                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       Washington, D.C. 20549

                                                             FORM N-CSR

                             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                            Investment Company Act file number: 811-1467

                                              The Lutheran Brotherhood Family of Funds
                                         (Exact name of registrant as specified in charter)

                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                        (Address of principal executive offices) (Zip code)

                                                      John C. Bjork, Secretary
                                                      625 Fourth Avenue South
                                                    Minneapolis, Minnesota 55415
                                              (Name and address of agent for service)

                                 Registrant's telephone number, including area code: (612) 340-7005
                                                Date of fiscal year end: October 31
                                             Date of reporting period: October 31, 2003

Item 1. Report to Stockholders

[GRAPHIC OMITTED: Thrivent Investment Management TM]

The Lutheran Brotherhood Family of Funds

Annual Report
October 31, 2003

[GRAPHIC OMITTED: Men reading a newspaper]

Table of Contents

President's Letter                                                  1

Economic and Market Overview                                        2

Portfolio Perspectives
Lutheran Brotherhood
Opportunity Growth Fund                                             4
Lutheran Brotherhood Mid Cap Growth Fund                            6
Lutheran Brotherhood World Growth Fund                              8
Lutheran Brotherhood Growth Fund                                   10
Lutheran Brotherhood Fund                                          12
Lutheran Brotherhood Value Fund                                    14
Lutheran Brotherhood High Yield Fund                               16
Lutheran Brotherhood Income Fund                                   18
Lutheran Brotherhood Municipal Bond Fund                           20
Lutheran Brotherhood
Limited Maturity Bond Fund                                         22
Lutheran Brotherhood Money Market Fund                             24

Report of Independent Auditors                                     26

Schedules of Investments
Lutheran Brotherhood
Opportunity Growth Fund                                            27
Lutheran Brotherhood Mid Cap Growth Fund                           32
Lutheran Brotherhood World Growth Fund                             37
Lutheran Brotherhood Growth Fund                                   41
Lutheran Brotherhood Fund                                          45
Lutheran Brotherhood Value Fund                                    47
Lutheran Brotherhood High Yield Fund                               50
Lutheran Brotherhood Income Fund                                   58
Lutheran Brotherhood Municipal Bond Fund                           64
Lutheran Brotherhood
Limited Maturity Bond Fund                                         81
Lutheran Brotherhood Money Market Fund                             87

Statement of Assets and Liabilities                                90

Statement of Operations                                            92

Statement of Changes in Net Assets                                 94

Notes to Financial Statements                                      96

Financial Highlights
Lutheran Brotherhood
Opportunity Growth Fund                                           108
Lutheran Brotherhood Mid Cap Growth Fund                          108
Lutheran Brotherhood World Growth Fund                            110
Lutheran Brotherhood Growth Fund                                  110
Lutheran Brotherhood Fund                                         112
Lutheran Brotherhood Value Fund                                   112
Lutheran Brotherhood High Yield Fund                              114
Lutheran Brotherhood Income Fund                                  114
Lutheran Brotherhood Municipal Bond Fund                          116
Lutheran Brotherhood
Limited Maturity Bond Fund                                        116
Lutheran Brotherhood Money Market Fund                            118

Trustees and Officers of The Lutheran
Brotherhood Family of Funds                                       122

[PHOTO OMITTED: PAMELA J. MORET]

Dear Shareholder:

We are pleased to provide you with the annual report for the fiscal year ended October 31, 2003 for The Lutheran Brotherhood Family of
Funds, managed by Thrivent Investment Management. In this report, you will find detailed information about The Lutheran Brotherhood Family of Funds, including summaries prepared by each portfolio manager highlighting performance, market conditions and management strategies during the twelve-month period. In addition, Jim Abitz, Thrivent
Investment Management's chief investment officer, reviews the larger economic environment influencing your investment performance in his
Economic and Market Overview.

In 2003, we have seen significant improvement in the financial markets. This has been a welcome change from the past few years.
Sadly, however, this marked improvement has been somewhat overshadowed by a string of disturbing disclosures of inappropriate mutual fund trading practices in the industry.

You can count on us for your investment needs

We want our shareholders to know we are committed to operating with integrity and earning and retaining your trust every day. This is especially important as investors' confidence in money managers and fund families is being shaken. At a time when the mutual fund industry is receiving increased negative attention, we are working hard to protect your interests by continually monitoring and reviewing our practices and seeking to hold ourselves to the high standards you expect.

Our practices discourage market timing and late trading

There are several ways we protect your interests:

(bullet) We do not permit late or after hours trading. Investors must place their orders to buy or sell shares before 4 p.m. ET to receive that day's price.

(bullet) We reserve the right to reject purchases we believe could negatively impact our investors.

(bullet) We enhanced our fair value pricing that allows us to factor in events that could affect the valuation of our international stock funds. This pricing practice helps eliminate potential arbitrage opportunities for market timers.

We're building for the future

As we continue to strive to operate our business with integrity, we are working to ensure that we continue to meet your investment needs.
Investments play an important role in many shareholders' financial plans. Our mutual fund family and portfolio money management capabilities are being repositioned to better meet shareholders'
needs.

Our goal is to deliver consistent competitive investment performance, enhanced shareholder services and a growing business with an excellent reputation. We expect to build on our many strengths while also addressing areas that need improvement.

We are developing action steps that, taken together, we expect will benefit shareholders. They include:

(bullet) Merging the fund families and, in the process, placing all of the funds under a single Board of Trustees.

(bullet) Thrivent Investment Management is investing $4-5 million to enhance the quality of its portfolio money management capabilities.

(bullet) Creating new product names using the Thrivent Financial brand.

(bullet) Expanding our investment product offerings.

(bullet) Enhancing transfer agent services to increase our
shareholders' access to account information and to make share transactions easier.

(bullet) Offering greater investment choice through access to an expanded array of money managers.

Your Thrivent Investment Management representative can be your guide

As we build our capabilities, our philosophy is centered firmly on your relationship with your Thrivent Investment Management
representative. You can expect regular timely advice from your
Thrivent Investment Management representative on asset allocation, the financial markets and the economy. In a period of improving market conditions, it's often a good idea to review your current investment mix and overall balance. Talk to your Thrivent Investment Management representative today if you have any questions. He or she is there to help and would welcome the chance to do so. Thank you for continuing to turn to us for your financial solutions.

Sincerely,

/S/ PAMELA J. MORET

Pamela J. Moret
President
The Lutheran Brotherhood Family of Funds

[PHOTO OMITTED: JIM ABITZ]

Jim Abitz                                                 October 31, 2003

Senior Vice President, and
Chief Investment Officer

Economic and Market Overview

The nation's financial markets moved solidly into recovery mode over the 12 months ended October 31, 2003, with every major asset class recording gains -- many of them substantial. After a stronger 4th quarter in 2002, the markets sank again in early 2003 owing to an anxiety-inducing prelude to war with Iraq. In mid-March of 2003, after it became obvious that war was forthcoming, but with an apparent quick end of the initial conflict, the markets responded with an encouraging and broad-based rebound. Strong corporate profit reports supported and added to stock market gains throughout the summer months as further evidence of a strong economic recovery accumulated. All equity market capitalization ranges flourished in this environment with many smaller, "left-for-dead" technology companies leading the charge.
High-quality bonds posted positive, yet tempered, returns in the face of a rising interest rate environment and a renewed economy, while high-yield issues recorded hefty gains amid their finest run in several years.

U.S. Economy

Economic growth, after muddling along at a 1-2% rate, jumped sharply in the summer and fall months, punctuated with an extraordinary 3rd quarter 2003 gross domestic product (GDP) year-over-year increase of
8.2%, according to the Commerce Department's revised estimate. This was the strongest growth rate in nearly 20 years. The improvement was largely attributable to a combination of companies rebuilding depleted inventories and increasing capital expenditures and business investment. Last April, we pointed to weak capital spending and the lack of job growth as key missing pieces from the complete economic puzzle. With a solid pick up in business spending, all eyes have been trained on employment numbers and we have seen some improvement on the margin, backed by evidence such as weekly initial jobless claims having fallen to the lowest level since February of 2001. The net job loss figures, however, are sobering and could impact consumer confidence and the rate of economic growth if they continue to make newspaper headlines. Manufacturing activity has recently expanded, the housing sector continues its strong performance and consumer confidence has been increasingly positive -- all key factors in the strong recovery.

Inflation and Monetary Policy

Inflation has yet to register in this economic recovery, with the exception of the occasional spike in energy prices. On a
year-over-year basis, inflation, as measured by the Consumer Price
Index, has held steady in the 2% range and shows no imminent signs of accelerating. This low level of inflation is consistent with the
Federal Reserve holding market interest rates steady well into 2004.
Low interest rates will continue to provide stimulatory fuel for the economy but will likely rise as improved employment and stronger economic growth numbers come in. The current federal funds rate -- the rate at which banks charge one another for overnight loans and a barometer of all market interest rates -- stands at 1%, a 45-year low.

Equity Performance

The past 12 months were an exceedingly rewarding period for stock investors with all market capitalization ranges and investment styles turning in robust returns. The stock rally since late March was dominated by a decided "lower-quality" bias that favored small and out-of-favor firms over larger, more established companies. Technology stocks, the scourge of investors over the past several years, led the rally as evidenced by the NASDAQ Composite's breathtaking 46.04% total return over the 12-month period ended October 31, 2003. Small company stocks, as measured by the Russell 2000 Index, returned 43.38% while mid-caps and the S&P Midcap 400 Index gained 30.71%. Larger companies brought up the rear with their proxy, the S&P 500 Index, returning
20.79%. As for investment styles, value-oriented stocks outperformed growth, but this should be discounted as so many growth-oriented technology stocks had fallen in price and were being eyed as cheaper value stocks. International stocks emerged from a long hibernation as
Japan's economy showed signs of life and valuations of many European stocks became attractive. Morgan Stanley's EAFE Index -- a commonly used measure of international stock performance -- rose 27.57% over the one-year period.

Fixed-Income Performance

With a recovering economy and a somewhat more stable geopolitical landscape, higher-quality bonds slowed down from a very strong three-year performance period. The threat of rising interest rates, teamed with a much-improved stock market, sent investors scrambling for more return potential throughout the last six months of the fiscal year. Corporate bonds, especially those below investment grade, performed best as a result of an improved business climate and company balance sheets holding less debt. The threat of rising interest rates dampened investor enthusiasm for the highest-quality U.S. Treasury securities and government agency debt.For the period, the Lehman
Brothers Aggregate Bond Index -- a broad barometer of high-quality bond performance -- posted a 4.90% total return.

The historically wide yield difference between high-yield bonds and
U.S. Treasuries attracted sizable inflows into high-yield bond funds and, teamed with an improved credit market, produced sizable gains for investors. The Lehman Brothers High Yield Bond Index produced a 33.76% total return over the 12-month period.

Outlook

Signs have grown increasingly positive and it is obvious that the U.S.
economy is in the midst of a firm recovery. With a low interest rate environment and strong productivity and economic growth, there is no reason that the economy cannot grow at a 4% rate in 2004. Consumer confidence, while inherently volatile, has risen in recent months and many experts expect a strong holiday retail season from higher consumer spending. Irritants such as high consumer debt levels and a spike in the personal bankruptcy rate have yet to impact consumer confidence, while inflation appears sedate. Lower unemployment rates and job creation are factors that could provide leadership into the next market rally, and recent indications point to employment numbers growing positive.

We expect less robust returns for high-quality bonds in the next six to twelve months as interest rates are set to rise from historically low levels. However, in our view, the Federal Reserve will likely hold off on significant interest rate increases until the unemployment rate exhibits a convincing downward trend.

In our experience, the stock market rarely, if ever, moves upward in a steady way. As an example, the month of September saw a drop in all major equity indexes but should not necessarily be viewed negatively.
In our opinion, such consolidation periods are a healthy and necessary part of market rallies as they help prepare for future gains and allow investors on the sideline to reenter the market. This additional demand by investors was one reason the stock market performed so well in October. We expect more periodic pullbacks, such as September's, as investors occasionally reap profits, but remain confident that overall, the market is well positioned for a rewarding 2004.

Lutheran Brotherhood Opportunity Growth Fund

[PHOTO OMITTED: ANDREA J. THOMAS]

Andrea J. Thomas, Portfolio Manager

The Lutheran Brotherhood Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.

The technology sector led the surge in small cap growth stocks for the
12-month period ending October 31, 2003. The Fund posted a return of
35.35% over the period, compared to the median return of 38.60% for its Lipper, Inc., peer group. The Fund's previous market benchmark, the small company Russell 2000 Index, returned 43.38%, while the
Fund's current benchmark, the Russell 2000 Growth Index, returned
46.55%. Because the Russell 2000 Growth Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the Russell 2000
Index.

Restructuring for the Future

The primary reason for the underperformance of the Fund this year was a restructuring of the Fund in November of 2002 to better align risk across various market cap segments. In the past, the Fund had been systematically underweighted in the micro-cap sector due to its liquidity constraints. This has been both a help and a hindrance to performance. We tackled this problem by restructuring the Fund to achieve exposure to this area while keeping the risk attributes of the overall Fund in line with its benchmark. While this was relatively costly to implement, it better positioned the Fund for the long run.

Another reason for the Fund's underperformance was weak performance in many of its health care stocks, the pharmaceutical sector in particular. This has been a relatively strong sector in the small-cap market over the last 12 months, and although our stocks were up a substantial amount, the benchmark's were up more and thus outperformed the Fund.

Besides technology, a sector which has helped the Fund's performance has been telecom services. Many of these stocks were trading at levels that suggested they were not going concerns. However, when the economy began showing signs of acceleration, the capital market opened up for many of these firms. With added liquidity, they began to be valued again as real businesses that will survive the downturn.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology      34.7%
Health Care                 20.5%
Consumer Discretionary      16.4%
Industrials                  8.9%
Financials                   8.2%
Energy                       4.0%
Consumer Staples             1.5%
Communications Services      1.3%
Materials                    0.9%
Utilities                    0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              3.3%
Common Stocks                      96.7%

Top 10 Holdings
(% of Portfolio)

Cost Plus, Inc.                              0.9%
Affiliated Managers Group, Inc.              0.8%
C.H. Robinson Worldwide, Inc.                0.7%
Getty Images, Inc.                           0.7%
Corporate Executive Board Company            0.7%
Caremark Rx, Inc.                            0.7%
OmniVision Technologies, Inc.                0.7%
St. Mary Land & Exploration Company          0.7%
MicroStrategy, Inc.                          0.6%
Forward Air Corporation                      0.6%

These holdings represent 7.1% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

Small-cap stocks have enjoyed a substantial run off the lows of last
October. One of the key variables investors are watching is the strength and magnitude of the economic expansion. There is little doubt that the economy is accelerating, but investors will soon turn to watching for signs of overheating and possible inflation in the coming months. Once the Fed begins to show signs that they are going to raise rates, which is likely later in 2004, small-cap stocks may stall out as they typically do not fare as well as larger-cap stocks in that type of environment.

Going forward, we are aggressively positioned in growth sectors, as economic strength should continue to provide a positive backdrop for small-cap stocks. Once the Fed begins to tighten, though, stock market performance may begin to wane. In anticipation of this, we will likely adopt a slightly more defensive posture than we have carried over the past year.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LUOGX                  LUOBX                LBOIX
Transfer Agent ID               61                    361                  461
Net Assets            $136,808,195            $11,616,511             $683,764
NAV                          $8.96                  $8.56                $9.33
NAV -- High*   10/29/2003 -- $9.02    10/29/2003 -- $8.61  10/29/2003 -- $9.38
NAV -- Low*     3/12/2003 -- $5.77     3/12/2003 -- $5.53   3/12/2003 -- $5.96
Number of Holdings: 324           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                        Lipper         Russell
                   LB             Russell   Consumer    Median         2000
                   Opportunity    2000      Price       Small-Cap      Growth
  Date             Growth Fund    Index**   Index****   Growth Funds   Index***
-------------------------------------------------------------------------------
October 31, 1993       9,450      10,000     10,000       10,000       10,000
            1993       9,095       9,674     10,007        9,692        9,595
            1994       9,335      10,005     10,007       10,103        9,975
            1994       9,556      10,318     10,034       10,372       10,240
            1994       9,459      10,281     10,069       10,366       10,196
            1994       8,821       9,739     10,103        9,806        9,568
            1994       8,883       9,796     10,117        9,808        9,583
            1994       8,546       9,687     10,124        9,596        9,368
            1994       8,049       9,361     10,158        9,249        8,965
            1994       8,333       9,514     10,185        9,305        9,093
            1994       9,060      10,043     10,226        9,836        9,761
            1994       9,193      10,010     10,254       10,047        9,803
            1994       9,539       9,970     10,261       10,038        9,908
            1994       9,344       9,567     10,275        9,658        9,507
            1995       9,583       9,824     10,275       10,029        9,732
            1995       9,166       9,701     10,316        9,997        9,535
            1995       9,654      10,104     10,357       10,273        9,974
            1995      10,008      10,277     10,391       10,588       10,266
            1995      10,079      10,506     10,426       10,728       10,421
            1995      10,354      10,686     10,446       10,890       10,557
            1995      11,294      11,241     10,467       11,467       11,284
            1995      12,553      11,889     10,467       12,307       12,164
            1995      12,757      12,144     10,494       12,520       12,314
            1995      13,031      12,361     10,515       12,798       12,568
            1995      12,260      11,809     10,549       12,343       11,950
            1995      12,819      12,305     10,542       12,790       12,477
            1996      13,197      12,630     10,535       12,991       12,753
            1996      12,979      12,616     10,597       12,927       12,648
            1996      13,830      13,009     10,631       13,433       13,225
            1996      14,136      13,279     10,686       13,755       13,486
            1996      15,489      13,990     10,728       14,779       14,521
            1996      16,581      14,540     10,748       15,369       15,266
            1996      15,446      13,943     10,755       14,774       14,274
            1996      14,081      12,726     10,776       13,552       12,532
            1996      14,922      13,465     10,796       14,342       13,459
            1996      16,101      13,991     10,830       15,063       14,152
            1996      14,867      13,777     10,865       14,780       13,542
            1996      14,267      14,344     10,885       15,231       13,918
            1997      14,802      14,719     10,885       15,475       14,190
            1997      15,085      15,014     10,920       15,820       14,544
            1997      13,717      14,651     10,954       15,268       13,666
            1997      12,189      13,959     10,981       14,504       12,702
            1997      11,610      13,998     10,995       14,457       12,555
            1997      13,385      15,555     10,988       16,124       14,442
            1997      14,124      16,222     11,002       17,003       14,931
            1997      14,925      16,976     11,016       18,029       15,696
            1997      15,283      17,365     11,036       18,397       16,167
            1997      17,045      18,636     11,064       19,769       17,458
            1997      15,985      17,818     11,091       18,909       16,409
            1997      15,307      17,702     11,084       18,691       16,018
            1998      14,742      18,012     11,071       18,893       16,027
            1998      14,306      17,727     11,091       18,557       15,813
            1998      15,178      19,038     11,112       19,975       17,209
            1998      15,755      19,822     11,132       20,884       17,931
            1998      15,793      19,931     11,153       21,026       18,041
            1998      14,511      18,857     11,174       19,889       16,730
            1998      14,614      18,896     11,187       19,938       16,901
            1998      13,473      17,366     11,201       18,509       15,490
            1998      10,524      13,993     11,215       14,766       11,914
            1998      11,332      15,089     11,229       15,593       13,122
            1998      11,960      15,705     11,256       16,228       13,806
            1998      12,768      16,527     11,256       17,230       14,877
            1999      14,114      17,550     11,249       18,381       16,224
            1999      13,922      17,784     11,277       18,672       16,954
            1999      12,588      16,343     11,290       17,010       15,403
            1999      12,819      16,598     11,325       17,541       15,951
            1999      13,075      18,086     11,407       18,306       17,360
            1999      13,601      18,350     11,407       18,386       17,387
            1999      14,473      19,179     11,407       20,046       18,303
            1999      14,447      18,654     11,441       19,995       17,737
            1999      13,819      17,963     11,469       19,669       17,074
            1999      14,204      17,967     11,524       20,203       17,403
            1999      14,306      18,041     11,544       21,301       17,849
            1999      15,601      19,118     11,551       23,967       19,736
            2000      17,934      21,282     11,551       28,391       23,215
            2000      17,139      20,939     11,579       28,045       22,999
            2000      20,459      24,396     11,647       35,351       28,350
            2000      19,447      22,788     11,743       32,898       25,370
            2000      17,703      21,417     11,750       28,937       22,808
            2000      16,498      20,168     11,757       26,437       20,811
            2000      18,780      21,927     11,826       30,682       23,500
            2000      17,447      21,221     11,846       28,575       21,486
            2000      19,818      22,840     11,860       31,949       23,746
            2000      19,190      22,168     11,922       30,668       22,566
            2000      18,357      21,180     11,942       28,665       20,734
            2000      15,255      19,004     11,949       23,772       16,970
            2001      16,604      20,637     11,942       25,862       18,008
            2001      16,618      21,712     12,018       26,382       19,466
            2001      14,309      20,288     12,066       22,928       16,797
            2001      12,774      19,296     12,093       20,783       15,270
            2001      14,143      20,805     12,141       23,292       17,140
            2001      14,323      21,316     12,196       23,726       17,537
            2001      14,447      22,052     12,217       24,286       18,015
            2001      13,908      20,859     12,183       22,979       16,478
            2001      13,092      20,185     12,183       21,578       15,449
            2001      11,143      17,468     12,238       18,218       12,956
            2001      12,042      18,490     12,196       19,710       14,203
            2001      12,760      19,921     12,176       21,186       15,388
            2002      13,355      21,150     12,128       22,428       16,346
            2002      12,843      20,930     12,155       21,715       15,765
            2002      12,111      20,357     12,203       20,268       14,744
            2002      12,871      21,994     12,272       21,833       16,026
            2002      12,401      22,194     12,340       21,239       15,679
            2002      11,834      21,208     12,340       20,222       14,762
            2002      10,908      20,156     12,347       18,758       13,511
            2002       9,484      17,113     12,361       16,123       11,434
            2002       9,484      17,070     12,402       16,145       11,429
            2002       8,834      15,844     12,423       15,149       10,603
            2002       9,152      16,353     12,454       15,751       11,140
            2002       9,788      17,812     12,454       16,908       12,244
            2003       9,042      16,822     12,426       15,829       11,399
            2003       8,682      16,359     12,481       15,393       11,090
            2003       8,406      15,865     12,577       14,977       10,794
            2003       8,502      16,068     12,653       15,208       10,958
            2003       9,194      17,591     12,626       16,446       11,995
            2003      10,189      19,477     12,605       17,949       13,346
            2003      10,383      19,831     12,619       18,410       13,603
            2003      11,019      21,071     12,632       19,579       14,632
            2003      11,613      22,037     12,681       20,695       15,418
            2003      11,309      21,631     12,722       20,171       15,027
October 31, 2003     $12,387     $23,447    $12,708      $21,963      $16,326

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     35.35%          0.70%             2.74%
with sales charge        27.82%         (0.42)%            2.16%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     34.38%        (0.05)%           (4.74)%
with sales charge        30.38%        (0.05)%           (4.74)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          37.21%          1.46%           (3.52)%

Footnotes read:

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Russell 2000 index, the Russell 2000 Growth
     Index, and the Consumer Price Index do not reflect any
     such charges. If you were to purchase any of the above
     individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The Russell 2000 Index is an index comprised of the 2,000
     smaller companies in the Russell 3000 Index, which
     represents the 3,000 largest companies based on market
     capitalization and is designed to represent the
     performance of about 98% of the U.S. equity market. It
     is not possible to invest directly in these Indexes.
     The performance of these Indexes does not reflect
     deductions for fees, expenses or taxes.

***  The Russell 2000 Growth Index is an index comprised of
     companies with a greater than average growth
     orientation within the Russell 2000 Index. The Russell
     2000 Index is comprised of the 2,000 smaller companies
     in the Russell 3000 Index, which represents the 3,000
     largest companies based on market capitalization and is
     designed to represent the performance of about 98% of
     the U.S. equity market. It is not possible to invest
     directly in these Indexes. The performance of these
     Indexes does not reflect deductions for fees, expenses
     or taxes. The composition of the Russell 2000 Growth
     Index serves as a better reflection of the Fund's
     current investment strategy than does the Russell 2000
     Index.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Mid Cap Growth Fund

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, Portfolio Manager

The Lutheran Brotherhood Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Mid-cap growth stocks participated heavily in the resurgent stock market's gains over the 12-month period ended October 31, 2003 as corporate earnings and the overall U.S. economy surged. The LB Mid Cap
Growth Fund registered a robust 29.86% total return, in line with its
Lipper, Inc. peer group of similarly-managed mid-cap growth stock funds, which had a 30.09% median total return. The Fund's market benchmark, the Russell Mid Cap Growth Index, recorded a 39.30% total return.

A Lower-Quality Technology Rally

The majority of the Fund's gains came after the U.S. led invasion of
Iraq in March with many of the most beaten down issues leading the charge. A typical leadership stock over this period had a low price --
some even priced for bankruptcy -- and was tied intimately to the burgeoning economic recovery. In particular, information technology and telecommunications stocks rebounded with force from a miserable three-year slump. The Fund maintained a strong overweight
position in information technology stocks and greatly benefited from positive stock selection in the software and semiconductor industries.
Strong stock picking in the materials (metals/mining and chemicals industries) sector also boosted performance.

The Fund trailed the Russell Mid Cap Growth Index due to less exposure to smaller market capitalization companies, many of which had very low prices and had struggled in recent years. The Fund's emphasis on larger mid-cap companies and selection against what we considered weaker low-priced stocks explain our underperformance against the
Russell Mid Cap Growth Index. Also holding the Fund back from higher gains, was negative stock selection in the energy and industrials sectors. Construction & engineering and the commercial services stocks performed very well in the expanding economy and weaker stock selection in these industries held the Fund back from more robust gains.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Information Technology      30.4%
Consumer Discretionary      19.2%
Health Care                 18.7%
Financials                   9.0%
Industrials                  8.7%
Energy                       5.0%
Materials                    1.9%
Communications Services      1.1%
Consumer Staples             0.7%
Utilities                    0.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.8%
Common Stocks                      95.2%

Top 10 Holdings
(% of Portfolio)

Network Appliance, Inc.             0.8%
Caremark Rx, Inc.                   0.8%
Gilead Sciences, Inc.               0.8%
Coach, Inc.                         0.8%
Gentex Corporation                  0.7%
Microchip Technology, Inc.          0.7%
Biomet, Inc.                        0.7%
Williams-Sonoma, Inc.               0.7%
Univision Communications, Inc.      0.7%
Bed Bath & Beyond, Inc.             0.7%

These holdings represent 7.4% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

The key factors for mid-cap growth stock investors will continue to center on economic and corporate earnings growth. Many market experts believe stocks have "come too far, too fast" and that the market is overvalued. We take issue with this stance and adhere to the position that corporate America is substantially leaner in the wake of balance sheet improvements and increased productivity. Improvements in revenue growth could quickly translate into earnings growth,which would greatly benefit growth-oriented mid-cap companies.

Given the above, the Fund will be positioned aggressively in anticipation of continued economic and corporate profit improvements with overweight positions in the most growth-oriented areas of the market such as technology. To guard against smaller companies again outperforming larger mid-cap names, we will add more exposure in select positions but will ensure that the Fund continues a decided mid-cap discipline.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBMGX                  LUGBX                LBMIX
Transfer Agent ID               58                    358                  458
Net Assets            $113,116,436            $37,234,218           $7,257,924
NAV                         $12.35                 $11.78               $12.87
NAV -- High*  10/29/2003 -- $12.39   10/29/2003 -- $11.81 10/29/2003 -- $12.91
NAV -- Low*     3/11/2003 -- $8.73     3/11/2003 -- $8.36   3/11/2003 -- $9.03
Number of Holdings: 307           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                          Lipper        Russell
                     LB                        Consumer   Median        MidCap
                     Mid Cap      S&P MidCap   Price      Mid Cap       Growth
  Date               Growth Fund  400 Index**  Index****  Growth Funds  Index***
-------------------------------------------------------------------------------
    May 31, 1997       9,450       10,000      10,000       10,000      10,000
            1997       9,828       10,285      10,012       10,395      10,277
            1997      10,461       11,303      10,025       11,225      11,260
            1997      10,359       11,290      10,044       11,193      11,151
            1997      10,911       11,939      10,069       11,924      11,715
            1997      10,553       11,419      10,094       11,380      11,128
            1997      10,400       11,588      10,087       11,378      11,245
            1998      10,638       12,038      10,075       11,571      11,393
            1998      10,486       11,809      10,094       11,368      11,188
            1998      11,432       12,787      10,112       12,382      12,240
            1998      11,900       13,364      10,131       12,962      12,753
            1998      11,987       13,608      10,150       13,084      12,926
            1998      11,345       12,996      10,169       12,484      12,394
            1998      11,682       13,078      10,181       12,760      12,745
            1998      11,127       12,571      10,194       12,113      12,199
            1998       8,843       10,232      10,206        9,763       9,871
            1998       9,431       11,217      10,219       10,439      10,617
            1998       9,996       12,220      10,244       11,064      11,399
            1998      10,725       12,829      10,244       11,720      12,168
            1999      11,867       14,379      10,237       12,915      13,428
            1999      12,313       13,820      10,262       13,068      13,831
            1999      11,595       13,096      10,275       12,204      13,154
            1999      12,313       13,462      10,306       12,721      13,887
            1999      12,748       14,523      10,381       13,402      14,520
            1999      12,596       14,587      10,381       13,457      14,333
            1999      13,553       15,369      10,381       14,276      15,334
            1999      13,390       15,041      10,412       14,021      14,845
            1999      13,140       14,526      10,437       13,718      14,691
            1999      13,107       14,077      10,487       13,588      14,566
            1999      14,064       14,795      10,506       14,310      15,692
            1999      15,087       15,567      10,512       15,367      17,317
            2000      17,590       16,492      10,512       17,286      20,316
            2000      17,320       15,664      10,537       17,016      20,312
            2000      21,571       16,760      10,600       19,703      24,582
            2000      21,043       18,163      10,687       20,111      24,607
            2000      19,603       17,527      10,693       18,854      22,219
            2000      18,726       17,310      10,700       18,021      20,599
            2000      19,929       17,564      10,762       19,248      22,785
            2000      19,457       17,842      10,781       18,874      21,342
            2000      21,841       19,835      10,793       20,968      24,561
            2000      21,549       19,700      10,849       20,599      23,360
            2000      20,570       19,032      10,868       19,822      21,761
            2000      18,433       17,595      10,874       17,784      17,032
            2001      19,702       18,941      10,868       19,173      17,929
            2001      19,787       19,364      10,937       19,599      18,953
            2001      16,821       18,258      10,981       16,661      15,675
            2001      14,953       16,901      11,006       14,820      13,431
            2001      16,931       18,766      11,049       16,647      15,670
            2001      16,894       19,203      11,099       16,727      15,597
            2001      16,748       19,126      11,118       16,657      15,605
            2001      16,076       18,841      11,087       15,769      14,553
            2001      15,027       18,225      11,087       14,691      13,498
            2001      13,000       15,958      11,137       12,505      11,267
            2001      13,952       16,665      11,099       13,355      12,451
            2001      15,088       17,905      11,081       14,442      13,792
            2002      15,637       18,828      11,037       15,014      14,316
            2002      15,136       18,732      11,062       14,505      13,851
            2002      14,502       18,755      11,106       13,762      13,066
            2002      15,307       20,096      11,168       14,671      14,063
            2002      14,807       20,001      11,221       14,242      13,319
            2002      14,416       19,663      11,221       13,795      12,921
            2002      13,122       18,263      11,228       12,638      11,495
            2002      11,865       16,494      11,240       11,326      10,379
            2002      11,767       16,576      11,278       11,222      10,342
            2002      10,962       15,240      11,296       10,525       9,521
            2002      11,609       15,900      11,325       11,109      10,258
            2002      12,353       16,819      11,325       11,718      11,061
            2003      11,548       16,128      11,300       10,992      10,393
            2003      11,340       15,657      11,350       10,834      10,291
            2003      11,206       15,284      11,437       10,658      10,201
            2003      11,328       15,413      11,506       10,810      10,391
            2003      12,134       16,531      11,481       11,539      11,099
            2003      13,183       17,900      11,462       12,474      12,167
            2003      13,379       18,128      11,475       12,663      12,340
            2003      13,769       18,771      11,487       13,121      12,781
            2003      14,477       19,621      11,531       13,805      13,485
            2003      13,952       19,321      11,569       13,364      13,223
October 31, 2003     $15,075      $20,782     $11,556      $14,445     $14,289

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year         5/30/1997
----------------------------------------------------------------
without sales charge     29.86%          8.56%             7.54%
with sales charge        22.76%          7.35%             6.59%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     29.03%          7.76%             5.45%
with sales charge        25.03%          7.76%             5.45%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          31.46%          9.39%             6.84%

*    As you compare performance, please note that the Fund's performance reflects the maximum 5.5% sales charge, while the S&P
     MidCap 400 Index, the Russell Mid Cap Growth Index and
     the Consumer Price Index do not reflect any such
     charges. If you were to purchase any of the above
     individual stocks or funds represented in these
     Indexes, any charges you would pay would reduce your
     total return as well.

**   The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization
     stocks. It is not possible to invest directly in the
     Index. The performance of the Index does not reflect
     deductions for fees, expenses or taxes.

***  The Russell Mid Cap Growth Index is an index comprised of those
     Russell Mid Cap Index companies with higher
     price-to-book ratios and higher forecasted growth
     values, specifically the 800 smallest companies within
     the top 1,000 of the Russell 3000 Index. The Russell
     3000 Index is comprised of the 3,000 largest U.S.
     companies based on market capitalization and is
     designed to represent the performance of 98% of the
     U.S. equity market. It is not possible to invest
     directly in the Index. The composition of the Russell
     Mid Cap Growth Index serves as a better reflection of
     the Fund's current investment strategy than does the
     S&P Mid Cap 400 Index.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
     changes in share prices, the reinvestment of all
     dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood World Growth Fund

[LOGO OMITTED: T. ROWE PRICE]

T. Rowe Price International, Inc., Portfolio Subadviser

The Lutheran Brotherhood World Growth Fund seeks long-term growth of capital by investing primarily in common stocks issued by established
non-U.S. companies.*

A broad-based rally in equities occurred during the 12-month period ending October 31, 2003, as global economies began to reflect more substantial signs of recovery. The LB World Growth Fund posted a return of 19.69% over the period, while the median of the Fund's
Lipper, Inc. peer group was 23.77%. The Fund's market benchmark, the
MSCI EAFE Index, posted a return of 27.03% over the same period.

The U.S. market rally was led by growth stocks, particularly technology shares. However, the international market rally was led by value stocks, so the Fund's emphasis on growth stocks was the primary reason for its underperformance, as compared to its market benchmark.
The Fund was significantly underweight in Japan which negatively impacted results relative to the MSCI EAFE Index as Japan bounced sharply off its springtime lows. European markets performed broadly in line with overall international markets over the past 12 months, but lagged more recently. While growth stocks generally lagged over the last year, the Fund benefited from its broad exposure across countries and sectors.

The Fund benefited from its exposure to the financial sector, as many financial companies were strengthened by improvements within the capital markets, however, being underweight versus the benchmarks caused relative returns to lag. The telecommunications sector was a large positive contributor to performance and the Fund remains overweight in the wireless area, including significant positions within emerging markets where several of our stocks provided strong support. The portfolio's media industry exposure detracted from relative results, as the fund maintained a large position in this area. We expected the global recovery to support advertising expenditure. The Fund's concentration in the pharmaceutical sector also negatively impacted results, as drug stocks have been major laggards in developed markets. The combination of generic competition and the lack of exciting new products has weighed in this area.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                  23.9%
Consumer Discretionary      18.2%
Telecommunication Services  10.2%
Health Care                 10.0%
Consumer Staples             8.6%
Information Technology       8.2%
Industrials                  7.8%
Energy                       7.7%
Materials                    3.6%
Utilities                    1.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              0.4%
Common Stocks                      99.6%

Top 10 Countries
(% of Portfolio)

United Kingdom                     25.1%
Japan                              20.0%
France                             14.9%
Switzerland                         6.5%
Italy                               5.1%
Netherlands                         5.0%
Spain                               3.7%
Sweden                              2.9%
Germany                             2.5%
Hong Kong                           2.1%

These holdings represent 87.8% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Countries, Portfolio Composition and Top Industries are
subject to change.

Outlook

Valuations are no longer at the subdued levels of a year ago, but growth seems much more assured at this juncture. The preoccupation of the markets is beginning to turn to when interest rates are likely to be increased, which is the likely outcome of economic expansion. The
U.K. and Australia were the first countries to raise rates, and some believe they are a harbinger of more to come in other regions as the global expansion takes hold. That said, the process of recovery is still too young to warrant rate increases in much of the world, and we therefore expect central banks to continue to lean on the side of promoting growth at the risk of a bit more inflation for some time.

Against a background of improving growth and subdued inflation, we see markets making further headway in the year ahead, even if in the near term there may be a few more bumps along the way. As an economic upturn becomes more established, investors are likely to shift their focus from the more cyclical, value parts of the market to consistent sustainable growth companies, which could benefit the growth-oriented investment approach of the Fund during 2004.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBWGX                  LUWBX                LBWIX
Transfer Agent ID               62                    362                  462
Net Assets             $59,798,249            $10,773,987          $10,326,438
NAV                          $8.39                  $8.02                $8.74
NAV -- High*   10/16/2003 -- $8.57    10/16/2003 -- $8.19  10/16/2003 -- $8.93
NAV -- Low*     3/12/2003 -- $6.00     3/12/2003 -- $5.77   3/12/2003 -- $6.21
Number of Holdings: 198           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                   Morgan
                         LB        Stanley                     Lipper
                         World     Capital         Consumer    Median
                         Growth    International   Price       International
  Date                   Fund      EAFE Index***   Index****   Stock Funds
------------------------------------------------------------------------------
September 31, 1995        9,450       10,000       10,000       10,000
              1995        9,383        9,734       10,033        9,790
              1995        9,461       10,007       10,026        9,893
              1996        9,768       10,413       10,020       10,203
              1996        9,991       10,458       10,078       10,413
              1996       10,058       10,496       10,111       10,443
              1996       10,214       10,722       10,163       10,625
              1996       10,514       11,036       10,202       10,957
              1996       10,470       10,836       10,222       10,899
              1996       10,581       10,899       10,228       10,975
              1996       10,247       10,583       10,248       10,581
              1996       10,392       10,609       10,268       10,691
              1996       10,626       10,894       10,300       10,919
              1996       10,559       10,785       10,333       10,829
              1996       11,038       11,217       10,352       11,290
              1997       11,080       11,075       10,352       11,320
              1997       10,923       10,690       10,385       11,247
              1997       11,035       10,868       10,418       11,394
              1997       11,013       10,910       10,444       11,421
              1997       11,080       10,970       10,457       11,449
              1997       11,810       11,687       10,450       12,144
              1997       12,316       12,334       10,463       12,702
              1997       12,642       12,536       10,477       13,039
              1997       11,473       11,602       10,496       12,078
              1997       12,237       12,255       10,522       12,839
              1997       11,338       11,316       10,548       11,862
              1997       11,293       11,203       10,542       11,763
              1998       11,320       11,303       10,529       11,862
              1998       11,721       11,823       10,548       12,158
              1998       12,396       12,584       10,568       12,944
              1998       12,819       12,974       10,587       13,584
              1998       12,911       13,080       10,607       13,772
              1998       12,877       13,020       10,627       13,786
              1998       12,877       13,121       10,640       13,703
              1998       13,037       13,257       10,653       13,891
              1998       11,412       11,617       10,666       11,937
              1998       11,137       11,264       10,679       11,520
              1998       12,110       12,442       10,705       12,411
              1998       12,671       13,082       10,705       13,058
              1999       13,100       13,601       10,698       13,467
              1999       12,973       13,564       10,725       13,512
              1999       12,720       13,244       10,738       13,164
              1999       13,227       13,800       10,770       13,628
              1999       13,699       14,363       10,849       14,206
              1999       13,065       13,626       10,849       13,602
              1999       13,561       14,160       10,849       14,289
              1999       13,791       14,585       10,881       14,667
              1999       13,929       14,641       10,907       14,799
              1999       13,998       14,792       10,960       14,864
              1999       14,436       15,349       10,979       15,432
              1999       15,439       15,886       10,986       16,438
              2000       17,376       17,314       10,986       18,360
              2000       16,296       16,217       11,012       17,260
              2000       17,162       16,657       11,077       18,118
              2000       17,316       17,306       11,168       18,403
              2000       16,331       16,398       11,175       17,293
              2000       15,738       16,001       11,181       16,760
              2000       16,497       16,630       11,247       17,463
              2000       15,940       15,936       11,266       16,839
              2000       16,307       16,078       11,279       17,063
              2000       15,275       15,298       11,338       16,113
              2000       14,693       14,940       11,358       15,560
              2000       13,910       14,383       11,364       14,899
              2001       14,400       14,898       11,358       15,437
              2001       14,555       14,891       11,430       15,500
              2001       13,261       13,775       11,475       14,299
              2001       12,239       12,863       11,501       13,258
              2001       13,209       13,766       11,547       14,125
              2001       12,627       13,291       11,599       13,697
              2001       12,084       12,752       11,619       13,219
              2001       11,799       12,521       11,586       12,862
              2001       11,502       12,206       11,586       12,525
              2001       10,298       10,973       11,638       11,177
              2001       10,609       11,253       11,599       11,449
              2001       11,036       11,669       11,580       11,876
              2002       11,256       11,739       11,534       12,044
              2002       10,712       11,116       11,560       11,474
              2002       10,816       11,194       11,606       11,546
              2002       11,385       11,805       11,671       12,150
              2002       11,295       11,891       11,727       12,175
              2002       11,295       12,052       11,727       12,284
              2002       10,816       11,577       11,733       11,800
              2002        9,613       10,435       11,746       10,624
              2002        9,574       10,414       11,786       10,576
              2002        8,461        9,298       11,805        9,448
              2002        9,069        9,798       11,835        9,890
              2002        9,574       10,244       11,835       10,311
              2003        9,186        9,901       11,809        9,954
              2003        8,746        9,488       11,861        9,542
              2003        8,435        9,271       11,953        9,312
              2003        8,215        9,096       12,024        9,130
              2003        9,082        9,998       11,998        9,973
              2003        9,613       10,613       11,979       10,559
              2003        9,742       10,876       11,992       10,779
              2003        9,871       11,141       12,005       11,011
              2003       10,117       11,411       12,050       11,279
              2003       10,298       11,766       12,090       11,518
  October 31, 2003      $10,855      $12,500      $12,077      $12,216

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/               1-Year         5-Year          9/5/1995
----------------------------------------------------------------
without sales charge     19.69%        (2.16)%             1.71%
with sales charge        13.07%        (3.27)%             1.02%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     18.81%        (2.90)%           (1.34)%
with sales charge        14.81%        (2.90)%           (1.34)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          21.22%        (1.41)%           (0.02)%

Footnotes read:

*    International investing has special risks including currency fluctuation and political volatility.

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the MSCI EAFE Index and the Consumer Price Index
     do not reflect any such charges. If you were to
     purchase any of the above individual stocks or funds
     represented in these Indexes, any charges you would pay
     would reduce your total return as well.

***  The Morgan Stanley Capital International Europe, Australasia,
     Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed
     countries outside North America. It is not possible to
     invest directly in the Index. The performance of the
     Index does not reflect deductions for fees, expenses or
     taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Growth Fund

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, Portfolio Manager

The Lutheran Brotherhood Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

Growth stocks rallied over the 12-month period ending October 31,
2003, primarily due to sales and earnings improvement and positive economic data. The LB Growth Fund returned 20.25% over the period, while the median return of the Fund's Lipper, Inc., peer group was
18.22%. The Fund's previous market benchmark, the S&P 500/Barra Growth
Index, returned 17.10%, while the Fund's current benchmark, the
Russell 1000 Growth Index, returned 21.82%. Because the Russell 1000
Growth Index is a more accurate reflection of the companies in which the Fund invests, it will be used to compare performance of the Fund, rather than the S&P 500/Barra Growth Index.

Improved Earnings and Economic Reports Fuel Rally

Sales and earnings improvement as well as positive economic data fueled the market recovery in large company growth stocks over the period. Sales and earnings stopped declining from quarter to quarter and falling stock prices abated. In addition, economic data both domestically and worldwide leveled off and started to improve over the period.

Information technology was the strongest performer over the period and the Fund's overweighting in this sector contributed to the Fund's performance against its benchmarks. Also aiding performance was the
Fund's low cash position and holdings in the energy, financial, and consumer staples sector. The Fund's stock selection in the heath care sector was slightly weak and contributed negatively to performance over the period.

The oversold condition of the market since April of 2000 definitely helped to serve as a springboard for equity returns once corporate and economic fundamentals started to improve. Since our portfolio was aggressively postured going into the rebound, we benefited as the year progressed.

Top Industries

Information Technology      31.8%
Health Care                 17.8%
Consumer Discretionary      16.0%
Financials                  12.0%
Consumer Staples             7.8%
Industrials                  7.6%
Energy                       2.8%
Communications Services      1.2%
Miscellaneous                0.3%
Materials                    0.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              2.4%
Common Stocks                      97.5%

Top 10 Holdings
(% of Portfolio)

Microsoft Corporation               3.5%
Intel Corporation                   3.2%
Pfizer, Inc.                        3.0%
Cisco Systems, Inc.                 2.9%
General Electric Company            2.4%
Wal-Mart Stores, Inc.               2.2%
Citigroup, Inc.                     2.1%
Dell, Inc.                          2.0%
Amgen, Inc.                         1.9%
Johnson & Johnson                   1.5%

These holdings represent 24.7% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Outlook

We still feel that large cap growth stocks will perform well going into 2004 as long as sales and earnings and the economy continue to improve on a year over year basis. Also influencing our positive stance is the fact that interest rates continue to stay low. The equity markets could be construed as being overvalued considering the large run-up this year, but we feel that as long as corporate and economic fundamentals continue to rebound these factors will overshadow valuation concerns. We continue to posture the portfolio towards sectors and individual companies that tend to outperform during periods of economic recovery and growth and our cash levels remain low.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBGAX                  LBGBX                  N/A
Transfer Agent ID               52                    352                  452
Net Assets             $28,048,794            $10,638,574           $3,134,968
NAV                         $10.75                 $10.43               $11.25
NAV -- High*  10/31/2003 -- $10.75   10/14/2003 -- $10.43 10/31/2003 -- $11.25
NAV -- Low*     3/11/2003 -- $8.05     3/11/2003 -- $7.85   3/11/2003 -- $8.34
Number of Holdings: 219           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                          Lipper
                                 S&P                      Median      Russell
                      LB         500/Barra    Consumer    Large Cap   1000
                      Growth     Growth       Price       Growth      Growth
  Date                Fund       Index***     Index**     Funds       Index****
------------------------------------------------------------------------------
October 31, 1999       9,450      10,000       10,000      10,000       10,000
            1999       9,908      10,428       10,006      10,505       10,540
            2000      10,968      11,200       10,006      11,653       11,636
            2000      10,521      10,454       10,030      11,159       11,090
            2000      10,905      10,673       10,089      11,796       11,632
            2000      11,867      11,661       10,172      12,503       12,465
            2000      11,208      11,083       10,178      11,854       11,872
            2000      10,607      10,631       10,184      11,184       11,274
            2000      11,340      11,489       10,244      12,007       12,128
            2000      11,134      10,978       10,262      11,771       11,623
            2000      12,079      11,613       10,273      12,815       12,675
            2000      11,203      10,480       10,327      11,915       11,476
            2000      10,658      10,208       10,345      11,270       10,933
            2000       9,318       9,122       10,351       9,730        9,322
            2001       9,393       8,727       10,345       9,741        9,026
            2001       9,702       8,976       10,410      10,050        9,650
            2001       8,161       7,921       10,452       8,568        8,012
            2001       7,360       7,208       10,476       7,772        7,140
            2001       8,098       7,851       10,517       8,543        8,043
            2001       8,047       7,870       10,565       8,489        7,925
            2001       7,778       7,758       10,583       8,231        7,741
            2001       7,520       7,738       10,553       7,989        7,548
            2001       6,913       7,218       10,553       7,358        6,931
            2001       6,260       6,732       10,600       6,645        6,238
            2001       6,500       6,981       10,565       6,885        6,566
            2001       7,130       7,597       10,547       7,506        7,197
            2002       7,108       7,610       10,505       7,529        7,183
            2002       6,919       7,598       10,529       7,347        7,056
            2002       6,575       7,374       10,571       7,041        6,763
            2002       6,850       7,549       10,630       7,329        6,997
            2002       6,306       7,009       10,681       6,827        6,426
            2002       6,174       6,873       10,681       6,685        6,271
            2002       5,636       6,322       10,687       6,131        5,691
            2002       5,212       6,018       10,699       5,683        5,378
            2002       5,235       6,056       10,735       5,697        5,394
            2002       4,725       5,429       10,752       5,150        4,834
            2002       5,120       5,932       10,779       5,564        5,278
            2002       5,384       6,220       10,779       5,800        5,564
            2003       4,966       5,816       10,755       5,398        5,180
            2003       4,862       5,670       10,803       5,279        5,054
            2003       4,822       5,653       10,886       5,230        5,031
            2003       4,908       5,768       10,951       5,325        5,125
            2003       5,286       6,154       10,928       5,693        5,504
            2003       5,550       6,354       10,910       5,961        5,778
            2003       5,596       6,470       10,922       6,019        5,858
            2003       5,756       6,554       10,934       6,175        6,004
            2003       5,905       6,668       10,975       6,310        6,153
            2003       5,796       6,648       11,011       6,192        6,087
October 31, 2003      $6,157      $6,946      $10,999      $6,545       $6,429

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    20.25%          (10.14)%
with sales charge                       13.64%          (11.40)%

                                                            From
                                                       Inception
Class B/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    19.34%          (10.81)%
with sales charge                       15.34%          (11.04)%

                                                            From
                                                       Inception
Institutional Class/3/                  1-Year        10/29/1999
----------------------------------------------------------------
Net Asset Value                         22.02%           (9.11)%

Footnotes read:

*    As you compare performance, please note that the Fund's
     performance reflects the maximum 5.5% sales charge,
     while the Consumer Price Index, the S&P Small Cap
     500/Barra Growth Index, and the Russell 1000 Growth
     Index do not reflect any such charges. If you were to
     purchase any of the above individual stocks or funds
     represented in these Indexes, any charges you would pay
     would reduce your total return as well.

**   The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

***  The S&P 500/Barra Growth Index is an capitalization-weighted index comprised of securities with higher price-to-book
     ratios in the S&P 500 Index. The S&P 500/Barra Growth
     Index is designed so that approximately one-half of the
     S&P 500 market capitalization is characterized as
     "value" and the other half as "growth." It is not
     possible to invest directly in this Index. The
     performance of these Indexes does not reflect
     deductions for fees, expenses or taxes.

**** The Russell 1000 Growth Index is an index comprised of those
     Russell 1000 Index companies with higher than average
     price-to-book ratios and higher forecasted growth
     values. The Russell 1000 Index is comprised of the
     1,000 largest companies in the Russell 3000 Index,
     which represents the 3,000 largest companies based on
     market capitalization and is designed to represent the
     performance of about 98% of the U.S. equity market. It
     is not possible to invest directly in these Indexes.
     The performance of these Indexes does not reflect
     deductions for fees, expenses or taxes. The composition
     of the Russell 1000 Growth Index serves as a better
     reflection of the Fund's current investment strategy
     than does the S&P 500/Barra Growth Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Fund

[PHOTO OMITTED: FREDERICK L. PLAUTZ]

Frederick L. Plautz, Portfolio Manager

The Lutheran Brotherhood Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S.
companies.

After three years of a declining stock market, the second half of the fiscal year provided strong positive performance for large company stock investors. For the 12-month period ended October 31, 2003, the
LB Fund provided a 15.06% total return. The S&P 500 benchmark return over this time period was 20.79% and the Fund's Lipper, Inc., peer group of similarly managed large-cap blend funds registered a median performance of 17.59%.

Lower Exposure to Technology Impacts Performance

With the start of the war in Iraq, the negative psychology surrounding the invasion changed to one of optimism and the rally began in a way remarkably similar to the experience during the Desert Storm invasion in 1991. With confidence building with the prospect of an economic recovery, the rally built up momentum and spread to smaller companies and more speculative stocks. The Fund's positions in several investment niches away from the economic recovery theme and consistent use of higher quality companies were significant factors contributing to the under performance relative to its benchmarks.

Information technology stocks, most unexpectedly, led the way in the market rally. After the gross over-valuation of this group during the market bubble of late 1999 and early 2000, we did not expect such a quick return to leadership over this period. The Fund's underweight position in this sector underlied its relative underperformance.
Lower priced, lower quality companies rallied most significantly as confidence returned and concerns with business continuity faded.
Consumer discretionary stocks also performed well, but the Fund had lower participation as a result of an underweighted position. These companies were most leveraged to an economic recovery and performed exceedingly well despite often carrying higher valuations and less attractive earnings potential. The Fund did have large exposure to cable industry stocks inside this sector, but they proved less sensitive and were largely left behind by the market rally.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                  19.6%
Consumer Discretionary      17.4%
Information Technology      15.2%
Health Care                 12.4%
Consumer Staples            11.4%
Energy                       7.1%
Industrials                  6.2%
Communications Services      2.3%
Utilities                    0.4%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              8.0%
Common Stocks                      92.0%

Top 10 Holdings
(% of Portfolio)

American International Group, Inc.     4.1%
Pfizer, Inc.                           3.7%
Cox Communications, Inc.               3.6%
Walgreen Company                       3.6%
General Electric Company               3.4%
Comcast Corporation                    3.4%
Microsoft Corporation                  3.2%
Wal-Mart Stores, Inc.                  3.0%
Tiffany & Company                      3.0%
Altria Group, Inc.                     2.7%

These holdings represent 33.7% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

The Fund's position in the pharmaceutical industry weighed on performance as these companies were negatively affected by increased competition, patent expirations, lack of new product pipelines, and pressure on prescription utilization.

Outlook

Management of the portfolio will continue to be driven by individual stock selection of companies that are high quality and well managed with businesses that are strategically differentiated with prospects for superior long-term performance. The stocks we seek typically experience "insider" buying patterns where key executives are committing personal funds to their respective firms' stock. We also seek positive earnings trends and look to buy at a valuation that appears cheap relative to a company's longer-term prospects. This approach will occasionally miss major market themes such as was experienced over the past six months, but will, we believe, provide superior investment returns over the long run. At this point economic indicators point to a continuation of the current recovery. Stocks appear to have discounted a good part of this recovery and our valuation discipline will continue to be applied to stock selection to the degree that the Fund's holdings reflect our
growth-at-a-reasonable-price approach.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LUBRX                  LUBBX                LBFIX
Transfer Agent ID               54                    354                  454
Net Assets            $757,561,033            $64,934,652          $25,097,158
NAV                         $18.29                 $17.61               $18.39
NAV -- High*  10/16/2003 -- $18.32   10/16/2003 -- $17.65 10/16/2003 -- $18.43
NAV -- Low*    3/11/2003 -- $14.53    3/11/2003 -- $14.07  3/11/2003 -- $14.56
Number of Holdings: 84            * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                              Lipper
                                                 Consumer     Median
                        LB         S&P 500       Price        Large Cap
  Date                  Fund       Index**       Index***     Core Funds
------------------------------------------------------------------------------
October 31, 1993        9,450       10,000       10,000       10,000
            1993        9,204        9,905       10,007        9,864
            1994        9,382       10,024       10,007       10,079
            1994        9,716       10,365       10,034       10,394
            1994        9,451       10,084       10,069       10,191
            1994        8,992        9,644       10,103        9,764
            1994        9,013        9,768       10,117        9,856
            1994        9,114        9,928       10,124        9,950
            1994        8,864        9,685       10,158        9,723
            1994        9,130       10,003       10,185        9,991
            1994        9,461       10,413       10,226       10,372
            1994        9,301       10,158       10,254       10,142
            1994        9,440       10,387       10,261       10,252
            1994        9,055       10,008       10,275        9,875
            1995        9,062       10,157       10,275        9,979
            1995        9,282       10,420       10,316       10,122
            1995        9,544       10,826       10,357       10,501
            1995        9,715       11,146       10,391       10,772
            1995       10,000       11,474       10,426       11,035
            1995       10,328       11,933       10,446       11,391
            1995       10,667       12,210       10,467       11,631
            1995       11,142       12,615       10,467       12,013
            1995       11,018       12,646       10,494       12,080
            1995       11,433       13,180       10,515       12,454
            1995       11,455       13,133       10,549       12,316
            1995       11,984       13,710       10,542       12,858
            1996       11,965       13,974       10,535       13,082
            1996       12,302       14,449       10,597       13,438
            1996       12,452       14,583       10,631       13,617
            1996       12,516       14,724       10,686       13,791
            1996       12,760       14,941       10,728       13,993
            1996       12,981       15,326       10,748       14,256
            1996       12,906       15,384       10,755       14,236
            1996       12,282       14,705       10,776       13,626
            1996       12,614       15,015       10,796       13,998
            1996       13,273       15,860       10,830       14,643
            1996       13,471       16,297       10,865       14,939
            1996       14,423       17,529       10,885       15,938
            1997       14,026       17,182       10,885       15,740
            1997       14,909       18,255       10,920       16,409
            1997       14,883       18,399       10,954       16,506
            1997       14,302       17,643       10,981       15,909
            1997       15,174       18,696       10,995       16,497
            1997       15,932       19,834       10,988       17,509
            1997       16,608       20,723       11,002       18,189
            1997       17,836       22,372       11,016       19,556
            1997       16,836       21,118       11,036       18,830
            1997       17,627       22,275       11,064       19,781
            1997       17,107       21,531       11,091       19,077
            1997       17,684       22,528       11,084       19,618
            1998       17,940       22,914       11,071       19,952
            1998       18,129       23,168       11,091       20,004
            1998       19,401       24,839       11,112       21,386
            1998       20,480       26,111       11,132       22,355
            1998       20,684       26,373       11,153       22,523
            1998       20,135       25,920       11,174       22,072
            1998       20,898       26,973       11,187       22,419
            1998       20,455       26,686       11,201       21,878
            1998       17,062       22,827       11,215       18,636
            1998       18,051       24,290       11,229       19,654
            1998       19,685       26,265       11,256       21,120
            1998       20,797       27,857       11,256       22,220
            1999       22,120       29,463       11,249       23,182
            1999       23,235       30,695       11,277       24,023
            1999       22,745       29,741       11,290       23,219
            1999       23,935       30,931       11,325       24,171
            1999       24,433       32,129       11,407       24,884
            1999       23,563       31,370       11,407       24,272
            1999       25,061       33,111       11,407       25,682
            1999       24,119       32,077       11,441       24,950
            1999       23,930       31,919       11,469       24,753
            1999       23,228       31,044       11,524       24,151
            1999       24,725       33,008       11,544       25,623
            1999       25,414       33,679       11,551       26,242
            2000       26,654       35,663       11,551       28,013
            2000       25,507       33,871       11,579       26,714
            2000       25,416       33,230       11,647       26,572
            2000       27,602       36,481       11,743       28,977
            2000       26,684       35,383       11,750       28,053
            2000       25,840       34,657       11,757       27,295
            2000       26,817       35,511       11,826       28,141
            2000       26,505       34,956       11,846       27,722
            2000       28,166       37,127       11,860       29,557
            2000       26,574       35,167       11,922       27,934
            2000       25,977       35,019       11,942       27,513
            2000       23,811       32,258       11,949       25,169
            2001       24,075       32,416       11,942       25,345
            2001       24,580       33,566       12,018       25,986
            2001       21,985       30,505       12,066       23,552
            2001       20,344       28,573       12,093       21,992
            2001       21,928       30,793       12,141       23,681
            2001       22,014       30,999       12,196       23,795
            2001       21,212       30,245       12,217       23,160
            2001       20,878       29,947       12,183       22,824
            2001       19,495       28,073       12,183       21,426
            2001       17,996       25,806       12,238       19,722
            2001       18,426       26,298       12,196       20,118
            2001       19,829       28,315       12,176       21,582
            2002       19,886       28,563       12,128       21,772
            2002       19,437       28,146       12,155       21,396
            2002       18,882       27,604       12,203       20,955
            2002       19,580       28,642       12,272       21,714
            2002       18,452       26,905       12,340       20,462
            2002       18,309       26,707       12,340       20,280
            2002       16,990       24,804       12,347       18,812
            2002       15,557       22,871       12,361       17,365
            2002       15,586       23,022       12,402       17,450
            2002       13,885       20,522       12,423       15,644
            2002       15,203       22,327       12,454       16,927
            2002       15,891       23,640       12,454       17,775
            2003       14,997       22,252       12,426       16,753
            2003       14,719       21,670       12,481       16,306
            2003       14,547       21,344       12,577       16,050
            2003       14,758       21,551       12,653       16,197
            2003       15,819       23,325       12,626       17,419
            2003       16,441       24,553       12,605       18,270
            2003       16,450       24,866       12,619       18,449
            2003       16,670       25,305       12,632       18,776
            2003       16,919       25,798       12,681       19,120
            2003       16,728       25,524       12,722       18,881
October 31, 2003      $17,493      $26,968      $12,708      $19,904

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     15.06%        (2.33)%             6.35%
with sales charge         8.71%        (3.44)%             5.75%

                                                            From
                                                       Inception
Class B/2/                1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     14.20%        (3.06)%           (0.24)%
with sales charge        10.20%        (3.06)%           (0.24)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          15.76%        (1.98)%             0.72%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the S&P 500 Index and the Consumer Price Index do
    not reflect any such charges. If you were to purchase
    any of the above individual stocks or funds represented
    in these Indexes, any charges you would pay would
    reduce your total return as well.

**  The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization
    stocks. It is not possible to invest directly in the
    Index. The performance of the Index does not reflect
    deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 5.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Value Fund

[PHOTO OMITTED: THRIVENT INVESTMENT MANAGEMENT]

Thrivent Investment Management Inc.

The Lutheran Brotherhood Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

Value stocks generated very strong returns over the 12 months ending
October 31, 2003. For the period, the LB Value Fund had a return of
17.72%, while the median portfolio of the Lipper, Inc., peer group of large capitalization value funds returned 20.25%. During this time, the Fund's benchmark, the S&P 500/Barra Value Index, gained 24.79%.

Lower Quality Stocks Rally

During the brief rally late in 2002, the Fund did not keep pace with the Lipper peer group, as shares of many smaller, "lower quality"
stocks (those with less consistency in earnings and dividends) were some of the first to rally in anticipation of a better economic environment. This was particularly evident in areas such as
information technology, where stocks rebounded dramatically after two years of declining share prices.

Stocks then struggled through the early months of 2003, drifting downward as continued uncertainty about the economy weighed on the market. During this period of declining stock prices, the Fund performed well on a relative basis, as a more defensive stance versus our peers was an advantage during this timeframe.

The Fund's less aggressive position in the suddenly rejuvenated information technology sector largely explains its underperformance versus both its Lipper, Inc. peer group and its market benchmark. Our more defensive posture in the form of less exposure to more
economically-sensitive cyclical stocks proved correct in early 2003 but held back performance over the entire reporting period.

Over the next several months, the Fund was gradually repositioned away from some of the more defensive sectors and into a slightly more pro-cyclical stance in anticipation of a further pick-up in the economy. Weightings were increased in sectors such as industrials and decreased in areas such as health care and consumer staples, which proved advantageous as these more defensive, less cyclical areas were among the weakest performers.

Stocks rallied strongly from early March through October, as economic data points began to show more signs of improvement. During this time, large cap stocks were up 20 to 30%, with value stocks outperforming growth stocks. The strongest sectors during this period included information technology, materials, consumer discretionary and industrials. The more cyclical areas tended to perform better as the market began anticipating a stronger economy.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Financials                  29.7%
Consumer Discretionary      11.5%
Industrials                 10.5%
Energy                       9.7%
Information Technology       9.6%
Health Care                  5.8%
Materials                    5.7%
Consumer Staples             5.5%
Communications Services      4.4%
Utilities                    3.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              4.1%
Common Stocks                      95.9%

Top 10 Holdings
(% of Portfolio)

Citigroup, Inc.                           4.0%
Exxon Mobil Corporation                   2.7%
Bank of America Corporation               2.4%
Wells Fargo & Company                     1.9%
ConocoPhillips                            1.8%
J.P. Morgan Chase & Company               1.6%
Hewlett-Packard Company                   1.6%
American International Group, Inc.        1.4%
Federal National Mortgage Corporation     1.4%
U.S. Bancorp                              1.3%

These holdings represent 20.1% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Top 10 Holdings are
subject to change.

Overall for the 12-month period, financials were the biggest contributor to Fund returns on an absolute basis, as interest rates remained low. Information technology stocks also contributed substantially, as these stocks began to rally as confidence in the economy grew and activity picked up.

Outlook

Value stocks in nearly all sectors and industries have risen substantially over the past eight months as investors have shown their confidence in the economic recovery. Valuations now reflect much higher expectations of strong earnings growth for most companies, and the "value" parameters have broadened. What remains to be seen is whether or not those earnings come to fruition.

While we remain optimistic for both stocks and the economy, more recently we have reduced the economic sensitivity of the Fund slightly toward a more neutral stance. Given that many value stocks are trading at levels that already reflect a fair amount of good news, we continue to look for more evidence of a continued economic expansion in the form of increasing corporate earnings. As always, we continue to search for larger company stocks with valuations that are reasonable given their business outlook, and particularly those that will benefit the most as the economy improves.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBVAX                  LBVBX                  N/A
Transfer Agent ID               53                    353                  453
Net Assets             $28,445,311             $9,128,812           $3,066,627
NAV                         $12.49                 $12.25               $12.68
NAV -- High*  10/14/2003 -- $12.50   10/14/2003 -- $12.27 10/14/2003 -- $12.70
NAV -- Low*     3/12/2003 -- $9.58     3/11/2003 -- $9.45   3/11/2003 -- $9.66
Number of Holdings: 131           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                    S&P                       Lipper
                         LB         500/Barra     Consumer    Median
                         Value      Value         Price       Large Cap
  Date                   Fund       Index***      Index**     Core Funds
------------------------------------------------------------------------------
October 31, 1999        9,450       10,000       10,000       10,000
            1999        9,509        9,941       10,006       10,062
            2000        9,854       10,315       10,006       10,376
            2000        9,509        9,987       10,030        9,959
            2000        9,215        9,363       10,089        9,571
            2000       10,134       10,339       10,172       10,497
            2000       10,004       10,270       10,178       10,388
            2000        9,900       10,302       10,184       10,358
            2000        9,874        9,895       10,244       10,279
            2000        9,854       10,093       10,262       10,215
            2000       10,467       10,770       10,273       10,844
            2000       10,160       10,768       10,327       10,582
            2000       10,278       10,969       10,345       10,755
            2000        9,737       10,407       10,351       10,183
            2001       10,043       10,942       10,345       10,571
            2001       10,096       11,407       10,410       10,759
            2001        9,534       10,651       10,452       10,214
            2001        9,083       10,230       10,476        9,538
            2001        9,619       10,924       10,517       10,271
            2001        9,743       11,039       10,565       10,431
            2001        9,455       10,681       10,583       10,111
            2001        9,455       10,496       10,553       10,065
            2001        9,031        9,890       10,553        9,601
            2001        8,364        8,951       10,600        8,857
            2001        8,442        8,951       10,565        8,919
            2001        8,952        9,519       10,547        9,470
            2002        9,086        9,665       10,505        9,621
            2002        8,922        9,400       10,529        9,472
            2002        8,863        9,316       10,571        9,424
            2002        9,296        9,794       10,630        9,830
            2002        9,007        9,303       10,681        9,416
            2002        9,001        9,340       10,681        9,428
            2002        8,404        8,752       10,687        8,801
            2002        7,683        7,806       10,699        8,046
            2002        7,709        7,860       10,735        8,084
            2002        6,923        6,962       10,752        7,169
            2002        6,988        7,541       10,779        7,693
            2002        7,296        8,070       10,779        8,149
            2003        6,962        7,651       10,755        7,743
            2003        6,784        7,442       10,803        7,535
            2003        6,633        7,239       10,886        7,336
            2003        6,639        7,230       10,951        7,342
            2003        7,133        7,944       10,928        7,958
            2003        7,542        8,528       10,910        8,447
            2003        7,641        8,590       10,922        8,552
            2003        7,746        8,781       10,934        8,653
            2003        7,904        8,971       10,975        8,805
            2003        7,805        8,809       11,011        8,693
October 31, 2003       $8,227       $9,410      $10,999       $9,172

Average Annual Total Returns/1/

As of October 31, 2003

                                                            From
                                                       Inception
Class A/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    17.72%           (3.40)%
with sales charge                       11.25%           (4.75)%

                                                            From
                                                       Inception
Class B/2/                              1-Year        10/29/1999
----------------------------------------------------------------
without sales charge                    16.78%           (4.12)%
with sales charge                       12.78%           (4.36)%

                                                            From
                                                       Inception
Institutional Class/3/                  1-Year        10/29/1999
----------------------------------------------------------------
Net Asset Value                         18.99%           (2.58)%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 5.5% sales charge,
    while the Consumer Price Index and the The S&P
    500/Barra Value Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

*** The S&P 500/Barra Value Index is an capitalization-weighted index comprised of the lowest price-to-book ratio securities
    in the S&P 500 Index. The S&P 500/Barra Value Index is
    designed so that approximately one-half of the S&P 500
    market capitalization is characterized as "value" and
    the other half as "growth." It is not possible to
    invest directly in these Indexes. The performance of
    these Indexes does not reflect deductions for fees,
    expenses or taxes.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the
    maximum sales charge of 5.5%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood High Yield Fund

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek (left) and Mark L. Simenstad (right), Portfolio
Co-Managers

The High Yield Fund seeks high current income and, secondarily, growth of capital by investing primarily in a diversified portfolio of high-yield ("junk") corporate bonds.*

A significant improvement in credit conditions fueled outstanding returns for high-yield bonds over the 12-month period ending October
31, 2003. The LB High Yield Fund returned 30.00% for the period while the median return of the Fund's Lipper, Inc., peer group returned
27.45%. The Fund's broad market benchmark, the Lehman Brothers High
Yield Bond Index, returned 33.76% for the same period.

Significant Credit Market Improvement

The high-yield market enjoyed a tremendous recovery from its depressed condition from one year ago. Declining default rates and a reduction in the number of companies in financial distress led to a dramatic increase in high-yield bond prices. Taking credit risk paid off this year, with the lowest quality CCC rated bonds consistently
outperforming the higher quality BB rated bonds. And, the beaten down utility and telecommunication industries far outperformed the rest of the market.

The Fund's lower concentration in the lowest quality or CCC rated bonds detracted from performance this year and largely explain the
Fund's slight underperformance versus its market benchmark.
Historically, lower-rated CCC securities have been the most volatile in the high-yield market and the Fund prefers higher exposure to the B and BB rated securities as they have a more appealing long term risk versus return profile. However, the Fund's above average exposure to preferred securities, which were severely out of favor last year, helped offset this negative. The Fund's concentration in high-yield bonds that were once investment grade bonds, as well as the Fund's concentration in the utility sector, contributed to the Fund's outperformance compared to its Lipper peer group.

[GRAPHIC OMITTED: TOP INDUSTRIES]

Top Industries

Communications Services     22.8%
Consumer Cyclical           15.3%
Utilities                   11.3%
Capital Goods               11.0%
Basic Materials              7.7%
Consumer Non-Cyclical        7.6%
Energy                       5.8%
Financials                   3.7%
Technology                   2.9%
Transportation               2.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Common Stocks                       0.4%
Preferred Stock                     4.0%
Short Term Investments              5.0%
Long Term Fixed Income             90.6%

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                      4.0%
Aa                       0.0%
A                        0.1%
Baa                      1.6%
Ba                      24.6%
B                       54.8%
Caa                      9.2%
Ca                       1.4%
C                        0.0%
D                        0.0%
Not Rated                4.3%

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Top Industries, Portfolio Composition and Moody's Bond Quality
Ratings Distributions are subject to change.

Outlook

Looking forward, fundamental and economic data continue to support a constructive outlook for the high-yield market. The number of defaulting and distressed bonds are declining, profits and Gross
Domestic Product are growing, and monetary and fiscal stimulus remain intact. We are concerned about the current price of high-yield bonds, though. The high-yield market is trading higher than current fundamentals would suggest and, despite a significant increase in liquidity and access to capital markets, debt burdens of high-yield companies have not eased as much as expected. Despite this, we believe that the high-yield market could remain relatively stable as investors searching for yield continue to invest money into the asset class.

Given this outlook, we remain fully invested with a relatively neutral overall portfolio risk profile. We are underweighted in the highest quality, most interest-rate sensitive, BB sector because of our concerns over rising interest rates as the economy continues to improve. We are also underweighted in the lowest quality CCC sector, believing that this high default rate area of the market is overvalued given the incredible rally these bonds have experienced over the last year. We continue to invest a small amount of the portfolio in convertible securities in place of the lowest quality CCC rated bonds because convertibles securities offer a better risk/return profile and better liquidity than the lowest quality CCC rated bonds.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBHYX                  LUHBX                LBHIX
Transfer Agent ID               73                    373                  473
Net Assets            $579,764,249            $36,276,145          $10,817,890
NAV                          $5.07                  $5.07                $5.07
NAV -- High*   10/21/2003 -- $5.07    10/30/2003 -- $5.07  10/20/2003 -- $5.07
NAV -- Low*     11/1/2002 -- $4.26     11/1/2002 -- $4.25   11/1/2002 -- $4.26
Number of Holdings: 266           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                  Lehman                      Lipper
                       LB High    Brothers       Consumer     Median
                       Yield      High Yield     Price        High Current
  Date                 Fund       Bond Index***  Index****    Yield Funds
------------------------------------------------------------------------------
October 31, 1993        9,550       10,000       10,000       10,000
            1993        9,586       10,048       10,007       10,064
            1994        9,749       10,173       10,007       10,213
            1994       10,037       10,394       10,034       10,456
            1994       10,002       10,367       10,069       10,437
            1994        9,631        9,975       10,103       10,100
            1994        9,484        9,907       10,117        9,954
            1994        9,521        9,912       10,124        9,977
            1994        9,527        9,943       10,158        9,963
            1994        9,450       10,027       10,185        9,945
            1994        9,519       10,098       10,226        9,951
            1994        9,475       10,099       10,254        9,951
            1994        9,505       10,122       10,261        9,941
            1994        9,276        9,995       10,275        9,808
            1995        9,234       10,069       10,275        9,819
            1995        9,276       10,205       10,316        9,899
            1995        9,629       10,555       10,357       10,168
            1995        9,728       10,669       10,391       10,261
            1995        9,963       10,940       10,426       10,511
            1995       10,165       11,247       10,446       10,744
            1995       10,220       11,318       10,467       10,777
            1995       10,542       11,461       10,467       10,967
            1995       10,586       11,497       10,494       10,997
            1995       10,677       11,638       10,515       11,128
            1995       10,734       11,710       10,549       11,217
            1995       10,863       11,813       10,542       11,292
            1996       11,024       11,999       10,535       11,464
            1996       11,288       12,210       10,597       11,702
            1996       11,578       12,220       10,631       11,802
            1996       11,465       12,211       10,686       11,758
            1996       11,524       12,238       10,728       11,851
            1996       11,634       12,312       10,748       11,943
            1996       11,544       12,414       10,755       11,959
            1996       11,453       12,472       10,776       12,023
            1996       11,642       12,606       10,796       12,215
            1996       12,025       12,910       10,830       12,535
            1996       11,984       13,009       10,865       12,602
            1996       12,086       13,266       10,885       12,836
            1997       12,232       13,361       10,885       12,988
            1997       12,377       13,491       10,920       13,118
            1997       12,536       13,715       10,954       13,353
            1997       12,142       13,510       10,981       13,087
            1997       12,141       13,653       10,995       13,193
            1997       12,606       13,945       10,988       13,532
            1997       12,950       14,138       11,002       13,751
            1997       13,395       14,527       11,016       14,109
            1997       13,436       14,494       11,036       14,137
            1997       13,845       14,781       11,064       14,468
            1997       13,713       14,794       11,091       14,411
            1997       13,741       14,935       11,084       14,527
            1998       13,880       15,066       11,071       14,690
            1998       14,162       15,338       11,091       14,971
            1998       14,357       15,427       11,112       15,084
            1998       14,537       15,572       11,132       15,275
            1998       14,461       15,634       11,153       15,318
            1998       14,415       15,688       11,174       15,321
            1998       14,477       15,744       11,187       15,335
            1998       14,554       15,834       11,201       15,442
            1998       13,410       14,960       11,215       14,397
            1998       13,221       15,028       11,229       14,300
            1998       12,952       14,720       11,256       13,991
            1998       13,577       15,331       11,256       14,765
            1999       13,610       15,348       11,249       14,712
            1999       13,824       15,575       11,277       14,933
            1999       13,773       15,484       11,290       14,882
            1999       13,923       15,631       11,325       15,098
            1999       14,369       15,934       11,407       15,422
            1999       14,109       15,719       11,407       15,137
            1999       14,204       15,685       11,407       15,126
            1999       14,282       15,748       11,441       15,140
            1999       14,085       15,574       11,469       14,993
            1999       14,008       15,462       11,524       14,906
            1999       13,948       15,359       11,544       14,872
            1999       14,260       15,540       11,551       15,122
            2000       14,570       15,715       11,551       15,300
            2000       14,599       15,647       11,579       15,209
            2000       14,883       15,677       11,647       15,305
            2000       14,599       15,348       11,743       15,058
            2000       14,370       15,372       11,750       15,045
            2000       14,083       15,215       11,757       14,805
            2000       14,320       15,524       11,826       15,079
            2000       14,216       15,643       11,846       15,135
            2000       14,171       15,750       11,860       15,227
            2000       13,873       15,612       11,922       15,017
            2000       13,221       15,112       11,942       14,538
            2000       12,048       14,514       11,949       13,806
            2001       12,195       14,794       11,942       14,102
            2001       13,180       15,902       12,018       15,023
            2001       13,192       16,114       12,066       15,107
            2001       12,605       15,735       12,093       14,715
            2001       12,325       15,539       12,141       14,590
            2001       12,462       15,818       12,196       14,759
            2001       12,024       15,375       12,217       14,417
            2001       12,057       15,601       12,183       14,541
            2001       12,177       15,785       12,183       14,660
            2001       11,352       14,724       12,238       13,685
            2001       11,702       15,089       12,196       14,037
            2001       12,011       15,639       12,176       14,496
            2002       11,983       15,575       12,128       14,449
            2002       12,137       15,684       12,155       14,508
            2002       11,866       15,465       12,203       14,320
            2002       12,104       15,837       12,272       14,595
            2002       12,204       16,084       12,340       14,755
            2002       11,974       16,001       12,340       14,650
            2002       11,191       14,821       12,347       13,922
            2002       10,741       14,174       12,361       13,478
            2002       10,863       14,578       12,402       13,662
            2002       10,666       14,386       12,423       13,466
            2002       10,543       14,261       12,454       13,416
            2002       11,192       15,144       12,454       14,139
            2003       11,148       15,356       12,426       14,259
            2003       11,463       15,867       12,481       14,531
            2003       11,651       16,062       12,577       14,716
            2003       11,990       16,525       12,653       15,051
            2003       12,566       17,505       12,626       15,783
            2003       12,647       17,685       12,605       15,911
            2003       13,021       18,194       12,619       16,310
            2003       12,892       17,994       12,632       16,144
            2003       13,074       18,201       12,681       16,347
            2003       13,405       18,698       12,722       16,733
October 31, 2003      $13,706      $19,076      $12,708      $17,059

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge     30.00%          1.14%             3.68%
with sales charge        24.13%          0.21%             3.20%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge     29.03%          0.42%           (0.64)%
with sales charge        25.03%          0.42%           (0.64)%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value          30.57%          1.46%             0.30%

Footnotes read:

*    High-yield bonds carry greater volatility and risk than
     investment-grade bonds.

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Lehman Brothers High Yield Bond Index and the
     Consumer Price Index do not reflect any such charges.
     If you were to purchase any of the above individual
     stocks or funds represented in these Indexes, any
     charges you would pay would reduce your total return as
     well.

***  The Lehman Brothers High Yield Bond Index is an index which measures the performance of fixed-rate non-investment
     grade bonds. It is not possible to invest directly in
     the Index. The performance of the Index does not
     reflect deductions for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Income Fund

[PHOTOS OMITTED: MICHAEL G. LANDREVILLE AND ALAN D. ONSTAD]

Michael G. Landreville (left) and Alan D. Onstad (right), Portfolio
Co-Managers

The Lutheran Brotherhood Income Fund seeks high current income while preserving principal and, secondarily, long term growth of capital by investing primarily in investment-grade intermediate and long-term fixed income securities.

For the year ended October 31, 2003, the LB Income Fund had an average year compared to its Lipper, Inc. peers. But it had a great return when compared to the Lehman Brothers Aggregate Bond Index, a proxy for the overall U.S. investment-grade bond market. The Fund returned 9.05%
versus a median of 9.15% for the Lipper Corporate Debt Funds BBB-Rated
Funds group. The Index earned a meager 4.90% during the same period.
Its weaker performance was due mostly to its much lighter weighting in corporate bonds, which are 22% of the Index.

A Changing Landscape

In November 2002, corporate scandals were regular headlines, risk premiums for corporate bonds were at near 30-year high levels, equity markets were troughing, business confidence was dismal and the war drums were pounding hard. The two glimmers of economic light were the residential home market and the automobile market -- both supported by consumers.

Since then, we have seen GDP growth accelerate markedly and business health improve significantly. Two-year Treasury rates were little changed over the 12 months, and 30-year rates were up modestly. In the middle of the Treasury yield curve, as represented by 5- and 10-year notes, rates were up 45 and 35 basis points respectively. Corporate bond risk premiums (i.e., spreads) improved dramatically over the year.

Performance started the year a little sluggishly because the LB Income
Fund had reduced risk significantly between July and October of 2002.
However, when corporate bond spreads began compressing, the Fund was quick to increase its exposure -- especially to BBB-rated and BB-rated bonds. These two sectors contributed tremendously to performance. The
Fund had about 3% of its assets in Treasury Index Protected
securities, which also turned in a very good year performance-wise.
Dragging performance down a bit was the low weighting in
mortgage-backed securities, which had a good year as well.

The biggest assistance to absolute returns was the dramatic comeback of the corporate bond market after suffering last year. The biggest impediment to performance was the fact that the Fund started the period a bit too high in quality, in that it was underweighted in lower-rated corporate bonds.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                     34.9%
Aa                       2.5%
A                       13.8%
Baa                     33.2%
Ba                      11.7%
B                        2.0%
Caa                      0.6%
Ca                       0.0%
C                        0.0%
D                        0.0%
Not Rated                1.3%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Preferred Stock                     0.1%
Short Term Investments              8.4%
Long Term Fixed Income             91.5%

Top 10 Holdings
(% of Portfolio)

Federal National Mortgage Association      4.4%
Lehman Brothers, Inc.                      4.3%
U.S. Treasury Inflation Indexed Bonds      2.8%
U.S. Treasury Bonds                        1.8%
Federal National Mortgage Association      1.7%
Federal Home Loan Mortgage Corporation     1.4%
Bank One Issuance Trust                    1.3%
CPL Transition Funding, LLC                1.2%
Student Loan Marketing Association         1.1%
Equitable Life Assurance Society USA       1.1%

These holdings represent 21.1% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

Outlook

Looking ahead, we believe the economic picture will continue to improve and the media braying about the "jobless recovery" will finally cease. Employment is one of the last things to recover as an economy improves. This is because companies are reluctant to add workers until they are absolutely sure that improvement in demand is permanent. We also believe interest rates will move upward in fits and starts.

Given our beliefs, we will maintain a slightly short-to-neutral duration, with a heavy weighting in corporate bonds. While it is unlikely that corporate bonds will turn in a repeat performance of last year, if they simply earn their coupon, that will be respectable.

A large camp of economists believe the economy is in for a protracted period of below-par growth, and, as a result, interest rates will continue to trend lower. A major terrorist event could make this scenario come to pass. Also, the Fed is on record as being worried about the prospect of deflation even though there is little actual evidence of systematic deflation. If it becomes apparent these
"Cassandras" are right, we will adjust the portfolio accordingly.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LUBIX                  LUIBX                LBIIX
Transfer Agent ID               55                    355                  455
Net Assets            $608,719,395            $30,256,639          $25,207,541
NAV                          $8.73                  $8.71                $8.75
NAV -- High*    6/13/2003 -- $9.00     6/13/2003 -- $8.98   6/13/2003 -- $8.99
NAV -- Low*     11/4/2002 -- $8.31     11/4/2002 -- $8.29   11/4/2002 -- $8.31
Number of Holdings: 170           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares*/1/

                                                               Lipper
                       LB       Lehman Brothers  Consumer      Median
                       Income   Aggregate        Price         Corporate
  Date                 Fund     Bond Index**     Index***      Debt BBB-Rated Funds
-----------------------------------------------------------------------------------
October 31, 1993        9,550       10,000       10,000       10,000
            1993        9,420        9,915       10,007        9,873
            1994        9,458        9,969       10,007        9,915
            1994        9,580       10,103       10,034       10,065
            1994        9,364        9,928       10,069        9,844
            1994        9,082        9,683       10,103        9,586
            1994        9,003        9,606       10,117        9,479
            1994        8,977        9,604       10,124        9,449
            1994        8,918        9,583       10,158        9,417
            1994        9,110        9,773       10,185        9,584
            1994        9,106        9,786       10,226        9,587
            1994        8,937        9,642       10,254        9,436
            1994        8,899        9,633       10,261        9,410
            1995        8,906        9,612       10,275        9,392
            1995        8,998        9,678       10,275        9,458
            1995        9,175        9,870       10,316        9,620
            1995        9,374       10,104       10,357        9,838
            1995        9,438       10,166       10,391        9,905
            1995        9,582       10,308       10,426       10,040
            1995        9,993       10,707       10,446       10,461
            1995       10,069       10,786       10,467       10,532
            1995        9,995       10,761       10,467       10,485
            1995       10,131       10,891       10,494       10,616
            1995       10,221       10,997       10,515       10,723
            1995       10,370       11,140       10,549       10,874
            1996       10,532       11,307       10,542       11,043
            1996       10,692       11,466       10,535       11,208
            1996       10,747       11,542       10,597       11,261
            1996       10,499       11,341       10,631       11,027
            1996       10,384       11,263       10,686       10,937
            1996       10,317       11,199       10,728       10,855
            1996       10,300       11,177       10,748       10,833
            1996       10,432       11,327       10,755       10,960
            1996       10,452       11,358       10,776       10,982
            1996       10,396       11,339       10,796       10,956
            1996       10,594       11,536       10,830       11,149
            1996       10,843       11,792       10,865       11,394
            1997       11,016       11,994       10,885       11,605
            1997       10,928       11,882       10,885       11,480
            1997       10,962       11,919       10,920       11,501
            1997       10,995       11,948       10,954       11,535
            1997       10,833       11,816       10,981       11,392
            1997       10,973       11,993       10,995       11,549
            1997       11,073       12,106       10,988       11,647
            1997       11,237       12,250       11,002       11,789
            1997       11,563       12,580       11,016       12,134
            1997       11,435       12,473       11,036       11,998
            1997       11,615       12,657       11,064       12,180
            1997       11,715       12,840       11,091       12,337
            1998       11,762       12,899       11,084       12,386
            1998       11,841       13,029       11,071       12,508
            1998       12,013       13,196       11,091       12,670
            1998       12,018       13,187       11,112       12,647
            1998       12,079       13,232       11,132       12,685
            1998       12,141       13,301       11,153       12,743
            1998       12,245       13,427       11,174       12,868
            1998       12,364       13,541       11,187       12,975
            1998       12,369       13,570       11,201       12,980
            1998       12,432       13,791       11,215       13,158
            1998       12,782       14,113       11,229       13,452
            1998       12,702       14,039       11,256       13,316
            1999       12,853       14,118       11,256       13,411
            1999       12,896       14,161       11,249       13,459
            1999       13,013       14,262       11,277       13,558
            1999       12,718       14,013       11,290       13,261
            1999       12,792       14,091       11,325       13,342
            1999       12,822       14,135       11,407       13,368
            1999       12,627       14,012       11,407       13,214
            1999       12,568       13,967       11,407       13,145
            1999       12,523       13,907       11,441       13,090
            1999       12,492       13,900       11,469       13,057
            1999       12,614       14,062       11,524       13,184
            1999       12,614       14,114       11,544       13,196
            2000       12,629       14,113       11,551       13,196
            2000       12,576       14,045       11,551       13,124
            2000       12,529       13,999       11,579       13,088
            2000       12,685       14,168       11,647       13,223
            2000       12,842       14,354       11,743       13,391
            2000       12,763       14,314       11,750       13,289
            2000       12,700       14,307       11,757       13,237
            2000       13,020       14,605       11,826       13,506
            2000       13,132       14,737       11,846       13,620
            2000       13,309       14,951       11,860       13,801
            2000       13,341       15,045       11,922       13,873
            2000       13,374       15,144       11,942       13,929
            2001       13,554       15,392       11,949       14,149
            2001       13,861       15,678       11,942       14,430
            2001       14,160       15,934       12,018       14,667
            2001       14,294       16,073       12,066       14,800
            2001       14,328       16,153       12,093       14,863
            2001       14,227       16,086       12,141       14,764
            2001       14,294       16,184       12,196       14,849
            2001       14,328       16,245       12,217       14,904
            2001       14,635       16,608       12,183       15,240
            2001       14,773       16,798       12,183       15,405
            2001       14,842       16,994       12,238       15,532
            2001       15,145       17,349       12,196       15,845
            2002       14,963       17,110       12,176       15,639
            2002       14,833       17,001       12,128       15,518
            2002       14,912       17,139       12,155       15,615
            2002       15,004       17,305       12,203       15,735
            2002       14,832       17,017       12,272       15,466
            2002       15,049       17,347       12,340       15,741
            2002       15,143       17,495       12,340       15,865
            2002       15,147       17,646       12,347       15,957
            2002       15,025       17,859       12,361       16,107
            2002       15,264       18,160       12,402       16,375
            2002       15,449       18,455       12,423       16,624
            2002       15,183       18,370       12,454       16,482
            2003       15,242       18,365       12,454       16,517
            2003       15,562       18,744       12,426       16,867
            2003       15,649       18,761       12,481       16,945
            2003       15,902       19,020       12,577       17,212
            2003       15,951       19,005       12,653       17,218
            2003       16,245       19,162       12,626       17,517
            2003       16,574       19,519       12,605       17,939
            2003       16,606       19,480       12,619       17,934
            2003       16,132       18,825       12,632       17,295
            2003       16,221       18,950       12,681       17,420
            2003       16,616       19,452       12,722       17,922
October 31, 2003      $16,556      $19,270      $12,708      $17,798

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      9.05%          5.44%             5.66%
with sales charge         4.18%          4.48%             5.18%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge      8.25%          4.65%             5.25%
with sales charge         4.25%          4.65%             5.25%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           9.49%          5.76%             6.24%

Footnotes read:

*   As you compare performance, please note that the Fund's
    performance reflects the maximum 4.5% sales charge,
    while the Lehman Brothers Aggregate Bond Index and the
    Consumer Price Index do not reflect any such charges.
    If you were to purchase any of the above individual
    stocks or funds represented in these Indexes, any
    charges you would pay would reduce your total return as
    well.

**  The Lehman Brothers Aggregate Bond Index is an index that encompasses five classes of fixed-income securities in
    the United States: U.S. Treasury and U.S. government
    agency securities, corporate debt obligations,
    mortgage-backed securities and asset-backed securities.
    It is not possible to invest directly in the Index. The
    performance of the Index does not reflect deductions
    for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
    products and services, including housing, electricity,
    food and transportation. It is not possible to invest
    directly in the Index.

/1/ Past performance is not an indication of future results.
    Annualized total returns represent past performance and
    reflect changes in share prices, the reinvestment of
    all dividends and capital gains, and the effects of
    compounding. Investment return and principal value will
    fluctuate, and shares, when redeemed, may be worth more
    or less than their original cost. At various times, the
    Fund's adviser waived its management fee and/or
    reimbursed Fund expenses. Had the adviser not done so,
    the Fund's total returns would have been lower. The
    returns shown do not reflect taxes a shareholder would
    pay on distributions or redemptions. For additional
    information, refer to your prospectus which can be
    obtained from your registered representative or by
    calling (800) Thrivent. Please read your prospectus
    carefully.

/2/ Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
    maximum contingent deferred sales charge (CDSC) of 5%,
    declining 1% each year during the first five years and
    then converting to Class A shares after the fifth year.

/3/ Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Municipal Bond Fund

[PHOTO OMITTED: JANET I. GRANGAARD]

Janet I. Grangaard, Portfolio Manager

The Lutheran Brotherhood Municipal Bond Fund seeks high current income that is exempt from federal income tax by investing in
investment-grade municipal bonds.*

Municipal bonds and bonds in general were volatile for the
twelve-month period ending October 31, 2003 due to the war with Iraq, tax cuts and mixed economic reports. The LB Municipal Bond Fund returned 4.37% for the period, while the median return of the Fund's
Lipper, Inc., peer group was 4.55%. As a broad market comparison, the
Lehman Brothers Municipal Bond Index returned 5.12%.

The war with Iraq, tax cuts and mixed economic reports provided a backdrop for significant volatility in bond prices over the period.
The Federal Reserve continued to remain accommodative and predicted that rates would stay low for several months. The Fed's accommodative stance resulted in a steeper yield curve with the short end of the curve reacting to Fed expectations and the long end of the curve evaluating economic growth and prospects for an increase in inflation.

Toward the middle of the period, and in the face of improving economic news, we became more convinced interest rates would move up and shortened the Fund's duration. This strategy held the Fund back from outperforming its market index but was mitigated by our success in locating certain spots on the yield curve that rallied significantly.
Of course, there are expenses associated with the Fund that do not apply to an unmanaged market index.

Lower Quality Municipal Bonds Rally

Lower quality municipal bonds, especially airline bonds, rallied over the period as the war ended and investors felt comfortable taking on more risk. Non-Investment Grade bonds, the lowest quality municipal bonds, outperformed significantly for the period due to the recent low quality bias. The Fund is unable to invest in these bonds because they do not fit the appropriate risk profile. Despite the higher quality nature of the Fund, we were still able to perform relatively well within our Lipper peer group. The Fund's lack of exposure to tobacco bonds helped performance over the last year, but hurt performance over the last six months.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                     63.7%
Aa                      15.4%
A                        9.8%
Baa                      9.4%
Ba                       1.0%
B                        1.0%
Caa                      0.0%
Ca                       0.0%
C                        0.0%
D                        0.0%
Not Rated                1.5%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments              0.2%
Long Term Fixed Income             99.8%

Top 10 States
(% of Portfolio)

Texas                   10.6%
California               9.7%
Illinois                 5.9%
Colorado                 5.7%
New York                 5.5%
Michigan                 4.8%
Washington               4.7%
Minnesota                4.4%
Georgia                  4.4%
Ohio                     4.0%

These holdings represent 59.7% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 States are subject to change.

Outlook

Our outlook is for continued improvement in U.S. economy. We are prepared for higher rates, which we think will come over the next six to twelve months as the economy strengthens and the Federal Reserve decides it needs to tighten the money supply. We do not expect that tightening will happen until we see healthy improvement in the labor market and a closing of the "output gap," which could lead to higher inflation.

We have been adding risk to the Fund where we feel it is appropriate to take advantage of the improving economic environment. Specifically, we have been purchasing bonds in the A and Baa rating categories when we like the issue and think that we are being paid well for the risk we are taking. Currently the duration of the Fund is somewhere close to neutral compared to our Lipper peer group and our intention is to be neutral or short given the increasing threat of rising interest rates. As an ongoing effort, we are trying to increase our average position size to make research efforts most productive.

If rates do rise, we anticipate a slowing of municipal new issue supply. A lower supply of municipal bonds in 2004 combined with higher rates would be good scenario for municipals to outperform U.S.
Treasuries.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LUBMX                  LBBBX                LBBIX
Transfer Agent ID               57                    357                  457
Net Assets            $641,710,436            $24,179,138           $2,592,654
NAV                          $9.09                  $9.06                $9.09
NAV -- High*    6/13/2003 -- $9.47     6/13/2003 -- $9.44   6/13/2003 -- $9.47
NAV -- Low*     8/14/2003 -- $8.92     8/15/2003 -- $8.90   8/14/2003 -- $8.92
Number of Holdings: 251           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares**/1/

                                   Lehman                     Lipper
                                   Brothers                   Median
                     LB            Municipal    Consumer      General
                     Municipal     Bond         Price         Municipal
  Date               Bond Fund     Index***     Index****     Debt Funds
------------------------------------------------------------------------------
October 31, 1993        9,550       10,000       10,000       10,000
            1993        9,442        9,912       10,007        9,895
            1994        9,650       10,121       10,007       10,093
            1994        9,757       10,237       10,034       10,209
            1994        9,481        9,972       10,069        9,937
            1994        9,038        9,565       10,103        9,502
            1994        9,080        9,647       10,117        9,537
            1994        9,167        9,730       10,124        9,623
            1994        9,097        9,671       10,158        9,560
            1994        9,263        9,848       10,185        9,729
            1994        9,295        9,882       10,226        9,753
            1994        9,168        9,737       10,254        9,596
            1994        8,984        9,564       10,261        9,413
            1994        8,811        9,391       10,275        9,218
            1995        9,016        9,598       10,275        9,443
            1995        9,290        9,872       10,316        9,724
            1995        9,589       10,159       10,357       10,013
            1995        9,692       10,276       10,391       10,103
            1995        9,700       10,288       10,426       10,102
            1995       10,027       10,617       10,446       10,417
            1995        9,894       10,524       10,467       10,304
            1995        9,963       10,623       10,467       10,370
            1995       10,088       10,758       10,494       10,484
            1995       10,166       10,826       10,515       10,547
            1995       10,328       10,984       10,549       10,709
            1995       10,539       11,166       10,542       10,914
            1996       10,655       11,273       10,535       11,035
            1996       10,734       11,358       10,597       11,087
            1996       10,642       11,282       10,631       11,000
            1996       10,465       11,137       10,686       10,825
            1996       10,409       11,106       10,728       10,776
            1996       10,403       11,102       10,748       10,778
            1996       10,510       11,223       10,755       10,879
            1996       10,605       11,324       10,776       10,977
            1996       10,599       11,322       10,796       10,968
            1996       10,758       11,480       10,830       11,126
            1996       10,879       11,610       10,865       11,245
            1996       11,089       11,822       10,885       11,444
            1997       11,021       11,772       10,885       11,393
            1997       11,042       11,795       10,920       11,394
            1997       11,139       11,903       10,954       11,494
            1997       10,992       11,744       10,981       11,344
            1997       11,065       11,843       10,995       11,438
            1997       11,228       12,021       10,988       11,601
            1997       11,340       12,149       11,002       11,726
            1997       11,676       12,485       11,016       12,079
            1997       11,539       12,368       11,036       11,935
            1997       11,719       12,515       11,064       12,080
            1997       11,780       12,596       11,091       12,153
            1997       11,855       12,670       11,084       12,222
            1998       12,050       12,854       11,071       12,415
            1998       12,179       12,987       11,091       12,530
            1998       12,174       12,991       11,112       12,522
            1998       12,168       13,003       11,132       12,525
            1998       12,108       12,944       11,153       12,445
            1998       12,308       13,149       11,174       12,650
            1998       12,357       13,201       11,187       12,692
            1998       12,379       13,234       11,201       12,710
            1998       12,581       13,438       11,215       12,906
            1998       12,756       13,606       11,229       13,061
            1998       12,737       13,605       11,256       13,012
            1998       12,774       13,653       11,256       13,051
            1999       12,796       13,688       11,249       13,074
            1999       12,946       13,850       11,277       13,220
            1999       12,855       13,790       11,290       13,132
            1999       12,864       13,809       11,325       13,134
            1999       12,886       13,843       11,407       13,165
            1999       12,795       13,763       11,407       13,089
            1999       12,602       13,565       11,407       12,900
            1999       12,654       13,614       11,441       12,947
            1999       12,532       13,505       11,469       12,793
            1999       12,541       13,511       11,524       12,762
            1999       12,403       13,364       11,544       12,576
            1999       12,529       13,507       11,551       12,699
            2000       12,405       13,406       11,551       12,577
            2000       12,340       13,348       11,579       12,481
            2000       12,483       13,503       11,647       12,645
            2000       12,762       13,798       11,743       12,925
            2000       12,680       13,716       11,750       12,838
            2000       12,614       13,645       11,757       12,742
            2000       12,942       14,006       11,826       13,065
            2000       13,134       14,201       11,846       13,240
            2000       13,342       14,420       11,860       13,446
            2000       13,244       14,345       11,922       13,363
            2000       13,407       14,502       11,942       13,501
            2000       13,510       14,611       11,949       13,588
            2001       13,861       14,972       11,942       13,948
            2001       13,996       15,121       12,018       14,044
            2001       14,036       15,169       12,066       14,096
            2001       14,156       15,305       12,093       14,216
            2001       13,976       15,139       12,141       14,017
            2001       14,128       15,302       12,196       14,168
            2001       14,233       15,404       12,217       14,280
            2001       14,451       15,633       12,183       14,498
            2001       14,702       15,890       12,183       14,755
            2001       14,664       15,837       12,238       14,657
            2001       14,852       16,025       12,196       14,822
            2001       14,715       15,890       12,176       14,664
            2002       14,546       15,740       12,128       14,505
            2002       14,801       16,013       12,155       14,728
            2002       14,989       16,206       12,203       14,907
            2002       14,649       15,888       12,272       14,612
            2002       14,938       16,199       12,340       14,875
            2002       15,028       16,297       12,340       14,958
            2002       15,201       16,470       12,347       15,108
            2002       15,393       16,681       12,361       15,300
            2002       15,568       16,882       12,402       15,464
            2002       15,896       17,252       12,423       15,811
            2002       15,581       16,966       12,454       15,483
            2002       15,503       16,895       12,454       15,409
            2003       15,822       17,252       12,426       15,761
            2003       15,761       17,208       12,481       15,672
            2003       15,976       17,449       12,577       15,910
            2003       15,968       17,460       12,653       15,921
            2003       16,099       17,575       12,626       16,048
            2003       16,456       17,986       12,605       16,440
            2003       16,379       17,910       12,619       16,343
            2003       15,807       17,283       12,632       15,745
            2003       15,918       17,412       12,681       15,864
            2003       16,358       17,924       12,722       16,329
October 31, 2003      $16,263      $17,834      $12,708      $16,235

Average Annual Total Returns/1/

As of October 31, 2003

Class A/2/               1-Year         5-Year           10-Year
----------------------------------------------------------------
without sales charge      4.37%          5.01%             5.47%
with sales charge        (0.31)%         4.05%             4.99%

                                                            From
                                                       Inception
Class B/2/               1-Year         5-Year        10/31/1997
----------------------------------------------------------------
without sales charge      3.48%          4.22%             4.85%
with sales charge        (0.49)%         4.22%             4.85%

                                                            From
                                                       Inception
Institutional Class/3/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           4.67%          5.23%             5.74%

Footnotes read:

*    Investors may be subject to state taxes and federal alternative minimum tax.

**   As you compare performance, please note that the Fund's
     performance reflects the maximum 4.5% sales charge,
     while the Lehman Brothers Municipal Bond Index and the
     Consumer Price Index do not reflect any such charges.
     If you were to purchase any of the above individual
     stocks or funds represented in these Indexes, any
     charges you would pay would reduce your total return as
     well.

***  The Lehman Brothers Municipal Bond Index is a market
     value-weighted index of investment grade municipal
     bonds with maturities of one year or more. It is not
     possible to invest directly in the Index. The
     performance of the Index does not reflect deductions
     for fees, expenses or taxes.

**** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of
     products and services, including housing, electricity,
     food and transportation. It is not possible to invest
     directly in the Index.

/1/  Past performance is not an indication of future results.
     Annualized total returns represent past performance and
     reflect changes in share prices, the reinvestment of
     all dividends and capital gains, and the effects of
     compounding. Investment return and principal value will
     fluctuate, and shares, when redeemed, may be worth more
     or less than their original cost. At various times, the
     Fund's adviser waived its management fee and/or
     reimbursed Fund expenses. Had the adviser not done so,
     the Fund's total returns would have been lower. The
     returns shown do not reflect taxes a shareholder would
     pay on distributions or redemptions. For additional
     information, refer to your prospectus which can be
     obtained from your registered representative or by
     calling (800) Thrivent. Please read your prospectus
     carefully.

/2/  Class A performance has been restated to reflect the maximum sales charge of 4.5%. Class B performance reflects the
     maximum contingent deferred sales charge (CDSC) of 5%,
     declining 1% each year during the first five years and
     then converting to Class A shares after the fifth year.

/3/  Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Limited Maturity Bond Fund

[PHOTO OMITTED: MICHAEL G. LANDREVILLE]

Michael G. Landreville, Portfolio Manager

The Lutheran Brotherhood Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate and shorter-term-bonds.

A lot happened from October 31, 2002, to October 31, 2003. Although corporate scandals still hit headlines, their frequency and severity have greatly diminished. Business confidence has gone from downright pessimistic a year ago to cautiously optimistic now. Gross Domestic
Product growth has increased significantly and employment appears to finally be improving. Two-year Treasury note rates are up 9 basis points while 5-year Treasury notes are up by 45 basis points.

In spite of the increase in interest rates, the LB Limited Maturity
Bond Fund had a 5.30% return over the 12-month period. This is mainly due to the dramatic improvement in the corporate bond spreads. The
Lehman Brothers Government/Corporate 1-5 Bond Index had a 4.05% return over the same period. Its corporate bond component, which represents
36% of the Index, had a return of 7.12%. The LB Limited Maturity Bond
Fund generally kept its corporate bond holdings in the range of 40 to
50% of the portfolio.

A Cut Above the Rest

The Fund also had a total return in excess of its Lipper, Inc., peer group of Short/Intermediate Investment Grade Debt Funds, whose median return was 3.88% over the same period. We believe the Fund holds more corporate bonds, especially BBB-rated bonds, than its peers do. If this is true, this would explain some of the outperformance. BBB-rated bonds had a total rate of return of 10.77% during the period, and the
Fund tended to hold roughly 15% of its portfolio in these securities.
The LB Limited Maturity Bond Fund had about 3% of its assets in
Treasury Index Protected securities, which also turned in a very good year performance-wise. Dragging performance down a bit was the low weighting in mortgage-backed securities, which had a good year as well.

The biggest assistance to absolute returns was the dramatic comeback of the corporate bond market after suffering last year. The biggest impediment to performance was the Fund's underweighting in
mortgage-backed securities.

[GRAPHIC OMITTED: RATINGS DISTRIBUTIONS]

Moody's Bond Quality Ratings Distributions

Aaa                     60.1%
Aa                       4.4%
A                        8.3%
Baa                     17.5%
Ba                       6.8%
B                        1.0%
Caa                      1.0%
Ca                       0.0%
C                        0.0%
D                        0.0%
Not Rated                1.8%

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments             12.8%
Long Term Fixed Income             87.2%

Top 10 Holdings
(% of Portfolio)

U.S. Treasury Notes                       6.2%
Federal National Mortgage Association     5.1%
U.S. Treasury Notes                       4.1%
U.S. Treasury Notes                       3.9%
U.S. Treasury Notes                       3.3%
U.S. Treasury Notes                       3.2%
Morgan Stanley and Company                2.4%
Federal Home Loan Mortgage Corporation    2.3%
Federal National Mortgage Association     1.7%
BMW Vehicle Owner Trust                   0.9%

These holdings represent 33.1% of the Fund's total investment portfolio.

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Moody's Bond Quality Ratings Distributions, Portfolio
Composition and Top 10 Holdings are subject to change.

Outlook

Looking ahead, we believe the economic picture will continue to improve and the media braying about the "jobless recovery" will finally cease. Employment is one of the last things to recover as an economy improves. This is because companies are reluctant to add workers until they are absolutely sure that improvement in demand is permanent. We also believe interest rates will move upward in fits and starts.

Given our beliefs, we will maintain a slightly short to neutral duration and keep a heavy weighting in corporate bonds. While it is unlikely that corporate bonds will turn in a repeat performance of last year, if they simply earn their coupon, that will be respectable.

A large camp of economists believe the economy is in for a protracted period of below-par growth, and, as a result, interest rates will continue to trend lower. A major terrorist event could make this scenario come to pass. Also, the Fed is on record as being worried about the prospect of deflation even though there is little actual evidence of systematic deflation. If it becomes apparent these
"Cassandras" are right, we will adjust the portfolio accordingly.

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBLAX                    N/A                  N/A
Transfer Agent ID               76                    376                  476
Net Assets             $90,424,855             $6,164,657          $14,725,216
NAV                         $13.06                 $13.06               $13.05
NAV -- High*   6/13/2003 -- $13.29    6/13/2003 -- $13.29  6/13/2003 -- $13.29
NAV -- Low*   11/27/2002 -- $12.70   11/27/2002 -- $12.70 11/27/2002 -- $12.70
Number of Holdings: 157           * For the fiscal year ended October 31, 2003

[GRAPHIC WORM CHART OMITTED: VALUE OF A $10,000 INVESTMENT]

Value of a $10,000 Investment
Class A Shares/1/

                                                             Lipper
                                                             Median
                                   Lehman                    Short/
                                   Government/               Intermediate
                     LB Limited    Corporate    Consumer     Investment
                     Maturity      1-5 Year     Price        Grade
  Date               Bond Fund     Bond Index*  Index**      Debt Funds
------------------------------------------------------------------------------
October 31, 1999       10,000       10,000       10,000       10,000
            1999       10,036       10,017       10,006       10,017
            2000        9,994       10,009       10,006       10,003
            2000        9,942        9,989       10,030        9,969
            2000       10,035       10,065       10,089       10,043
            2000       10,115       10,139       10,172       10,134
            2000       10,102       10,141       10,178       10,116
            2000       10,114       10,172       10,184       10,125
            2000       10,292       10,312       10,244       10,289
            2000       10,344       10,385       10,262       10,354
            2000       10,446       10,484       10,273       10,458
            2000       10,497       10,582       10,327       10,553
            2000       10,519       10,627       10,345       10,586
            2000       10,624       10,743       10,351       10,709
            2001       10,785       10,902       10,345       10,880
            2001       10,998       11,068       10,410       11,041
            2001       11,058       11,158       10,452       11,136
            2001       11,150       11,250       10,476       11,213
            2001       11,175       11,263       10,517       11,187
            2001       11,230       11,330       10,565       11,246
            2001       11,273       11,373       10,583       11,286
            2001       11,432       11,557       10,553       11,497
            2001       11,529       11,651       10,553       11,591
            2001       11,627       11,842       10,600       11,734
            2001       11,763       11,987       10,565       11,875
            2001       11,708       11,914       10,547       11,755
            2002       11,650       11,888       10,505       11,703
            2002       11,712       11,932       10,529       11,745
            2002       11,774       12,005       10,571       11,821
            2002       11,669       11,884       10,630       11,683
            2002       11,811       12,051       10,681       11,833
            2002       11,905       12,146       10,681       11,929
            2002       11,928       12,251       10,687       11,992
            2002       11,917       12,398       10,699       12,098
            2002       12,009       12,509       10,735       12,228
            2002       12,140       12,673       10,752       12,380
            2002       12,058       12,671       10,779       12,348
            2002       12,047       12,654       10,779       12,336
            2003       12,219       12,854       10,755       12,537
            2003       12,258       12,861       10,803       12,540
            2003       12,384       12,980       10,886       12,682
            2003       12,402       13,003       10,951       12,691
            2003       12,530       13,066       10,928       12,763
            2003       12,685       13,215       10,910       12,922
            2003       12,712       13,230       10,922       12,924
            2003       12,515       13,045       10,934       12,688
            2003       12,540       13,051       10,975       12,712
            2003       12,734       13,270       11,011       12,937
October 31, 2003      $12,698      $13,184      $10,999      $12,854

Average Annual Total Returns/1/

As of October 31, 2003
                                                            From
                                                       Inception
Class A                               1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                   5.30%               6.14%

                                                            From
                                                       Inception
Class B                               1-Year          10/29/1999
----------------------------------------------------------------
without sales charge                   5.14%               6.10%

                                                            From
                                                       Inception
Institutional Class/2/                1-Year          10/29/1999
----------------------------------------------------------------
Net Asset Value                        5.62%               6.42%

Footnotes read:

*  The Lehman Brothers Government/Corporate 1-5 Year Bond
   Index is an index comprised of securities in the intermediate maturity range of one to five years. The index
   encompasses five major classes of U.S. fixed-income
   securities: U.S. Treasury and government agency
   securities, corporate debt obligations, mortgage-backed
   securities, asset-backed securities and commercial
   mortgage-backed securities. It is not possible to
   invest directly in the Index. The performance of the
   Index does not reflect deductions for fees, expenses or
   taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products
   and services, including housing, electricity, food and
   transportation. It is not possible to invest directly
   in the Index.

/1/Past performance is not an indication of future results. Annualized total returns represent past performance and reflect
   changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. Investment return and principal value will
   fluctuate, and shares, when redeemed, may be worth more
   or less than their original cost. At various times, the
   Fund's adviser waived its management fee and/or
   reimbursed Fund expenses. Had the adviser not done so,
   the Fund's total returns would have been lower. The
   returns shown do not reflect taxes a shareholder would
   pay on distributions or redemptions. For additional
   information, refer to your prospectus which can be
   obtained from your registered representative or by
   calling (800) Thrivent. Please read your prospectus
   carefully.

/2/Institutional Class shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Money Market Fund

[PHOTO OMITTED: WILLIAM D. STOUTEN]

William D. Stouten, Portfolio Manager

The Lutheran Brotherhood Money Market Fund seeks the maximum current income that is consistent with stability of principal and maintenance of liquidity by investing in high quality short-term debt securities.*

Money market yields declined along with over-all short-term market interest rates for the twelve-month period ending October 31, 2003.
The LB Money Market Fund provided investors with a total return of
0.40%, while the Fund's Lipper, Inc., peer group earned a median total return of 0.54%.

Federal Reserve Policy

With thirteen cuts in the Federal Funds target rate since the beginning of 2001, the overnight Federal Funds target rate of 1% is now at the lowest level in over 40 years. The Federal Open Market
Committee (FOMC) lowered its target for the Federal Funds rate twice earlier in the period due to fears of a falling price environment and lackluster economic reports. The money market industry is now operating in an environment that has never been experienced since the first money market fund was introduced in 1971.

The average length of the Fund's holdings was shorter than the peer group through most of the period, reflecting our anticipation of better economic news that would steepen the yield curve and allow us to take advantage of higher yields. Fortunately, strong payroll numbers combined with higher Gross Domestic Product growth rates in the third calendar quarter provided market optimism, and allowed us to take advantage of a steeper yield curve by lengthening our portfolio to a level more in line with our Lipper peer group. This strategy contributed to our performance over the period.

The Fund's underperformance compared to its Lipper peer group can be partially explained by the Fund's focus on the highest quality money market instruments. Maintaining a portfolio of only the highest quality assets contributes to a slightly lower yield than our peer group, but remains a core part of our conservative investment strategy designed to meet our investors' primary objectives of safety and liquidity. In addition, the Fund's underperformance can also be attributed to a higher fee structure that allows for lower minimum balances, generous checkwriting privileges and other beneficial features.

[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition
(% of Portfolio)

Short Term Investments            100.0%

Footnotes read:

Quoted Fund performance is for Class A shares.

The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Quoted Portfolio Composition is subject to change.

Outlook

We expect that the FOMC will raise the overnight Federal Funds target rate, in the coming months, when it becomes convinced that the risks to higher than desired growth and a rise in inflation outweigh the risks of a fall in inflation and unsustained growth in the economy. As in any interest rate environment, our strategy remains the same. We continue to focus our efforts on conservative investments that maximize safety and liquidity for our clients. We are confident that as in any investing cycle, yields and returns historically provided by money markets funds will return.
LB Money Market Fund**

                                       Portfolio Facts
                                   As of October 31, 2003
                        A Share                B Share     Institutional Share
                    --------------         --------------  -------------------
Ticker                       LBMXX                  LBBXX                LBIXX
Transfer Agent ID          64 / 70                    370                  470
Net Assets            $500,265,347             $1,095,202          $18,738,130
NAV                          $1.00                  $1.00                $1.00
Number of Holdings: 54

October 31, 2003

                         Class A      Class B      Institutional
----------------------------------------------------------------
7-Day Yield               0.22%        0.22%           0.67%
7-Day Effective Yield     0.22%        0.22%           0.67%

Average Annual Total Returns/1/

As of October 31, 2003

Class A                  1-Year         5-Year           10-Year
----------------------------------------------------------------
Net Asset Value           0.40%          3.05%             3.73%

                                                            From
                                                       Inception
Class B                  1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           0.40%          3.05%             3.34%

                                                            From
                                                       Inception
Institutional Class/2/   1-Year         5-Year        10/31/1997
----------------------------------------------------------------
Net Asset Value           0.86%          3.44%             3.71%

Footnotes read:

*  To the extent practicable, the Fund intends to maintain a stable net asset value of $1.00 per share. An investment in the Money Market Fund is not insured or guaranteed by
   the FDIC or any other government agency. Although the
   Fund seeks to preserve the value of your investment at
   $1 per share, it is possible to lose money by investing
   in the Fund.

** Seven-day yields of the Money Market Fund refer to the income generated by an investment in the Fund over a specified
   seven-day period. Effective yields reflect the
   reinvestment of income. Yields are subject to daily
   fluctuation and should not be considered an indication
   of future results.

/1/Past performance is not an indication of future results.
   Annualized total returns represent past performance and
   reflect changes in share prices, the reinvestment of all
   dividends and capital gains, and the effects of
   compounding. At various times, the Fund's adviser
   waived its management fee and/or reimbursed Fund
   expenses. Had the adviser not done so, the Fund's total
   returns would have been lower. The returns shown do not
   reflect taxes a shareholder would pay on distributions
   or redemptions. For additional information, refer to
   your prospectus which can be obtained from your
   registered representative or by calling (800) Thrivent.
   Please read your prospectus carefully.

/2/Institutional Class shares have no sales load and are for institutional shareholders only.

[LOGO OMITTED]

PricewaterhouseCoopers LLP
Suite 1500
100 E. Wisconsin Ave.
Milwaukee WI 53202
Telephone (414) 212 1600

Report of Independent Auditors

To the Trustees and Shareholders of
The Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid
Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran
Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran
Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran
Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund,
Lutheran Brotherhood Limited Maturity Bond Fund and Lutheran
Brotherhood Money Market Fund (constituting The Lutheran Brotherhood
Family of Funds, hereafter referred to as the "Funds") at October 31,
2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October
31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

December 5, 2003

Lutheran Brotherhood Opportunity Growth Fund
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (96.7%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      12,100   Commonwealth Telephone Enterprises, Inc.*                                                         $493,196
      12,100   EMS Technologies, Inc.*                                                                            215,380
      22,200   IDT Corporation*                                                                                   424,464
       6,900   Millicom International Cellular SA*                                                                424,833
       6,200   Vimpel Communications*                                                                             403,620
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,961,493
=========================================================================================================================

Consumer Discretionary (16.4%)
-------------------------------------------------------------------------------------------------------------------------
      12,100   99 CENTS Only Stores*                                                                              360,217
       9,400   Action Performance Companies, Inc.                                                                 192,512
      21,500   Alliance Gaming Corporation*                                                                       521,375
      16,300   American Eagle Outfitters, Inc.*                                                                   260,637
      21,250   Cheesecake Factory, Inc.*                                                                          848,725
      16,650   Chico's FAS, Inc.*                                                                                 625,041
      13,112   Christopher & Banks Corporation                                                                    382,870
      14,400   Coach, Inc.                                                                                        510,768
      11,600   Columbia Sportswear Company*                                                                       675,584
      29,100   Cost Plus, Inc.*                                                                                 1,334,819
      27,500   Cumulus Media, Inc.*                                                                               515,075
      10,700   Emmis Communications Corporation*                                                                  237,326
      25,000   Ethan Allen Interiors, Inc.                                                                        920,000
       8,550   Fred's, Inc.                                                                                       322,164
      14,000   Genesco, Inc.*                                                                                     235,900
      12,600   Gentex Corporation                                                                                 492,030
      23,700   Getty Images, Inc.*                                                                              1,059,390
       9,300   Gildan Activewear Inc.*                                                                            254,727
       8,100   GTECH Holdings Corporation                                                                         361,908
       2,400   Harman International Industries, Inc.                                                              307,680
      19,400   Hibbett Sporting Goods, Inc.                                                                       529,814
      47,500   Insight Enterprises, Inc.*                                                                         798,950
      18,300   J. Jill Group, Inc.*                                                                               222,711
       8,500   Jarden Corporation*                                                                                350,965
      11,000   Krispy Kreme Doughnuts, Inc.*                                                                      476,520
      20,100   Linens 'n Things, Inc.*                                                                            593,352
      15,400   Lodgenet Entertainment Corporation*                                                                279,972
      10,700   Men's Wearhouse, Inc.*                                                                             315,222
       6,800   Meredith Corporation                                                                               329,936
      34,600   Oakley, Inc.                                                                                       375,410
      24,605   Pacific Sunwear of California, Inc.                                                                568,129
      16,800   Panera Bread Company*                                                                              675,864
      15,900   Papa John's International, Inc.*                                                                   418,329
      17,300   Pennsylvania National Gaming, Inc.*                                                                409,837
       6,400   Priceline.com, Inc.*                                                                               179,584
      22,000   ProQuest Company*                                                                                  653,400
      20,400   Radio One, Inc.*                                                                                   324,360
       5,600   Ryland Group, Inc.                                                                                 497,840
      14,100   Salem Communications Corporation*                                                                  327,825
      26,200   SBS Broadcasting SA*                                                                               742,508
      12,950   SCP Pool Corporation                                                                               453,250
       2,000   Select Comfort Corporation*                                                                         62,600
       4,200   Sharper Image Corporation*                                                                         120,960
      25,450   Sonic Corporation*                                                                                 707,764
      10,300   Starcraft Corporation*                                                                             443,930
      17,700   Station Casinos, Inc.                                                                              526,575
      17,300   Steiner Leisure, Ltd.*                                                                             238,048
      14,700   Tractor Supply Company                                                                             616,077
       9,500   Tuesday Morning Corporation*                                                                       302,955
      33,600   Tweeter Home Entertainment Group, Inc.*                                                            280,560
      26,800   Ultimate Electronics, Inc.*                                                                        240,932
      24,900   Wet Seal, Inc.*                                                                                    273,651
      13,700   Williams-Sonoma, Inc.*                                                                             484,021
      15,800   XM Satellite Radio Holdings, Inc.*                                                                 320,108
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    24,560,707
=========================================================================================================================

Consumer Staples (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      16,100   Chattem, Inc.*                                                                                     236,187
       7,300   Coca-Cola Bottling Company Consolidated                                                            368,650
      10,800   Constellation Brands, Inc.*                                                                        338,796
      14,700   Performance Food Group Company*                                                                    547,575
      20,800   United Natural Foods, Inc.*                                                                        804,544
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,295,752
=========================================================================================================================

Energy (4.0%)
-------------------------------------------------------------------------------------------------------------------------
      26,300   Brigham Exploration Company*                                                                       176,210
      21,200   Cal Dive International, Inc.*                                                                      439,476
      22,500   Hydril Company*                                                                                    527,625
      13,200   McMoran Exploration Company*                                                                       197,208
      22,500   Patterson-UTI Energy, Inc.*                                                                        643,275
      22,400   Pride International, Inc.*                                                                         366,912
      23,000   Prima Energy Corporation*                                                                          639,860
      15,500   Spinnaker Exploration Company*                                                                     396,645
      37,600   St. Mary Land & Exploration Company                                                                981,360
       7,800   Stone Energy Corporation*                                                                          281,892
      16,200   Tom Brown, Inc.*                                                                                   437,724
      16,300   Unit Corporation*                                                                                  316,057
      26,600   Veritas DGC, Inc.*                                                                                 235,676
      15,000   World Fuel Services Corporation                                                                    429,900
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,069,820
=========================================================================================================================

Financials (8.2%)
-------------------------------------------------------------------------------------------------------------------------
      15,900   Affiliated Managers Group, Inc.*                                                                 1,152,750
       2,100   Alexander's, Inc.*                                                                                 225,540
       4,800   Alexandria Real Estate Equities, Inc.                                                              244,800
      13,600   Astoria Financial Corporation                                                                      471,104
       3,700   Bank of the Ozarks, Inc.                                                                           157,657
       4,300   Cathay Bancorp, Inc.                                                                               208,034
      21,600   Charles Schwab Corporation                                                                         292,896
      12,550   Doral Financial Corporation                                                                        633,775
       6,700   East West Bancorp, Inc.                                                                            328,903
       7,500   Federal Agricultural Mortgage Corporation*                                                         234,525
      20,800   Financial Federal Corporation*                                                                     697,840
      19,175   First Financial Bankshares, Inc.                                                                   806,309
      20,700   Greater Bay Bancorp                                                                                558,072
       7,100   IBERIABANK Corporation                                                                             366,147
      13,800   Investment Technology Group, Inc.*                                                                 274,068
      20,600   Investors Financial Services Corporation                                                           727,798
      31,500   Knight Trading Group, Inc.*                                                                        435,960
      16,633   New York Community Bancorp, Inc.                                                                   602,115
       6,600   Novastar Financial, Inc.                                                                           486,750
       7,000   PartnerRe, Ltd.                                                                                    379,890
      18,100   ProAssurance Corporation*                                                                          544,810
       5,900   Southwest Bancorporation of Texas, Inc.                                                            211,869
      20,100   Staten Island Bancorp, Inc.                                                                        400,593
      26,900   Texas Capital Bancshares, Inc.*                                                                    365,840
      17,750   W.R. Berkley Corporation                                                                           608,648
       8,000   WFS Financial, Inc.*                                                                               348,880
      10,800   Wintrust Financial Corporation                                                                     468,072
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                12,233,645
=========================================================================================================================

Health Care (20.5%)
-------------------------------------------------------------------------------------------------------------------------
      17,050   Accredo Health, Inc.                                                                               544,918
      13,750   Advanced Neuromodulation Systems, Inc.                                                             563,750
       9,600   Advisory Board Company*                                                                            349,344
      27,200   Alexion Pharmaceuticals, Inc.*                                                                     503,200
      42,000   Align Technology, Inc.*                                                                            647,640
      17,100   Alkermes, Inc.*                                                                                    221,787
      26,500   American Medical Systems Holdings, Inc.*                                                           530,000
      25,200   ArthroCare Corporation*                                                                            563,220
      11,600   Biosite Diagnostics, Inc.*                                                                         299,280
       7,500   Britesmile, Inc.*                                                                                  223,500
      57,200   Bruker BioSciences Corporation*                                                                    297,440
      53,500   Caliper Technologies Corporation*                                                                  300,135
      18,500   CancerVax Corporation(b)*                                                                          238,095
      37,700   Candela Corporation*                                                                               646,555
      41,000   Caremark Rx, Inc.*                                                                               1,027,050
      13,400   Celgene Corporation*                                                                               558,646
      20,900   Cell Genesys, Inc.*                                                                                268,356
       6,500   Cerner Corporation*                                                                                275,405
      16,300   Community Health Systems, Inc.*                                                                    391,526
      52,600   Conceptus, Inc.*                                                                                   644,350
      11,800   Covance, Inc.*                                                                                     307,154
       7,600   Coventry Health Care, Inc.*                                                                        416,100
      12,900   CV Therapeutics, Inc.*                                                                             227,427
      42,700   Cytyc Corporation*                                                                                 552,111
      15,000   Datascope Corporation                                                                              499,350
      19,600   DaVita, Inc.*                                                                                      687,960
      26,000   Dendrite International, Inc.*                                                                      392,600
      12,300   Digene Corporation*                                                                                432,960
      26,800   Diversa Corporation*                                                                               225,924
      30,400   EPIX Medical, Inc.*                                                                                562,704
      39,350   First Horizon Pharmaceutical Corporation*                                                          278,204
       7,600   Galen Holdings plc                                                                                 384,940
      27,200   Harvard Bioscience, Inc.*                                                                          201,307
      27,700   Inspire Pharmaceuticals, Inc.*                                                                     515,774
      23,900   Integra Life Sciences Holdings Corporation*                                                        806,386
      11,400   InterMune, Inc.*                                                                                   228,000
      14,300   IntraBiotics Pharmaceuticals, Inc.*                                                                190,190
      17,600   Inverness Medical Innovations, Inc.*                                                               471,680
      15,100   KOS Pharmaceuticals, Inc.*                                                                         599,621
      21,500   Kyphon, Inc.*                                                                                      592,325
      75,600   Lexicon Genetics, Inc.*                                                                            423,360
      17,000   LifePoint Hospitals, Inc.*                                                                         437,070
      12,500   Martek Biosciences Corporation*                                                                    605,125
      17,200   Medicines Company*                                                                                 458,380
       6,600   MGI PHARMA, Inc.*                                                                                  247,896
       6,700   Mid Atlantic Medical Services, Inc.*                                                               391,280
      33,400   MIM Corporation*                                                                                   196,726
      16,200   Nastech Pharmaceutical Company*                                                                    147,420
      28,300   NeoPharm, Inc.*                                                                                    432,424
      14,600   Neurocrine Biosciences, Inc.*                                                                      683,718
      18,200   Noven Pharmaceuticals, Inc.*                                                                       183,638
      21,500   NPS Pharmaceuticals, Inc.*                                                                         566,095
      12,462   Odyssey Healthcare, Inc.                                                                           345,696
      21,600   Onyx Pharmaceuticals, Inc.*                                                                        528,552
      21,100   OSI Pharmaceuticals, Inc.*                                                                         590,800
      14,000   Pharmaceutical Product Development, Inc.*                                                          420,980
      26,800   PolyMedica Corporation                                                                             790,600
      23,500   Priority Healthcare Corporation*                                                                   508,305
      28,800   Protein Design Labs, Inc.*                                                                         388,224
      35,900   Province Healthcare Company*                                                                       460,956
      27,200   Regeneron Pharmaceuticals, Inc.*                                                                   376,448
      24,200   Select Medical Corporation*                                                                        812,394
      12,200   Sunrise Senior Living, Inc.*                                                                       352,580
      15,700   SurModics, Inc.*                                                                                   329,857
      13,100   Taro Pharmaceutical Industries, Ltd.*                                                              841,675
      10,400   Trimeris, Inc.*                                                                                    266,240
      10,700   VISX, Inc.*                                                                                        259,582
      15,400   Wilson Greatbatch Technologies, Inc.*                                                              580,580
      12,000   Zoll Medical Corporation*                                                                          407,880
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               30,701,395
=========================================================================================================================

Industrials (8.9%)
-------------------------------------------------------------------------------------------------------------------------
      10,600   Actuant Corporation                                                                                341,744
      10,400   American Woodmark Corporation                                                                      510,640
      21,200   AMR Corporation*                                                                                   281,536
       2,700   Apollo Group, Inc. (University of Phoenix Online)*                                                 185,652
      28,300   Atlantic Coast Airlines Holdings, Inc.*                                                            313,281
      10,500   Bright Horizons Family Solutions, Inc.*                                                            451,080
      28,300   C.H. Robinson Worldwide, Inc.                                                                    1,108,794
       5,900   Career Education Corporation                                                                       315,945
      12,500   ChoicePoint, Inc.*                                                                                 438,000
      11,500   Continental Airlines, Inc.*                                                                        219,650
      41,000   Copart, Inc.*                                                                                      511,270
      13,500   Corinthian Colleges, Inc.*                                                                         835,920
      20,600   Corporate Executive Board Company*                                                               1,050,806
      22,900   CoStar Group, Inc.*                                                                                862,185
      13,200   Engineered Support Systems, Inc.                                                                   892,452
      31,800   Forward Air Corporation*                                                                           924,744
       5,800   Genesee & Wyoming, Inc.*                                                                           140,998
       6,000   ITT Educational Services, Inc.*                                                                    298,800
       4,800   Jacobs Engineering Group, Inc.*                                                                    222,336
       4,800   JetBlue Airways Corporation*                                                                       276,864
       7,900   Mercury Computer Systems, Inc.*                                                                    169,929
      11,000   Mueller Industries, Inc.*                                                                          347,160
      18,800   Right Management Consultants, Inc.*                                                                339,340
      15,900   Roto-Rooter, Inc.                                                                                  561,270
      16,500   Stericycle, Inc.*                                                                                  761,970
      32,900   Stewart & Stevenson Services, Inc.                                                                 550,088
       1,900   Strayer Education, Inc.                                                                            186,067
      32,900   TeleTech Holdings, Inc.*                                                                           216,482
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               13,315,003
=========================================================================================================================

Information Technology (34.7%)
-------------------------------------------------------------------------------------------------------------------------
      28,375   Activision, Inc.                                                                                   428,179
       7,400   ADTRAN, Inc.                                                                                       503,422
      18,200   Advanced Energy Industries, Inc.*                                                                  415,506
      29,000   Advanced Fibre Communication, Inc.(c)*                                                             698,030
      16,100   Advent Software, Inc.*                                                                             294,791
      45,700   Aeroflex, Inc.*                                                                                    424,096
      40,000   Agile Software Corporation*                                                                        438,800
     141,500   Alliance Fiber Optic Products, Inc.*                                                               349,505
       7,800   Altiris, Inc.*                                                                                     268,164
      64,900   Alvarion, Ltd.*                                                                                    504,922
      14,900   Applied Films Corporation*                                                                         467,115
      19,400   ASM International NV*                                                                              339,694
      24,200   Asyst Technologies, Inc.*                                                                          451,330
      12,900   ATMI, Inc.*                                                                                        296,571
      15,100   August Technology Corporation*                                                                     292,940
      17,100   Avid Technology, Inc.*                                                                             884,754
      19,600   Avocent Corporation*                                                                               740,880
      28,700   Brooks Automation, Inc.*                                                                           716,065
      27,000   Business Objects SA ADR*                                                                           887,220
      51,400   Cable Design Technologies Corporation*                                                             495,496
      12,100   CACI International, Inc.*                                                                          599,313
      24,000   CheckFree Corporation*                                                                             660,720
      13,500   Cognex Corporation                                                                                 362,475
      18,700   Cognizant Technology Solutions Corporation                                                         848,793
       9,900   Cognos, Inc.*                                                                                      341,253
      15,300   Coherent, Inc.*                                                                                    351,900
     240,100   Corvis Corporation*                                                                                343,343
      22,100   Cree, Inc.*                                                                                        392,496
      16,000   Cymer, Inc.*                                                                                       730,560
      26,400   Digital River, Inc.*                                                                               722,832
      13,700   DSP Group, Inc.*                                                                                   327,156
      17,300   DuPont Photomasks, Inc.*                                                                           401,014
       9,700   eCollege.com, Inc.*                                                                                210,393
      13,300   Electro Scientific Industries, Inc.*                                                               326,648
      28,800   Embarcadero Technologies, Inc.*                                                                    371,520
      16,800   Emulex Corporation*                                                                                475,776
      22,600   Exar Corporation*                                                                                  363,634
       7,000   Fair Isaac Corporation                                                                             446,460
      15,800   FEI Company*                                                                                       375,250
      16,800   FileNET Corporation*                                                                               448,896
      13,400   FLIR Systems, Inc.                                                                                 418,884
      25,300   Foundry Networks, Inc.*                                                                            588,478
       7,200   Global Imaging Systems, Inc.*                                                                      209,160
      16,400   Global Payments, Inc.                                                                              683,060
      42,900   Globecomm Systems, Inc.*                                                                           178,893
      18,000   Helix Technology Corporation                                                                       323,100
      18,000   Hutchinson Technology, Inc.*                                                                       603,180
      10,200   Hyperion Solutions Corporation*                                                                    341,598
      30,500   Ibis Technology Corporation*                                                                       352,275
      41,600   Informatica Corporation*                                                                           453,440
      12,800   Integrated Circuit Systems, Inc.*                                                                  429,696
       4,300   Intersil Corporation                                                                               110,897
       6,300   Iron Mountain, Inc.*                                                                               240,912
      12,300   Itron, Inc.*                                                                                       252,027
      20,300   J2 Global Communication, Inc.                                                                      574,896
      21,300   JDA Software Group, Inc.*                                                                          456,033
       8,500   Kronos, Inc.*                                                                                      510,000
      24,800   Lam Research Corporation*                                                                          712,752
      30,800   Lexar Media, Inc.*                                                                                 705,628
      16,400   Logitech International ADR*                                                                        653,048
      13,800   Macrovision Corporation*                                                                           303,186
      17,200   Magma Design Automation, Inc.*                                                                     416,756
      17,300   Manhattan Associates, Inc.*                                                                        481,632
      19,400   Mantech International Corporation*                                                                 474,524
      21,300   Mattson Technology, Inc.*                                                                          302,673
      13,000   MAXIMUS, Inc.*                                                                                     453,830
      23,200   Metrologic Instruments, Inc.                                                                       543,576
      17,100   MicroStrategy, Inc.*                                                                               940,500
      33,400   MKS Instruments, Inc.*                                                                             868,400
     135,900   MRV Communications, Inc.*                                                                          418,572
      11,300   Netease.Com, Inc.*                                                                                 513,020
      35,852   NetIQ Corporation*                                                                                 435,243
      26,400   NetScreen Technologies, Inc.*                                                                      702,768
      32,100   O2Micro International, Ltd.*                                                                       684,051
      17,700   OmniVision Technologies, Inc.*                                                                   1,005,360
      24,200   Open Text Corporation                                                                              478,192
      26,200   Pacific Internet, Ltd.*                                                                            200,430
      29,000   Packeteer, Inc.*                                                                                   506,920
      23,700   PEC Solutions, Inc.*                                                                               360,714
      28,500   Pegasus Solutions, Inc.*                                                                           311,220
      15,200   Photon Dynamics, Inc.*                                                                             574,864
      22,400   Photronics, Inc.*                                                                                  482,496
      22,500   Pixelworks, Inc.*                                                                                  271,800
      13,000   Plantronics, Inc.*                                                                                 361,530
      33,800   Plato Learning, Inc.*                                                                              362,674
      19,300   Plexus Corporation*                                                                                333,697
      17,100   Polycom, Inc.*                                                                                     342,513
      11,100   Power Integrations, Inc.*                                                                          386,502
      16,100   Quest Software, Inc.*                                                                              239,890
      25,800   Radiant Systems, Inc.*                                                                             171,828
      22,400   RadiSys Corporation*                                                                               437,920
      32,400   REMEC, Inc.*                                                                                       357,372
      16,600   SafeNet, Inc.*                                                                                     553,610
       9,100   SanDisk Corporation*                                                                               733,460
      23,900   Seachange International, Inc.*                                                                     368,060
      15,100   SERENA Software, Inc.*                                                                             260,475
       9,700   Sigmatel, Inc.*                                                                                    246,380
       7,000   Silicon Laboratories, Inc.*                                                                        377,860
      31,100   Skyworks Solutions, Inc.*                                                                          266,838
      12,700   Sohu.com, Inc.*                                                                                    438,150
      85,200   Sycamore Networks, Inc.*                                                                           426,000
       9,200   Take-Two Interactive Software, Inc.*                                                               363,860
      21,300   Tekelec, Inc.*                                                                                     342,717
      22,750   THQ, Inc.*                                                                                         403,585
      67,700   TIBCO Software, Inc.*                                                                              435,988
      66,600   Trikon Technologies, Inc.*                                                                         409,523
      15,000   United Online, Inc.*                                                                               431,850
      14,300   Varian Semiconductor Equipment Associates, Inc.*                                                   691,405
      13,900   Varian, Inc.*                                                                                      497,759
      22,900   Verisity, Ltd.*                                                                                    286,021
      24,100   Verity, Inc.*                                                                                      338,605
      89,100   Vignette Corporation*                                                                              223,641
      27,100   WebEx Communications, Inc.*                                                                        598,639
      18,300   Websense, Inc.*                                                                                    428,220
      16,300   Zoran Corporation*                                                                                 271,558
      10,700   Zygo Corporation*                                                                                  161,142
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    52,075,868
=========================================================================================================================

Materials (0.9%)
-------------------------------------------------------------------------------------------------------------------------
       7,000   Cabot Corporation                                                                                  195,300
       5,800   Florida Rock Industries, Inc.                                                                      332,050
       8,100   Rayonier, Inc.                                                                                     340,605
      14,100   Silgan Holdings, Inc.*                                                                             450,918
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  1,318,873
=========================================================================================================================

Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      11,100   Piedmont Natural Gas Company, Inc.                                                                 441,003
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    441,003
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $118,265,945)                                                         144,973,559
=========================================================================================================================

   Principal
      Amount   Long-Term Fixed Income(d)                                Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
      $1,382   Timco Aviation Services, Inc., Payment-in-Kind Bond(e)             8.0%         1/2/2007                $1
-------------------------------------------------------------------------------------------------------------------------
Total Long-Term Fixed Income (cost $0)                                                                                  1
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (3.3%)                         Interest Rate(f)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Amsterdam Funding Corporation                                    1.050%        11/3/2003        $4,999,708
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 4,999,708
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $123,265,653)                                                         $149,973,268
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes investments purchased on a when-issued basis.

(c) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(d) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Lutheran Brotherhood Opportunity Growth Fund.

(e) Non-income producing and trading flat.

(f) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Mid Cap Growth Fund
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (95.2%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.1%)
-------------------------------------------------------------------------------------------------------------------------
      27,800   Nextel Communications, Inc.*                                                                      $672,760
      55,800   Nextel Partners, Inc.*                                                                             670,716
      13,000   United States Cellular Corporation*                                                                440,180
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,783,656
=========================================================================================================================

Consumer Discretionary (19.2%)
-------------------------------------------------------------------------------------------------------------------------
       5,100   99 CENTS Only Stores*                                                                              151,827
      34,500   Abercrombie & Fitch Company*                                                                       983,250
       4,600   Advance Auto Parts, Inc.*                                                                          359,812
       9,000   Amazon.com, Inc.*                                                                                  489,780
       6,600   Applebee's International, Inc.                                                                     247,566
       3,000   AutoZone, Inc.*                                                                                    288,300
      24,860   Bed Bath & Beyond, Inc.*                                                                         1,050,086
       8,850   Best Buy Company, Inc.*                                                                            516,044
      12,200   Brinker International, Inc.*                                                                       388,326
       6,200   CarMax, Inc.*                                                                                      195,362
      21,450   Cheesecake Factory, Inc.*                                                                          856,713
      23,900   Chico's FAS, Inc.*                                                                                 897,206
      34,400   Coach, Inc.                                                                                      1,220,168
      12,500   Cox Radio, Inc.*                                                                                   276,500
       6,600   D.R. Horton, Inc.                                                                                  262,680
      20,580   Dollar Tree Stores, Inc.*                                                                          785,744
       4,500   E.W. Scripps Company                                                                               418,095
       5,800   eBay, Inc.                                                                                         324,452
      15,200   EchoStar Communications Corporation*                                                               582,464
       6,800   Entercom Communications Corporation*                                                               311,508
      20,700   Family Dollar Stores, Inc.                                                                         902,727
      28,700   Gentex Corporation                                                                               1,120,735
       6,700   Getty Images, Inc.*                                                                                299,490
       8,900   GTECH Holdings Corporation                                                                         397,652
      29,600   Gymboree Corporation*                                                                              488,400
      14,140   Harley-Davidson, Inc.                                                                              670,377
       7,100   Harman International Industries, Inc.                                                              910,220
       4,700   Harrah's Entertainment, Inc.                                                                       204,450
      20,836   InterActiveCorp*                                                                                   764,890
      28,300   International Game Technology                                                                      926,825
      12,700   Lamar Advertising Company*                                                                         384,810
       6,700   Leapfrog Enterprises, Inc.*                                                                        231,619
       3,600   Lennar Corporation                                                                                 330,660
       6,200   Linens 'n Things, Inc.*                                                                            183,024
      13,300   Mandalay Resort Group                                                                              522,025
      12,500   Mattel, Inc.                                                                                       242,000
      17,000   May Department Stores Company                                                                      475,320
       7,500   Michaels Stores, Inc.                                                                              356,025
      12,200   O'Reilly Automotive, Inc.*                                                                         528,138
       6,200   Outback Steakhouse, Inc.                                                                           260,400
      13,200   Overstock.com, Inc.*                                                                               195,360
       9,900   Pacific Sunwear of California, Inc.                                                                228,591
      15,300   PETsMART, Inc.                                                                                     391,833
       4,400   Pixar, Inc.*                                                                                       302,764
      17,300   Radio One, Inc.*                                                                                   275,070
       8,500   Rent-A-Center, Inc.                                                                                265,710
       6,700   Ross Stores, Inc.                                                                                  335,067
      10,700   Royal Caribbean Cruises, Ltd.                                                                      317,897
      23,300   Sonic Corporation*                                                                                 647,973
      39,000   Staples, Inc.*                                                                                   1,045,980
      16,600   Starbucks Corporation*                                                                             524,560
       6,600   Starwood Hotels & Resorts Worldwide, Inc.                                                          222,618
      10,500   Superior Industries International, Inc.                                                            446,250
      15,400   Talbots, Inc.                                                                                      506,198
       6,700   Tiffany & Company                                                                                  317,915
      11,700   TJX Companies, Inc.                                                                                245,583
      31,235   Univision Communications, Inc.*                                                                  1,060,428
       7,900   Weight Watchers International, Inc.*                                                               291,510
       5,300   Wendy's International, Inc.                                                                        196,365
      16,600   Westwood One, Inc.*                                                                                496,838
      30,400   Williams-Sonoma, Inc.*                                                                           1,074,032
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                    30,194,212
=========================================================================================================================

Consumer Staples (0.7%)
-------------------------------------------------------------------------------------------------------------------------
      11,400   Dean Foods Company                                                                                 344,850
      10,200   Performance Food Group Company*                                                                    379,950
       5,350   Whole Foods Market, Inc.*                                                                          316,934
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           1,041,734
=========================================================================================================================

Energy (5.0%)
-------------------------------------------------------------------------------------------------------------------------
      11,510   Apache Corporation                                                                                 802,477
      20,620   BJ Services Company*                                                                               676,542
       4,700   Cooper Cameron Corporation*                                                                        201,254
      13,786   Devon Energy Corporation                                                                           668,621
      10,100   ENSCO International, Inc.                                                                          266,135
      16,200   EOG Resources, Inc.                                                                                682,668
      23,400   Halliburton Company                                                                                558,792
       4,400   Murphy Oil Corporation                                                                             259,512
      11,400   Nabors Industries, Ltd.*                                                                           430,920
       8,800   National-Oilwell, Inc.*                                                                            167,816
      14,200   Newfield Exploration Company*                                                                      564,166
      11,900   Noble Corporation*                                                                                 408,527
      14,600   Patterson-UTI Energy, Inc.*                                                                        417,414
       8,200   Pioneer Natural Resources Company*                                                                 216,890
       4,200   Pogo Producing Company                                                                             175,602
      12,200   Pride International, Inc.*                                                                         199,836
      15,020   Smith International, Inc.*                                                                         559,195
       7,100   Weatherford International, Ltd.*                                                                   246,725
      18,066   XTO Energy, Inc.                                                                                   427,622
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     7,930,714
=========================================================================================================================

Financials (9.0%)
-------------------------------------------------------------------------------------------------------------------------
      13,900   A.G. Edwards, Inc.                                                                                 562,950
       9,900   Affiliated Managers Group, Inc.*                                                                   717,750
       6,150   Ambac Financial Group, Inc.                                                                        435,051
      23,000   Arthur J. Gallagher & Company                                                                      671,370
      13,300   Bank of Hawaii Corporation                                                                         524,020
       7,770   Charter One Financial, Inc.                                                                        248,329
      13,650   Doral Financial Corporation                                                                        689,325
      23,400   E*TRADE Group, Inc.*                                                                               241,020
      12,500   East West Bancorp, Inc.                                                                            613,625
      17,300   Eaton Vance Corporation                                                                            603,424
       2,900   Everest Re Group, Ltd.                                                                             240,555
      12,300   First Tennessee National Corporation                                                               557,928
       7,400   HCC Insurance Holdings, Inc.                                                                       215,636
      27,800   Investment Technology Group, Inc.*                                                                 552,108
      29,600   Investors Financial Services Corporation                                                         1,045,768
      33,300   Knight Trading Group, Inc.*                                                                        460,872
       8,400   Legg Mason, Inc.                                                                                   699,300
       8,700   Moody's Corporation                                                                                503,121
      13,733   New York Community Bancorp, Inc.                                                                   497,135
       4,900   PartnerRe, Ltd.                                                                                    265,923
      20,100   Providian Financial Corporation*                                                                   223,311
      16,100   Radian Group, Inc.                                                                                 851,690
       5,300   RenaissanceRe Holdings, Ltd.                                                                       238,394
       5,200   SEI Investments Company                                                                            151,424
      11,100   SWS Group, Inc.                                                                                    240,870
       5,600   T. Rowe Price Group, Inc.                                                                          230,440
      15,500   TCF Financial Corporation                                                                          808,790
      13,150   Union Planters Corporation                                                                         437,500
       6,450   W.R. Berkley Corporation                                                                           221,170
      10,300   Willis Group Holdings, Ltd.                                                                        342,990
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                14,091,789
=========================================================================================================================

Health Care (18.7%)
-------------------------------------------------------------------------------------------------------------------------
      16,100   AdvancePCS, Inc.*                                                                                  828,667
       4,600   Aetna, Inc.                                                                                        264,086
       7,200   Allergan, Inc.                                                                                     544,464
       9,500   AmerisourceBergen Corporation                                                                      539,315
       9,703   Anthem, Inc.*                                                                                      663,976
      18,300   Applera Corporation (Celera Genomics Group)*                                                       244,671
       3,600   Applied Biosystems Group                                                                            83,088
      12,300   Barr Laboratories, Inc.                                                                            944,271
       4,800   Biogen, Inc.*                                                                                      194,256
      30,557   Biomet, Inc.                                                                                     1,095,774
      16,600   Biovail Corporation*                                                                               399,230
       4,500   Boston Scientific Corporation*                                                                     304,740
       3,500   C.R. Bard, Inc.                                                                                    280,175
      50,800   Caremark Rx, Inc.*                                                                               1,272,540
      12,000   Celgene Corporation*                                                                               500,280
       4,200   Cephalon, Inc.*                                                                                    197,232
      15,400   Cerner Corporation*                                                                                652,498
       6,700   Charles River Laboratories International, Inc.*                                                    216,008
      10,500   Chiron Corporation*                                                                                573,615
      11,300   Community Health Systems, Inc.*                                                                    271,426
       9,500   Coventry Health Care, Inc.*                                                                        520,125
      14,900   Cytyc Corporation*                                                                                 192,657
      17,800   Dentsply International, Inc.                                                                       786,582
       8,800   Express Scripts, Inc.*                                                                             483,296
      10,100   First Health Group Corporation*                                                                    246,541
      18,300   Fisher Scientific International, Inc.*                                                             736,575
       7,980   Forest Laboratories, Inc.                                                                          399,080
       9,500   Genzyme Corporation*                                                                               436,050
      22,600   Gilead Sciences, Inc.*                                                                           1,233,508
      14,900   Hanger Orthopedic Group, Inc.*                                                                     254,045
      20,250   Health Management Associates, Inc.                                                                 448,538
       4,500   Henry Schein, Inc.*                                                                                279,225
      35,000   Human Genome Sciences, Inc.*                                                                       486,850
      16,450   IDEC Pharmaceuticals Corporation*                                                                  577,888
       5,100   Invitrogen Corporation*                                                                            324,309
      21,800   Laboratory Corporation of America Holdings*                                                        772,810
      13,800   Lincare Holdings, Inc.*                                                                            537,372
      21,700   Manor Care, Inc.                                                                                   722,176
      10,300   Medicis Pharmaceutical Corporation                                                                 652,505
      22,300   MedImmune, Inc.*                                                                                   594,518
       5,700   Mid Atlantic Medical Services, Inc.*                                                               332,880
      14,400   Millennium Pharmaceuticals, Inc.*                                                                  229,248
      36,000   Mylan Laboratories, Inc.                                                                           869,400
       4,100   Neurocrine Biosciences, Inc.*                                                                      192,003
      27,100   Omnicare, Inc.                                                                                   1,039,014
       4,300   Patterson Dental Company*                                                                          275,114
       8,200   Pharmaceutical Product Development, Inc.*                                                          246,574
      36,200   Protein Design Labs, Inc.*                                                                         487,976
       3,900   Quest Diagnostics, Inc.*                                                                           263,835
       4,500   ResMed, Inc.*                                                                                      187,965
      14,100   St. Jude Medical, Inc.*                                                                            820,056
       4,100   Stryker Corporation                                                                                332,551
       7,600   TECHNE Corporation*                                                                                264,708
      12,200   Teva Pharmaceutical Industries, Ltd.                                                               694,058
      12,400   Varian Medical Systems, Inc.*                                                                      792,856
       5,800   Watson Pharmaceuticals, Inc.*                                                                      227,766
       7,000   WellPoint Health Networks, Inc.*                                                                   622,300
      11,500   Zimmer Holdings, Inc.*                                                                             733,815
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                               29,367,081
=========================================================================================================================

Industrials (8.7%)
-------------------------------------------------------------------------------------------------------------------------
       7,350   Alliant Techsystems, Inc.*                                                                         380,436
      10,900   American Power Conversion Corporation                                                              220,507
       8,800   American Standard Companies, Inc.*                                                                 842,160
      12,100   Apollo Group, Inc.*                                                                                768,713
       8,700   Aramark Corporation*                                                                               232,464
      21,600   C.H. Robinson Worldwide, Inc.                                                                      846,288
      14,600   Career Education Corporation                                                                       781,830
      10,200   ChoicePoint, Inc.*                                                                                 357,408
       5,400   Cintas Corporation                                                                                 230,364
       6,500   Corinthian Colleges, Inc.*                                                                         402,480
      13,500   Corporate Executive Board Company*                                                                 688,635
       7,100   Danaher Corporation                                                                                588,235
      10,300   DeVry, Inc.*                                                                                       249,981
       4,800   Education Management Corporation*                                                                  303,264
      26,900   EGL, Inc.*                                                                                         438,739
      18,520   Expeditors International of Washington, Inc.                                                       695,241
      20,800   Fastenal Company                                                                                   924,976
      13,300   Fluor Corporation                                                                                  493,164
       2,900   ITT Industries, Inc.                                                                               197,171
       7,800   J.B. Hunt Transport Services, Inc.                                                                 197,964
       8,400   Jacobs Engineering Group, Inc.*                                                                    389,088
      17,300   L-3 Communications Holdings, Inc.*                                                                 808,602
      16,800   Manpower, Inc.                                                                                     779,520
      19,200   Pall Corporation                                                                                   449,280
      18,300   Robert Half International, Inc.*                                                                   432,063
       6,400   SPX Corporation*                                                                                   307,968
       8,000   Stericycle, Inc.*                                                                                  369,440
       9,300   Swift Transportation Company, Inc.*                                                                208,599
       3,600   W.W. Grainger, Inc.                                                                                164,808
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               13,749,388
=========================================================================================================================

Information Technology (30.4%)
-------------------------------------------------------------------------------------------------------------------------
      68,900   3Com Corporation*                                                                                  496,080
     206,000   ADC Telecommunications, Inc.*                                                                      525,300
      22,900   Adobe Systems, Inc.                                                                              1,003,936
       3,300   ADTRAN, Inc.                                                                                       224,499
       8,700   Advanced Fibre Communication, Inc.*                                                                209,409
      18,200   Affiliated Computer Services, Inc.*                                                                890,526
      18,800   Altera Corporation*                                                                                380,324
      31,900   Amdocs, Ltd.*                                                                                      684,574
       7,500   Analog Devices, Inc.*                                                                              332,475
      68,000   Ariba, Inc.*                                                                                       221,000
      89,000   Arris Group, Inc.*                                                                                 534,000
      25,900   Asyst Technologies, Inc.*                                                                          483,035
      38,800   BEA Systems, Inc.*                                                                                 539,320
      25,200   BISYS Group, Inc.*                                                                                 360,360
      15,800   Broadcom Corporation*                                                                              504,810
      86,800   Brocade Communications Systems, Inc.*                                                              568,540
      21,600   Business Objects SA ADR*                                                                           709,776
      11,600   CACI International, Inc.*                                                                          574,548
      36,600   Cadence Design Systems, Inc.*                                                                      563,274
       9,800   CDW Corporation                                                                                    588,490
      31,200   Check Point Software Technologies, Ltd.*                                                           530,088
       7,400   CheckFree Corporation*                                                                             203,722
      72,800   CIENA Corporation*                                                                                 466,648
      11,400   Citrix Systems, Inc.*                                                                              288,192
      17,338   Cognizant Technology Solutions Corporation                                                         786,972
       8,400   Cognos, Inc.*                                                                                      289,548
      20,300   Concord EFS, Inc.*                                                                                 217,007
      22,100   Corning, Inc.*                                                                                     242,658
       4,800   Cymer, Inc.*                                                                                       219,168
      13,400   Cypress Semiconductor Corporation*                                                                 287,564
      18,500   DST Systems, Inc.*                                                                                 699,670
      18,400   DuPont Photomasks, Inc.*                                                                           426,512
      10,200   Electronic Arts, Inc.*                                                                           1,010,208
       9,000   Emulex Corporation*                                                                                254,880
       4,000   Fair Isaac Corporation                                                                             255,120
      15,950   Fiserv, Inc.*                                                                                      563,354
      21,400   Flextronics International, Ltd.*                                                                   299,600
       8,300   Foundry Networks, Inc.*                                                                            193,058
       6,300   Global Payments, Inc.                                                                              262,395
      62,300   Harmonic, Inc.*                                                                                    483,448
      46,300   Informatica Corporation*                                                                           504,670
      28,500   Integrated Circuit Systems, Inc.*                                                                  956,745
       6,900   International Rectifier Corporation*                                                               329,337
      21,600   Intersil Corporation                                                                               557,064
      10,400   Intuit, Inc.*                                                                                      519,792
       6,800   Iron Mountain, Inc.*                                                                               260,032
      37,200   Jabil Circuit, Inc.*                                                                             1,036,020
     144,400   JDS Uniphase Corporation*                                                                          512,620
      25,800   Juniper Networks, Inc.*                                                                            464,142
      13,180   KLA-Tencor Corporation*                                                                            755,609
      34,400   Lam Research Corporation*                                                                          988,656
       6,400   Lexmark International, Inc.*                                                                       471,104
       9,200   Linear Technology Corporation                                                                      392,012
     153,800   Lucent Technologies, Inc.*                                                                         492,160
       7,600   Macromedia, Inc.*                                                                                  145,236
      14,900   Marvell Technology Group, Ltd.*                                                                    653,663
      16,160   Maxim Integrated Products, Inc.                                                                    803,314
      31,400   McDATA Corporation*                                                                                320,908
      18,000   Mercury Interactive Corporation*                                                                   835,920
      33,000   Micrel, Inc.*                                                                                      544,500
      33,810   Microchip Technology, Inc.                                                                       1,105,925
      14,100   National Instruments Corporation                                                                   600,378
      11,800   National Semiconductor Corporation*                                                                479,434
      10,300   NetScreen Technologies, Inc.*                                                                      274,186
      53,100   Network Appliance, Inc.*                                                                         1,310,510
      13,900   Network Associates, Inc.*                                                                          193,627
      20,430   Novellus Systems, Inc.*                                                                            843,555
      29,200   Packeteer, Inc.*                                                                                   510,416
      19,900   Paychex, Inc.                                                                                      774,508
       9,900   PeopleSoft, Inc.*                                                                                  205,524
      10,800   QLogic Corporation*                                                                                605,340
      32,400   RealNetworks, Inc.*                                                                                215,460
      22,100   Red Hat, Inc.*                                                                                     332,384
      46,200   RF Micro Devices, Inc.*                                                                            541,002
       4,700   SanDisk Corporation*                                                                               378,820
      60,200   Siebel Systems, Inc.*                                                                              757,918
       8,500   Storage Technology Corporation*                                                                    204,850
      23,260   SunGard Data Systems, Inc.*                                                                        652,443
      50,000   Superconductor Technologies*                                                                       254,500
      13,500   Symantec Corporation*                                                                              899,775
      12,000   Synopsys, Inc.                                                                                     380,640
      14,900   Take-Two Interactive Software, Inc.*                                                               589,295
      21,500   Tektronix, Inc.                                                                                    551,905
      10,400   Teradyne, Inc.*                                                                                    236,912
      18,400   UTStarcom, Inc.*                                                                                   579,600
      15,300   Varian Semiconductor Equipment Associates, Inc.*                                                   739,755
      15,500   VeriSign, Inc.*                                                                                    245,985
      21,300   VERITAS Software Corporation*                                                                      769,995
      92,900   Vignette Corporation*                                                                              233,179
      13,800   Vishay Intertechnology, Inc.*                                                                      258,750
       6,800   Waters Corporation*                                                                                213,724
      49,500   webMethods, Inc.*                                                                                  429,660
      14,040   Xilinx, Inc.*                                                                                      445,068
      17,500   Yahoo!, Inc.*                                                                                      764,750
       3,900   Zebra Technologies Corporation                                                                     222,105
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    47,719,470
=========================================================================================================================

Materials (1.9%)
-------------------------------------------------------------------------------------------------------------------------
      20,600   Arch Coal, Inc.                                                                                    504,700
      12,200   Cytec Industries, Inc.*                                                                            425,902
      20,800   Ecolab, Inc.                                                                                       559,312
      11,800   Packaging Corporation of America*                                                                  232,460
      10,100   Pactiv Corporation*                                                                                222,705
       8,200   Phelps Dodge Corporation*                                                                          506,268
       7,300   Praxair, Inc.                                                                                      507,934
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,959,281
=========================================================================================================================

Utilities (0.5%)
-------------------------------------------------------------------------------------------------------------------------
      11,700   Equitable Resources, Inc.                                                                          482,040
       5,000   Kinder Morgan, Inc.                                                                                267,750
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                    749,790
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $123,365,379)                                                         149,587,115
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.8%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $7,500,000   Amsterdam Funding Corporation                                    1.050%        11/3/2003        $7,499,562
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 7,499,562
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $130,864,941)                                                         $157,086,677
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood World Growth Fund
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (99.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Australia (1.3%)
-------------------------------------------------------------------------------------------------------------------------
      35,363   BHP Billiton, Ltd.(b)                                                                             $291,250
      31,000   Coles Myer, Ltd.(b)                                                                                171,157
      69,890   News Corporation, Ltd.(b)                                                                          516,615
-------------------------------------------------------------------------------------------------------------------------
               Total Australia                                                                                    979,022
=========================================================================================================================

Belgium (0.8%)
-------------------------------------------------------------------------------------------------------------------------
      21,530   Dexia SA(b)                                                                                        339,281
       4,470   Fortis(b)                                                                                           79,753
       7,100   Fortis (Amsterdam Exchange)(b)                                                                     125,978
       2,684   UCB SA                                                                                              84,651
-------------------------------------------------------------------------------------------------------------------------
               Total Belgium                                                                                      629,663
=========================================================================================================================

Brazil (0.6%)
-------------------------------------------------------------------------------------------------------------------------
       3,594   Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR                                        72,347
      20,090   Petroleo Brasileiro SA -- Petrobras ADR                                                            437,158
-------------------------------------------------------------------------------------------------------------------------
               Total Brazil                                                                                       509,505
=========================================================================================================================

Canada (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       2,990   Alcan, Inc.                                                                                        119,328
       2,240   Royal Bank of Canada                                                                               107,887
-------------------------------------------------------------------------------------------------------------------------
               Total Canada                                                                                       227,215
=========================================================================================================================

Denmark (0.6%)
-------------------------------------------------------------------------------------------------------------------------
      12,672   Novo Nordisk A/S                                                                                   455,792
-------------------------------------------------------------------------------------------------------------------------
               Total Denmark                                                                                      455,792
=========================================================================================================================

Finland (1.4%)
-------------------------------------------------------------------------------------------------------------------------
      66,384   Nokia Oyj(b)                                                                                     1,125,595
-------------------------------------------------------------------------------------------------------------------------
               Total Finland                                                                                    1,125,595
=========================================================================================================================

France (14.9%)
-------------------------------------------------------------------------------------------------------------------------
      12,941   Aventis SA(b)                                                                                      684,752
      26,156   Axa(b)                                                                                             495,796
      25,514   Banque Nationale de Paris(b)                                                                     1,340,416
      10,744   Compagnie de Saint-Gobain(b)                                                                       451,992
      21,448   Credit Agricole SA                                                                                 455,547
      28,900   France Telecom SA(b)*                                                                              697,958
         850   Groupe Danone                                                                                      128,261
       3,373   Hermes International(b)                                                                            581,761
       5,831   L'Oreal SA                                                                                         431,123
       1,042   LAFARGE SA(b)                                                                                       74,678
       8,819   LVMH Moet Hennessy Louis Vuitton SA(b)                                                             610,679
       1,672   Pinault-Printemps-Redoute SA(b)                                                                    170,352
       1,955   Renault SA(b)                                                                                      129,233
      16,033   Sanofi-Synthelabo SA(b)                                                                            993,446
       8,850   Schneider Electric SA                                                                              518,016
       2,669   Societe Generale(b)                                                                                198,203
      23,023   Societe Television Francaise 1(b)                                                                  690,476
      15,578   Sodexho Alliance SA(b)                                                                             408,429
      10,600   Thomson Multimedia SA(b)                                                                           224,388
      14,510   Total SA(b)                                                                                      2,260,208
       7,206   Vivendi Universal SA(b)                                                                            151,365
-------------------------------------------------------------------------------------------------------------------------
               Total France                                                                                    11,697,079
=========================================================================================================================

Germany (2.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,304   Allianz AG                                                                                         247,006
       4,368   Bayer AG(b)                                                                                        105,281
       7,156   Bayerische Hypo-Und Vereinsbank AG*                                                                157,645
       6,724   Celesia AG                                                                                         281,404
       6,913   Deutsche Bank AG                                                                                   455,991
       3,189   E.ON AG                                                                                            161,192
       1,789   Hypo Real Estate Holding AG                                                                         31,196
       2,727   Rhoen-Klinikum AG                                                                                  137,903
       1,550   SAP AG(b)                                                                                          225,097
       2,380   Siemens AG(b)                                                                                      160,682
-------------------------------------------------------------------------------------------------------------------------
               Total Germany                                                                                    1,963,397
=========================================================================================================================

Hong Kong (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     120,000   BOC Hong Kong (Holdings), Ltd.                                                                     207,837
      30,000   Cheung Kong Holdings, Ltd.(b)                                                                      251,150
     133,500   China Mobile (Hong Kong), Ltd.(b)                                                                  378,734
     120,000   Hong Kong & China Gas Company, Ltd.(b)                                                             166,471
      34,000   Hutchison Whampoa, Ltd.(b)                                                                         264,810
      42,000   Sun Hung Kai Properties, Ltd.(b)                                                                   357,075
-------------------------------------------------------------------------------------------------------------------------
               Total Hong Kong                                                                                  1,626,077
=========================================================================================================================

Israel (0.1%)
-------------------------------------------------------------------------------------------------------------------------
       5,035   Check Point Software Technologies, Ltd.*                                                            85,545
-------------------------------------------------------------------------------------------------------------------------
               Total Israel                                                                                        85,545
=========================================================================================================================

Italy (5.1%)
-------------------------------------------------------------------------------------------------------------------------
      44,470   Alleanza Assicurazioni SPA(b)                                                                      445,088
      48,702   Banca Intesa SPA(b)                                                                                164,093
      11,100   Banco Popolare di Verona e Novara Scrl(b)                                                          171,465
      57,889   Eni SPA                                                                                            919,279
      16,298   Mediaset SPA(b)                                                                                    164,973
      23,505   Mediolanum SPA(b)                                                                                  163,988
      98,626   Telecom Italia Mobile SPA                                                                          455,179
     128,634   Telecom Italia SPA*                                                                                335,716
     159,405   Telecom Italia RNC                                                                                 276,485
     188,833   UniCredito Italiano SPA(b)                                                                         930,972
-------------------------------------------------------------------------------------------------------------------------
               Total Italy                                                                                      4,027,238
=========================================================================================================================

Japan (20.0%)
-------------------------------------------------------------------------------------------------------------------------
      10,000   Canon, Inc.(b)                                                                                     488,595
      13,300   Credit Saison Company, Ltd.(b)                                                                     278,755
      14,000   Dai Nippon Printing Company, Ltd.(b)                                                               216,689
       9,400   Daito Trust Construction Company, Ltd.(b)                                                          290,054
      30,000   Daiwa House Industry Company, Ltd.                                                                 323,646
      63,000   Daiwa Securities Group, Inc.(b)                                                                    465,230
      12,800   Denso Corporation(b)                                                                               242,896
       3,000   Fanuc, Ltd.(b)                                                                                     181,270
          42   Fuji Television Network, Inc.(b)                                                                   224,702
      13,700   Fujisawa Pharmaceutical Company, Ltd.                                                              282,885
       2,200   Funai Electric Company, Ltd.(b)                                                                    293,511
      12,100   Honda Motor Company(b)                                                                             482,816
       2,000   Hoya Corporation(b)                                                                                180,932
         208   Japan Telecom Holdings Company(b)                                                                  622,040
       1,000   Keyence Corporation(b)                                                                             220,719
      23,000   Kirin Brewery Company, Ltd.                                                                        183,900
       2,300   Kyocera Corporation(b)                                                                             140,711
      20,400   MARUI Company, Ltd.(b)                                                                             259,553
      28,000   Mitsubishi Corporation(b)                                                                          291,113
      40,000   Mitsubishi Estate Company, Ltd.(b)                                                                 384,629
      43,000   Mitsubishi Heavy Industries, Ltd.(b)                                                               118,031
      77,000   Mitsui Fudosan Company, Ltd.(b)*                                                                   718,174
      44,000   Mitsui Trust Holdings, Inc.(b)                                                                     235,351
          55   Nippon Telegraph & Telephone Corporation(b)                                                        246,948
      17,500   Nissan Motor Company, Ltd.(b)                                                                      197,227
      59,000   Nomura Holdings, Inc.(b)                                                                         1,009,788
         302   NTT DoCoMo, Inc.(b)                                                                                656,258
      34,000   OJI Paper Company, Ltd.(b)                                                                         181,089
      32,000   Oki Electric Industry Company, Ltd.(b)*                                                            142,430
       1,400   ORIX Corporation(b)                                                                                118,952
       3,900   Rohm Company, Ltd.(b)                                                                              527,431
      21,500   Secom Company, Ltd.(b)                                                                             842,403
      27,000   Sekisui House, Ltd.(b)                                                                             264,692
      20,100   Seven-Eleven Japan Company, Ltd.(b)                                                                637,584
       5,350   Shin-Etsu Chemical Company, Ltd.(b)                                                                199,676
       5,000   Shiseido Company, Ltd.(b)                                                                           52,498
       2,100   SMC Corporation(b)                                                                                 253,141
       5,600   Sony Corporation(b)                                                                                197,062
      14,000   Sumitomo Corporation(b)                                                                             97,635
     223,000   Sumitomo Metal Industries                                                                          206,904
         105   Sumitomo Mitsui Financial Group, Inc.(b)                                                           531,873
      20,000   Suzuki Motor Corporation(b)                                                                        289,884
       3,200   Takeda Chemical Industries, Ltd.(b)                                                                113,432
      58,000   Teijin, Ltd.(b)                                                                                    172,529
       2,000   Toyoda Gosei Company, Ltd.                                                                          59,126
      12,900   Toyota Motor Corporation(b)                                                                        371,338
         131   UFJ Holdings, Inc.(b)*                                                                             562,836
       1,000   Uniden Corporation                                                                                  19,011
      15,000   Yamanouchi Pharmaceutical Company, Ltd.(b)                                                         378,133
      16,000   Yamato Transport Company, Ltd.(b)                                                                  212,783
-------------------------------------------------------------------------------------------------------------------------
               Total Japan                                                                                     15,668,865
=========================================================================================================================
Luxembourg(c)
       3,490   SES Global                                                                                          31,078
-------------------------------------------------------------------------------------------------------------------------
               Total Luxembourg                                                                                    31,078
=========================================================================================================================

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------------------
      60,000   Narra Industries Bhd                                                                                74,526
-------------------------------------------------------------------------------------------------------------------------
               Total Malaysia                                                                                      74,526
=========================================================================================================================

Mexico (1.5%)
-------------------------------------------------------------------------------------------------------------------------
      13,800   America Movil SA de CV ADR                                                                         328,440
      67,500   Fomento Economico Mexicano SA de CV                                                                239,786
     377,000   Grupo Financiero BBVA Bancomer SA de CV*                                                           319,988
     100,911   Wal-Mart de Mexico SA de CV                                                                        281,398
-------------------------------------------------------------------------------------------------------------------------
               Total Mexico                                                                                     1,169,612
=========================================================================================================================

Netherlands (5.0%)
-------------------------------------------------------------------------------------------------------------------------
       1,328   Akzo Nobel NV(b)                                                                                    42,118
      26,800   ASM Holding NV(b)*                                                                                 469,062
      38,360   ING Groep NV(b)                                                                                    798,661
      54,300   Koninklijke (Royal) KPN NV(b)                                                                      411,946
      14,600   Koninklijke (Royal) KPN NV (Amsterdam Exchange)                                                    110,763
      27,897   Koninklijke (Royal) Philips Electronics NV(b)                                                      752,489
      16,234   Koninklijke Numico NV                                                                              366,312
      23,590   Reed Elsevier NV(b)                                                                                262,959
       5,510   Royal Dutch Petroleum Company(b)                                                                   244,456
       9,521   VNU NV                                                                                             289,991
      14,664   Wolters Kluwer NV                                                                                  206,101
-------------------------------------------------------------------------------------------------------------------------
               Total Netherlands                                                                                3,954,858
=========================================================================================================================

Norway (0.3%)
-------------------------------------------------------------------------------------------------------------------------
      12,000   Orkla ASA(b)                                                                                       251,202
-------------------------------------------------------------------------------------------------------------------------
               Total Norway                                                                                       251,202
=========================================================================================================================

Russia (0.7%)
-------------------------------------------------------------------------------------------------------------------------
       2,680   LUKOIL ADR                                                                                         216,544
       2,300   Oao Gazprom ADR                                                                                     55,200
       6,728   YUKOS Oil Company ADR                                                                              304,106
-------------------------------------------------------------------------------------------------------------------------
               Total Russia                                                                                       575,850
=========================================================================================================================

Singapore (1.0%)
-------------------------------------------------------------------------------------------------------------------------
     208,000   MobileOne (Asia), Ltd.                                                                             162,491
      81,472   United Overseas Bank, Ltd.(b)                                                                      636,024
-------------------------------------------------------------------------------------------------------------------------
               Total Singapore                                                                                    798,515
=========================================================================================================================

South Korea (2.0%)
-------------------------------------------------------------------------------------------------------------------------
       6,295   Posco ADR                                                                                          182,429
       2,330   Samsung Electronics Company, Ltd.(b)                                                               928,833
       1,810   SK Telecom Company, Ltd.(b)                                                                        320,485
       4,900   SK Telecom Company, Ltd. ADR                                                                        96,040
-------------------------------------------------------------------------------------------------------------------------
               Total South Korea                                                                                1,527,787
=========================================================================================================================

Spain (3.7%)
-------------------------------------------------------------------------------------------------------------------------
         109   Antena 3 Television*                                                                                 3,574
      54,777   Banco Bilbao Vizcaya Argentaria SA(b)                                                              629,623
      55,852   Banco Santander Central Hispano SA(b)                                                              535,639
      18,671   Endesa SA(b)                                                                                       296,769
      15,150   Gas Natural SDG SA                                                                                 291,129
      17,800   Industria de Diseno Textil SA                                                                      367,712
       9,351   Repsol YPF SA(b)                                                                                   162,827
      32,344   Telefonica SA(b)                                                                                   403,289
       5,450   Telefonica SA ADR                                                                                  203,830
-------------------------------------------------------------------------------------------------------------------------
               Total Spain                                                                                      2,894,392
=========================================================================================================================

Sweden (2.9%)
-------------------------------------------------------------------------------------------------------------------------
      12,440   Electrolux AB(b)                                                                                   255,771
      25,310   Hennes & Mauritz AB(b)                                                                             536,696
      38,635   Nordea AB(b)                                                                                       239,353
       2,440   Sandvik AB                                                                                          72,567
      79,289   Securitas AB                                                                                       975,765
      91,071   Telefonaktiebolaget LM Ericsson(b)                                                                 155,839
-------------------------------------------------------------------------------------------------------------------------
               Total Sweden                                                                                     2,235,991
=========================================================================================================================

Switzerland (6.5%)
-------------------------------------------------------------------------------------------------------------------------
      20,470   Adecco SA(b)                                                                                     1,205,552
      11,120   Credit Suisse Group(b)                                                                             392,091
       7,467   Nestle SA(b)                                                                                     1,640,271
       4,900   Roche Holding AG(b)                                                                                405,350
      11,863   STMicroelectronics(b)                                                                              315,841
      17,830   UBS AG(b)                                                                                        1,094,283
-------------------------------------------------------------------------------------------------------------------------
               Total Switzerland                                                                                5,053,388
=========================================================================================================================

Taiwan (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     109,890   Chinatrust Financial Holdings Company(b)                                                           114,910
      12,200   MediaTek Incorporation(b)                                                                          126,866
     169,796   Taiwan Semiconductor Manufacturing Company, Ltd.(b)                                                334,310
-------------------------------------------------------------------------------------------------------------------------
               Total Taiwan                                                                                       576,086
=========================================================================================================================

Thailand (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     129,000   Bangkok Bank Public Company, Ltd.*                                                                 278,080
-------------------------------------------------------------------------------------------------------------------------
               Total Thailand                                                                                     278,080
=========================================================================================================================

United Kingdom (25.1%)
-------------------------------------------------------------------------------------------------------------------------
      17,453   Abbey National plc(b)                                                                              166,554
      19,330   AstraZeneca plc(b)                                                                                 912,738
       9,512   Autonomy Corporation plc(b)*                                                                        40,661
      35,430   BG Group plc(b)                                                                                    162,041
      62,659   BP Amoco plc(b)                                                                                    436,795
      31,361   Cadbury Schweppes plc(b)                                                                           201,045
      20,500   Capita Group plc(b)                                                                                 86,101
       4,028   Carnival plc(b)                                                                                    139,069
      26,857   Celltech Group plc(b)*                                                                             209,465
      87,200   Centrica plc                                                                                       273,009
     208,850   Compass Group plc(b)                                                                             1,203,767
      43,046   Diageo plc(b)                                                                                      507,962
      24,000   DS Smith plc                                                                                        67,231
      66,990   Electrocomponents plc(b)                                                                           395,620
      28,370   Friends Provident plc(b)                                                                            66,195
       4,000   GKN plc(b)                                                                                          18,746
     133,047   GlaxoSmithKline plc(b)                                                                           2,863,936
      26,574   Granada plc(b)                                                                                      53,103
     146,742   Hays plc(b)                                                                                        304,167
      15,600   HSBC Holdings plc(b)                                                                               234,360
      28,158   Kesa Electricals plc                                                                               116,588
     204,391   Kingfisher plc(b)                                                                                  981,653
      12,000   Reckitt Benckiser plc(b)                                                                           251,821
     101,891   Reed Elsevier plc(b)                                                                               791,786
      47,802   Rio Tinto plc(b)                                                                                 1,165,077
      71,984   Royal Bank of Scotland Group plc(b)                                                              1,930,082
     134,468   Shell Transport & Trading Company plc(b)                                                           842,131
      15,700   Standard Chartered plc(b)                                                                          251,011
     183,950   Tesco plc                                                                                          737,454
      86,002   Tomkins plc(b)                                                                                     409,389
      64,747   Unilever plc(b)                                                                                    552,651
      15,488   United Busines Media plc(b)                                                                        121,812
   1,070,708   Vodafone Group plc(b)                                                                            2,250,794
      68,800   Woolworths Group plc                                                                                53,704
      86,650   WPP Group plc(b)                                                                                   826,594
-------------------------------------------------------------------------------------------------------------------------
               Total United Kingdom                                                                            19,625,112
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $80,106,268)                                                           78,041,470
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (0.4%)                         Interest Rate(d)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $280,000   Federal Agricultural Mortgage Corporation                        0.950%        11/3/2003          $279,985
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   279,985
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $80,386,253)                                                           $78,321,455
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) Security is fair valued as discussed in the notes to
    the financial statements.

(c) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Lutheran Brotherhood World Growth Fund.

(d) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Growth Fund
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (97.6%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (1.2%)
-------------------------------------------------------------------------------------------------------------------------
      11,350   AT&T Wireless Services, Inc.*                                                                      $82,288
       9,350   Nextel Communications, Inc.*                                                                       226,270
       6,500   Sprint Corporation (PCS Group)*                                                                     28,275
       2,450   Verizon Communications, Inc.                                                                        82,320
       4,900   Vodafone Group plc ADR                                                                             103,635
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                      522,788
=========================================================================================================================

Consumer Discretionary (16.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,650   Abercrombie & Fitch Company*                                                                        75,525
       3,550   Amazon.com, Inc.*                                                                                  193,191
         850   AutoZone, Inc.*                                                                                     81,685
       5,850   Bed Bath & Beyond, Inc.*                                                                           247,104
       4,900   Best Buy Company, Inc.*                                                                            285,719
         900   Centex Corporation                                                                                  87,750
       4,600   Clear Channel Communications, Inc.                                                                 187,772
      10,650   Comcast Corporation*                                                                               347,403
       4,750   Cox Communications, Inc.*                                                                          161,832
       6,600   eBay, Inc.                                                                                         369,204
       4,200   EchoStar Communications Corporation*                                                               160,944
       1,950   Fox Entertainment Group, Inc.*                                                                      54,015
       1,000   Gannett Company, Inc.                                                                               84,110
       5,100   Gap, Inc.                                                                                           97,308
       1,600   General Motors Corporation                                                                          68,272
       2,400   Harley-Davidson, Inc.                                                                              113,784
       1,750   Hollywood Entertainment Corporation*                                                                26,600
      15,400   Home Depot, Inc.                                                                                   570,878
       7,500   InterActiveCorp*                                                                                   275,325
       4,200   International Game Technology                                                                      137,550
         950   Johnson Controls, Inc.                                                                             102,154
       5,150   Kohl's Corporation*                                                                                288,760
         950   Lennar Corporation                                                                                  87,258
       9,866   Liberty Media Corporation*                                                                          99,548
       6,030   Lowe's Companies, Inc.                                                                             355,348
         950   Michaels Stores, Inc.                                                                               45,096
       1,700   NIKE, Inc.                                                                                         108,630
       2,650   Omnicom Group, Inc.                                                                                211,470
       6,750   Staples, Inc.*                                                                                     181,035
       3,850   Starbucks Corporation*                                                                             121,660
       6,700   Target Corporation                                                                                 266,258
      13,345   Time Warner, Inc.*                                                                                 204,045
       4,600   TJX Companies, Inc.                                                                                 96,554
       2,250   Tribune Company                                                                                    110,362
       4,450   Univision Communications, Inc.*                                                                    151,078
       9,943   Viacom, Inc.                                                                                       396,427
       9,000   Walt Disney Company                                                                                203,760
       1,750   Yum! Brands, Inc.*                                                                                  59,745
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     6,715,159
=========================================================================================================================

Consumer Staples (7.8%)
-------------------------------------------------------------------------------------------------------------------------
       3,100   Altria Group, Inc.                                                                                 144,150
       3,050   Anheuser-Busch Companies, Inc.                                                                     150,243
       5,650   Coca-Cola Company                                                                                  262,160
       3,700   Colgate-Palmolive Company                                                                          196,803
       2,100   Costco Wholesale Corporation*                                                                       74,277
       3,540   Gillette Company                                                                                   112,926
      10,650   PepsiCo, Inc.                                                                                      509,283
       5,300   Procter & Gamble Company                                                                           520,937
       2,900   SYSCO Corporation                                                                                   97,614
      15,550   Wal-Mart Stores, Inc.                                                                              916,672
       8,040   Walgreen Company                                                                                   279,953
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           3,265,018
=========================================================================================================================

Energy (2.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,392   Apache Corporation                                                                                 166,770
       3,650   Baker Hughes, Inc.                                                                                 103,149
       2,850   BJ Services Company*                                                                                93,508
       1,200   Burlington Resources, Inc.                                                                          58,368
       6,700   Chesapeake Energy Corporation                                                                       79,931
       2,900   ENSCO International, Inc.                                                                           76,415
       1,850   EOG Resources, Inc.                                                                                 77,959
       2,870   Exxon Mobil Corporation                                                                            104,985
       3,950   Halliburton Company                                                                                 94,326
       1,850   Nabors Industries, Ltd.*                                                                            69,930
       1,880   Schlumberger, Ltd.                                                                                  88,304
       4,750   Smith International, Inc.*                                                                         176,842
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     1,190,487
=========================================================================================================================

Financials (12.0%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   ACE, Ltd.                                                                                          100,800
       1,250   AFLAC, Inc.                                                                                         45,600
         800   Allstate Corporation                                                                                31,600
       5,550   American Express Company                                                                           260,462
       8,950   American International Group, Inc.                                                                 544,428
       2,050   Bank of America Corporation                                                                        155,246
       2,900   Bank of New York Company, Inc.                                                                      90,451
         850   Bear Stearns Companies, Inc.                                                                        64,812
       2,250   Capital One Financial Corporation                                                                  136,800
       7,850   Charles Schwab Corporation                                                                         106,446
      18,396   Citigroup, Inc.                                                                                    871,970
       4,550   Federal National Mortgage Corporation                                                              326,190
         500   FleetBoston Financial Corporation                                                                   20,195
       2,250   Friedman, Billings, Ramsey Group, Inc.                                                              44,820
       3,500   Goldman Sachs Group, Inc.                                                                          328,650
       3,245   J.P. Morgan Chase & Company                                                                        116,496
       2,380   Lehman Brothers Holdings, Inc.                                                                     171,360
       2,490   Marsh & McLennan Companies, Inc.                                                                   106,448
      10,655   MBNA Corporation                                                                                   263,711
       1,750   Mellon Financial Corporation                                                                        52,272
       4,050   Merrill Lynch & Company, Inc.                                                                      239,760
       4,250   Morgan Stanley and Company                                                                         233,198
       6,250   SLM Corporation                                                                                    244,750
       2,950   State Street Corporation                                                                           154,462
       2,550   Wachovia Corporation                                                                               116,968
       3,250   Wells Fargo & Company                                                                              183,040
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                 5,010,935
=========================================================================================================================

Health Care (17.8%)
-------------------------------------------------------------------------------------------------------------------------
       6,310   Abbott Laboratories                                                                                268,932
       1,850   AdvancePCS, Inc.*                                                                                   95,220
       1,600   Aetna, Inc.                                                                                         91,856
       1,350   Allergan, Inc.(b)                                                                                  102,087
      13,050   Amgen, Inc.*                                                                                       805,968
       1,050   Anthem, Inc.*                                                                                       71,852
         650   Barr Laboratories, Inc.                                                                             49,900
       1,600   Becton, Dickinson and Company                                                                       58,496
       1,400   Biomet, Inc.                                                                                        50,204
       5,050   Boston Scientific Corporation*                                                                     341,986
       2,465   Cardinal Health, Inc.                                                                              146,273
       1,450   Cephalon, Inc.*                                                                                     68,092
       1,250   Chiron Corporation*                                                                                 68,288
       4,650   Eli Lilly and Company                                                                              309,783
       4,700   Forest Laboratories, Inc.                                                                          235,047
       3,200   Genentech, Inc.*                                                                                   262,304
       2,250   Genzyme Corporation*                                                                               103,275
       3,100   Gilead Sciences, Inc.*                                                                             169,198
      12,708   Johnson & Johnson                                                                                  639,594
       1,550   MedImmune, Inc.*                                                                                    41,323
      11,550   Medtronic, Inc.                                                                                    526,334
       5,200   Merck & Company, Inc.                                                                              230,100
       2,175   Mylan Laboratories, Inc.                                                                            52,526
      39,290   Pfizer, Inc.                                                                                     1,241,564
       1,550   St. Jude Medical, Inc.*                                                                             90,148
       1,400   Stryker Corporation                                                                                113,554
       3,300   Teva Pharmaceutical Industries, Ltd.                                                               187,737
       7,150   UnitedHealth Group, Inc.                                                                           363,792
       1,750   WellPoint Health Networks, Inc.*                                                                   155,575
       7,650   Wyeth Corporation                                                                                  337,671
       2,400   Zimmer Holdings, Inc.*                                                                             153,144
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                7,431,823
=========================================================================================================================

Industrials (7.6%)
-------------------------------------------------------------------------------------------------------------------------
       5,150   3M Company                                                                                         406,180
       3,350   Allied Waste Industries, Inc.*                                                                      37,788
       1,700   Apollo Group, Inc.*                                                                                108,001
       1,800   Boeing Company                                                                                      69,282
       1,400   Career Education Corporation                                                                        74,970
       1,400   Caterpillar, Inc.                                                                                  102,592
       6,250   Cendant Corporation*                                                                               127,688
       2,600   Continental Airlines, Inc.*                                                                         49,660
         750   Corinthian Colleges, Inc.*                                                                          46,440
       1,250   Deere & Company                                                                                     75,775
       1,100   Dover Corporation                                                                                   42,922
       1,050   Emerson Electric Company                                                                            59,588
       1,550   FedEx Corporation                                                                                  117,428
      34,820   General Electric Company                                                                         1,010,128
         900   Illinois Tool Works, Inc.                                                                           66,195
         900   Ingersoll-Rand Company                                                                              54,360
       2,400   Lockheed Martin Corporation                                                                        111,264
       1,350   Monster Worldwide, Inc.*                                                                            34,384
         250   Northrop Grumman Corporation                                                                        22,350
       3,750   Northwest Airlines Corporation*                                                                     51,338
       1,350   Overnite Corporation(c)*                                                                            29,916
       5,850   Tyco International, Ltd.                                                                           122,148
       2,700   United Parcel Service, Inc.                                                                        195,804
       1,890   United Technologies Corporation                                                                    160,064
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                3,176,265
=========================================================================================================================

Information Technology (31.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,950   Accenture, Ltd.*                                                                                    69,030
      14,500   ADC Telecommunications, Inc.*                                                                       36,975
       2,150   Adobe Systems, Inc.(d)                                                                              94,256
       2,650   Advanced Micro Devices, Inc.*                                                                       40,280
       3,650   Alcatel SA ADR                                                                                      48,107
       3,300   Amdocs, Ltd.*                                                                                       70,818
       5,650   Analog Devices, Inc.*                                                                              250,464
       2,000   Apple Computer, Inc.*                                                                               45,780
      19,400   Applied Materials, Inc.*                                                                           453,378
       4,300   ASML Holding NV ADR*                                                                                75,465
       5,850   BEA Systems, Inc.*                                                                                  81,315
       4,550   BMC Software, Inc.*                                                                                 79,079
       2,350   Broadcom Corporation*                                                                               75,082
       8,900   Brocade Communications Systems, Inc.*                                                               58,295
       3,400   Check Point Software Technologies, Ltd.*                                                            57,766
      57,000   Cisco Systems, Inc.*                                                                             1,195,860
       1,200   Cognos, Inc.*                                                                                       41,364
       1,400   Computer Associates International, Inc.                                                             32,928
       1,600   Computer Sciences Corporation*                                                                      63,392
       3,500   Cypress Semiconductor Corporation*                                                                  75,110
      23,100   Dell, Inc.*                                                                                        834,372
       1,850   Electronic Arts, Inc.*                                                                             183,224
       1,900   Electronics for Imaging, Inc.*                                                                      51,490
      27,830   EMC Corporation*                                                                                   385,167
       1,900   Emulex Corporation*                                                                                 53,808
      10,350   First Data Corporation                                                                             369,495
       2,450   Fiserv, Inc.*                                                                                       86,534
       5,200   Flextronics International, Ltd.*                                                                    72,800
       6,634   Hewlett-Packard Company                                                                            148,005
      40,300   Intel Corporation                                                                                1,331,919
       4,890   International Business Machines Corporation                                                        437,557
       1,200   Internet Security Systems, Inc.*                                                                    19,692
       1,300   Intuit, Inc.*                                                                                       64,974
       3,550   Jabil Circuit, Inc.*                                                                                98,868
       4,550   JDS Uniphase Corporation*                                                                           16,152
       1,400   KLA-Tencor Corporation*                                                                             80,262
       1,400   Lexmark International, Inc.*                                                                       103,054
       5,500   Linear Technology Corporation                                                                      234,355
      38,650   Lucent Technologies, Inc.*                                                                         123,680
       1,300   Marvell Technology Group, Ltd.*                                                                     57,031
       4,950   Maxim Integrated Products, Inc.                                                                    246,064
       2,650   Microchip Technology, Inc.                                                                          86,682
      56,550   Microsoft Corporation                                                                            1,478,782
       5,050   Motorola, Inc.                                                                                      68,326
      13,100   Nasdaq (100) Index Tracking Stock*                                                                 461,382
       2,840   Network Appliance, Inc.*                                                                            70,091
       2,450   Network Associates, Inc.*                                                                           34,128
      16,750   Nokia Corporation ADR                                                                              284,582
      22,350   Nortel Networks Corporation*                                                                        99,458
       3,050   Novellus Systems, Inc.*                                                                            125,934
      28,170   Oracle Corporation*                                                                                336,913
       4,550   Paychex, Inc.                                                                                      177,086
       5,550   PeopleSoft, Inc.*                                                                                  115,218
       5,700   QUALCOMM, Inc.                                                                                     270,750
       3,500   SAP AG                                                                                             127,890
       1,450   Semtech Corporation*                                                                                32,190
       8,800   Siebel Systems, Inc.*                                                                              110,792
       3,950   Skyworks Solutions, Inc.*                                                                           33,891
       1,000   Storage Technology Corporation*                                                                     24,100
       2,050   Symantec Corporation*                                                                              136,632
      10,578   Taiwan Semiconductor Manufacturing Company, Ltd. ADR*                                              116,993
       1,250   Tech Data Corporation*                                                                              41,150
      11,850   Texas Instruments, Inc.                                                                            342,702
       3,550   Unisys Corporation*                                                                                 54,528
       6,400   United Microelectronics Corporation ADR*                                                            33,600
       3,700   VeriSign, Inc.*                                                                                     58,719
       8,700   VERITAS Software Corporation*                                                                      314,505
       4,820   Xilinx, Inc.*                                                                                      152,794
       4,100   Yahoo!, Inc.*                                                                                      179,170
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                    13,312,235
=========================================================================================================================

Materials (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,500   Alcoa, Inc.                                                                                         47,355
       1,850   Peabody Energy Corporation                                                                          61,660
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                    109,015
=========================================================================================================================

Miscellaneous (0.3%)
-------------------------------------------------------------------------------------------------------------------------
       1,100   S&P 400 Mid-Cap Depository Receipts                                                                110,638
-------------------------------------------------------------------------------------------------------------------------
               Total Miscellaneous                                                                                110,638
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $38,955,064)                                                           40,844,363
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (2.4%)                         Interest Rate(e)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   Amsterdam Funding Corporation                                    1.050%        11/3/2003          $999,942
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                   999,942
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $39,955,006)                                                           $41,844,305
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) At October 31, 2003, 300 shares of Allergan, Inc.
    common stock valued at $22,686 were earmarked as
    collateral to cover call options written as follows:

                           Number of        Exercise     Expiration
Call Options               Contracts         Price           Date                Value
-------------------------------------------------------------------------------------------------------------------------
Allergan, Inc                   3             $75         11/22/2003              $555

(c) Denotes investments purchased on a when-issued basis.

(d) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(e) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Fund
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (92.0%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------
Communications Services (2.3%)
-------------------------------------------------------------------------------------------------------------------------
      91,100   AT&T Wireless Services, Inc.*                                                                     $660,475
      76,700   CenturyTel, Inc.                                                                                 2,742,025
     123,800   Nextel Communications, Inc.*                                                                     2,995,960
     257,832   SBC Communications, Inc.                                                                         6,182,811
     144,500   Sprint Corporation (PCS Group)*                                                                    628,575
     198,900   Verizon Communications, Inc.                                                                     6,683,040
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   19,892,886
=========================================================================================================================

Consumer Discretionary (17.4%)
-------------------------------------------------------------------------------------------------------------------------
      60,300   Clear Channel Communication, Inc.                                                                2,461,446
     891,300   Comcast Corporation*                                                                            29,074,206
     892,300   Cox Communications, Inc.*                                                                       30,400,661
      96,300   Family Dollar Stores, Inc.                                                                       4,199,643
      97,700   Gannett Company, Inc.                                                                            8,217,547
     398,700   Harley-Davidson, Inc.                                                                           18,902,367
     229,800   Home Depot, Inc.                                                                                 8,518,686
   1,006,200   Liberty Media Corporation*                                                                      10,152,558
      81,800   New York Times Company                                                                           3,887,954
      69,400   Starwood Hotels & Resorts Worldwide, Inc.                                                        2,340,862
     537,377   Tiffany & Company                                                                               25,498,539
      79,100   Tribune Company                                                                                  3,879,855
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                   147,534,324
=========================================================================================================================

Consumer Staples (11.4%)
-------------------------------------------------------------------------------------------------------------------------
     115,000   Alberto-Culver Company                                                                           7,291,000
     494,100   Altria Group, Inc.                                                                              22,975,650
      13,400   Corn Products International, Inc.                                                                  454,126
      66,850   Dean Foods Company                                                                               2,022,212
     184,600   General Mills, Inc.                                                                              8,279,310
     435,900   Wal-Mart Stores, Inc.                                                                           25,696,305
     865,400   Walgreen Company                                                                                30,133,228
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                          96,851,831
=========================================================================================================================

Energy (7.1%)
-------------------------------------------------------------------------------------------------------------------------
      37,820   Apache Corporation                                                                               2,636,810
     101,800   Baker Hughes, Inc.                                                                               2,876,868
      42,200   BJ Services Company*                                                                             1,384,582
      48,000   Burlington Resources, Inc.                                                                       2,334,720
      15,900   ChevronTexaco Corporation                                                                        1,181,370
      41,600   ConocoPhillips                                                                                   2,377,440
      70,300   ENSCO International, Inc.                                                                        1,852,405
     375,600   EOG Resources, Inc.                                                                             15,827,784
     547,346   Exxon Mobil Corporation                                                                         20,021,917
      44,000   Nabors Industries, Ltd.*                                                                         1,663,200
      55,400   Noble Corporation*                                                                               1,901,882
      62,300   Rowan Companies, Inc.*                                                                           1,492,085
      65,000   Schlumberger, Ltd.                                                                               3,053,050
      34,800   Smith International, Inc.*                                                                       1,295,604
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    59,899,717
=========================================================================================================================

Financials (19.6%)
-------------------------------------------------------------------------------------------------------------------------
     224,900   AFLAC, Inc.                                                                                      8,204,352
     356,900   American Express Company                                                                        16,749,317
     575,800   American International Group, Inc.                                                              35,025,918
     179,841   Bank of America Corporation                                                                     13,619,359
     422,200   Citigroup, Inc.                                                                                 20,012,280
     202,900   Federal National Mortgage Corporation                                                           14,545,901
     429,600   J.P. Morgan Chase & Company                                                                     15,422,640
      26,100   Marsh & McLennan Companies, Inc.                                                                 1,115,775
     426,600   MBNA Corporation                                                                                10,558,350
     214,550   Morgan Stanley and Company                                                                      11,772,358
     285,000   National City Corporation                                                                        9,308,100
      56,000   Northern Trust Corporation                                                                       2,601,200
     114,700   State Street Corporation                                                                         6,005,692
      18,308   Travelers Property Casualty Company, Clasa A                                                       298,420
      37,403   Travelers Property Casualty Company, Class B                                                       612,287
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               165,851,949
=========================================================================================================================

Health Care (12.4%)
-------------------------------------------------------------------------------------------------------------------------
      60,800   AmerisourceBergen Corporation                                                                    3,451,616
     104,000   Amgen, Inc.*                                                                                     6,423,040
      16,500   Cardinal Health, Inc.                                                                              979,110
     377,900   Johnson & Johnson                                                                               19,019,707
      54,016   Medco Health Solutions, Inc.*                                                                    1,793,331
     125,000   Medtronic, Inc.                                                                                  5,696,250
     447,900   Merck & Company, Inc.                                                                           19,819,575
   1,002,275   Pfizer, Inc.                                                                                    31,671,890
     185,900   WellPoint Health Networks, Inc.*                                                                16,526,510
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                              105,381,029
=========================================================================================================================

Industrials (6.2%)
-------------------------------------------------------------------------------------------------------------------------
      25,700   CNF, Inc.                                                                                          900,014
     112,400   Dover Corporation                                                                                4,385,848
   1,007,600   General Electric Company                                                                        29,230,476
     183,000   Herman Miller, Inc.                                                                              4,203,510
      43,700   PACCAR, Inc.                                                                                     3,450,552
     120,400   United Technologies Corporation                                                                 10,196,676
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                               52,367,076
=========================================================================================================================

Information Technology (15.2%)
-------------------------------------------------------------------------------------------------------------------------
     151,900   Applied Materials, Inc.*                                                                         3,549,903
      61,600   Arrow Electronics, Inc.*                                                                         1,315,160
     668,000   Cisco Systems, Inc.*                                                                            14,014,640
      67,200   Computer Sciences Corporation*                                                                   2,662,464
     249,500   Dell, Inc.*                                                                                      9,011,940
     202,300   EMC Corporation*                                                                                 2,799,832
     373,860   First Data Corporation                                                                          13,346,802
      85,900   Global Payments, Inc.                                                                            3,577,735
     181,400   Hewlett-Packard Company                                                                          4,047,034
     620,000   Intel Corporation                                                                               20,491,000
     176,800   International Business Machines Corporation                                                     15,820,064
   1,033,500   Microsoft Corporation                                                                           27,026,025
     526,600   Oracle Corporation*                                                                              6,298,136
     167,400   Texas Instruments, Inc.                                                                          4,841,208
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                   128,801,943
=========================================================================================================================

Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------------
      69,400   Entergy Corporation                                                                              3,740,660
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  3,740,660
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $771,118,314)                                                         780,321,415
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (8.0%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $3,370,000   Abbey National North America                                     1.040%        11/3/2003        $3,369,805
  12,300,000   Amsterdam Funding Corporation                                    1.050         12/5/2003        12,287,802
  10,000,000   Eaglefunding Capital Corporation                                 1.050         11/5/2003         9,998,833
   6,900,000   Kitty Hawk Funding Corporation                                   1.050        11/24/2003         6,895,371
   5,000,000   Paradigm Funding, LLC                                            1.050         11/5/2003         4,999,417
  10,030,000   Sheffield Receivables Corporation                                1.050        11/17/2003        10,025,319
  20,000,000   UBS Finance Corporation                                          1.040         11/3/2003        19,998,844
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                67,575,391
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $838,693,705)                                                         $847,896,806
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Value Fund
Schedule of Investments as of October 31, 2003(a)

      Shares   Common Stock (95.9%)                                                                                 Value
-------------------------------------------------------------------------------------------------------------------------

Communications Services (4.4%)
-------------------------------------------------------------------------------------------------------------------------
       3,700   ALLTEL Corporation                                                                                $174,899
      27,200   AT&T Wireless Services, Inc.*                                                                      197,200
      10,600   BellSouth Corporation                                                                              278,886
       3,900   Nextel Communications, Inc.*                                                                        94,380
      14,440   SBC Communications, Inc.                                                                           346,271
      15,264   Verizon Communications, Inc.                                                                       512,870
      10,200   Vodafone Group plc ADR                                                                             215,730
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    1,820,236
=========================================================================================================================

Consumer Discretionary (11.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   Abercrombie & Fitch Company*                                                                        79,800
       1,300   AutoZone, Inc.*                                                                                    124,930
       2,600   Best Buy Company, Inc.*                                                                            151,606
       7,000   Clear Channel Communications, Inc.                                                                 285,740
       5,923   Comcast Corporation*                                                                               200,908
      11,470   Fox Entertainment Group, Inc.*                                                                     317,719
       7,200   Home Depot, Inc.                                                                                   266,904
       2,400   Johnson Controls, Inc.                                                                             258,072
      25,200   Liberty Media Corporation*                                                                         254,268
       4,290   Lowe's Companies, Inc.                                                                             252,810
      15,600   McDonald's Corporation                                                                             390,156
       3,100   Sears, Roebuck and Company                                                                         163,153
      10,200   Staples, Inc.*                                                                                     273,564
      11,020   Target Corporation                                                                                 437,935
       7,400   Time Warner, Inc.*                                                                                 113,146
       5,200   Toyota Motor Corporation ADR                                                                       301,704
       4,200   Tribune Company                                                                                    206,010
      10,800   Viacom, Inc.                                                                                       430,596
      10,000   Walt Disney Company                                                                                226,400
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Discretionary                                                                     4,735,421
=========================================================================================================================

Consumer Staples (5.5%)
-------------------------------------------------------------------------------------------------------------------------
       9,700   Altria Group, Inc.                                                                                 451,050
      14,830   CVS Corporation                                                                                    521,719
       6,180   General Mills, Inc.                                                                                277,173
       3,710   Kimberly-Clark Corporation                                                                         195,925
       7,400   Kraft Foods, Inc.                                                                                  215,340
       8,300   Kroger Company*                                                                                    145,167
       3,500   Procter & Gamble Company                                                                           344,015
       4,600   SUPERVALU, Inc.                                                                                    116,012
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Staples                                                                           2,266,401
=========================================================================================================================

Energy (9.7%)
-------------------------------------------------------------------------------------------------------------------------
       3,710   Apache Corporation                                                                                 258,661
       7,400   Baker Hughes, Inc.                                                                                 209,124
       6,900   BP plc                                                                                             292,422
       6,710   ChevronTexaco Corporation                                                                          498,553
      13,311   ConocoPhillips                                                                                     760,724
       7,370   EOG Resources, Inc.                                                                                310,572
      30,200   Exxon Mobil Corporation                                                                          1,104,716
       6,500   Noble Corporation*                                                                                 223,145
       8,500   Valero Energy Corporation                                                                          362,950
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     4,020,867
=========================================================================================================================

Financials (29.7%)
-------------------------------------------------------------------------------------------------------------------------
       5,600   ACE, Ltd.                                                                                          201,600
       9,900   Allstate Corporation                                                                               391,050
       8,200   American Express Company                                                                           384,826
       9,600   American International Group, Inc.                                                                 583,968
      13,190   Bank of America Corporation                                                                        998,879
       8,000   Bank One Corporation                                                                               339,600
      35,099   Citigroup, Inc.                                                                                  1,663,692
       3,800   Countrywide Financial Corporation                                                                  399,456
       3,900   Equity Office Properties Trust                                                                     109,239
       6,340   Federal Home Loan Mortgage Corporation                                                             355,864
       8,010   Federal National Mortgage Corporation                                                              574,237
       2,400   Goldman Sachs Group, Inc.                                                                          225,360
       6,680   Hartford Financial Services Group, Inc.                                                            366,732
      18,600   J.P. Morgan Chase & Company                                                                        667,740
       3,400   Lehman Brothers Holdings, Inc.                                                                     244,800
       7,700   MBNA Corporation                                                                                   190,575
       6,800   Merrill Lynch & Company, Inc.                                                                      402,560
      12,400   MetLife, Inc.                                                                                      389,360
       6,600   Morgan Stanley and Company                                                                         362,142
       4,100   National City Corporation                                                                          133,906
       5,900   Prudential Financial, Inc.                                                                         227,976
       2,800   Simon Property Group, Inc.                                                                         126,224
       6,900   SouthTrust Corporation                                                                             219,765
       5,200   St. Paul Companies, Inc.                                                                           198,276
      10,900   Travelers Property Casualty Company                                                                178,433
      20,200   U.S. Bancorp                                                                                       549,844
      10,600   Wachovia Corporation                                                                               486,222
       5,330   Washington Mutual, Inc.                                                                            233,188
      14,300   Wells Fargo & Company                                                                              805,376
       3,570   XL Capital, Ltd.                                                                                   248,115
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                12,259,005
=========================================================================================================================

Health Care (5.8%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   Aetna, Inc.                                                                                        160,748
       3,100   Anthem, Inc.*                                                                                      212,133
       1,500   CIGNA Corporation                                                                                   85,575
      15,800   IVAX Corporation*                                                                                  304,308
       3,360   Johnson & Johnson                                                                                  169,109
      13,000   McKesson Corporation                                                                               393,510
         566   Medco Health Solutions, Inc.*                                                                       18,791
       5,000   Merck & Company, Inc.                                                                              221,250
      15,300   Pfizer, Inc.                                                                                       483,480
       7,400   Wyeth Corporation                                                                                  326,636
-------------------------------------------------------------------------------------------------------------------------
               Total Health Care                                                                                2,375,540
=========================================================================================================================

Industrials (10.5%)
-------------------------------------------------------------------------------------------------------------------------
       2,800   Boeing Company                                                                                     107,772
       7,300   Burlington Northern Santa Fe Corporation                                                           211,262
       5,600   Caterpillar, Inc.                                                                                  410,368
      11,800   Cendant Corporation*                                                                               241,074
       3,200   Dover Corporation                                                                                  124,864
       1,400   Emerson Electric Company                                                                            79,450
       3,500   FedEx Corporation                                                                                  265,160
       1,400   General Dynamics Corporation                                                                       117,180
       7,700   General Electric Company                                                                           223,377
       8,108   Honeywell International, Inc.                                                                      248,186
       1,500   Illinois Tool Works, Inc.                                                                          110,325
       3,900   Lockheed Martin Corporation                                                                        180,804
       9,100   Masco Corporation                                                                                  250,250
       2,000   Northrop Grumman Corporation                                                                       178,800
       5,640   Pitney Bowes, Inc.                                                                                 231,804
       3,000   Raytheon Company                                                                                    79,440
       8,500   Republic Services, Inc.                                                                            197,625
      14,200   Tyco International, Ltd.                                                                           296,496
       4,400   Union Pacific Corporation                                                                          275,440
       5,800   United Technologies Corporation                                                                    491,202
-------------------------------------------------------------------------------------------------------------------------
               Total Industrials                                                                                4,320,879
=========================================================================================================================

Information Technology (9.6%)
-------------------------------------------------------------------------------------------------------------------------
      11,520   Applied Materials, Inc.*                                                                           269,222
      10,300   Cisco Systems, Inc.*                                                                               216,094
       6,400   Computer Associates International, Inc.*                                                           150,528
       2,800   Computer Sciences Corporation*                                                                     110,936
       7,720   First Data Corporation                                                                             275,604
       3,700   Fiserv, Inc.*                                                                                      130,684
       7,900   Harris Corporation                                                                                 294,038
      29,200   Hewlett-Packard Company                                                                            651,452
      10,900   Intel Corporation                                                                                  360,245
       3,550   International Business Machines Corporation                                                        317,654
      11,100   Microsoft Corporation                                                                              290,265
      21,900   Motorola, Inc.                                                                                     296,307
       4,800   Nokia Corporation ADR                                                                               81,552
      10,300   Oracle Corporation*                                                                                123,188
       3,700   Storage Technology Corporation*                                                                     89,170
      11,200   Texas Instruments, Inc.                                                                            323,904
-------------------------------------------------------------------------------------------------------------------------
               Total Information Technology                                                                     3,980,843
=========================================================================================================================

Materials (5.7%)
-------------------------------------------------------------------------------------------------------------------------
      11,950   Alcoa, Inc.                                                                                        377,262
       4,800   BASF AG                                                                                            220,800
       7,100   E.I. du Pont de Nemours and Company                                                                286,840
      10,140   International Paper Company                                                                        399,009
       3,200   Praxair, Inc.                                                                                      222,656
      15,100   United States Steel Corporation                                                                    357,115
       8,400   Weyerhaeuser Company                                                                               505,932
-------------------------------------------------------------------------------------------------------------------------
               Total Materials                                                                                  2,369,614
=========================================================================================================================

Utilities (3.5%)
-------------------------------------------------------------------------------------------------------------------------
       6,870   Dominion Resources, Inc.                                                                           423,192
       3,500   Entergy Corporation                                                                                188,650
       5,300   Exelon Corporation                                                                                 336,285
       6,300   FirstEnergy Corporation                                                                            216,657
       4,700   FPL Group, Inc.                                                                                    299,578
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  1,464,362
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $36,361,095)                                                           39,613,168
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (4.1%)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $1,700,000   Federal Agricultural Mortgage Corporation                        0.950%        11/3/2003        $1,699,910
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,699,910
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $38,061,005)                                                           $41,313,078
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the discount rate at
    the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund
Schedule of Investments as of October 31, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (90.6%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
Basic Materials (7.7%)
-------------------------------------------------------------------------------------------------------------------------
  $1,100,000   Boise Cascade Corporation                                        6.500%        11/1/2010        $1,123,924
   1,500,000   Boise Cascade Corporation                                        7.000         11/1/2013         1,536,780
   2,000,000   Buckeye Technologies, Inc.                                       8.000        10/15/2010         1,890,000
   1,100,000   Buckeye Technologies, Inc.                                       8.500         10/1/2013         1,149,500
   2,700,000   Corp Durango SA de CV(b)                                        13.125          8/1/2006         1,620,000
   3,000,000   Doman Industries, Ltd.(c)                                        8.750         3/15/2004           480,000
   1,500,000   Equistar Chemicals, LP                                          10.125          9/1/2008         1,575,000
   3,000,000   Euramax International plc                                        8.500         8/15/2011         3,180,000
   2,600,000   Georgia-Pacific Corporation                                      8.125         5/15/2011         2,827,500
   2,250,000   Georgia-Pacific Corporation                                      9.375          2/1/2013         2,587,500
   1,750,000   Huntsman International, LLC                                      9.875          3/1/2009         1,846,250
   2,600,000   IMC Global, Inc.                                                10.875          8/1/2013         2,684,500
   1,200,000   ISP Chemco, Inc.                                                10.250          7/1/2011         1,341,000
   2,600,000   ISP Holdings, Inc.                                              10.625        12/15/2009         2,847,000
   1,100,000   Lyondell Chemical Company                                        9.875          5/1/2007         1,116,500
   1,700,000   Lyondell Chemical Company                                        9.500        12/15/2008         1,700,000
   3,050,000   MacDermid, Inc.                                                  9.125         7/15/2011         3,400,750
   3,000,000   MDP Acquisitions plc                                             9.625         10/1/2012         3,330,000
   2,000,000   Methanex Corporation                                             8.750         8/15/2012         2,180,000
   3,200,000   Nalco Company(d)                                                 7.750        11/15/2011         3,328,000
   2,150,000   Rockwood Specialties Corporation                                10.625         5/15/2011         2,311,250
   1,200,000   Steel Dynamics, Inc.                                             9.500         3/15/2009         1,320,000
   3,000,000   USEC, Inc.                                                       6.625         1/20/2006         2,805,000
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           48,180,454
=========================================================================================================================

Capital Goods (11.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,200,000   AGCO Corporation(e)                                              8.500         3/15/2006         3,200,000
   9,000,000   Allied Waste North America, Inc.                                10.000          8/1/2009         9,787,500
   2,150,000   Allied Waste North America, Inc.(e)                              7.875         4/15/2013         2,305,875
   3,450,000   Amsted Industries, Inc.                                         10.250        10/15/2011         3,803,625
     675,000   BE Aerospace, Inc.                                               8.500         10/1/2010           695,250
   1,300,000   Bombardier Capital, Inc.(e)                                      6.125         6/29/2006         1,378,000
   3,850,000   Case New Holland, Inc.                                           9.250          8/1/2011         4,273,500
   1,700,000   Crown Cork & Seal Finance plc                                    7.000        12/15/2006         1,708,500
   1,300,000   Crown Euro Holdings SA                                           9.500          3/1/2011         1,443,000
   1,700,000   Crown Euro Holdings SA                                          10.875          3/1/2013         1,938,000
   1,950,000   Eircom Funding                                                   8.250         8/15/2013         2,120,625
   2,150,000   Fastentech, Inc.                                                11.500          5/1/2011         2,279,000
   1,500,000   Graphic Packaging International Corporation                      9.500         8/15/2013         1,668,750
   1,900,000   Hexcel Corporation                                               9.750         1/15/2009         1,980,750
   2,150,000   Imco Recycling, Inc.                                            10.375        10/15/2010         2,128,500
   1,800,000   K&F Industries, Inc.                                             9.625        12/15/2010         2,016,000
   1,500,000   L-3 Communication Holdings, Inc.(e)                              4.000         9/15/2011         1,595,625
     850,000   Legrand SA                                                       8.500         2/15/2025           892,500
   3,600,000   Owens-Brockway Glass Container, Inc.                             8.875         2/15/2009         3,906,000
   1,100,000   Owens-Brockway Glass Container, Inc.                             8.250         5/15/2013         1,160,500
   1,200,000   Owens-Illinois, Inc.                                             7.500         5/15/2010         1,188,000
   2,800,000   Plastipak Holdings, Inc.                                        10.750          9/1/2011         3,094,000
   1,700,000   Pliant Corporation                                              11.125          9/1/2009         1,819,000
   1,400,000   Rexnord Corporation                                             10.125        12/15/2012         1,554,000
   1,520,000   Silgan Holdings, Inc.                                            9.000          6/1/2009         1,571,300
   1,300,000   TD Funding Corporation                                           8.375         7/15/2011         1,381,250
   2,600,000   Texas Industries, Inc.                                          10.250         6/15/2011         2,899,000
   1,750,000   Tyco International Group SA                                      2.750         1/15/2018         1,931,562
   2,500,000   United Rentals North America, Inc.                              10.750         4/15/2008         2,806,250
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             68,525,862
=========================================================================================================================

Communications Services (22.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,165,000   ACC Escrow Corporation                                          10.000          8/1/2011         2,359,850
   3,000,000   Adelphia Communications Corporation(c)                           8.875         1/15/2007         2,460,000
   2,000,000   Adelphia Communications Corporation(c)                          10.875         10/1/2010         1,630,000
   3,000,000   Alliance Atlantis Communications, Inc                           13.000        12/15/2009         3,461,250
   2,200,000   American Color Graphics, Inc.                                   10.000         6/15/2010         2,359,500
   1,300,000   American Tower Corporation                                       3.250          8/1/2010         1,577,875
   3,350,000   American Tower Escrow Corporation                          Zero Coupon          8/1/2008         2,294,750
   4,800,000   Avalon Cable Holding Finance, Inc.(f)                            0.000         12/1/2008         4,956,000
   4,000,000   Block Communications, Inc.(e)                                    9.250         4/15/2009         4,280,000
   1,300,000   Canwest Media, Inc.                                              7.625         4/15/2013         1,420,250
   1,700,000   Centennial Cellular Operating Company                           10.125         6/15/2013         1,768,000
   2,150,000   Charter Communications Holdings, LLC                             8.625          4/1/2009         1,725,375
   2,250,000   Charter Communications, Inc.                                     5.750        10/15/2005         2,025,000
   1,300,000   Cincinnati Bell, Inc.                                            8.375         1/15/2014         1,340,625
   2,600,000   Comcast UK Cable Partners, Ltd.(f)                              11.200        11/15/2007         2,600,000
   3,000,000   Crown Castle International Corporation                           9.375          8/1/2011         3,285,000
   1,700,000   CSC Holdings, Inc.                                               7.625          4/1/2011         1,734,000
   1,300,000   Dex Media West, LLC                                              9.875         8/15/2013         1,478,750
   1,800,000   Dexter Media East, LLC                                          12.125        11/15/2012         2,171,250
   1,700,000   DirecTV Holdings, LLC                                            8.375         3/15/2013         1,912,500
   1,700,000   Dobson Communications Corporation                                8.875         10/1/2013         1,725,500
   1,800,000   EchoStar Communications Corporation                              5.750         5/15/2008         1,946,250
   4,300,000   EchoStar DBS Corporation                                         6.375         10/1/2011         4,278,500
   1,700,000   Gaylord Entertainment Company(d)                                 8.000        11/15/2013         1,748,875
   2,250,000   Gray Television, Inc.                                            9.250        12/15/2011         2,491,875
   1,300,000   Hollinger International Publishing, Inc.                        12.125        11/15/2010         1,508,000
   2,250,000   Hollinger International Publishing, Inc.                         9.000        12/15/2010         2,385,000
   1,300,000   Hollinger International Publishing, Inc.                        11.875          3/1/2011         1,430,000
   1,500,000   Houghton Mifflin Company                                         8.250          2/1/2011         1,586,250
   1,300,000   Houghton Mifflin Company                                         9.875          2/1/2013         1,405,625
   2,150,000   Intermedia Communications, Inc.(c)                              12.250          3/1/2009           817,000
   3,150,000   Iridium Capital Corporation(c)                                  14.000         7/15/2005           283,500
   2,800,000   Iridium, LLC(c)                                                 13.000         7/15/2005           252,000
   2,150,000   MetroPCS, Inc.                                                  10.750         10/1/2011         2,128,500
   2,636,000   Millicom International Cellular SA                              11.000          6/1/2006         2,695,310
   5,000,000   Neon Communications, Inc.(c,g)                                  12.750         8/15/2008           475,000
   3,000,000   Nextel Communications, Inc.                                      6.875        10/31/2013         3,041,250
   4,300,000   Nextel Communications, Inc.                                      7.375          8/1/2015         4,472,000
   3,000,000   Nextel Partners, Inc.                                            8.125          7/1/2011         3,082,500
   3,200,000   Panamsat Corporation                                             8.500          2/1/2012         3,448,000
   4,950,000   Paxson Communications Corporation(f)                             0.000         1/15/2009         4,158,000
   1,100,000   Pegasus Communications Corporation                               9.625        10/15/2005           915,750
   1,100,000   Pegasus Communications Corporation                              12.500          8/1/2007           924,000
   1,100,000   Primus Telecommunications Group, Inc., Convertible               3.750         9/15/2010         1,410,750
   1,900,000   Quebecor Media, Inc.                                            11.125         7/15/2011         2,185,000
   3,000,000   Qwest Capital Funding, Inc.                                      7.750         8/15/2006         2,985,000
   3,150,000   Qwest Capital Funding, Inc.                                      6.375         7/15/2008         2,866,500
   5,470,000   Qwest Capital Funding, Inc.                                     13.500        12/15/2010         6,386,225
   2,500,000   Renaissance Media Group, LLC(f)                                 10.000         4/15/2008         2,556,250
   2,250,000   RH Donnelley, Inc.                                              10.875        12/15/2012         2,683,125
   2,400,000   Shaw Communications, Inc.                                        7.250          4/6/2011         2,550,000
   2,800,000   Sinclair Broadcast Group, Inc.                                   8.000         3/15/2012         2,954,000
   2,350,000   Spectrasite, Inc.                                                8.250         5/15/2010         2,491,000
   1,300,000   Sun Media Corporation                                            7.625         2/15/2013         1,391,000
     565,271   Teletrac, Inc.(b,i)                                              9.000         9/29/2004           282,636
   3,000,000   TELUS Corporation                                                8.000          6/1/2011         3,449,007
   1,100,000   Vertis, Inc.                                                     9.750          4/1/2009         1,168,750
   1,500,000   Vertis, Inc.                                                    10.875         6/15/2009         1,533,750
   1,500,000   Vertis, Inc.                                                    13.500         12/7/2009         1,380,000
   4,300,000   Vivendi Universal SA                                             6.250         7/15/2008         4,493,500
   2,200,000   Western Wireless Corporation                                     9.250         7/15/2013         2,299,000
   2,150,000   WorldCom, Inc.(c)                                                7.550          4/1/2004           790,125
   4,300,000   WorldCom, Inc.(c)                                                7.500         5/15/2011         1,580,250
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                  141,474,528
=========================================================================================================================

Consumer Cyclical (15.3%)
-------------------------------------------------------------------------------------------------------------------------
   3,250,000   Beazer Homes USA, Inc.(e)                                        8.625         5/15/2011         3,542,500
   2,550,000   Boyd Gaming Corporation                                          8.750         4/15/2012         2,785,875
   2,550,000   Buffets, Inc.                                                   11.250         7/15/2010         2,754,000
   2,150,000   Coast Hotels & Casinos, Inc.                                     9.500          4/1/2009         2,289,750
     900,000   Costco Wholesale Corporation                               Zero Coupon         8/19/2017           727,875
   4,300,000   Group 1 Automotive, Inc.                                         8.250         8/15/2013         4,665,500
   2,450,000   Jafra Cosmetics International, Inc.                             10.750         5/15/2011         2,695,000
   3,800,000   John Q. Hammons Hotels, LP                                       8.875         5/15/2012         4,142,000
   2,700,000   Kindercare Learning Centers                                      9.500         2/15/2009         2,754,000
   2,200,000   La Quinta Properties, Inc.                                       8.875         3/15/2011         2,428,250
   1,800,000   Liberty Media Corporation, Convertible                           0.750         3/30/2023         1,939,500
   1,350,000   Liberty Media Corporation, Convertible                           3.250         3/15/2031         1,346,625
   2,150,000   MGM Mirage, Inc.                                                 8.375          2/1/2011         2,397,250
   3,450,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         3,531,938
   1,700,000   NationsRent, Inc.                                                9.500        10/15/2010         1,759,500
     450,000   Norcraft Finance Corporation                                     9.000         11/1/2011           472,500
   2,250,000   Office Depot, Inc.                                              10.000         7/15/2008         2,666,250
   2,150,000   Park Place Entertainment Corporation                             8.125         5/15/2011         2,348,875
   1,300,000   Park Place Entertainment Corporation                             7.000         4/15/2013         1,355,250
   4,300,000   Payless ShoeSource, Inc.                                         8.250          8/1/2013         4,192,500
   2,800,000   PCA, LLC/PCA Finance Corporation                                11.875          8/1/2009         3,052,000
   2,200,000   Perry Ellis International, Inc.                                  8.875         9/15/2013         2,282,500
   2,150,000   Pinnacle Entertainment, Inc.                                     9.250         2/15/2007         2,195,688
   2,600,000   Rent-Way, Inc.                                                  11.875         6/15/2010         2,785,250
   2,850,000   Rite Aid Corporation                                             9.500         2/15/2011         3,206,250
   1,500,000   RJ Tower Corporation                                            12.000          6/1/2013         1,380,000
   2,150,000   Royal Caribbean Cruises, Ltd.                                    8.750          2/2/2011         2,397,250
   2,700,000   Saks, Inc.                                                       8.250        11/15/2008         3,051,000
   1,300,000   Saks, Inc.                                                       9.875         10/1/2011         1,540,500
   2,000,000   Schuler Homes, Inc.                                              9.375         7/15/2009         2,242,500
   2,600,000   Sonic Automotive, Inc.                                           8.625         8/15/2013         2,749,500
   1,700,000   Stewart Enterprises, Inc.                                       10.750          7/1/2008         1,916,750
     750,000   TJX Companies, Inc.                                        Zero Coupon         2/13/2021           607,500
   4,500,000   Travelcenters of America, Inc.                                  12.750          5/1/2009         5,130,000
   2,350,000   TRW Automotive, Inc.                                            11.000         2/15/2013         2,773,000
   2,000,000   Vicar Operating, Inc.                                            9.875         12/1/2009         2,230,000
   2,200,000   Warnaco, Inc.                                                    8.875         6/15/2013         2,354,000
   2,300,000   William Carter Company                                          10.875         8/15/2011         2,604,750
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         95,293,376
=========================================================================================================================

Consumer Non-Cyclical (7.6%)
-------------------------------------------------------------------------------------------------------------------------
   2,250,000   AdvancePCS, Inc.                                                 8.500          4/1/2008         2,463,750
   3,650,000   Ardent Health Services                                          10.000         8/15/2013         3,905,500
   2,300,000   Armkel Finance, Inc.                                             9.500         8/15/2009         2,541,500
     850,000   Del Monte Corporation                                            9.250         5/15/2011           939,250
   5,150,000   Fisher Scientific International, Inc.(d)                         8.000          9/1/2013         5,536,250
   3,100,000   HMP Equity Holdings Corporation                            Zero Coupon         5/15/2008         1,550,000
   2,200,000   IASIS Healthcare Corporation                                     8.500        10/15/2009         2,299,000
   2,300,000   Michael Foods, Inc.                                             11.750          4/1/2011         2,906,625
   4,400,000   New World Pasta Company                                          9.250         2/15/2009         1,188,000
   3,200,000   Omnicare, Inc.                                                   8.125         3/15/2011         3,504,000
   1,300,000   Rayovac Corporation                                              8.500         10/1/2013         1,352,000
   3,300,000   Roundy's, Inc.                                                   8.875         6/15/2012         3,448,500
   1,950,000   Seminis, Inc.                                                   10.250         10/1/2013         2,086,500
   2,000,000   Smithfield Foods, Inc.                                           8.000        10/15/2009         2,200,000
   4,500,000   Stater Brothers Holdings, Inc.                                  10.750         8/15/2006         4,741,875
   1,850,000   Team Health, Inc.                                               12.000         3/15/2009         1,970,250
   2,150,000   Tenet Healthcare Corporation                                     7.375          2/1/2013         2,085,500
   2,250,000   Triad Hospitals, Inc.                                            8.750          5/1/2009         2,435,625
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     47,154,125
=========================================================================================================================

Energy (5.8%)
-------------------------------------------------------------------------------------------------------------------------
   3,800,000   BRL Universal Equipment Corporation                              8.875         2/15/2008         4,104,000
   3,600,000   Chesapeake Energy Corporation                                    9.000         8/15/2012         4,104,000
   3,450,000   Citgo Petroleum Corporation                                     11.375          2/1/2011         3,898,500
   2,000,000   Compton Petroleum Corporation                                    9.900         5/15/2009         2,190,000
   3,050,000   Comstock Resources, Inc.                                        11.250          5/1/2007         3,309,250
   1,350,000   Encore Acquisition Company                                       8.375         6/15/2012         1,444,500
   2,050,000   Magnum Hunter Resources, Inc.                                    9.600         3/15/2012         2,285,750
   2,500,000   Pogo Producing Company                                           8.250         4/15/2011         2,762,500
   3,848,000   Port Arthur Finance Corporation                                 12.500         1/15/2009         4,521,400
   3,200,000   Western Oil Sands, Inc.                                          8.375          5/1/2012         3,612,000
   4,300,000   Windsor Petroleum Transport Corporation(f)                       7.840         1/15/2021         3,929,125
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                    36,161,025
=========================================================================================================================

Financials (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   2,450,000   Chevy Chase Savings Bank                                         9.250         12/1/2005         2,462,250
   2,900,000   CSAM Funding Corporation(i)                                     12.780        10/15/2016         2,900,000
   2,800,000   Dollar Financial Group, Inc.                                    10.875        11/15/2006         2,842,000
   2,250,000   Gemstone Investor, Ltd.                                          7.710        10/31/2004         2,252,812
   1,950,000   Katonah, Ltd.(i)                                                12.015         2/20/2015         1,859,812
   3,000,000   Riggs Capital Trust II                                           8.875         3/15/2027         3,030,000
   2,150,000   Southern Star Cent Corporation                                   8.500          8/1/2010         2,279,000
   2,000,000   Sovereign Bancorp, Inc.                                         10.500        11/15/2006         2,373,624
   1,375,000   Travelers Property Casualty Company                              4.500         4/15/2032         1,310,100
   3,650,000   United Companies Financial Corporation(c,i)                      8.375          7/1/2005            27,375
   2,000,000   Venture CDO 2002, Ltd.(i)                                       13.060         3/15/2015         1,960,000
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                23,296,973
=========================================================================================================================

Foreign (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,350,000   Brazilian Government International                              11.000         1/11/2012         1,444,500
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    1,444,500
=========================================================================================================================

Technology (2.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,690,000   AMI Semiconductor, Inc.                                         10.750          2/1/2013         1,960,400
   3,500,000   Amkor Technology, Inc.                                           7.750         5/15/2013         3,727,500
   6,177,106   DIVA Systems Corporation(c)                                     12.625          3/1/2008           494,168
   2,250,000   Northern Telecom Capital                                         7.875         6/15/2026         2,250,000
   2,250,000   Sanmina-SCI Corporation                                         10.375         1/15/2010         2,655,000
   1,300,000   Thomas & Betts Corporation                                       7.250          6/1/2013         1,326,000
   1,800,000   Unisys Corporation                                               8.125          6/1/2006         1,971,000
   3,450,000   Xerox Corporation                                                7.625         6/15/2013         3,519,000
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                17,903,068
=========================================================================================================================

Transportation (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,700,000   Hornbeck Offshore Services, Inc.                                10.625          8/1/2008         2,983,500
   2,357,734   Northwest Airlines Inc.                                          8.970          1/2/2015         1,536,347
   2,100,000   Northwest Airlines, Inc.                                         8.520          4/7/2004         2,094,750
   2,400,000   Overseas Shipholding Group, Inc.                                 8.250         3/15/2013         2,544,000
   3,000,000   Railamerica Transportation Corporation                          12.875         8/15/2010         3,450,000
   2,747,084   United Air Lines, Inc. (j)                                       7.762         10/1/2005           306,684
   2,000,000   United Air Lines, Inc. (k)                                       7.730          7/1/2010         1,610,808
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            14,526,089
=========================================================================================================================

Utilities (11.3%)
-------------------------------------------------------------------------------------------------------------------------
   3,100,000   AES Corporation                                                  8.750         5/15/2013         3,309,250
   1,300,000   AES Corporation(e)                                               8.875         2/15/2011         1,335,750
   2,150,000   Aquila, Inc.                                                     7.000         7/15/2004         2,152,688
   2,150,000   Aquila, Inc.                                                     6.875         10/1/2004         2,147,312
   2,600,000   Calpine Canada Energy Finance ULC                                8.500          5/1/2008         1,911,000
   3,050,000   Calpine Corporation                                              8.250         8/15/2005         2,745,000
   3,000,000   Calpine Corporation                                              8.750         7/15/2013         2,745,000
   4,993,875   CE Generation, LLC                                               7.416        12/15/2018         5,031,329
   2,400,000   CMS Energy Corporation                                           7.500         1/15/2009         2,442,000
   3,000,000   Dynegy Holdings, Inc.                                            9.875         7/15/2010         3,225,000
   3,000,000   Dynegy Holdings, Inc.                                            6.875          4/1/2011         2,610,000
   4,900,000   Edison Mission Energy                                            9.875         4/15/2011         4,508,000
   5,000,000   El Paso Corporation                                              7.000         5/15/2011         4,212,500
   4,300,000   El Paso Production Holding Company                               7.750          6/1/2013         4,128,000
   1,300,000   Ferrellgas Partners, LP                                          8.750         6/15/2012         1,417,000
   2,150,000   FIMEP SA                                                        10.500         2/15/2013         2,504,750
   1,603,773   Midland Funding Corporation II                                  11.750         7/23/2005         1,780,188
   3,550,000   Midland Funding Corporation II                                  13.250         7/23/2006         4,189,000
   2,600,000   Orion Power Holdings, Inc.                                      12.000          5/1/2010         2,990,000
   2,100,000   Reliant Resources, Inc.                                          9.500         7/15/2013         1,869,000
   1,500,000   Southern Natural Gas Company                                     8.875         3/15/2010         1,635,000
   2,600,000   TNP Enterprises, Inc.                                           10.250          4/1/2010         2,743,000
   1,700,000   Williams Companies, Inc.                                         8.625          6/1/2010         1,861,500
   6,500,000   Williams Companies, Inc.                                         8.125         3/15/2012         7,020,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 70,512,267
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $549,476,176)                                               564,472,267
=========================================================================================================================

      Shares   Preferred Stock (4.0%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      13,000   ALLTEL Corporation                                                                                $637,000
      44,123   Cablevision Systems Corporation                                                                  4,610,854
      65,000   Chevy Chase Preferred Capital Corporation                                                        3,721,250
          95   Completel Europe NV*                                                                               245,176
       6,364   Dobson Communications Corporation Payment-in-Kind*                                               6,809,055
      29,217   Neon Communications(g)*                                                                            328,691
      18,500   PRIMEDIA, Inc., Series D                                                                         1,794,500
      15,500   PRIMEDIA, Inc., Series H                                                                         1,426,000
   5,000,000   SIG Capital Trust I(b)                                                                             250,000
       2,600   Sovereign REIT                                                                                   3,874,000
      10,000   Xerox Corporation                                                                                1,045,000
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $25,045.166)                                                        24,741,526
=========================================================================================================================

      Shares   Common Stock (0.4%)                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
       3,000   Aavid Thermal Technology, Stock Warrants*                                                          $30,000
         904   Arch Wireless, Inc.*                                                                                14,238
       2,900   ASAT Finance, LLC, Stock Warrants*                                                                   4,350
      12,522   Birch Telecom, Inc.(g)*                                                                                200
      16,911   Completel Europe NV*                                                                               452,166
      24,000   Diva Systems, Stock Warrants*                                                                          240
     108,276   ICO Global Communications, Ltd.*                                                                    75,793
     307,011   Minorplanet Systems USA, Inc., Stock Warrants*                                                     162,716
     175,356   Neon Communications, Preferred Stock Warrants(g)*                                                        0
     146,139   Neon Communications, Stock Warrants, Class A(g)*                                                         0
      23,000   NTL, Inc.*                                                                                       1,419,790
       3,000   Pliant Corporation, Stock Warrants*                                                                    375
      19,360   Protection One, Inc., Stock Warrants(g)*                                                               194
       3,000   RailAmerica, Inc., Stock Warrants*                                                                  30,375
      18,000   Travelcenters of America, Inc., Stock Warrants*                                                    157,500
      36,330   TVMAX Holdings, Inc.*                                                                               90,825
       2,000   XM Satellite Radio, Stock Warrants*                                                                 42,000
      17,836   XO Communications, Inc., Stock Warrants, Series A*                                                  28,538
      13,377   XO Communications, Inc., Stock Warrants, Series B*                                                  18,728
      13,377   XO Communications, Inc., Stock Warrants, Series C*                                                  12,708
-------------------------------------------------------------------------------------------------------------------------
               Total Common Stock (cost $13,882,979)                                                            2,540,736
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (5.0%)                        Interest Rate (l)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $22,400,000   New Center Asset Trust                                           1.040%        11/3/2003       $22,398,706
   3,323,000   Paradigm Funding, LLC                                            1.050         11/5/2003         3,322,612
   5,600,000   Wal-Mart Funding Corporation                                     1.000         11/4/2003         5,599,533
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                31,320,851
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $619,725,172)                                                         $623,075,380
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) Non-income producing and in default.

(c) Non-income producing and in bankruptcy.

(d) Denotes investments purchased on a when-issued basis.

(e) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(f) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(g) Security is fair valued as discussed in the notes to
    the financial statements.

(h) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(i) Denotes restricted securities. Restricted securities
    are investment securities which cannot be offered for
    public sale without first being registered under the
    Securities Act of 1933. These securities have been
    valued from the date of acquisition through October,
    31 2003, by obtaining quotations from brokers who are
    active with these securities.

The following table indicates the acquisition date and cost.

                                                                         Acquisition
Security                                                                        Date                                Cost
------------------------------------------------------------------------------------------------------------------------

CSAM Funding Corporation                                                    5/10/2002                          $2,886,320
Katonah, Ltd.                                                                2/7/2003                           1,862,401
Teletrac, Inc.                                                              7/31/1997                             492,409
United Companies Financial Corporation                                       8/3/1998                           3,392,948
Venture CDO 2002, Ltd.                                                      3/13/2002                           2,000,000

(j) Non-income producing and trading flat.

(k) In bankruptcy.

(l) The interest rate shown reflects the current yieldor, for securities purchased at a discount, the
    discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Income Fund
Schedule of Investments as of October 31, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (91.5%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (3.9%)
-------------------------------------------------------------------------------------------------------------------------
  $6,500,000   BMW Vehicle Owner Trust(b)                                       4.460%        5/25/2007        $6,760,994
   8,000,000   CPL Transition Funding, LLC                                      5.010         1/15/2010         8,445,048
   4,000,000   Daimler Chrysler Motor Company(b,c)                              1.170        11/15/2003         4,001,836
   2,750,000   GMAC Mortgage Corporation Loan Trust(b,c)                        1.250        11/25/2003         2,750,580
   5,250,000   MBNA Credit Card Master Notes Trust(c)                           1.230        11/15/2003         5,260,552
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                   27,219,010
=========================================================================================================================

Basic Materials (2.1%)
-------------------------------------------------------------------------------------------------------------------------
   1,300,000   Abitibi-Consolidated, Inc.(b)                                    6.000         6/20/2013         1,214,157
   2,500,000   Codelco, Inc.                                                    5.500        10/15/2013         2,511,312
   2,000,000   Dow Chemical Company                                             5.000        11/15/2007         2,082,760
   2,500,000   Georgia-Pacific Corporation                                      8.875          2/1/2010         2,856,250
   3,000,000   Inco, Ltd.                                                       5.700        10/15/2015         3,038,586
   2,500,000   Noranda, Inc.                                                    6.000        10/15/2015         2,531,588
     675,000   Peabody Energy Corporation                                       6.875         3/15/2013           710,438
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                           14,945,091
=========================================================================================================================

Capital Goods (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   4,800,000   Allied Waste North America, Inc.(b)                              8.875          4/1/2008         5,304,000
     575,000   Ball Corporation                                                 6.875        12/15/2012           599,438
   5,500,000   Boeing Capital Corporation(b)                                    5.750         2/15/2007         5,892,848
   4,000,000   Bombardier Capital, Inc.                                         6.125         6/29/2006         4,240,000
   1,400,000   L-3 Communication Holdings, Inc.(d)                              4.000         9/15/2011         1,489,250
   2,000,000   Raytheon Company                                                 4.500        11/15/2007         2,005,698
   4,000,000   Raytheon Company                                                 5.375          4/1/2013         3,963,440
   4,000,000   Sealed Air Corporation                                           5.625         7/15/2013         4,030,752
   3,522,360   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013         3,881,816
   1,400,000   Tyco International Group SA                                      2.750         1/15/2018         1,545,250
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                             32,952,492
=========================================================================================================================

Commercial Mortgage-Backed Securities (3.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,289,833   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043         1,312,099
   2,000,000   Banc of America Commercial Mortgage, Inc.(b)                     5.118         7/11/2043         2,054,044
   6,000,000   Credit Suisse First Boston Mortgage Securities Corporation       2.843         5/15/2038         5,800,422
   5,850,000   J.P. Morgan Chase Commercial Mortgage Securities Corporation(c)  1.440        11/14/2003         5,850,000
   7,000,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027         6,920,424
   3,934,697   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012         4,004,569
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                     25,941,558
=========================================================================================================================

Communications Services (8.7%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   AT&T Corporation(b)                                              7.800        11/15/2011         5,666,375
   1,000,000   AT&T Wireless Services, Inc.(b)                                  7.500          5/1/2007         1,121,669
   2,000,000   AT&T Wireless Services, Inc.(b)                                  7.875          3/1/2011         2,285,364
   1,000,000   British Sky Broadcasting Group plc                               8.200         7/15/2009         1,165,057
   3,500,000   Comcast Cable Communications, Inc.                               6.875         6/15/2009         3,914,194
   3,000,000   Comcast Corporation                                              6.500         1/15/2015         3,214,008
   1,400,000   CSC Holdings, Inc.                                               7.625          4/1/2011         1,428,000
   4,750,000   Deutsche Telekom AG(b)                                           8.250         6/15/2005         5,189,708
   1,450,000   EchoStar Communications Corporation(b)                           5.750         5/15/2008         1,567,812
   2,000,000   EchoStar DBS Corporation                                         5.750         10/1/2008         1,992,500
     910,000   EchoStar DBS Corporation(b)                                      9.125         1/15/2009         1,023,750
   2,500,000   Intelsat, Ltd.                                                   6.500         11/1/2013         2,545,875
   4,000,000   Interpublic Group of Companies, Inc.                             7.250         8/15/2011         4,240,000
     500,000   Lin Television Corporation                                       6.500         5/15/2013           486,250
     600,000   Nextel Communications, Inc.                                      7.375          8/1/2015           624,000
   2,500,000   Rogers Cable, Inc.                                               6.250         6/15/2013         2,500,000
   4,500,000   Sprint Capital Corporation                                       7.625         1/30/2011         4,950,968
   1,000,000   Telecom Italia Capital Corporation                               4.000        11/15/2008           998,772
   4,000,000   Telecom Italia Capital Corporation                               5.250        11/15/2013         3,968,888
   5,500,000   TELUS Corporation                                                7.500          6/1/2007         6,108,152
   5,500,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011         5,744,634
     500,000   Vivendi Universal SA                                             9.250         4/15/2010           581,250
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                   61,317,226
=========================================================================================================================

Consumer Cyclical (7.4%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   AOL Time Warner, Inc.(b)                                         6.875          5/1/2012         5,535,970
   1,400,000   Costco Wholesale Corporation                               Zero Coupon         8/19/2017         1,132,250
   3,500,000   Daimler Chrysler North American Holdings Corporation             6.500        11/15/2013         3,533,215
   3,000,000   Daimler Chrysler North American Holdings Corporation(b)          4.750         1/15/2008         2,997,543
   5,000,000   Ford Credit Floorplan Master Owner Trust(c)                      1.260        11/15/2003         5,013,525
   3,000,000   Ford Motor Credit Company                                        6.875          2/1/2006         3,139,779
     700,000   Gap, Inc., Convertible                                           5.750         3/15/2009           930,125
   2,000,000   General Motors Acceptance Corporation                            5.125          5/9/2008         2,031,334
   4,000,000   General Motors Acceptance Corporation                            6.875         9/15/2011         4,126,412
   1,425,000   General Motors Corporation                                       6.250         7/15/2033         1,567,500
   4,500,000   Honda Auto Receivables Owner Trust                               2.790         2/15/2007         4,500,000
   3,250,000   Liberty Media Corporation                                        7.875         7/15/2009         3,672,705
   1,500,000   Liberty Media Corporation                                        5.700         5/15/2013         1,466,500
   1,600,000   Liberty Media Corporation, Convertible                           0.750         3/30/2023         1,724,000
   1,050,000   Liberty Media Corporation                                        3.250         3/15/2031         1,047,375
   2,000,000   MGM Grand, Inc.                                                  6.000         10/1/2009         2,025,000
   1,900,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009         1,945,125
     950,000   Royal Caribbean Cruises, Ltd.                                    8.000         5/15/2010         1,021,250
   1,750,000   Ryland Group, Inc.                                               5.375          6/1/2008         1,802,500
     800,000   TJX Companies, Inc.                                        Zero Coupon         2/13/2021           648,000
   2,500,000   Yum! Brands, Inc.                                                7.650         5/15/2008         2,800,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                         52,660,108
=========================================================================================================================

Consumer Non-Cyclical (3.8%)
-------------------------------------------------------------------------------------------------------------------------
    $850,000   Amgen, Inc.                                                Zero Coupon          3/1/2032           643,875
   4,000,000   Bunge Limited Finance Corporation                                7.800        10/15/2012         4,606,788
   1,150,000   Fisher Scientific International, Inc.                            8.125          5/1/2012         1,236,250
   3,000,000   HCA Healthcare Company                                           7.875          2/1/2011         3,304,170
   4,000,000   Kellogg Company                                                  6.000          4/1/2006         4,307,888
   5,000,000   Kroger Company                                                   5.500          2/1/2013         5,071,860
   2,000,000   Medco Health Solutions, Inc.                                     7.250         8/15/2013         2,127,836
     800,000   Omnicare, Inc.                                                   6.125          6/1/2013           792,000
   4,500,000   Safeway, Inc.                                                    4.125         11/1/2008         4,484,709
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                     26,575,376
=========================================================================================================================

Energy (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Halliburton Company                                              5.500        10/15/2010         2,526,912
     575,000   Key Energy Services, Inc.                                        6.375          5/1/2013           577,875
   1,750,000   Premco Refining Group                                            9.250          2/1/2010         1,951,250
   1,250,000   XTO Energy, Inc.                                                 6.250         4/15/2013         1,304,688
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                     6,360,725
=========================================================================================================================

Financials (19.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Abbey National Capital Trust I(b)                                8.963        12/29/2049         6,632,035
   9,000,000   Bank One Issuance Trust(c)                                       1.170        11/15/2003         9,004,131
   4,000,000   Capital One Bank                                                 6.500         7/30/2004         4,130,204
   2,000,000   Capital One Bank                                                 4.875         5/15/2008         2,050,894
   5,000,000   CIT Group, Inc.                                                  4.000          5/8/2008         5,039,810
   3,500,000   Citigroup, Inc.(c)                                               1.209         11/7/2003         3,500,906
   4,000,000   Credit Suisse First Boston Mortgage Securities Corporation       3.861         3/15/2036         3,998,740
   7,000,000   Equitable Life Assurance Society USA                             6.950         12/1/2005         7,644,812
   3,000,000   First National Master Note Trust(c)                              1.220        11/15/2003         3,004,980
   4,000,000   General Electric Capital Corporation                             6.750         3/15/2032         4,435,452
   2,000,000   Household Finance Corporation                                    5.750         1/30/2007         2,159,334
   2,000,000   Household Finance Corporation                                    5.875          2/1/2009         2,162,842
   1,500,000   Household Finance Corporation                                    6.375        11/27/2012         1,633,494
   5,000,000   ING Capital Funding Trust III                                    8.439        12/29/2049         6,226,640
     700,000   International Lease Finance Corporation                          4.000         1/17/2006           720,006
   2,750,000   International Lease Finance Corporation                          5.625          6/1/2007         2,958,552
   5,500,000   J.P. Morgan Chase & Company                                      6.400         6/20/2008         5,458,750
   2,970,000   J.P. Morgan Chase & Company                                      8.000         6/20/2008         3,029,400
  28,140,000   Lehman Brothers, Inc.                                            6.539         8/15/2008        30,478,995
   5,000,000   Montpelier Reinsurance Holdings, Ltd.                            6.125         8/15/2013         5,050,940
   1,920,000   Morgan Stanley and Company(d)                                    9.395        12/15/2012         1,982,803
   6,000,000   PNC Funding Corporation(e)                                       5.250        11/15/2015         5,961,576
   1,625,000   Travelers Property Casualty Company                              4.500         4/15/2032         1,548,300
   4,000,000   United Overseas Bank, Ltd.                                       4.500          7/2/2013         3,803,844
   2,000,000   Wells Fargo Financial, Inc.                                      4.875         6/12/2007         2,136,536
   4,500,000   Wells Fargo Financial, Inc.                                      7.730%        12/1/2026         4,958,316
   6,000,000   Westpac Capital Trust III                                        5.819        12/29/2049         6,167,340
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                               135,879,632
=========================================================================================================================

Foreign (4.8%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Corporacion Andina de Fomento                                    6.875         3/15/2012         7,151,462
   7,250,000   Federal Home Loan Bank(f)                                        1.625         4/15/2005         7,248,332
   5,000,000   Mexico Government International                                  9.875          2/1/2010         6,275,000
   1,000,000   Mexico Government International                                  6.375         1/16/2013         1,029,000
   1,166,667   Pemex Finance, Ltd.                                              8.450         2/15/2007         1,271,060
   4,000,000   Pemex Finance, Ltd.                                              9.030         2/15/2011         4,766,360
   6,500,000   Republic of Italy                                                5.375         6/15/2033         6,203,594
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                   33,944,808
=========================================================================================================================

Mortgage-Backed Securities (6.1%)
-------------------------------------------------------------------------------------------------------------------------
  11,500,000   Federal National Mortgage Association 15-Yr. Conventional(e)     5.500         11/1/2018        11,837,812
  30,000,000   Federal National Mortgage Association 30-Yr. Conventional(e)     6.000         11/1/2033        30,796,860
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                42,634,672
=========================================================================================================================

Technology (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   Electronic Data Systems Corporation                              6.000          8/1/2013         4,261,064
   1,200,000   Flextronics International, Ltd.                                  6.500         5/15/2013         1,185,000
   1,650,000   Seagate Technology HDD Holdings                                  8.000         5/15/2009         1,798,500
   1,100,000   Unisys Corporation                                               6.875         3/15/2010         1,168,750
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 8,413,314
=========================================================================================================================

Transportation (3.6%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   CNF, Inc.                                                        8.875          5/1/2010         4,783,707
   2,250,000   Delta Air Lines, Inc.                                            6.417          7/2/2012         2,347,810
   3,553,202   Federal Express Corporation                                      6.720         1/15/2022         4,138,378
   5,250,000   Hertz Corporation                                                7.400          3/1/2011         5,308,385
   4,000,000   Southwest Airlines Company                                       5.496         11/1/2006         4,306,540
   5,398,672   United Air Lines, Inc.(g)                                        7.186          4/1/2011         4,628,606
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                            25,513,426
=========================================================================================================================

U.S. Government (11.5%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Federal Home Loan Mortgage Corporation(c)                        1.107         12/9/2003         9,998,130
   6,000,000   Federal Home Loan Mortgage Corporation(f)                        4.500         8/15/2004         6,149,292
   8,000,000   Student Loan Marketing Association(f)                            2.000         3/15/2005         8,030,656
  11,250,000   U.S. Treasury Bonds(f)                                           6.125         8/15/2029        12,630,319
  15,718,920   U.S. Treasury Inflation Indexed Bonds(f)                         3.875         4/15/2029        19,907,148
   3,375,000   U.S. Treasury Notes(b)                                           2.250         7/31/2004         3,402,554
   4,750,000   U.S. Treasury Notes(f)                                           2.125        10/31/2004         4,790,822
   1,750,000   U.S. Treasury Notes(f)                                           1.625         4/30/2005         1,752,256
   2,500,000   U.S. Treasury Notes(f)                                           4.625         5/15/2006         2,653,222
     500,000   U.S. Treasury Notes(f)                                           2.375         8/15/2006           501,562
   2,500,000   U.S. Treasury Notes(f)                                           3.000         2/15/2008         2,501,368
   5,500,000   U.S. Treasury Notes(f)                                           3.250         8/15/2008         5,512,678
   3,000,000   U.S. Treasury Notes(f)                                           3.875         2/15/2013         2,916,444
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           80,746,451
=========================================================================================================================

Utilities (9.8%)
-------------------------------------------------------------------------------------------------------------------------
   5,500,000   American Electric Power Company, Inc.(b)                         5.250          6/1/2015         5,314,260
   1,250,000   ANR Pipeline Company(b)                                          8.875         3/15/2010         1,362,500
   4,000,000   CalEnergy Company, Inc.                                          7.630        10/15/2007         4,502,016
   4,350,000   Calpine Corporation                                              8.500         7/15/2010         3,980,250
   1,000,000   Calpine Corporation                                              8.500         2/15/2011           715,000
   2,000,000   Centerpoint Energy, Inc.                                         7.250          9/1/2010         2,143,206
   2,000,000   El Paso Corporation                                              7.800          8/1/2031         1,515,000
     600,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           654,000
   3,000,000   FirstEnergy Corporation                                          6.450        11/15/2011         3,186,699
   4,380,129   FPL Energy Virginia Funding Corporation                          7.520         6/30/2019         4,700,448
   2,250,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010         2,624,242
   2,000,000   Kinder Morgan Energy Partners, LP                                7.750         3/15/2032         2,356,884
   4,000,000   National Rural Utilities Cooperative Finance Corporation(c)      1.539         11/7/2003         4,017,276
   5,000,000   NiSource Finance Corporation                                     7.625        11/15/2005         5,482,245
     500,000   Pepco Holdings, Inc.                                             3.750         2/15/2006           508,803
   3,250,000   Pinnacle West Capital Corporation                                6.400          4/1/2006         3,452,956
   1,250,000   Power Contract Financing, LLC                                    5.200          2/1/2006         1,247,225
   2,000,000   Power Contract Financing, LLC                                    6.256          2/1/2010         1,965,280
   3,000,000   Power Receivables Finance, LLC                                   6.290          1/1/2012         3,040,650
   1,500,000   PSE&G Energy Holdings, Inc.                                      7.750         4/16/2007         1,515,000
   1,875,000   PSE&G Energy Holdings, Inc.                                      8.625         2/15/2008         1,940,625
   2,000,000   Public Service Company of New Mexico                             4.400         9/15/2008         2,017,340
   3,450,000   Texas New Mexico Power Company                                   6.125          6/1/2008         3,480,895
   2,000,000   Transcontinental Gas Pipe Corporation                            8.875         7/15/2012         2,340,000
   4,500,000   TXU Corporation                                                  6.375         6/15/2006         4,770,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                 68,832,800
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $624,381,481)                                               643,936,689
=========================================================================================================================

      Shares   Preferred Stock (0.1%)                                                                               Value
-------------------------------------------------------------------------------------------------------------------------
      14,100   ALLTEL Corporation                                                                                $690,900
-------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stock (cost $700,864)                                                              690,900
=========================================================================================================================

                                                                             Exercise        Expiration
   Contracts   Options on U.S. Treasury Bond Futures(h)                         Price              Date             Value
-------------------------------------------------------------------------------------------------------------------------
         100   U.S. Treasury Bond Futures*                                       $108        11/22/2003            $7,813
-------------------------------------------------------------------------------------------------------------------------
               Total Options on U.S. Treasury Bond Futures (cost $44,775)                                           7,813
=========================================================================================================================

   Principal                                                              Interest             Maturity
      Amount   Short-Term Investments (8.4%)                                  Rate(i)              Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $19,300,000   Alpine Securitization Corporation                                1.050%        11/3/2003       $19,298,874
   5,000,000   Alpine Securitization Corporation                                1.050        11/13/2003         4,998,250
   2,787,000   Amsterdam Funding Corporation                                    1.060         11/3/2003         2,786,836
  10,950,000   Amsterdam Funding Corporation                                    1.050        11/13/2003        10,946,168
   5,259,000   Federal Home Loan Bank                                           1.030        12/17/2003         5,252,079
  10,000,000   Federal Home Loan Mortgage Corporation                           1.000        11/18/2003         9,995,453
   6,000,000   Preferred Receivables Funding Corporation                        1.050        11/13/2003         5,997,975
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                59,275,635
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $684,402,755)                                                         $703,911,037
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(d) Step coupon bond for which the current coupon and
    next scheduled reset date are shown.

(e) Denotes investments purchased on a when-issued basis.

(f) At October 31, 2003, U.S. Treasury Notes and other
    securities valued at $54,704,837 were pledged as
    initial margin or earmarked as collateral to cover
    open financial futures contracts as follows:

                                                                                         Notional
                           Number of    Expiration                        Market        Principal        Unrealized
Type                       Contracts          Date       Position          Value           Amount              Loss
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury                 490    December 2003          Short    $55,025,471      $54,084,420          $941,051

(g) Bankrupt security.

(h) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Lutheran Brotherhood Income Fund.

(i) The interest rate shown reflects the current yield,
    or for securities purchased at a discount, the
    discount rate at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund
Schedule of Investments as of October 31, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (99.8%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Alabama (0.8%)
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Huntsville, Alabama Health Care Authority Revenue
               Bonds (Series B)                                                 5.750%         6/1/2032        $5,109,250
-------------------------------------------------------------------------------------------------------------------------
               Total Alabama                                                                                    5,109,250
=========================================================================================================================

Alaska (0.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,155,000   Alaska Energy Authority Power Revenue Refunding
               Bonds (Bradle  5.000                                                         7/1/2021            3,233,591
-------------------------------------------------------------------------------------------------------------------------
               Total Alaska                                                                                     3,233,591
=========================================================================================================================

Arizona (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Glendale, Arizona Industrial Development Authority
               (Midwestern University) (Series A)                                5.750     5/15/2021              531,570
   2,250,000   Phoenix, Arizona Civic Improvement Corporation
               Wastewater System Revenue Bonds (FGIC Insured)(b)                 6.000      7/1/2020            2,684,880
   2,000,000   Phoenix, Arizona Industrial Development Authority
               Government Office Lease Revenue Bonds
               (Capital Mall Project) (AMBAC Insured)                            5.375     9/15/2020            2,121,520
   1,700,000   Pima County, Arizona Unified School District #16
               Catalina Foothills (Series A) (MBIA Insured)                      8.900      7/1/2005            1,910,290
   1,000,000   Pinal County, Arizona Unified School District #43
               Apache Junction (Series A) (FGIC Insured)(b)                      5.800      7/1/2011            1,119,730
     500,000   Yavapai County, Arizona Hospital Revenue (Yavapai
               Regional Medical Center) (Series A)                               6.000      8/1/2033              501,625
-------------------------------------------------------------------------------------------------------------------------
               Total Arizona                                                                                    8,869,615
=========================================================================================================================

Arkansas (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     740,000   Arkansas Housing Development Agency Single
               Family Mortgage Revenue Bonds (FHA Insured)(b)                    8.375      7/1/2010              895,578
   1,000,000   Arkansas State Community Water System Public
               Water Authority Revenue (Series B) (MBIA Insured)                 5.000     10/1/2023            1,018,870
   3,000,000   Jonesboro, Arkansas Residential Housing and Health
               Care Facilities Revenue Bonds (St. Bernards Regional
               Medical Center) (AMBAC Insured)                                   5.800      7/1/2011            3,313,830
     875,000   Pope County, Arkansas Pollution Control Revenue
               Bonds (Arkansas Power and Light Company Project) (FSA Insured)    6.300     12/1/2016              916,650
-------------------------------------------------------------------------------------------------------------------------
               Total Arkansas                                                                                   6,144,928
=========================================================================================================================

California (9.7%)
-------------------------------------------------------------------------------------------------------------------------
   3,450,000   Anaheim, California Public Financing Authority
               Lease Revenue Bonds (Public Improvements Project)
               (Series A) (FSA Insured)                                          6.000      9/1/2024            3,932,206
   5,000,000   California Infrastructure & Economic Bank Revenue
               (Bay Area Toll Bridges) (1st Lien-A)                              5.000      7/1/2025            5,070,000
  10,000,000   California State General Obligation Bonds                         5.000      2/1/2020           10,013,500
   2,000,000   California State General Obligation Bonds
               (AMBAC Insured)                                                   6.300      9/1/2010            2,370,640
   3,000,000   California State Public Works Board Lease Revenue
               Bonds (Department of Corrections State Prison)                   7.400      9/1/2010            3,659,880
   4,000,000   California State Public Works Board Lease Revenue
               Bonds (UCLA Replacement Hospital) (Series A)
               (FSA Insured)                                                     5.375     10/1/2015            4,390,920
   1,500,000   California State Revenue General Obligation Bonds                 7.000      8/1/2006            1,688,160
     300,000   California State Unrefunded General Obligation
               Bonds (MBIA Insured)                                              6.000      8/1/2016              315,255
   1,000,000   California State Veterans General Obligation
               Revenue Bonds (FGIC) (Series AT)                                  9.500      2/1/2010            1,315,870
     835,000   Central Valley Financing Authority Cogeneration
               Project Revenue Bonds (Carson Ice-Gen Project)                    6.000      7/1/2009              854,430
   2,385,000   Orange County, California Recovery Certificates Of
               Participation Bonds (Series A) (MBIA Insured)                     5.800      7/1/2016            2,634,495
   1,785,000   Palmdale, California Civic Authority Revenue
               Bonds (Series A)                                                  6.600      9/1/2034            1,858,828
   5,000,000   Pittsburg, California Redevelopment Agency Tax
               Allocation Bonds (Los Medanos Community
               Development Project) (AMBAC Insured)                        Zero Coupon      8/1/2024            1,616,350
   2,815,000   Riverside County, California Transportation
               Commission Sales Tax Revenue Bonds (Series A)
               (MBIA/IBC Insured)                                          Zero Coupon      6/1/2004            2,796,759
     500,000   Sacramento, California Cogeneration Authority
               Bonds (Procter and Gamble Project)(b)                             6.375      7/1/2010              552,345
     500,000   Sacramento, California Cogeneration Authority
               Revenue Bonds (Procter and Gamble Project)                        6.375      7/1/2010              538,250
   1,500,000   San Francisco, California Bay Area Rapid Transit
               District Sales Tax Revenue Bonds (AMBAC Insured)                  6.750      7/1/2010            1,827,045
  15,000,000   San Joaquin Hills Transportation Corridor Agency,
               California Toll Road Revenue Bonds(b,c)                           7.650      1/1/2013           18,502,799
-------------------------------------------------------------------------------------------------------------------------
               Total California                                                                                63,937,732
=========================================================================================================================

Colorado (5.7%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Boulder Larimer Weld Counties, Colorado St. Vrain
               Valley Public School District General Obligation
               Bonds (Series A) (MBIA Insured)                             Zero Coupon    12/15/2004            4,926,350
   2,500,000   Boulder Larimer Weld Counties, Colorado St. Vrain
               Valley Public School District General
               Obligation Bonds (Series A) (MBIA Insured)                  Zero Coupon    12/15/2003            2,494,512
   1,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab
               School Project)                                                   5.750      6/1/2016            1,009,680
   1,000,000   Colorado Educational and Cultural Facilities
               Authority Revenue Bonds (University Lab
               School Project)                                                   6.250      6/1/2031            1,009,450
   3,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Evangelical Lutheran Good Samaritan)                             6.800     12/1/2020            3,249,960
   1,000,000   Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                 6.500      9/1/2020            1,055,070
     500,000   Colorado Health Facilities Authority Revenue Bonds
               (Parkview Medical Center Project)                                 6.600      9/1/2025              529,695
     195,000   Colorado Housing and Finance Authority Single
               Family Revenue Bonds (Series A-3)                                 7.000     11/1/2016              202,498
   1,915,000   Colorado Housing and Finance Authority Single
               Family Revenue Bonds (Series D-2) (Subject to 'AMT')              6.350     11/1/2029            2,030,187
      70,000   Colorado Water Resources and Power Development
               Authority Clean Water Revenue Unrefunded Bonds
               (Series A) (FSA Insured)                                          6.250      9/1/2013               70,667
   6,000,000   Denver, Colorado City & County Bonds                              5.600     10/1/2029            6,453,900
   1,000,000   Denver, Colorado Health and Hospital Authority
               Healthcare Revenue Bonds (Series A)                               6.000     12/1/2023              998,710
     150,000   Douglas County, Colorado School District #RE-1
               Douglas and Elbert Counties General
               Obligation Bonds (Series A) (MBIA Insured)                        6.500    12/15/2016              159,861
   3,350,000   Douglas County, Colorado School District Number 1
               Douglas and Elbert General Obligation Bonds
               (Series A) (MBIA Insured)(b)                                      6.500    12/15/2016            3,585,002
   1,000,000   Eagle Garfield and Routt Counties School District
               General Obligation Bonds (FGIC Insured)(b)                        6.300     12/1/2012            1,075,820
   1,890,000   Goldsmith, Colorado Metropolitan District
               Capital Appreciation General Obligation Bonds
               (MBIA Insured)                                              Zero Coupon      6/1/2007            1,723,396
   1,890,000   Goldsmith, Colorado Metropolitan District
               Capital Appreciation General Obligation Bonds
               (MBIA Insured)                                              Zero Coupon      6/1/2008            1,645,585
   1,885,000   Goldsmith, Colorado Metropolitan District
               Capital Appreciation General Obligation Bonds
               (MBIA Insured)                                              Zero Coupon     12/1/2008            1,616,783
   3,000,000   Larimer County, Colorado School District #R 1
               Poudre Valley (MBIA/IBC Insured)                                  7.000    12/15/2016            3,843,360
-------------------------------------------------------------------------------------------------------------------------
               Total Colorado                                                                                  37,680,486
=========================================================================================================================

Connecticut (0.7%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Connecticut State Special Tax Obligation Revenue
               Bonds (Transportation Infrastructure) (Series B)                  6.500     10/1/2010            4,834,480
-------------------------------------------------------------------------------------------------------------------------
               Total Connecticut                                                                                4,834,480
=========================================================================================================================

Florida (0.6%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Florida Intergovernmental Finance Commission
               Capital Revenue Bonds                                             5.125      5/1/2021              773,768
   1,520,000   Florida State Revenue Bonds (Jacksonville
               Transportation)                                                   5.000      7/1/2019            1,565,068
   1,500,000   Jacksonville, Florida Health Facilities Authority
               Revenue Bonds (Series C)(b)                                       5.750     8/15/2015            1,728,000
-------------------------------------------------------------------------------------------------------------------------
               Total Florida                                                                                    4,066,836
=========================================================================================================================

Georgia (4.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,620,000   Atlanta, Georgia Water and Wastewater Revenue
               Bonds (Series A) (FGIC Insured)(b)                                5.000     11/1/2038            2,962,434
   2,000,000   Brunswick, Georgia Water and Sewer Revenue
               Refunding Bonds (MBIA Insured)                                    6.000     10/1/2011            2,329,260
   1,500,000   Brunswick, Georgia Water and Sewer Revenue
               Refunding Bonds (MBIA Insured)                                    6.100     10/1/2019            1,810,680
   1,000,000   Chatham County, Georgia Hospital Authority
               Revenue Bonds (Memorial Health University
               Medical Center)                                                   6.125      1/1/2024            1,041,400
   5,000,000   Cherokee County, Georgia Water and Sewer
               Authority Revenue Refunding Bonds (MBIA Insured)                  5.500      8/1/2018            5,714,200
   1,000,000   Georgia State General Obligation Bonds (Series B)                 6.300      3/1/2009            1,175,520
   1,000,000   Georgia State General Obligation Bonds (Series B)                 6.300      3/1/2010            1,185,370
   2,000,000   Georgia State General Obligation Bonds (Series B)                 5.650      3/1/2012            2,295,720
   3,500,000   Georgia State General Obligation Bonds (Series D)                 5.000      8/1/2012            3,870,265
   1,000,000   McDuffie County, Georgia Development Authority
               Waste Disposal Revenue (Temple-Inland, Inc.)                      6.950     12/1/2023            1,043,360
   5,000,000   Rockdale County, Georgia Water and Sewer
               Authority Revenue Bonds (Series A) (MBIA Insured)                 5.500      7/1/2025            5,283,900
-------------------------------------------------------------------------------------------------------------------------
               Total Georgia                                                                                   28,712,109
=========================================================================================================================

Hawaii (2.2%)
-------------------------------------------------------------------------------------------------------------------------
   7,330,000   Hawaii State Highway Revenue Bonds                                5.500      7/1/2018            8,372,766
   1,000,000   Honolulu, Hawaii City & County (Series A)
               (FSA Insured)                                                     5.250      9/1/2024            1,029,710
   5,000,000   Honolulu, Hawaii City & County (Series A)
               (FSA Insured)                                                     5.250      3/1/2027            5,138,200
-------------------------------------------------------------------------------------------------------------------------
               Total Hawaii                                                                                    14,540,676
=========================================================================================================================

Idaho (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Idaho Falls, Idaho General Obligation Bonds
               (FGIC Insured)                                              Zero Coupon      4/1/2007              921,040
   3,115,000   Idaho Falls, Idaho General Obligation Bonds
               (FGIC Insured)                                              Zero Coupon      4/1/2010            2,488,760
   2,000,000   Idaho Falls, Idaho General Obligation Bonds
               (FGIC Insured)                                              Zero Coupon      4/1/2011            1,509,820
-------------------------------------------------------------------------------------------------------------------------
               Total Idaho                                                                                      4,919,620
=========================================================================================================================

Illinois (5.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Alton, Illinois Hospital Facilities Revenue and
               Refunding Bonds (St. Anthony's Health Center)                     6.000      9/1/2014              992,690
  10,000,000   Chicago, Illinois Capital Appreciation City Colleges
               General Obligation Bonds (FGIC Insured)                     Zero Coupon      1/1/2024            3,370,700
   3,000,000   Chicago, Illinois Lakefront Millennium Project
               General Obligation Bonds (MBIA Insured)                     Zero Coupon      1/1/2029            2,685,180
   2,500,000   Cook County, Illinois General Obligation Bonds
               (Series A) (MBIA Insured)                                         6.250    11/15/2011            2,985,975
   1,710,000   Du Page Cook & Will Counties, Illinois Community
               College District Number 502                                       5.000      1/1/2017            1,808,188
   1,000,000   Illinois Development Finance Authority Revenue
               Bonds (Midwestern University) (Series B)                          6.000     5/15/2026            1,053,980
   1,000,000   Illinois Educational Facilities Authority Student
               Housing Revenue Bonds (University Center Project)                 6.625      5/1/2017            1,068,580
   2,000,000   Illinois Health Facilities Authority Revenue
               Bonds (Lutheran General Health Care Facilities)
               (FSA Insured)                                                     6.000      4/1/2018            2,347,900
   1,995,000   Illinois Health Facilities Authority Revenue Bonds
               (Swedish American Hospital)                                       6.875    11/15/2030            2,136,844
   2,000,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds
               (AMBAC Insured)                                             Zero Coupon     6/15/2017            1,044,780
   1,500,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds
               (AMBAC Insured)                                             Zero Coupon     6/15/2018              736,515
   1,500,000   Illinois Sports Facilities Authority State Tax
               Supported Capital Appreciation Revenue Bonds
               (AMBAC Insured)                                             Zero Coupon     6/15/2019              693,030
   7,925,000   Illinois State Sales Tax Revenue Bonds (Second Series)            5.750     6/15/2018            9,208,137
   1,410,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick
               Place Exposition Project) (FGIC Insured)                          5.250    12/15/2028            1,456,121
  17,505,000   Metropolitan Pier and Exposition Authority Illinois
               State Tax Revenue Bonds (McCormick
               Place Exposition Project) (Series A) (FGIC Insured)         Zero Coupon     6/15/2020            7,463,782
-------------------------------------------------------------------------------------------------------------------------
               Total Illinois                                                                                  39,052,402
=========================================================================================================================

Indiana (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   4,000,000   Avon, Indiana Community School Building
               Corporation Revenue Bonds (First Mortgage)
               (AMBAC Insured)                                                   5.250      1/1/2022            4,187,280
     700,000   Ball State University, Indiana University Student
               Fee Revenue Bonds (Series K) (FGIC Insured)                       5.750      7/1/2020              770,812
   2,120,000   Purdue University, Indiana Revenue Bonds
               (Student Fees) (Series L)                                         5.000      7/1/2020            2,180,166
-------------------------------------------------------------------------------------------------------------------------
               Total Indiana                                                                                    7,138,258
=========================================================================================================================

Iowa (1.0%)
-------------------------------------------------------------------------------------------------------------------------
   4,500,000   Iowa Finance Authority Health Care Facilities
               Revenue Bonds (Genesis Medical Center)                            6.250      7/1/2025            4,710,060
   2,000,000   Iowa Financial Authority Revenue Bonds
               (Iowa State Revolving Fund)(b)                                    6.250      5/1/2024            2,070,680
-------------------------------------------------------------------------------------------------------------------------
               Total Iowa                                                                                       6,780,740
=========================================================================================================================

Kansas (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     920,000   Kansas City, Kansas Utility System Capital
               Appreciation Unrefunded Revenue Bonds
               (AMBAC Insured)                                             Zero Coupon      3/1/2007              851,856
   1,255,000   Kansas City, Kansas Utility System Capital
               Appreciation Revenue Bonds (AMBAC Insured) (6)              Zero Coupon      3/1/2007            1,163,950
   2,605,000   Kansas City, Kansas Utility System Revenue
               Bonds (FGIC Insured)(b)                                           6.375      9/1/2023            2,771,460
   5,395,000   Kansas City, Kansas Utility System Unrefunded
               Revenue Bonds (FGIC Insured)(b)                                   6.375      9/1/2023            5,739,740
   1,000,000   Kansas State Development Finance Authority
               Health Facilities Revenue Bonds (Stormont Vail
               Healthcare) (Series K)                                            5.375    11/15/2024            1,035,320
2,000,000      Olathe, Kansas Health Facilities Revenue Bonds
               (Olathe Medical Center Project) (Series A)
               (AMBAC Insured)                                                   5.500      9/1/2025            2,069,740
-------------------------------------------------------------------------------------------------------------------------
               Total Kansas                                                                                    13,632,066
=========================================================================================================================

Kentucky (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   5,345,000   Kentucky State Turnpike Authority Economic
               Development Revenue Bonds (Revitalization
               Project) (FGIC Insured)                                     Zero Coupon      1/1/2010            4,326,083
   3,000,000   Maysville, Kentucky Solid Waste Disposal Facility
               Revenue (Inland Container Corporate Project)                      6.900      9/1/2022            3,117,750
-------------------------------------------------------------------------------------------------------------------------
               Total Kentucky                                                                                   7,443,833
=========================================================================================================================

Louisiana (1.3%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   New Orleans, Louisiana General Obligation Bonds
               (AMBAC Insured)                                             Zero Coupon      9/1/2012            4,519,905
   3,000,000   Orleans Parish, Louisiana School Board
               Administration Offices Revenue Bonds
               (MBIA Insured)(b)                                                 8.950      2/1/2008            3,794,220
-------------------------------------------------------------------------------------------------------------------------
               Total Louisiana                                                                                  8,314,125
=========================================================================================================================

Maine (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Maine Health and Higher Educational Facilities
               Authority Revenue Bonds (Series B) (FSA Insured)(b)               7.000      7/1/2024            1,323,876
-------------------------------------------------------------------------------------------------------------------------
               Total Maine                                                                                      1,323,876
=========================================================================================================================

Maryland (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   Frederick County, Maryland Educational Facilities
               Revenue Bonds (Mount Saint Mary's College)
               (Series A)                                                        5.750      9/1/2025            1,263,950
   1,940,000   Maryland State Economic Development Corporation
               Revenue Bonds (Lutheran World Relief)                             7.200      4/1/2025            2,060,086
     500,000   Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds (Johns
               Hopkins University) (Series A)                                    5.000      7/1/2032              502,485
   1,000,000   Maryland State Health and Higher Educational
               Facilities Authority Revenue Bonds
               (University of Maryland Medical System)                           6.000      7/1/2022            1,051,190
   4,500,000   Morgan State University, Maryland Academic and
               Auxiliary Facilities Fees Revenue Bonds
               (MBIA Insured)                                                    6.050      7/1/2015            5,402,745
-------------------------------------------------------------------------------------------------------------------------
               Total Maryland                                                                                  10,280,456
=========================================================================================================================

Massachusetts (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Massachusetts State General Obligation Bonds
               (Series B)(b)                                                     6.500      8/1/2008            2,351,840
   2,500,000   Massachusetts State Health and Educational
               Facilities Authority Revenue Bonds (Daughters
               of Charity) (Series D)(b)                                         6.100      7/1/2014            2,621,975
-------------------------------------------------------------------------------------------------------------------------
               Total Massachusetts                                                                              4,973,815
=========================================================================================================================

Michigan (4.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,355,000   John Tolfree Health System Corporation Michigan
               Mortgage Revenue Bonds                                            5.850     9/15/2013            2,358,156
   1,500,000   Livonia, Michigan Public Schools School District
               General Obligation Bonds (FGIC Insured)(b)                  Zero Coupon      5/1/2009            1,253,490
   2,460,000   Michigan Municipal Board Authority Revenue
               Bonds (Local Government Loan Program)
               (FGIC Insured)                                              Zero Coupon     12/1/2005            2,376,655
      45,000   Michigan State Hospital Finance Authority Revenue
               Bonds (Detroit Medical Center)                                    8.125     8/15/2012               44,257
   2,825,000   Michigan State Hospital Finance Authority Revenue
               Bonds (MBIA Insured)                                              5.375     8/15/2014            3,171,854
     175,000   Michigan State Hospital Finance Authority Revenue
               Bonds (Series P) (MBIA Insured)(b)                                5.375     8/15/2014              195,097
   2,750,000   Michigan State Hospital Finance Authority Revenue
               Refunding Bonds (Crittenton Hospital) (Series A)                  5.500      3/1/2022            2,756,820
   4,500,000   Rochester, Michigan Community School District
               (MBIA Insured)                                                    5.000      5/1/2019            4,869,135
   3,320,000   Sault Ste. Marie, Michigan Chippewa Indians
               Housing Authority (Tribal Health and Human
               Services Center)                                                  7.750      9/1/2012            3,353,300
   2,000,000   St. Clair County, Michigan Economic Development
               Corporation Revenue Bonds (Detroit Edison)
               (Series AA) (AMBAC Insured)                                       6.400      8/1/2024            2,311,140
   3,560,000   Wayne State University, Michigan University
               Revenues (FGIC Insured)                                           5.125    11/15/2029            3,604,749
   3,455,000   West Ottawa, Michigan Public School District
               General Obligation Bonds (MBIA Insured)                     Zero Coupon      5/1/2004            3,434,857
   1,860,000   West Ottawa, Michigan Public School District
               General Obligation Bonds (MBIA Insured)                     Zero Coupon      5/1/2005            1,813,965
-------------------------------------------------------------------------------------------------------------------------
               Total Michigan                                                                                  31,543,475
=========================================================================================================================

Minnesota (4.4%)
-------------------------------------------------------------------------------------------------------------------------
     285,000   Duluth, Minnesota Economic Development
               Authority Health Care Facilities Revenue Bonds
               (Duluth Clinic) (AMBAC Insured)(b)                                6.300     11/1/2022              299,740
     800,000   Minneapolis and Saint Paul, Minnesota Housing &
               Redevelopment Authority Health Care System
               (Healthpartners Obligation Group Project)                         6.000     12/1/2021              809,424
   1,000,000   Minneapolis and St. Paul, Minnesota Metropolitan
               Airports Commission Airport Revenue Bonds
               (Series C) (FGIC Insured)                                         5.125      1/1/2020            1,035,950
   7,685,000   Minneapolis, Minnesota Community Development
               Agency Tax Increment Revenue Bonds
               (MBIA Insured)                                              Zero Coupon      3/1/2009            6,484,065
   5,000,000   Minnesota Agricultural and Economic
               Development Board Health Care System
               Revenue Bonds (Fairview Hospital) (Series A)
               (MBIA Insured)                                                    5.750    11/15/2026            5,335,750
   3,750,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (Augsburg College) (Series 4-F1)                    6.250      5/1/2023            3,911,250
   1,000,000   Minnesota Higher Education Facilities Authority
               Revenue Bonds (College of Art and Design)
               (Series 5-D)                                                      6.625      5/1/2020            1,082,100
   3,620,000   Minnesota State General Obligation Bonds                          5.250      8/1/2017            3,906,885
   1,000,000   Northfield, Minnesota Hospital Revenue (Series C)                 6.000     11/1/2021            1,020,390
   1,300,000   Northfield, Minnesota Hospital Revenue (Series C)                 6.000     11/1/2026            1,322,321
   2,040,000   Northfield, Minnesota Hospital Revenue (Series C)                 6.000     11/1/2031            2,061,971
   1,690,000   St. Paul, Minnesota Housing and Redevelopment
               Authority Lease Parking Facilities Revenue Bonds
               (Rivercentre Parking Ramp)                                        6.000      5/1/2013            1,876,711
-------------------------------------------------------------------------------------------------------------------------
               Total Minnesota                                                                                 29,146,557
=========================================================================================================================

Missouri (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds
               (Barnes Jewish, Inc. Christian) (Series A)                        5.250     5/15/2014            3,250,290
   1,000,000   Missouri State Health and Educational Facilities
               Authority Health Facilities Revenue Bonds
               (Saint Anthony's Medical Center)                                  6.250     12/1/2030            1,043,820
     655,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)                      6.500     2/15/2021              674,440
   1,345,000   Missouri State Health and Educational Facilities
               Authority Revenue Bonds (Lake of the Ozarks)(b)                   6.500     2/15/2021            1,519,366
     535,000   Missouri State Housing Development Community
               Single Family Mortgage Revenue Bonds
               (Series C-1) (GNMA/FNMA Insured)                                  6.550      9/1/2028              560,327
-------------------------------------------------------------------------------------------------------------------------
               Total Missouri                                                                                   7,048,243
=========================================================================================================================

Montana (0.8%)
-------------------------------------------------------------------------------------------------------------------------
   2,385,000   Montana State Board of Investment Refunded
               Balance 1996 Payroll Tax Revenue Bonds
               (MBIA Insured)(b)                                                 6.875      6/1/2020            2,749,261
     775,000   Montana State Board of Investment Refunded
               Revenue Bonds (1996 Payroll Tax) (MBIA Insured)(b)                6.875      6/1/2020              893,366
   1,240,000   Montana State Board of Investment Refunded
               Revenue Bonds (Payroll Tax) (MBIA Insured)(b)                     6.875      6/1/2020            1,429,385
-------------------------------------------------------------------------------------------------------------------------
               Total Montana                                                                                    5,072,012
=========================================================================================================================

Nebraska (0.6%)
-------------------------------------------------------------------------------------------------------------------------
   3,455,000   Omaha Public Power District Revenue Bonds
               (Series B)(b)                                                     6.150      2/1/2012            4,068,504
-------------------------------------------------------------------------------------------------------------------------
               Total Nebraska                                                                                   4,068,504
=========================================================================================================================

New Hampshire (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,100,000   New Hampshire State Turnpike System Revenue
               Bonds (Series C) (FGIC Insured)(d)                               12.314     12/4/2003           1,372,316
-------------------------------------------------------------------------------------------------------------------------
               Total New Hampshire                                                                              1,372,316
=========================================================================================================================

New Jersey (2.3%)
-------------------------------------------------------------------------------------------------------------------------
   1,250,000   East Orange, New Jersey General Obligation Bonds
               (FSA Insured)                                                     8.400      8/1/2006            1,473,138
   1,110,000   New Jersey Health Care Facilities Finance Authority
               Revenue Bonds (AMBAC Insured)                                     6.100      7/1/2010            1,163,180
   2,310,000   New Jersey State Transit Corporation Certificate of
               Participation Bonds (FSA Insured)(b)                              6.375     10/1/2006            2,514,273
   1,005,000   New Jersey State Turnpike Authority Revenue
               Bonds (Series C) (AMBAC-TCRS Insured)                             6.500      1/1/2016            1,238,210
   3,695,000   New Jersey State Turnpike Authority Revenue
               Bonds (Series C) (AMBAC-TCRS Insured)(b)                          6.500      1/1/2016            4,499,623
   2,195,000   West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)(b)                   Zero Coupon    12/15/2007            1,991,545
   2,595,000   West New York, New Jersey Municipal Utilities
               Authority Revenue Bonds (FGIC Insured)(b)                   Zero Coupon    12/15/2009            2,150,269
-------------------------------------------------------------------------------------------------------------------------
               Total New Jersey                                                                                15,030,238
=========================================================================================================================

New Mexico (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,315,000   Alamogordo, New Mexico Hospital Revenue Bonds
               (Gerald Champion Memorial Hospital Project)                       5.300      1/1/2013            3,363,266
   5,000,000   Farmington, New Mexico Power Revenue Bonds(b)                     9.875      1/1/2013            5,611,900
   3,445,000   Farmington, New Mexico Utility System Revenue
               (AMBAC Insured)(b)                                                9.875      1/1/2008            3,989,861
-------------------------------------------------------------------------------------------------------------------------
               Total New Mexico                                                                                12,965,027
=========================================================================================================================

New York (5.5%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Metropolitan Transportation Authority New York
               Revenue Bonds (Series A) (FGIC Insured)                           5.000    11/15/2025            3,028,800
   2,000,000   Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (Series A)                5.500      7/1/2017            2,230,140
   4,225,000   Metropolitan Transportation Authority New York
               Transportation Facilities Revenue Bonds (Series O)(b)             5.750      7/1/2013            4,867,242
   2,860,000   New York State Thruway Authority Revenue Bonds
               (Series B) (FGIC Insured)(b)                                      6.000      4/1/2014            2,974,915
  10,000,000   New York State Urban Development Corporation
               Revenue Bonds (Correctional and Youth Facilities)
               (Series A)                                                        5.000      1/1/2017           10,732,700
   1,620,000   New York State Urban Development Corporation
               Revenue Bonds                                                     6.000      1/1/2009            1,852,616
   1,720,000   New York State Urban Development Corporation
               Revenue Bonds                                                     6.000      1/1/2010            1,980,769
   4,440,000   New York, New York City Municipal Transitional
               Finance Authority Revenue Bonds (Series A)(c)                     5.500     11/1/2011            4,994,911
   2,000,000   New York, New York City Municipal Water and Sewer
               System Revenue Bonds (Series A) (AMBAC Insured)                   5.875     6/15/2012            2,326,920
   1,000,000   Triborough, New York Bridge and Tunnel Authority
               Revenue Bonds (Series Q)(b)                                       6.750      1/1/2009            1,164,250
-------------------------------------------------------------------------------------------------------------------------
               Total New York                                                                                  36,153,263
=========================================================================================================================

North Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   North Carolina Eastern Municipal Power Agency
               Power System Revenue Bonds (Series D)                             5.500      1/1/2014            5,355,250
   4,000,000   North Carolina Municipal Power Agency #1
               Catawba Electric Revenue Bonds (Series B)
               (MBIA Insured)                                                    6.000      1/1/2011            4,661,480
-------------------------------------------------------------------------------------------------------------------------
               Total North Carolina                                                                            10,016,730
=========================================================================================================================

North Dakota (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   Grand Forks, North Dakota Health Care System
               Revenue Bonds (Altru Health Systems Group)                        7.125     8/15/2024            3,785,740
   2,000,000   North Dakota State Municipal Bond Bank
               (State Revolving Fund Program) (Series A)(b)                      6.300     10/1/2015            2,206,300
   1,340,000   North Dakota State Water Commission Revenue
               Bonds (Southwest Pipeline) (Series A)
               (AMBAC Insured)                                                   5.750      7/1/2027            1,434,939
-------------------------------------------------------------------------------------------------------------------------
               Total North Dakota                                                                               7,426,979
=========================================================================================================================

Ohio (4.0%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Akron, Ohio Certificates of Participation
               (Akron Municipal Baseball Stadium Project)(c)                     6.900     12/1/2016            2,751,825
     875,000   Akron, Ohio Economic Development
               (MBIA Insured)                                                    6.000     12/1/2012            1,037,418
   3,785,000   Cleveland, Ohio Public Power System Revenue
               Bonds (Series A) (MBIA Insured)(b)                                7.000    11/15/2024            4,090,298
   2,000,000   Lorain County, Ohio Hospital Revenue Bonds
               (Catholic Healthcare Partners)                                    5.400     10/1/2021            2,048,940
   2,000,000   Lucas County, Ohio Health Care Facilities Revenue
               Bonds (Sunset Retirement) (Series A)                              6.550     8/15/2024            2,087,600
   2,250,000   Ohio State Air Quality Development Authority
               Revenue Bonds (Columbus and Southern)
               (Series A) (FGIC Insured)                                         6.375     12/1/2020            2,281,298
   2,000,000   Ohio State Higher Educational Facility Commission
               Revenue Bonds (Case Western Reserve University)                   6.500     10/1/2020            2,505,300
     895,000   Ohio State Higher Educational Facility Commission
               Revenue Bonds (Higher Education Facility --
               Ohio Dominican)                                                   6.625     12/1/2014              885,450
   4,000,000   Ohio State Infrastructure Improvement (Series B)                  5.250      3/1/2014            4,387,320
   2,000,000   Ohio State Turnpike Commission Turnpike
               Revenue Bonds (Series A) (FGIC Insured)                           5.500     2/15/2024            2,213,400
   2,115,000   University of Akron, Ohio General Receipts
               Revenue Bonds (FGIC Insured)                                      5.500      1/1/2020            2,284,750
-------------------------------------------------------------------------------------------------------------------------
               Total Ohio                                                                                      26,573,599
=========================================================================================================================

Oklahoma (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   3,615,000   Bass, Oklahoma Memorial Baptist Hospital Authority
               Hospital Revenue (Bass Memorial Hospital Project)(b)              8.350      5/1/2009            4,250,987
   1,500,000   Oklahoma State Municipal Power Authority
               (Series B) (MBIA Insured)                                         5.875      1/1/2012            1,737,360
-------------------------------------------------------------------------------------------------------------------------
               Total Oklahoma                                                                                   5,988,347
=========================================================================================================================

Oregon (0.3%)
-------------------------------------------------------------------------------------------------------------------------
   2,000,000   Western Lane Hospital District Oregon Hospital
               Facility Authority Revenue (Sisters of Saint
               Joseph of Peace Project) (MBIA Insured)                           5.875      8/1/2012            2,096,980
-------------------------------------------------------------------------------------------------------------------------
               Total Oregon                                                                                     2,096,980
=========================================================================================================================

Pennsylvania (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   1,600,000   Allegheny County, Pennsylvania Hospital
               Development Authority Revenue Bonds (Allegheny
               General Hospital Project) (Series A) (MBIA Insured)(b)            6.200      9/1/2015            1,844,128
     565,000   Allegheny County, Pennsylvania Hospital
               Development Authority Revenue Bonds (West Penn
               Allegheny Health Systems) (Series B)                              8.550    11/15/2004              574,916
   2,575,000   Allegheny County, Pennsylvania Sanitation
               Authority Sewer Revenue (Series A) (FGIC Insured)           Zero Coupon      6/1/2008            2,261,314
   1,000,000   Lancaster County, Pennsylvania Hospital Authority
               Revenue Bonds                                                     5.500     3/15/2026              988,540
   3,170,000   Millcreek Township, Pennsylvania School District
               General Obligation Bonds (FGIC Insured)(b)                  Zero Coupon     8/15/2009            2,668,950
   3,000,000   Pennsylvania State General Obligation Bonds
               (Second Series) (AMBAC Insured)                             Zero Coupon      7/1/2006            2,842,590
   1,000,000   York County, Pennsylvania Solid Waste & Refuse
               Authority Solid Waste System Revenue
               (FGIC Insured)                                                    5.500     12/1/2012            1,144,670
-------------------------------------------------------------------------------------------------------------------------
               Total Pennsylvania                                                                              12,325,108
=========================================================================================================================

Puerto Rico (1.9%)
-------------------------------------------------------------------------------------------------------------------------
   2,830,000   Puerto Rico Commonwealth Aqueduct and Sewer
               Authority Revenue Bonds (Series A) (FSA Insured)(b)               9.000      7/1/2009            3,129,442
   3,000,000   Puerto Rico Commonwealth General
               Obligation Bonds(b)                                               6.450      7/1/2017            3,151,620
   3,000,000   Puerto Rico Electric Power Authority Power
               Revenue Bonds (Series T)(b)                                       6.000      7/1/2016            3,156,720
   3,000,000   Puerto Rico Industrial Tourist Educational Medical
               and Environmental Central Facilities Revenue Bonds
               (AES Cogen Facilities Project) (Subject to 'AMT')                 6.625      6/1/2026            3,131,070
-------------------------------------------------------------------------------------------------------------------------
               Total Puerto Rico                                                                               12,568,852
=========================================================================================================================

South Carolina (1.8%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Beaufort-Jasper, South Carolina Water and Sewer
               Authority Waterworks and Sewer Systems
               Refunding Revenue Bonds (FSA Insured)                             5.000      3/1/2021            1,036,590
   1,000,000   Greenwood County, South Carolina Hospital
               Revenue Bonds (Self Memorial Hospital)                            5.500     10/1/2026              998,080
   2,000,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                             6.250      1/1/2021            2,375,380
   5,000,000   Piedmont, South Carolina Municipal Power Agency
               Electric Revenue Bonds (FGIC Insured)                             5.000      1/1/2022            5,002,500
   2,000,000   Spartanburg, South Carolina Waterworks Revenue
               Bonds (FGIC Insured)                                              5.250      6/1/2028            2,084,860
-------------------------------------------------------------------------------------------------------------------------
               Total South Carolina                                                                            11,497,410
=========================================================================================================================

South Dakota (0.2%)
-------------------------------------------------------------------------------------------------------------------------
   1,170,000   South Dakota Health and Educational Facilities
               Authority Revenue Bonds (Prairie Lakes Health
               Care System)                                                      5.625      4/1/2032            1,143,441
-------------------------------------------------------------------------------------------------------------------------
               Total South Dakota                                                                               1,143,441
=========================================================================================================================

Tennessee (1.6%)
-------------------------------------------------------------------------------------------------------------------------
   1,265,000   Dickson County, Tennessee General Obligation
               Bond (FGIC Insured)                                               5.000      3/1/2020            1,332,703
   2,500,000   Memphis-Shelby County, Tennessee Airport
               Authority Special Facilities Revenue Bonds
               (Federal Express Corporation)                                     5.050      9/1/2012            2,637,575
   1,450,000   Metropolitan Government Nashville and Davidson
               County, Tennessee Revenue Bonds (Series A)                        5.200     5/15/2023            1,487,700
   5,000,000   Shelby County, Tennessee Health Educational and
               Housing Facilities Board Revenue Bonds (St. Jude
               Children's Research Project)                                      5.375      7/1/2024            5,092,450
-------------------------------------------------------------------------------------------------------------------------
               Total Tennessee                                                                                 10,550,428
=========================================================================================================================

Texas (10.6%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Alliance Airport, Texas Income Authority Special
               Facilities Revenue Bond (Federal Express
               Corporation Project) (Subject to 'AMT')                           6.375      4/1/2021            5,227,400
   2,165,000   Arlington, Texas Independent School District
               Capital Appreciation Refunding General
               Obligation Bonds (PSF/GTD Insured)                          Zero Coupon     2/15/2009            1,826,394
   7,000,000   Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial
               Services Department) (Series A) (MBIA Insured)              Zero Coupon    11/15/2008            6,050,870
   8,100,000   Austin, Texas Utility System Revenue Capital
               Appreciation Refunding Bonds (Financial
               Services Department) (Series A) (MBIA Insured)              Zero Coupon    11/15/2009            6,671,160
   2,500,000   Austin, Texas Higher Education Authority, Inc.
               University Revenue Bonds (St. Edwards
               University Project)                                               5.750      8/1/2031            2,516,050
   1,000,000   Austin, Texas Utility System Revenue Bonds
               (FGIC Insured)                                                    6.000    11/15/2013            1,166,540
   1,575,000   Bexar County, Texas General Obligation Bonds                      5.000     6/15/2015            1,652,080
   2,000,000   Copperas Cove, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)(b)                     6.900     8/15/2014            2,091,480
   1,000,000   Dallas-Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')              5.500     11/1/2016            1,082,000
     500,000   Dallas-Fort Worth, Texas International Airport
               Revenue (Series A) (MBIA Insured) (Subject to 'AMT')              5.500     11/1/2017              538,305
   1,000,000   Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (FGIC Insured)                         7.375     11/1/2008            1,046,080
   1,000,000   Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (FGIC Insured)                         7.375     11/1/2009            1,046,080
   2,000,000   Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (FGIC Insured)                         7.375     11/1/2010            2,091,960
   4,000,000   Dallas-Fort Worth, Texas Regional Airport Revenue
               Refunding Bonds (Series A) (MBIA Insured)                         6.000     11/1/2012            4,165,120
   2,285,000   Denton, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)                                6.250     2/15/2009            2,669,977
   1,000,000   Georgetown, Texas Higher Education Finance
               Corporation Revenue Bonds (Southwestern
               University Project)                                               6.300     2/15/2014            1,010,500
   2,000,000   Harris County, Texas Health Facilities Development
               Authority Hospital Revenue Bonds (Memorial
               Hermann Healthcare Project) (Series A)                            6.375      6/1/2029            2,131,540
   2,470,000   Houston, Texas Airport System Revenue Bonds
               (FSA Insured)                                                     5.000      7/1/2027            2,484,005
   2,000,000   Houston, Texas Airport System Revenue Bonds
               (Series A) (FSA Insured) (Subject to 'AMT')                       5.625      7/1/2030            2,069,680
   5,000,000   Houston, Texas Water and Sewer System Revenue
               Bonds (Series A)                                                  5.250     12/1/2022            5,222,800
   5,315,000   Lewisville, Texas Independent School District
               General Obligation Bonds (PSF/GTD Insured)                  Zero Coupon     8/15/2019            2,435,492
   2,600,000   North Texas Health Facilities Development
               Corporation Hospital Revenue (United Regional
               Healthcare System, Inc.)                                          6.000      9/1/2023            2,688,894
  11,615,000   Southeast Texas Housing Finance Corporation
               (MBIA Insured)(b)                                           Zero Coupon      9/1/2017            6,013,318
   4,315,000   Texas State Veterans Land Board General
               Obligation Bonds(b)                                               0.050      7/1/2010            3,467,232
   1,000,000   Texas State Water Development Board Revenue
               Bond (State Revolving) (Series A)                                 5.250     7/15/2017            1,059,640
     430,000   Wylie Texas Independent School District G.O.
               Bonds (PSF/GTD Insured)                                           6.875     8/15/2014              530,474
     745,000   Wylie, Texas Independent School District General
               Obligation Bonds (PSF/GTD Insured)(b)                             6.875     8/15/2014              931,563
-------------------------------------------------------------------------------------------------------------------------
               Total Texas                                                                                     69,886,634
=========================================================================================================================

Utah (2.0%)
-------------------------------------------------------------------------------------------------------------------------
   5,000,000   Intermountain Power Agency Utah Power Supply
               Revenue Bonds (Series B) (MBIA Insured)                           5.750      7/1/2019            5,529,050
   3,405,000   Timpanogos, Utah Special Service District Sewer
               Revenue (Series A) (AMBAC Insured)(b)                             6.100      6/1/2019            3,826,880
   3,750,000   Utah Associated Municipal Power System Revenue
               Bonds (San Juan Project) (MBIA Insured)(b)                        6.250      6/1/2014            3,937,050
-------------------------------------------------------------------------------------------------------------------------
               Total Utah                                                                                      13,292,980
=========================================================================================================================

Vermont (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Vermont Educational and Health Buildings
               Financing Agency Revenue Bonds (Norwich
               University Project)                                               5.500      7/1/2021            2,549,700
-------------------------------------------------------------------------------------------------------------------------
               Total Vermont                                                                                    2,549,700
=========================================================================================================================

Virginia (1.1%)
-------------------------------------------------------------------------------------------------------------------------
   3,000,000   Fairfax County, Virginia Industrial Development
               Authority Revenue Bonds (Inova Health
               Systems Project)                                                  5.875     8/15/2016            3,254,700
   3,625,000   Fairfax County, Virginia Water Authority Water
               Revenue Bonds                                                     5.000      4/1/2021            3,851,019
-------------------------------------------------------------------------------------------------------------------------
               Total Virginia                                                                                   7,105,719
=========================================================================================================================

Washington (4.7%)
-------------------------------------------------------------------------------------------------------------------------
   1,655,000   Douglas County, Washington Public Utility
               District #1 Wells Hydroelectric Bonds(b)                          8.750      9/1/2018            2,069,793
   1,395,000   Douglas County, Washington Public Utility
               District #1 Wells Hydroelectric Revenue Bonds                     8.750      9/1/2018            1,703,421
   2,000,000   Grant County, Washington Public Utility District #2
               Revenue Bonds (Second Series A) (AMBAC Insured)                   5.000      1/1/2023            2,000,780
   5,000,000   King County, Washington Sewer Revenue Bonds
               (Series B) (FSA Insured)                                          5.500      1/1/2013            5,592,250
   1,500,000   Tacoma, Washington Conservation System Revenue
               Bonds (Tacoma Public Utilities Project)(b)                        6.600      1/1/2015            1,592,280
      45,000   Washington State Bonds (Series 93A)(b)                            5.750     10/1/2012               51,867
   2,955,000   Washington State General Obligation Bond
               (Series 93A)                                                      5.750     10/1/2012            3,387,198
   2,000,000   Washington State General Obligation Bond
               (Series B and AT-7)                                               6.000      6/1/2012            2,319,480
   1,500,000   Washington State General Obligation Bonds
               (Series A and AT-6)                                               6.250      2/1/2011            1,731,615
   2,500,000   Washington State General Obligation Bonds
               (Series B and AT-7)                                               6.250      6/1/2010            2,940,175
   1,000,000   Washington State Health Care Facilities Authority
               Revenue Bonds (Central Washington Health
               Services Association) (AMBAC Insured)                             5.000     10/1/2018            1,040,440
   1,000,000   Washington State Higher Education Facilities
               Authority (Whitman College)                                       5.875     10/1/2029            1,084,420
   3,000,000   Washington State Public Power Supply System
               Refunding Revenue Bonds (Nuclear Project #1)
               (Series A) (MBIA Insured)                                         5.750      7/1/2012            3,333,090
   2,000,000   Washington State Public Power Supply System
               Revenue Bonds (Nuclear Project) (Series A)
               (MBIA Insured)                                                    5.750      7/1/2011            2,222,060
-------------------------------------------------------------------------------------------------------------------------
               Total Washington                                                                                31,068,869
=========================================================================================================================

Wisconsin (0.9%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Wisconsin State Health and Educational
               Facilities Authority Revenue Bonds
               (Wheaton Franciscan Services)                                     5.750     8/15/2025            6,158,160
-------------------------------------------------------------------------------------------------------------------------
               Total Wisconsin                                                                                  6,158,160
=========================================================================================================================

Wyoming (0.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Wyoming State Farm Loan Board Capital Projects
               Facilities Revenue Bonds                                          6.100      4/1/2024            2,606,950
-------------------------------------------------------------------------------------------------------------------------
               Total Wyoming                                                                                    2,606,950
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income (cost $591,409,187)                                               656,245,415
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (0.2%)                            Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
    $860,000   Allegheny County, Pennsylvania Hospital
               Development Authority Revenue Bonds (West Penn
               Allegheny Health Systems) (Series B)                              8.450%   11/15/2003             $860,000
     400,000   Dade County, Florida, Industrial Development
               Authority (Florida Power and Light)(d)                            1.180     11/3/2003              400,000
     130,000   Harris County, Texas Health Facilities Development
               Authority Revenue Bonds (Texas Childrens Hospital)
               (MBIA Insured) (Series B-1)(d)                                    1.150     11/3/2003              130,000
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                 1,390,000
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $592,799,187)                                                         $657,635,415
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes securities that have been pre-refunded or
    escrowed to maturity. Under such an arrangement,
    money is deposited into an irrevocable escrow account
    and is used to purchase U.S. Treasury securities or
    government agency securities with maturing principal
    and interest earnings sufficient to pay all debt
    service requirements of the pre-refunded bonds.

(c) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(d) Denotes variable rate obligations for which the
    current yield and next scheduled interest reset date
    are shown.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2003(a)

   Principal
      Amount   Long-Term Fixed Income (87.2%)                           Interest Rate     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (7.8%)
-------------------------------------------------------------------------------------------------------------------------
  $1,000,000   American Express Credit Account Master Trust(b)                  1.240%       11/15/2003        $1,002,164
   1,000,000   BMW Vehicle Owner Trust(c)                                       4.460         5/25/2007         1,040,153
     500,000   Capital Auto Receivables Asset Trust(b)                          1.210        11/15/2003           500,044
     500,000   Chase Manhattan Auto Owner Trust(c)                              5.070         2/15/2008           517,308
     500,000   Citibank Credit Card Issuance Trust(c)                           4.100         12/7/2006           513,736
     429,796   Comed Transitional Funding Trust                                 5.440         3/25/2007           443,310
     500,000   CPL Transition Funding, LLC(c)                                   5.010         1/15/2010           527,816
     500,000   Daimler Chrysler Motor Company(b,c)                              1.170        11/15/2003           500,230
     614,670   Federal National Mortgage Association(b)                         1.220        11/25/2003           614,753
   1,000,000   GMAC Mortgage Corporation Loan Trust(b)                          1.250        11/25/2003         1,000,211
     750,000   MBNA Credit Card Master Note Trust                               4.950         6/15/2009           798,902
     500,000   MBNA Credit Card Master Notes Trust(b)                           1.230        11/15/2003           501,005
     281,548   PSE&G Transition Funding, LLC                                    5.740         3/15/2007           290,660
     440,694   Residential Asset Securities Corporation(b)                      1.270        11/25/2003           440,723
      58,971   Structured Asset Securities Corporation                          7.750         1/27/2033            58,747
     750,000   Toyota Auto Receivables Owner Trust                              4.390         5/15/2009           779,445
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                    9,529,207
=========================================================================================================================

Basic Materials (0.4%)
-------------------------------------------------------------------------------------------------------------------------
     175,000   Abitibi-Consolidated, Inc.(c)                                    6.000         6/20/2013           163,444
     200,000   Georgia-Pacific Corporation                                      8.875          2/1/2010           228,500
      75,000   Peabody Energy Corporation                                       6.875         3/15/2013            78,938
-------------------------------------------------------------------------------------------------------------------------
               Total Basic Materials                                                                              470,882
=========================================================================================================================

Capital Goods (2.8%)
-------------------------------------------------------------------------------------------------------------------------
     450,000   Allied Waste North America, Inc.(c)                              8.875          4/1/2008           497,250
     200,000   Ball Corporation                                                 6.875        12/15/2012           208,500
     600,000   Boeing Capital Corporation(c)                                    5.750         2/15/2007           642,856
     400,000   Bombardier Capital, Inc.(c)                                      6.125         6/29/2006           424,000
     100,000   L-3 Communication Holdings, Inc.(d)                              4.000         9/15/2011           106,375
     500,000   Raytheon Company                                                 4.500        11/15/2007           501,424
     500,000   Sealed Air Corporation                                           5.375         4/15/2008           519,676
     391,373   Systems 2001 Asset Trust, LLC                                    6.664         9/15/2013           431,313
     100,000   Tyco International Group SA                                      2.750         1/15/2018           110,375
-------------------------------------------------------------------------------------------------------------------------
               Total Capital Goods                                                                              3,441,769
=========================================================================================================================

Commercial Mortgage-Backed Securities (2.0%)
-------------------------------------------------------------------------------------------------------------------------
     343,956   Banc of America Commercial Mortgage, Inc.                        3.366         7/11/2043           349,893
     500,000   J.P. Morgan Chase Commercial Mortgage
               Securities Corporation(b)                                        1.440        11/14/2003           500,000
   1,000,000   LB-UBS Commercial Mortgage Trust                                 3.323         3/15/2027           988,632
     590,205   Lehman Brothers "CALSTRS" Mortgage Trust                         3.988        11/20/2012           600,685
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Mortgage-Backed Securities                                                      2,439,210
=========================================================================================================================

Communications Services (5.6%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   AT&T Wireless Services, Inc.(c)                                  7.875          3/1/2011           285,670
     200,000   British Sky Broadcasting Group plc(c)                            8.200         7/15/2009           233,011
     600,000   Comcast Cable Communications, Inc.                               6.875         6/15/2009           671,005
     600,000   Cox Enterprises, Inc.(c)                                         8.000         2/15/2007           682,261
     500,000   Deutsche Telekom AG(c)                                           8.250         6/15/2005           546,285
     400,000   Dexter Media West, LLC(c)                                        8.500         8/15/2010           436,000
     100,000   EchoStar Communications Corporation                              5.750         5/15/2008           108,125
     250,000   EchoStar DBS Corporation                                         5.750         10/1/2008           249,062
     600,000   Intelsat, Ltd.                                                   5.250         11/1/2008           606,282
     400,000   News America, Inc.                                               4.750         3/15/2010           406,789
     750,000   Sprint Capital Corporation                                       7.625         1/30/2011           825,161
     500,000   Telecom Italia Capital Corporation                               4.000        11/15/2008           499,386
     400,000   TELUS Corporation                                                7.500          6/1/2007           444,229
     500,000   Verizon Pennsylvania, Inc.                                       5.650        11/15/2011           522,240
     250,000   Vivendi Universal SA                                             9.250         4/15/2010           290,625
-------------------------------------------------------------------------------------------------------------------------
               Total Communications Services                                                                    6,806,131
=========================================================================================================================

Consumer Cyclical (5.3%)
-------------------------------------------------------------------------------------------------------------------------
     600,000   American Honda Finance Corporation                               3.850         11/6/2008           599,994
     500,000   AOL Time Warner, Inc.(c)                                         6.125         4/15/2006           537,802
     150,000   Costco Wholesale Corporation                               Zero Coupon         8/19/2017           121,312
     200,000   DaimlerChrysler North American
               Holdings Corporation                                             4.750         1/15/2008           199,836
     500,000   Ford Credit Floorplan Master Owner Trust(b)                      1.260        11/15/2003           501,352
     250,000   Ford Motor Credit Company                                        6.875          2/1/2006           261,648
      75,000   Gap, Inc.                                                        5.750         3/15/2009            99,656
     500,000   General Motors Acceptance Corporation                            4.500         7/15/2006           507,680
     100,000   General Motors Corporation                                       6.250         7/15/2033           110,000
   1,000,000   Honda Auto Receivables Owner Trust Series                        2.790         2/15/2007         1,000,000
     500,000   Liberty Media Corporation                                        7.875         7/15/2009           565,032
     100,000   Liberty Media Corporation                                        3.250         3/15/2031            99,750
     250,000   MGM Grand, Inc.                                                  6.000         10/1/2009           253,125
     400,000   Mohegan Tribal Gaming Authority                                  6.375         7/15/2009           409,500
     125,000   Ryland Group, Inc.                                               5.375          6/1/2008           128,750
      70,000   TJX Companies, Inc.                                        Zero Coupon         2/13/2021            56,700
     750,000   Toyota Motor Credit Corporation                                  2.875          8/1/2008           729,535
     250,000   Yum! Brands, Inc.                                                7.650         5/15/2008           280,000
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Cyclical                                                                          6,461,672
=========================================================================================================================

Consumer Non-Cyclical (3.5%)
-------------------------------------------------------------------------------------------------------------------------
     100,000   Amgen, Inc.                                                Zero Coupon          3/1/2032            75,750
     750,000   Bottling Group, LLC(c)                                           2.450        10/16/2006           742,072
     400,000   Bunge Limited Finance Corporation                                7.800        10/15/2012           460,679
     750,000   Coca-Cola Enterprises, Inc.                                      2.500         9/15/2006           746,610
     250,000   Fisher Scientific International, Inc.                            8.125          5/1/2012           268,750
     500,000   General Mills, Inc.                                              2.625        10/24/2006           496,112
     250,000   Gillette Company                                                 3.500        10/15/2007           250,251
     500,000   Kellogg Company                                                  6.000          4/1/2006           538,486
     125,000   Omnicare, Inc.                                                   6.125          6/1/2013           123,750
     600,000   Safeway, Inc.                                                    4.125         11/1/2008           597,961
-------------------------------------------------------------------------------------------------------------------------
               Total Consumer Non-Cyclical                                                                      4,300,421
=========================================================================================================================

Energy (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     250,000   Occidental Petroleum Corporation                                 4.000        11/30/2007           252,458
     125,000   Ocean Energy, Inc.                                               4.375         10/1/2007           128,603
     225,000   Premco Refining Group                                            9.250          2/1/2010           250,875
     250,000   XTO Energy, Inc.                                                 6.250         4/15/2013           260,938
-------------------------------------------------------------------------------------------------------------------------
               Total Energy                                                                                       892,874
=========================================================================================================================

Financials (12.7%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Bank One Issuance Trust(b)                                       1.170        11/15/2003           500,230
     500,000   Bear Stearns Company, Inc.(c)                                    3.000         3/30/2006           506,376
     250,000   Capital One Financial Corporation(c)                             7.250          5/1/2006           268,210
     400,000   CIT Group, Inc.(c)                                               4.000          5/8/2008           403,185
     600,000   Citigroup, Inc.(b)                                               1.209         11/7/2003           600,155
     600,000   Credit Suisse First Boston Mortgage
               Securities Corporation(c)                                        3.861         3/15/2036           599,811
     750,000   First National Master Note Trust(b)                              1.220        11/15/2003           751,245
     500,000   Honda Auto Receivables Owner Trust Series                        2.480         7/18/2008           500,613
     250,000   Household Finance Corporation                                    5.750         1/30/2007           269,917
     150,000   Household Finance Corporation                                    5.875          2/1/2009           162,213
     300,000   International Lease Finance Corporation                          4.000         1/17/2006           308,574
     750,000   J.P. Morgan Chase & Company                                      6.400         6/20/2008           744,375
     247,500   J.P. Morgan Chase & Company                                      8.000         6/20/2008           252,450
     600,000   John Hancock Global Funding II                                   3.750         9/30/2008           595,882
     840,000   Lehman Brothers, Inc.(b)                                         6.539         8/15/2008           909,821
     500,000   Monumental Global Funding II                                     3.850          3/3/2008           502,545
   2,668,000   Morgan Stanley and Company(b)                                    5.878          3/1/2007         2,862,924
     288,000   Morgan Stanley and Company(d)                                    9.395        12/15/2012           297,420
   1,000,000   National City Credit Card Master Trust(b)                        1.270        11/15/2003         1,001,976
     300,000   Textron Financial Corporation                                    2.750          6/1/2006           298,041
     250,000   TIAA Global Markets                                              4.125        11/15/2007           256,356
     500,000   Travelers Property Casualty Company                              4.500         4/15/2032           476,400
     750,000   Union Planters Bank                                              5.125         6/15/2007           793,718
     500,000   US Bancorp                                                       2.750         3/30/2006           503,868
     250,000   Washington Mutual, Inc.                                          4.375         1/15/2008           255,996
     750,000   Wells Fargo Financial, Inc.                                      4.875         6/12/2007           801,201
-------------------------------------------------------------------------------------------------------------------------
               Total Financials                                                                                15,423,502
=========================================================================================================================

Foreign (2.0%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Corporacion Andina de Fomento                                    6.875         3/15/2012           550,112
     125,000   Export Development Canada                                        2.750        12/12/2005           126,692
     500,000   Mexico Government International                                  9.875          2/1/2010           627,500
     250,000   Nordic Investment Bank                                           2.750         1/11/2006           252,442
     291,667   Pemex Finance, Ltd.                                              8.450         2/15/2007           317,765
     600,000   Republic of Italy                                                2.500         3/31/2006           601,972
-------------------------------------------------------------------------------------------------------------------------
               Total Foreign                                                                                    2,476,483
=========================================================================================================================

Mortgage-Backed Securities (6.7%)
-------------------------------------------------------------------------------------------------------------------------
   6,000,000   Federal National Mortgage Association
               15-Yr. Conventional(e)                                           5.500         11/1/2018         6,176,250
   2,000,000   Federal National Mortgage Association
               30-Yr. Conventional(e)                                           6.000         11/1/2033         2,053,124
-------------------------------------------------------------------------------------------------------------------------
               Total Mortgage-Backed Securities                                                                 8,229,374
=========================================================================================================================

Municipal Bonds (1.4%)
-------------------------------------------------------------------------------------------------------------------------
     500,000   Minneapolis & St. Paul Metropolitan
               Airports Commission                                              4.850          1/1/2006           521,920
     400,000   Oregon School Boards Association Taxable
               Pension Bonds                                              Zero Coupon         6/30/2005           383,596
     750,000   Washington State Office of the State Treasurer                   4.500          7/1/2007           782,040
-------------------------------------------------------------------------------------------------------------------------
               Total Municipal Bonds                                                                            1,687,556
=========================================================================================================================

Other (0.7%)
-------------------------------------------------------------------------------------------------------------------------
     750,000   Harvard University                                               8.125         4/15/2007           876,218
-------------------------------------------------------------------------------------------------------------------------
               Total Other                                                                                        876,218
=========================================================================================================================

Technology (0.9%)
-------------------------------------------------------------------------------------------------------------------------
     800,000   International Business Machines Corporation                      2.375         11/1/2006           796,640
     150,000   Seagate Technology HDD Holdings                                  8.000         5/15/2009           163,500
     100,000   Unisys Corporation                                               6.875         3/15/2010           106,250
-------------------------------------------------------------------------------------------------------------------------
               Total Technology                                                                                 1,066,390
=========================================================================================================================

Transportation (2.1%)
-------------------------------------------------------------------------------------------------------------------------
     625,000   Delta Air Lines, Inc.(c)                                         6.417          7/2/2012           652,169
     250,000   Hertz Corporation                                                7.400          3/1/2011           252,780
     500,000   Southwest Airlines Company                                       5.496         11/1/2006           538,318
     500,000   Union Pacific Company                                            3.625          6/1/2010           473,118
     736,183   United Air Lines, Inc.(f)                                        7.186          4/1/2011           631,173
-------------------------------------------------------------------------------------------------------------------------
               Total Transportation                                                                             2,547,558
=========================================================================================================================

U.S. Government (27.4%)
-------------------------------------------------------------------------------------------------------------------------
   1,000,000   Federal Home Loan Mortgage Corporation                           3.250        11/15/2004         1,018,792
   3,000,000   Federal Home Loan Mortgage Corporation                           1.500         8/15/2005         2,973,225
     500,000   Federal Home Loan Mortgage Corporation                           2.750         8/15/2006           502,564
     800,000   Federal National Mortgage Association                            4.000          9/2/2008           804,159
     500,000   Student Loan Marketing Association                               2.000         3/15/2005           501,916
   1,000,000   U.S. Department of Housing and Urban Development                 3.450          8/1/2006         1,023,114
   3,850,000   U.S. Treasury Notes                                              2.250         7/31/2004         3,881,431
     500,000   U.S. Treasury Notes                                              2.125        10/31/2004           504,297
   7,500,000   U.S. Treasury Notes                                              1.625         3/31/2005         7,514,069
   4,000,000   U.S. Treasury Notes                                              1.500         7/31/2005         3,987,032
     100,000   U.S. Treasury Notes                                              2.375         8/15/2006           100,312
   4,368,750   U.S. Treasury Notes                                              3.375         1/15/2007         4,764,157
     600,000   U.S. Treasury Notes                                              4.375         5/15/2007           634,828
     200,000   U.S. Treasury Notes                                              3.250         8/15/2008           200,461
   5,000,000   U.S. Treasury Notes(c)                                           3.250         5/31/2004         5,061,915
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           33,472,272
=========================================================================================================================

Utilities (5.2%)
-------------------------------------------------------------------------------------------------------------------------
     150,000   Ferrellgas Partners, LP                                          8.750         6/15/2012           163,500
     400,000   FirstEnergy Corporation                                          5.500        11/15/2006           420,346
     500,000   Indiana Michigan Power Company                                   6.125        12/15/2006           545,683
     500,000   Kinder Morgan Energy Partners, LP                                7.500         11/1/2010           583,165
     250,000   Midamerican Energy Holdings Company                              3.500         5/15/2008           243,060
     600,000   National Rural Utilities Cooperative
               Finance Corporation(b)                                           1.539         11/7/2003           602,591
     250,000   NiSource Finance Corporation                                     7.625        11/15/2005           274,112
     500,000   Pepco Holdings, Inc.                                             3.750         2/15/2006           508,803
     400,000   Pinnacle West Capital Corporation                                6.400          4/1/2006           424,979
     450,000   Power Contract Financing, LLC                                    5.200          2/1/2006           449,001
     500,000   Power Receivables Finance, LLC                                   6.290          1/1/2012           506,775
     500,000   PSE&G Energy Holdings, Inc.                                      7.750         4/16/2007           505,000
     125,000   PSE&G Energy Holdings, Inc.                                      8.625         2/15/2008           129,375
     400,000   Texas-New Mexico Power Company                                   6.125          6/1/2008           403,582
     500,000   TXU Corporation                                                  6.375         6/15/2006           530,000
-------------------------------------------------------------------------------------------------------------------------
               Total Utilities                                                                                  6,289,972
-------------------------------------------------------------------------------------------------------------------------
               Total Long-Term Fixed Income
               (cost $104,664,102)                                                                            106,411,491
=========================================================================================================================

      Shares   Preferred Stock(g)                                                                                   Value
-------------------------------------------------------------------------------------------------------------------------
       1,000   ALLTEL Corporation                                                                                 $49,000
-------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stock (cost $49,707)                                                               49,000
=========================================================================================================================

                                                                             Exercise        Expiration
   Contracts   Options on U.S. Treasury Bond Futures(g)                         Price              Date             Value
-------------------------------------------------------------------------------------------------------------------------
          20   U.S. Treasury Bond Futures*                                       $108        11/22/2003            $1,563
-------------------------------------------------------------------------------------------------------------------------
               Total Options on U.S. Treasury Bond Futures (cost $8,955)                                            1,563
=========================================================================================================================

   Principal
      Amount   Short-Term Investments (12.8%)                        Interest Rate(h)     Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
  $5,000,000   Aspen Funding Corporation                                        1.040%        11/3/2003        $4,999,711
   5,927,000   Federal National Mortgage Association                            1.030        11/12/2003         5,925,223
   1,000,000   Federal National Mortgage Association                            1.020        11/13/2003           999,660
   2,684,000   River Fuel Trust No. 1                                           1.070         11/6/2003         2,683,601
   1,000,000   Ventures Business Trust                                          1.040         11/3/2003           999,942
-------------------------------------------------------------------------------------------------------------------------
               Total Short-Term Investments (at amortized cost)                                                15,608,137
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (cost $120,330,901)                                                         $122,070,191
=========================================================================================================================

  * Non-income producing security.

(a) The categories of investments are shown as apercentage of total investments.

(b) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

(c) Earmarked as collateral for options, futures or
    longer settling trades as discussed in the notes to
    the financial statements.

(d) Denotes step coupon bonds for which the current
    interest rate and next scheduled reset date are
    shown.

(e) Denotes investments purchased on a when-issued basis.

(f) In bankruptcy.

(g) The market value of the denoted categories of
    investments represents less than 0.1% of the total
    investments of the Lutheran Brotherhood Limited Maturity Bond Fund.

(h) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Money Market Fund
Schedule of Investments as of October 31, 2003(a)

   Principal
      Amount   Certificates of Deposit (7.0%)                          Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Banking -- Foreign
 $13,000,000   Deutsche Bank NY                                                 1.400%         9/3/2004       $13,000,000
  10,250,000   Royal Bank of Scotland                                           1.480        11/19/2004        10,248,896
  13,000,000   Svenska Handelsbanke                                             1.065        11/28/2003        13,000,045
-------------------------------------------------------------------------------------------------------------------------
               Total Certificates of Deposit                                                                   36,248,941
=========================================================================================================================

   Principal
      Amount   Commercial Paper (80.0%)                                 Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------

Asset-Backed Securities (21.5%)
-------------------------------------------------------------------------------------------------------------------------
 $13,000,000   Barton Capital Corporation                                       1.060%       11/12/2003       $12,995,856
  10,800,000   Barton Capital Corporation                                       1.060         12/3/2003        10,789,824
   8,600,000   CAFCO, LLC                                                       1.070         11/3/2003         8,599,489
   6,925,000   CAFCO, LLC                                                       1.050        11/19/2003         6,921,364
  12,000,000   Corporate Receivables Corporation Funding, LLC                   1.060        11/17/2003        11,994,347
  10,250,000   CXC, LLC                                                         1.050         12/4/2003        10,240,134
   1,551,000   Kitty Hawk Funding Corporation                                   1.050         11/5/2003         1,550,819
  12,000,000   Montauk Funding Corporation                                      1.090         11/6/2003        11,998,183
   8,200,000   Old Line Funding Corporation                                     1.050         11/3/2003         8,199,522
   3,146,000   Triple A-1 Funding                                               1.050         11/7/2003         3,145,449
  13,000,000   Tulip Funding Corporation                                        1.080         11/4/2003        12,998,897
   2,274,000   Tulip Funding Corporation                                        1.070        11/28/2003         2,272,479
  10,250,000   Windmill Funding Corporation                                     1.060        12/30/2003        10,232,194
-------------------------------------------------------------------------------------------------------------------------
               Total Asset-Backed Securities                                                                  111,938,557
=========================================================================================================================

Banking -- Domestic (13.5%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Citigroup, Inc.                                                  1.060        11/20/2003         6,496,364
  11,890,000   Citigroup, Inc.                                                  1.050        12/10/2003        11,876,475
   8,080,000   River Fuel Trust No. 1                                           1.100         1/30/2004         8,058,022
  12,000,000   Toronto Dominion Holdings                                        1.035         11/4/2003        11,998,974
  12,000,000   Toronto Dominion Holdings                                        1.040        11/25/2003        11,991,680
  20,000,000   Ventures Business Trust                                          1.040         11/3/2003        19,998,844
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Domestic                                                                       70,420,359
=========================================================================================================================

Banking -- Foreign (9.3%)
-------------------------------------------------------------------------------------------------------------------------
   5,750,000   Abbey National North America                                     1.040         11/3/2003         5,749,668
   3,550,000   Royal Bank of Scotland plc                                       1.050        12/16/2003         3,545,341
   6,000,000   Royal Bank of Scotland plc                                       1.060        12/15/2003         5,992,227
   9,000,000   Stadshypotek Delaware, Inc.                                      1.060        11/21/2003         8,994,700
  12,000,000   Westdeutsche Landesbank                                          1.045         12/9/2003        11,986,763
  12,000,000   Westdeutsche Landesbank                                          1.050        12/29/2003        11,979,700
-------------------------------------------------------------------------------------------------------------------------
               Total Banking -- Foreign                                                                        48,248,399
=========================================================================================================================

Chemicals (4.2%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   Henkel Corporation                                               1.040        12/15/2003        12,983,476
   8,815,000   Henkel Corporation                                               1.040        12/16/2003         8,803,541
-------------------------------------------------------------------------------------------------------------------------
               Total Chemicals                                                                                 21,787,017
=========================================================================================================================

Drugs & Health Care (1.2%)
-------------------------------------------------------------------------------------------------------------------------
   6,500,000   Alcon Capital Corporation                                        1.040        11/10/2003         6,498,310
-------------------------------------------------------------------------------------------------------------------------
               Total Drugs & Health Care                                                                        6,498,310
=========================================================================================================================

Education (1.4%)
-------------------------------------------------------------------------------------------------------------------------
   2,500,000   Northwestern University                                          1.140         11/4/2003         2,499,763
   5,000,000   Northwestern University                                          1.100        11/14/2003         4,998,014
-------------------------------------------------------------------------------------------------------------------------
               Total Education                                                                                  7,497,777
=========================================================================================================================

Finance -- Automotive (3.7%)
-------------------------------------------------------------------------------------------------------------------------
  12,200,000   American Honda Finance Corporation                               1.060        11/13/2003        12,195,689
   7,000,000   Toyota Motor Credit Corporation                                  1.010        11/25/2003         6,995,287
-------------------------------------------------------------------------------------------------------------------------
               Total Finance -- Automotive                                                                     19,190,976
=========================================================================================================================

Finance -- Commerical (4.6%)
-------------------------------------------------------------------------------------------------------------------------
  12,000,000   General Electric Capital Corporation                             1.050         12/2/2003        11,989,150
  12,000,000   General Electric Capital Corporation                             1.050        12/11/2003        11,986,000
-------------------------------------------------------------------------------------------------------------------------
               Total Finance -- Commerical                                                                     23,975,150
=========================================================================================================================

Finance -- Consumer (5.0%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   American General Finance Corporation                             1.030        11/20/2003        12,992,933
  13,000,000   American General Finance Corporation                             1.040        11/24/2003        12,991,362
-------------------------------------------------------------------------------------------------------------------------
               Total Finance -- Consumer                                                                       25,984,295
=========================================================================================================================

Insurance (5.0%)
-------------------------------------------------------------------------------------------------------------------------
   3,500,000   American Family Financial Services, Inc.                         1.030         11/5/2003         3,499,600
   4,300,000   American Family Financial Services, Inc.                         1.100         12/5/2003         4,295,533
   6,156,000   American Family Financial Services, Inc.                         1.120          2/6/2004         6,137,423
  12,000,000   Swiss Reinsurance Company                                        1.100         2/17/2004        11,960,400
-------------------------------------------------------------------------------------------------------------------------
               Total Insurance                                                                                 25,892,956
=========================================================================================================================

Investment Banking & Brokerage (2.5%)
-------------------------------------------------------------------------------------------------------------------------
  13,000,000   Goldman Sachs Group, Inc.                                        0.920        11/13/2003        12,996,013
-------------------------------------------------------------------------------------------------------------------------
               Total Investment Banking & Brokerage                                                            12,996,013
=========================================================================================================================

Media (1.9%)
-------------------------------------------------------------------------------------------------------------------------
  10,000,000   Gannett Company                                                  1.020        11/14/2003         9,996,317
-------------------------------------------------------------------------------------------------------------------------
               Total Media                                                                                      9,996,317
=========================================================================================================================

Oil & Gas (6.2%)
-------------------------------------------------------------------------------------------------------------------------
  20,395,000   Northern Illinois Gas Company                                    1.120          3/2/2004        20,316,734
  12,000,000   Shell Finance (UK) plc                                           1.030         12/5/2003        11,988,327
-------------------------------------------------------------------------------------------------------------------------
               Total Oil & Gas                                                                                 32,305,061
-------------------------------------------------------------------------------------------------------------------------
               Total Commercial Paper                                                                         416,731,187
=========================================================================================================================

   Principal
      Amount   U.S. Government (8.6%)                                   Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $12,000,000   Federal Home Loan Mortgage Corporation                           1.074%       12/18/2003       $11,983,570
  10,000,000   Federal Home Loan Mortgage Corporation                           1.057        12/22/2003         9,985,267
  13,000,000   Federal National Mortgage Association                            1.039        12/10/2003        12,985,635
   9,752,000   Federal National Mortgage Association                            1.251          8/6/2004         9,659,795
-------------------------------------------------------------------------------------------------------------------------
               Total U.S. Government                                                                           44,614,267
=========================================================================================================================

   Principal
      Amount   Variable Rate Notes (4.4%)(c)                            Interest Rate(b)  Maturity Date             Value
-------------------------------------------------------------------------------------------------------------------------
 $10,250,000   American Honda Finance Corporation                               1.370%        1/22/2004       $10,255,610
   5,000,000   Cargill, Inc.                                                    1.180        11/19/2003         5,001,122
   8,000,000   Illinois Student Assistance Commission                           1.120         11/5/2003         8,000,000
-------------------------------------------------------------------------------------------------------------------------
               Total Variable Rate Notes                                                                       23,256,732
-------------------------------------------------------------------------------------------------------------------------
               Total Investments (at amortized cost)                                                         $520,851,127
=========================================================================================================================

(a) The categories of investments are shown as apercentage of total investments.

(b) The interest rate shown reflects the yield or, for
    securities purchased at a discount, the discount rate
    at the date of purchase.

(c) Denotes variable rate obligations for which the
    current yield and next scheduled reset date are
    shown.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Family of Funds
Statement of Assets and Liabilities

                                                           Opportunity           Mid Cap              World
As of October 31, 2003                                     Growth Fund         Growth Fund         Growth Fund         Growth Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $123,265,653        $130,864,941         $80,386,253         $39,955,006
Investments at value                                       149,973,268         157,086,677          78,321,455          41,844,305

Cash                                                            45,090              20,410            761,1051              91,929
Dividends and interest receivable                               16,047              25,827             189,113              32,274
Prepaid expenses                                                    --                  26                  --                  --
Receivable for investments sold                                 73,897           1,284,283           2,051,911             287,614
Receivable for trust shares sold                                32,236              81,594              12,125              67,529
Receivable from affiliate                                           --                  --                  --              51,374
Total Assets                                               150,140,538         158,498,817          81,335,709          42,375,025

Liabilities
Distributions payable                                               --                  --                  --                  --
Accrued expenses                                               170,198             199,657             105,031              53,475
Payable for investments purchased                              675,743             517,327             189,300             482,696
Payable for trust shares redeemed                               92,327              64,879              68,511              15,963
Open options written, at value                                      --                  --                  --                5552
Payable for variation margin                                        --                  --                  --                  --
Payable to affiliate                                            93,800             108,376              74,193                  --
Total Liabilities                                            1,032,068             890,239             437,035             552,689

Net Assets
Trust capital (beneficial interest)                        195,761,479         175,318,294         104,417,754          62,480,336
Accumulated undistributed net investment income/(loss)          (6,869)             (3,617)            103,936              (1,196)
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions              (73,353,755)        (43,927,835)        (21,557,090)        (22,546,139)
Net unrealized appreciation/(depreciation) on:
Investments                                                 26,707,615          26,221,736          (2,064,798)          1,889,299
Written option contracts                                            --                  --                  --                  36
Futures contracts                                                   --                  --                  --                  --
Foreign currency transactions                                       --                  --              (1,128)                 --
Total Net Assets                                          $149,108,470        $157,608,578         $80,898,674         $41,822,336

Class A share capital                                     $136,808,195        $113,116,436         $59,798,249         $28,048,794
Shares of beneficial interest outstanding (Class A)         15,261,190           9,156,225           7,129,746           2,609,486
Net asset value per share                                        $8.96              $12.35               $8.39              $10.75
Maximum public offering price                                    $9.48              $13.07               $8.88              $11.38

Class B share capital                                      $11,616,511         $37,234,218         $10,773,987         $10,638,574
Shares of beneficial interest outstanding (Class B)          1,356,809           3,160,935           1,343,675           1,019,679
Net asset value per share                                        $8.56              $11.78               $8.02              $10.43

Institutional Class share capital                             $683,764          $7,257,924         $10,326,438          $3,134,968
Shares of beneficial interest outstanding
(Institutional Class)                                           73,296             563,722           1,181,338             278,658
Net asset value per share                                        $9.33              $12.87               $8.74              $11.25

Statement of Assets and Liabilities - continued

                                                                                                       High                 Income
As of October 31, 2003                                         LB Fund          Value Fund          Yield Fund                Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $838,693,705         $38,061,005        $619,725,172        $684,402,755
Investments at value                                       847,896,806          41,313,078         623,075,380         703,911,037

Cash                                                            53,000              27,998              10,050              47,133
Dividends and interest receivable                              813,485              57,763          12,575,804           7,828,263
Prepaid expenses                                                    --                  --                  --                  --
Receivable for investments sold                                     --                  --           6,268,435          11,531,458
Receivable for trust shares sold                               156,296              20,934             272,733             152,277
Receivable from affiliate                                           --              13,414                  --                  --
Total Assets                                               848,919,587          41,433,187         642,202,402         723,470,168

Liabilities
Distributions payable                                               --                  --           1,159,209             414,265
Accrued expenses                                               431,457              35,770             236,629             201,774
Payable for investments purchased                               10,417             702,561          13,235,530          57,513,260
Payable for trust shares redeemed                              414,663              54,106             366,525             623,673
Open options written, at value                                      --                  --                  --                  --
Payable for variation margin                                        --                  --                  --             195,346
Payable to affiliate                                           470,207                  --             346,225             338,275
Total Liabilities                                            1,326,744             792,437          15,344,118          59,286,593

Net Assets
Trust capital (beneficial interest)                      1,062,169,283          46,442,877       1,110,155,017         685,290,565
Accumulated undistributed net investment income/(loss)       1,512,305             155,539            (294,450)             57,565
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions             (225,291,846)         (9,209,739)       (486,352,491)        (39,731,786)
Net unrealized appreciation/(depreciation) on:
Investments                                                  9,203,101           3,252,073           3,350,208          19,508,282
Written option contracts                                            --                  --                  --                  --
Futures contracts                                                   --                  --                  --            (941,051)
Foreign currency transactions                                       --                  --                  --                  --
Total Net Assets                                          $847,592,843         $40,640,750        $626,858,284        $664,183,575

Class A share capital                                     $757,561,033         $28,445,311        $579,764,249        $608,719,395
Shares of beneficial interest outstanding (Class A)         41,427,933           2,277,802         114,341,994          69,712,340
Net asset value per share                                       $18.29              $12.49               $5.07               $8.73
Maximum public offering price                                   $19.35              $13.22               $5.31               $9.14

Class B share capital                                      $64,934,652          $9,128,812         $36,276,145         $30,256,639
Shares of beneficial interest outstanding (Class B)          3,686,935             745,112           7,157,026           3,472,800
Net asset value per share                                       $17.61              $12.25               $5.07               $8.71

Institutional Class share capital                          $25,097,158          $3,066,627         $10,817,890         $25,207,541
Shares of beneficial interest outstanding
(Institutional Class)                                        1,364,351             241,826           2,131,967           2,880,470
Net asset value per share                                       $18.39              $12.68               $5.07               $8.75

Statement of Assets and Liabilities - continued

                                                                                 Limited
                                                             Municipal           Maturity             Money
As of October 31, 2003                                       Bond Fund           Bond Fund         Market Fund
--------------------------------------------------------------------------------------------------------------
Assets
Investments at cost                                       $592,799,187        $120,330,901        $520,851,127
Investments at value                                       657,635,415         122,070,191         520,851,127

Cash                                                             6,473              35,974           1,641,669
Dividends and interest receivable                            9,414,493             880,429              76,630
Prepaid expenses                                                    --                  --                  --
Receivable for investments sold                              2,535,529             537,713                  --
Receivable for trust shares sold                                28,223             365,893           2,743,446
Receivable from affiliate                                           --                  --                  --
Total Assets                                               669,620,133         123,890,200         525,312,872

Liabilities
Distributions payable                                          580,468              49,269               2,146
Accrued expenses                                               100,385              43,376             572,791
Payable for investments purchased                                9,681          11,718,500           2,278,969
Payable for trust shares redeemed                              121,944             732,969           2,173,092
Open options written, at value                                      --                  --                  --
Payable for variation margin                                        --                  --                  --
Payable to affiliate                                           325,427              31,358             187,195
Total Liabilities                                            1,137,905          12,575,472           5,214,193

Net Assets
Trust capital (beneficial interest)                        602,991,837         108,460,944         520,098,679
Accumulated undistributed net investment income/(loss)         123,671              24,416                  --
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions                  530,492           1,090,078                  --
Net unrealized appreciation/(depreciation) on:
Investments                                                 64,836,228           1,739,290                  --
Written option contracts                                            --                  --                  --
Futures contracts                                                   --                  --                  --
Foreign currency transactions                                       --                  --                  --
Total Net Assets                                          $668,482,228        $111,314,728        $520,098,679

Class A share capital                                     $641,710,436         $90,424,855        $500,265,347
Shares of beneficial interest outstanding (Class A)         70,630,347           6,925,780         500,265,347
Net asset value per share                                        $9.09              $13.06               $1.00
Maximum public offering price                                    $9.52              $13.06               $1.00

Class B share capital                                      $24,179,138          $6,164,657          $1,095,202
Shares of beneficial interest outstanding (Class B)          2,668,446             472,141           1,095,202
Net asset value per share                                        $9.06              $13.06               $1.00

Institutional Class share capital                           $2,592,654         $14,725,216         $18,738,130
Shares of beneficial interest outstanding
(Institutional Class)                                          285,373           1,128,096          18,738,130
Net asset value per share                                        $9.09              $13.05               $1.00

/1/ Includes foreign currency holdings of $752,212.
/2/ Premium received on written options of $591.

The accompanying notes to the financial statements are an integral part of this statement.

Lutheran Brotherhood Family of Funds
Statement of Operations

                                                              Opportunity         Mid Cap            World
For the year ended October 31, 2003                           Growth Fund       Growth Fund       Growth Fund       Growth Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                        $319,642          $414,329        $1,880,864          $337,799
Taxable interest                                                   68,744            77,106            23,220             9,449
Tax exempt interest                                                    --                --                --                --
Foreign dividend tax withholding                                   (2,544)           (1,407)         (239,533)           (1,340)
Total Investment Income                                           385,842           490,028         1,664,551           345,908

Expenses
Adviser fees                                                      598,513           585,673           262,626           148,697
Subadviser fees                                                        --                --           385,832                --
Administrative service and pricing fees                            72,815            74,311            75,431            37,192
Audit and Legal fees                                               16,995            17,643            16,194            16,028
Custody fees                                                       18,693            12,184            73,439            28,948
Distribution expense Class B                                       75,300           245,517            76,690            67,051
Printing and postage expense Class A                              265,455           203,129           103,866            58,220
Printing and postage expense Class B                               23,577            71,655            19,582            22,876
Printing and postage expense Institutional Class                    3,091            16,941            21,016             7,994
SEC and state registration expense                                 40,077            33,575            36,750            38,770
Shareholder servicing fees Class A                                282,986           233,693           136,757            57,360
Shareholder servicing fees Class B                                 25,100            81,839            25,563            22,350
Shareholder servicing fees Institutional Class                      2,090            11,558            16,300             4,655
Transfer agent fees Class A                                     1,023,020           847,031           546,716           286,657
Transfer agent fees Class B                                        92,087           305,158           103,686           109,691
Transfer agent fees Institutional Class                               328               815               388               330
Trustees' fees and insurance expenses                              14,252            15,129            12,827            11,675
Other expenses                                                      6,547             6,594             3,609             2,495
Total Expenses Before Reimbursement                             2,560,926         2,762,445         1,917,272           920,989

Less:
Reimbursement from adviser                                           (745)          (86,176)         (105,968)         (405,908)
Fees paid indirectly                                                 (122)             (143)             (139)             (164)
Total Net Expenses                                              2,560,059         2,676,126         1,811,165           514,917

Net Investment Income/(Loss)                                   (2,174,217)       (2,186,098)         (146,614)         (169,009)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                    (8,253,864)       (8,949,066)       (9,425,211)       (6,424,915)
Written option contracts                                               --                --                --               933
Futures contracts                                                      --                --                --                --
Foreign currency transactions                                          --                --           256,499                --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    50,000,943        46,959,048        23,530,316        13,220,489
Written option contracts                                               --                --                --                36
Futures contracts                                                      --                --                --                --
Foreign currency transactions                                          --                --            (9,472)               --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                  41,747,079        38,009,982        14,352,132         6,796,543

Net Increase in Net Assets Resulting
From Operations                                               $39,572,862       $35,823,884       $14,205,518        $6,627,534

Statement of Operations - continued

                                                                      LB                              High               Income
For the year ended October 31, 2003                                  Fund        Value Fund        Yield Fund              Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                     $10,882,937          $694,404        $1,978,503          $111,632
Taxable interest                                                  280,528            12,924        54,615,487        32,766,935
Tax exempt interest                                                    --                --                --                --
Foreign dividend tax withholding                                       --            (1,651)           (5,156)               --
Total Investment Income                                        11,163,465           705,677        56,588,834        32,878,567

Expenses
Adviser fees                                                    3,100,538           142,285         2,287,898         2,371,254
Subadviser fees                                                        --                --                --                --
Administrative service and pricing fees                           240,688            36,856           183,750           201,826
Audit and Legal fees                                               40,401            15,828            31,289            37,007
Custody fees                                                       26,549             9,811            26,700            31,955
Distribution expense Class B                                      480,553            59,829           270,332           240,048
Printing and postage expense Class A                              597,482            49,020           308,389           254,090
Printing and postage expense Class B                               53,026            15,952            20,822            12,960
Printing and postage expense Institutional Class                   23,323             6,057             5,452            12,472
SEC and state registration expense                                 70,639            38,212            68,261            66,780
Shareholder servicing fees Class A                              1,805,168            61,364         1,341,737         1,571,613
Shareholder servicing fees Class B                                160,184            19,943            90,111            80,016
Shareholder servicing fees Institutional Class                     42,448             4,572            14,276            45,756
Transfer agent fees Class A                                     2,699,426           217,134         1,356,135         1,190,488
Transfer agent fees Class B                                       242,082            68,913            93,648            60,989
Transfer agent fees Institutional Class                             2,296               242             2,589             2,954
Trustees' fees and insurance expenses                              40,890            11,719            32,448            35,484
Other expenses                                                     36,091             2,748            20,942            26,808
Total Expenses Before Reimbursement                             9,661,784           760,485         6,154,779         6,242,500

Less:
Reimbursement from adviser                                        (31,977)         (279,358)          (11,445)          (94,400)
Fees paid indirectly                                                 (188)              (81)             (269)             (233)
Total Net Expenses                                              9,629,619           481,046         6,143,065         6,147,867

Net Investment Income/(Loss)                                    1,533,846           224,631        50,445,769        26,730,700

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                   (43,007,934)       (4,290,602)     (102,420,517)       19,529,503
Written option contracts                                               --                --                --           166,802
Futures contracts                                                      --                --            72,758        (1,778,676)
Foreign currency transactions                                          --                --               922                --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                   154,226,932        10,033,816       203,385,553        15,710,668
Written option contracts                                               --                --                --            (7,525)
Futures contracts                                                      --                --             5,302          (187,411)
Foreign currency transactions                                          --                --                --                --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                 111,218,998         5,743,214       101,044,018        33,433,361

Net Increase in Net Assets Resulting
From Operations                                              $112,752,844        $5,967,845      $151,489,787       $60,164,061

Statement of Operations - continued

                                                                                   Limited
                                                                Municipal          Maturity          Money
For the year ended October 31, 2003                             Bond Fund         Bond Fund       Market Fund
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                    $         --           $24,850       $        --
Taxable interest                                                  168,490         3,571,658         7,964,597
Tax exempt interest                                            36,200,644            70,946                --
Foreign dividend tax withholding                                       --                --                --
Total Investment Income                                        36,369,134         3,667,454         7,964,597

Expenses
Adviser fees                                                    2,188,961           312,216         1,474,356
Subadviser fees                                                        --                --                --
Administrative service and pricing fees                           224,423            59,796           176,652
Audit and Legal fees                                               38,066            16,322            39,719
Custody fees                                                       18,920            11,693            83,048
Distribution expense Class B                                      180,468                --                --
Printing and postage expense Class A                              123,607            35,837           596,790
Printing and postage expense Class B                                4,562             2,558             1,400
Printing and postage expense Institutional Class                      509             5,967            32,198
SEC and state registration expense                                 66,234            36,332           134,568
Shareholder servicing fees Class A                              1,634,252           210,160         1,418,332
Shareholder servicing fees Class B                                 60,156            15,003             3,358
Shareholder servicing fees Institutional Class                      4,056            21,010            46,556
Transfer agent fees Class A                                       457,424           194,379         1,840,104
Transfer agent fees Class B                                        16,541            13,982             4,266
Transfer agent fees Institutional Class                               399               550             1,522
Trustees' fees and insurance expenses                              35,155            13,483            34,169
Other expenses                                                     25,217             3,680            24,645
Total Expenses Before Reimbursement                             5,078,950           952,968         5,911,683

Less:
Reimbursement from adviser                                         (3,281)         (208,221)         (547,755)
Fees paid indirectly                                               (1,167)              (56)             (425)
Total Net Expenses                                              5,074,502           744,691         5,363,503

Net Investment Income/(Loss)                                   31,294,632         2,922,763         2,601,094

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments                                                     1,604,171         1,680,481                --
Written option contracts                                               --                --                --
Futures contracts                                                      --                --                --
Foreign currency transactions                                          --                --                --
Change in net unrealized appreciation/(depreciation) on:
Investments                                                    (4,510,987)          684,593                --
Written option contracts                                               --                --                --
Futures contracts                                                      --                --                --
Foreign currency transactions                                          --                --                --

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions                  (2,906,816)        2,365,074                --

Net Increase in Net Assets Resulting
From Operations                                               $28,387,816        $5,287,837        $2,601,094

The accompanying notes to the financial statements are an integral part of this statement.

Lutheran Brotherhood Family of Funds
Statement of Changes in Net Assets

                                                                   Opportunity                               Mid Cap
                                                                   Growth Fund                             Growth Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      10/31/2003          10/31/2002          10/31/2003          10/31/2002
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                            $(2,174,217)        $(2,268,697)        $(2,186,098)        $(1,918,390)
Net realized gains/(losses) on:
Investments                                              (8,253,864)        (31,701,266)         (8,949,066)        (22,398,085)
Written option contracts                                         --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                              50,000,943          (7,012,661)         46,959,048          (3,230,247)
Written option contracts                                         --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --

Net Change in Net Assets Resulting
From Operations                                          39,572,862         (40,982,624)         35,823,884         (27,546,722)

Distributions to Shareholders

From Net Investment Income                                       --                  --                  --                  --

Trust Share Transactions                                (14,345,646)        (11,710,728)         (8,086,425)         10,224,438

Net Increase/(Decrease) in Net Asset                     25,227,216        (52,693,352)          27,737,459         (17,322,284)

Net Assets, Beginning of Period                         123,881,254         176,574,606         129,871,119         147,193,403

Net Assets, End of Period                              $149,108,470        $123,881,254        $157,608,578        $129,871,119

                                                                      World
                                                                   Growth Fund                             Growth Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      10/31/2003          10/31/2002          10/31/2003          10/31/2002
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                              $(146,614)          $(310,619)          $(169,009)          $(385,099)
Net realized gains/(losses) on:
Investments                                              (9,425,211)        (10,456,222)         (6,424,915)        (11,931,292)
Written option contracts                                         --                  --                 933                  --
Foreign currency transactions                               256,499              83,170                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                              23,530,316         (2,617,868)          13,220,489           3,205,142
Written option contracts                                         --                  --                  36                  --
Foreign currency transactions                                (9,472)             36,912                  --                  --

Net Change in Net Assets Resulting
From Operations                                          14,205,518         (13,264,627)          6,627,534          (9,111,249)

Distributions to Shareholders

From Net Investment Income                                       --                  --                  --                  --

Trust Share Transactions                                (11,465,898)         (7,071,852)          1,087,807           7,936,305

Net Increase/(Decrease) in Net Assets                     2,739,620         (20,336,479)          7,715,341          (1,174,944)

Net Assets, Beginning of Period                          78,159,054          98,495,533          34,106,995          35,281,939

Net Assets, End of Period                               $80,898,674         $78,159,054         $41,822,336         $34,106,995

                                                                       LB Fund                              Value Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      10/31/2003          10/31/2002          10/31/2003          10/31/2002
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income/(loss)                             $1,533,846            $976,141            $224,631            $159,763
Net realized gains/(losses) on:
Investments                                             (43,007,934)       (127,075,736)         (4,290,602)         (4,534,582)
Written option contracts                                         --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             154,226,932         (58,661,562)         10,033,816          (3,045,068)
Written option contracts                                         --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --

Net Change in Net Assets Resulting
From Operations                                         112,752,844        (184,761,157)          5,967,845          (7,419,887)

Distributions to Shareholders

From Net Investment Income                                 (800,564)         (1,767,946)           (161,409)           (117,200)

Trust Share Transactions                                (94,822,005)        (70,351,587)            832,979          12,171,042

Net Increase/(Decrease) in Net Assets                    17,130,275        (256,880,690)          6,639,415           4,633,955

Net Assets, Beginning of Period                         830,462,568       1,087,343,258          34,001,335          29,367,380

Net Assets, End of Period                              $847,592,843        $830,462,568         $40,640,750         $34,001,335

                                                                       High
                                                                    Yield Fund                             Income Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      10/31/2003          10/31/2002          10/31/2003          10/31/2002
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $50,445,769         $65,794,543         $26,730,700         $34,425,392
Net realized gains/(losses) on:
Investments                                            (102,420,517)       (220,018,724)         19,529,503         (19,620,648)
Written option contracts                                         --                  --             166,802                  --
Futures contracts                                            72,758                  --          (1,778,676)                 --
Foreign currency transactions                                   922                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                             203,385,553          92,078,674          15,710,668         (12,745,643)
Written option contracts                                         --                  --              (7,525)                 --
Futures contracts                                             5,302                  --            (187,411)                 --

Net Change in Net Assets Resulting
From Operations                                         151,489,787         (62,145,507)         60,164,061           2,059,101

Distributions to Shareholders
From net investment income                              (47,376,867)        (65,784,133)        (28,277,948)        (33,159,926)
From net realized gains                                          --                  --                  --                  --

Total Distributions to Shareholders                     (47,376,867)        (65,784,133)        (28,277,948)        (33,159,926)

Trust Share Transactions                                (11,828,036)          4,343,509         (68,893,527)         10,609,079

Net Increase/(Decrease) in Net Assets                    92,284,884        (123,586,131)        (37,007,414)        (20,491,746)

Net Assets, Beginning of Period                         534,573,400         658,159,531         701,190,989         721,682,735

Net Assets, End of Period                              $626,858,284        $534,573,400        $664,183,575        $701,190,989

                                                                     Municipal                           Limited Maturity
                                                                     Bond Fund                               Bond Fund
                                                         ------------------------------          ------------------------------
For the years ended                                      10/31/2003          10/31/2002          10/31/2003          10/31/2002
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                   $31,294,632         $30,087,398          $2,922,763          $2,643,649
Net realized gains/(losses) on:
Investments                                               1,604,171           1,340,377           1,680,481            (560,023)
Written option contracts                                         --                  --                  --                  --
Futures contracts                                                --                  --                  --                  --
Foreign currency transactions                                    --                  --                  --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                              (4,510,987)           (495,706)            684,593             (54,342)
Written option contracts                                         --                  --                  --                  --
Futures contracts                                                --                  --                  --                  --

Net Change in Net Assets Resulting
From Operations                                          28,387,816          30,932,069           5,287,837           2,029,284

Distributions to Shareholders
From net investment income                              (32,953,359)        (29,272,110)         (2,923,760)         (2,643,649)
From net realized gains                                    (511,275)                 --                  --          (1,163,224)

Total Distributions to Shareholders                     (33,464,634)        (29,272,110)         (2,923,760)         (3,806,873)

Trust Share Transactions                                  2,674,638          41,856,594          15,246,004          39,515,875

Net Increase/(Decrease) in Net Assets                    (2,402,180)         43,516,553          17,610,081          37,738,286

Net Assets, Beginning of Period                         670,884,408         627,367,855          93,704,647          55,966,361

Net Assets, End of Period                              $668,482,228        $670,884,408        $111,314,728         $93,704,647

                                                                      Money
                                                                   Market Fund
                                                         ------------------------------
For the years ended                                      10/31/2003          10/31/2002
---------------------------------------------------------------------------------------
Operations
Net investment income                                    $2,601,094          $7,760,153
Net realized gains/(losses) on:
Investments                                                      --                  --
Written option contracts                                         --                  --
Futures contracts                                                --                  --
Foreign currency transactions                                    --                  --
Change in net unrealized
appreciation/(depreciation) on:
Investments                                                      --                  --
Written option contracts                                         --                  --
Futures contracts                                                --                  --

Net Change in Net Assets Resulting
From Operations                                           2,601,094           7,760,153

Distributions to Shareholders
From net investment income                               (2,601,094)         (7,760,153)
From net realized gains                                          --                  --

Total Distributions to Shareholders                      (2,601,094)         (7,760,153)

Trust Share Transactions                               (139,466,644)        (92,402,502)

Net Increase/(Decrease) in Net Assets                  (139,466,644)        (92,402,502)

Net Assets, Beginning of Period                         659,565,323         751,967,825

Net Assets, End of Period                              $520,098,679        $659,565,323

The accompanying notes to the financial statements are an integral part of this statement.

The Lutheran Brotherhood Family of Funds

Notes to Financial Statements
As of October 31, 2003

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds ("Funds" or "Trust") was
organized as a Delaware Business Trust and is registered as an open-end diversified management investment company under the
Investment Company Act of 1940. The Trust is divided into eleven series (the "Fund(s)"), each with its own investment objective and policies. The Trust currently consists of six equity funds, four fixed-income funds and one money market fund.

The Trust offers three classes of shares: Class A, Class B and
Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a shareholder servicing fee of 0.25%
and a maximum front-end sales load of 5.50% for equity funds and 4.50%
for fixed income funds, except the Limited Maturity Bond Fund and the
Money Market Fund which have no sales loads. Class B shares are offered at net asset value and charged a 0.75% annual distribution fee, for all Funds except the Limited Maturity Bond Fund and the Money
Market Fund, and all Class B shares are charged a shareholder servicing fee of 0.25%. In addition, Class B shares have a maximum contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class
B shares convert to Class A shares at the end of the fifth year.
Institutional Class shares are offered at net asset value and charged a 0.15% shareholder servicing fee, with no annual distribution fees.
All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. Prior to December 31, 2002, such securities were valued at a range between bid and ask prices. For the
High Yield, Income, Municipal Bond and Limited Maturity Bond Funds,
this change decreased the net asset value per share $0.02, $0.01,
$0.01 and $0.01, respectively. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money
Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share.

All other securities for which market values are not readily available are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of October 31, 2003, six
securities in the High Yield Fund were valued at fair value, which represents 0.13% of the Fund's net assets. As many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Fund, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets.

(B) Foreign Currency Translation -- The accounting records of each
Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Trust treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the
Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

(D) Foreign Denominated Investments -- Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. Certain of the Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes -- No provision has been made for income taxes because the Funds' policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the
Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes.
Certain Funds may utilize earnings and profits distributed
to shareholders on the redemption of shares as part of the
dividend paid deduction.

(F) Income and Expenses -- Estimated expenses are accrued daily. The
Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend
eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accrual of market discount, accrual of original issue discount and
amortization of premium. Dividend income is recorded on the
ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Fees Paid Indirectly -- The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are paid at least annually for all Funds, after the close of the fiscal year.

Dividends are declared and paid annually for the Opportunity Growth,
Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds; and
declared daily and paid monthly for the High Yield, Income, Municipal
Bond, Limited Maturity Bond and Money Market Funds. Daily dividends for the Money Market Fund also include any short-term net realized gains or losses on the sale of securities.

(I) Options -- All Funds except the Money Market Fund may buy put and call options and write covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. During the year ended October
31, 2003, the Growth, Income and Limited Maturity Bond Funds engaged in this type of investment.

(J) Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required "initial margin deposit" are pledged to the broker. Additional securities held by the Funds may be earmarked as collateral for open futures contracts. The futures contract's daily change in value ("variation margin") is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. During the year ended October 31, 2003, the High Yield Fund and the Income Fund
engaged in this type of investment.

(K) Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA,
FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to "roll over" their purchase commitments. The Income and
Limited Maturity Bond Funds earned $2,315,000 and $227,781,
respectively, from such fees for the year ended October 31, 2003.

(L) Securities Lending -- Effective October 31, 2003, The Lutheran
Brotherhood Family of Funds entered into a Securities Lending
Agreement (the "Agreement") with State Street Bank. The Agreement allows the Funds to lend securities to qualified institutional borrowers for the purpose of earning additional income. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities, plus any accrued interest. All cash collateral received is invested in a State
Street Bank Money Market fund. For the year ended October 31, 2003, no
Funds participated in this type of investment activity.

(M) The Impact of Initial Public Offerings on Performance -- Each of
the Funds except the Money Market Fund may invest in an initial public offering ("IPO") of a security. On occasion a Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents a Fund with the opportunity to "flip" or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for that Fund.
Investments in IPO's may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

(N) When-Issued and Delayed Delivery Transactions -- The Funds may
engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are earmarked on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

(O) Credit Risk -- The Funds may be susceptible to credit risk to the extent an issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of issuers. Interest accruals on defaulted securities are monitored for the ability to collect payments in default and are adjusted accordingly.

(P) Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United
States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(Q) Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees -- The Trust currently maintains an
Investment Advisory Agreement under which each of the Funds pays a fee for investment advisory services. Effective January 1, 2003, Thrivent
Investment Management Inc. (Thrivent Investment Mgt.) became the investment adviser for the Trust, replacing Lutheran Brotherhood
Research Corp. Thrivent Investment Mgt. is a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial). Advisory
fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

         (M - Millions)   $0 to     $20 to     $50 to    $100 to    $150 to    $250 to    $500 to   $1,000 to $1,500 to   Over
Fund                      $20M       $50M      $100M      $150M      $250M      $500M     $1,000M    $1,500M   $2,000M   $2,000M
--------------------------------------------------------------------------------------------------------------------------------
LB Opportunity
 Growth Fund              0.50%      0.50%      0.50%      0.40%      0.40%      0.35%      0.30%     0.25%     0.25%     0.25%
LB Mid Cap Growth Fund    0.45%      0.45%      0.45%      0.40%      0.40%      0.35%      0.30%     0.25%     0.25%     0.25%
LB World Growth Fund      1.00%      0.85%      0.75%      0.75%      0.75%      0.75%      0.75%     0.75%     0.75%     0.75%
LB Growth Fund           0.425%     0.425%     0.425%     0.425%     0.425%     0.425%     0.375%    0.325%    0.325%    0.325%
LB Fund                   0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.35%     0.30%     0.30%     0.30%
LB Value Fund             0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.35%     0.30%     0.30%     0.30%
LB High Yield Fund        0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.35%     0.30%     0.30%     0.30%
LB Income Fund            0.35%      0.35%      0.35%      0.35%      0.35%      0.35%     0.325%     0.30%     0.30%     0.30%
LB Municipal Bond Fund   0.325%     0.325%     0.325%     0.325%     0.325%     0.325%    0.3125%     0.30%     0.30%     0.30%
LB Limited Maturity
 Bond Fund                0.30%      0.30%      0.30%      0.30%      0.30%      0.30%     0.275%     0.25%     0.25%     0.25%
LB Money Market Fund      0.25%      0.25%      0.25%      0.25%      0.25%      0.25%     0.225%     0.20%    0.175%     0.15%

The Adviser pays T. Rowe Price International an annual subadvisory fee for the performance of subadvisory services for the World Growth Fund.
The subadvisory fee, which is paid by the Adviser from its advisory fee, is equal to 0.50% of the Fund's average daily net assets.

The Adviser has voluntarily agreed to limit its advisory fee to a flat rate of 0.75% of the average daily net assets of the World Growth
Fund. For the period from November 1, 2002 through December 31, 2002, the Adviser also voluntarily agreed to waive 35 basis points (0.35%)
on an annual basis from the advisory fees payable by the Mid Cap
Growth Fund, an additional 15 basis points (0.15%) for the World
Growth Fund, 65 basis points (0.65%) for the Growth and Value Funds,
30 basis points (0.30%) for the Limited Maturity Bond Fund and 5 basis points (0.05%) for the Income Fund.

For the period from November 1, 2002 through December 31, 2002, the
Adviser also voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the
Money Market Fund in order to limit the Fund's total operating expenses for Class A shares and Class B shares to an annual rate of
0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for
Institutional Class shares.

Beginning January 1, 2003, the following voluntary expense
reimbursements went in to effect: the Growth and Value Funds, 1.25%
and 0.80% of the average daily net assets of each class of shares, respectively; the Limited Maturity Bond Fund, 0.20% of the average daily net assets of Class A shares; and the Money Market Fund, 0.10%
of the average daily net assets of Class A and Class B shares.

These voluntary expense reimbursements may be discontinued at any time.

(B) Distribution and Shareholder Servicing Plans -- The Trust has
adopted a Distribution Plan (the "12b-1 Plan") under Rule 12b-1 of the
1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1
Plan, each Fund pays Thrivent Investment Mgt. an annual fee of 0.75%
of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by Thrivent Investment Mgt. to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the year ended October 31, 2003, Thrivent
Investment Mgt. received aggregate 12b-1 fees of $1,695,788 from the
Trust.

In addition, the Trust has adopted shareholder servicing plans for each of the Funds (the "Shareholder Servicing Plans"). Pursuant to the
Shareholder Servicing Plans, Class A and Class B shares pay Thrivent
Investment Mgt. an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay Thrivent Investment Mgt. an annual fee of 0.15% of the average daily net assets. Payments under the
Shareholder Servicing Plans are used to finance various
shareholder-servicing activities. For the year ended October 31, 2003,
Thrivent Investment Mgt. received aggregate shareholder servicing fees of $9,550,322 from the Trust. Effective January 1, 2003, Thrivent
Investment Mgt. began reimbursing the 0.15% shareholder servicing fee for the Institutional Class shares.

(C) Sales Charges and Other Fees -- For the year ended October 31,
2003, Thrivent Investment Mgt. received $2,410,218 of aggregate underwriting concessions from sales of Class A shares and aggregate contingent deferred sales charges of $433,605 from redemptions of
Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

Thrivent Financial Investor Services Inc. (Thrivent Investor Services)
also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the year ended
October 31, 2003, Thrivent Investor Services received aggregate fees for administrative personnel and services of $1,300,786 from the Trust.

In addition, Thrivent Investor Services provides the Funds with transfer agent services pursuant to an agreement. For the year ended
October 31, 2003, Thrivent Investor Services received aggregate fees for transfer agent services of $11,781,970 from the Trust.

The Funds have adopted a trustee fee deferral plan that allows the
Trustees to defer the receipt of all or a portion of their Trustee
Fees. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Funds are officers and directors of Thrivent Investment Mgt. and Thrivent
Investor Services; however, they receive no compensation from the
Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of
America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase(Decrease)]:

                   Accumulated     Accumulated
                  Net Investment   Net Realized        Trust
Fund               Income/(Loss)    Gain/(Loss)       Capital
-----------------------------------------------------------------
LB Opportunity
 Growth Fund         $2,175,085      $      --       $(2,175,085)
LB Mid Cap
 Growth Fund          2,186,504             --        (2,186,504)
LB World
 Growth Fund            256,560       (256,560)               --
LB Growth Fund          169,008             --          (169,008)
LB Value Fund           (32,692)        32,692                --
LB High Yield Fund       (9,852)         9,852                --
LB Income Fund           68,256        (68,256)               --
LB Municipal
 Bond Fund                   --        (74,000)           74,000
LB Limited Maturity
 Bond Fund               30,380        (30,380)               --

At October 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                 Undistributed      Undistributed
                                    Ordinary          Long-Term
Fund                                 Income          Capital Gain
-----------------------------------------------------------------
LB World Growth Fund               $  109,255         $        --
LB Fund                             1,527,145                  --
LB Value Fund                         156,737                  --
LB High Yield Fund                  1,186,101                  --
LB Income Fund                         71,552                  --
LB Municipal Bond Fund*               137,659           1,511,858
LB Limited Maturity Bond Fund         740,305             376,844
LB Money Market Fund                    8,990                  --

*LB Municipal Bond undistributed ordinary income is primarily exempt from federal income tax.

At October 31, 2003, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                         Capital Loss             Expiration
Fund                       Carryover                 Year
--------------------------------------------------------------
LB Opportunity          $  32,398,469                2009
 Growth Fund               32,116,587                2010
                            7,086,081                2011
                        -------------
                        $  71,601,137
                        =============
LB Mid Cap Growth Fund  $  11,463,008                2009
                           22,676,956                2010
                            8,767,898                2011
                        -------------
                        $  42,907,862
                        =============
LB World Growth Fund    $   1,222,667                2009
                           10,445,650                2010
                            8,815,509                2011
                        -------------
                        $  20,483,826
                        =============
LB Growth Fund          $     176,010                2008
                            3,507,522                2009
                           11,207,922                2010
                            4,888,301                2011
                        -------------
                        $  19,779,755
                        =============
LB Fund                 $  52,137,884                2009
                          125,280,540                2010
                           45,072,180                2011
                        -------------
                         $222,490,604
                        =============
LB Value Fund           $      83,605                2008
                              228,777                2009
                            4,443,267                2010
                            4,140,620                2011
                        -------------
                        $   8,896,269
                        =============
LB High Yield Fund      $  18,998,975                2007
                           15,133,980                2008
                          125,418,013                2009
                          223,628,596                2010
                           90,973,334                2011
                        -------------
                         $474,152,898
                        =============
LB Income Fund          $     263,459                2007
                           20,967,792                2008
                           17,362,752                2010
                        -------------
                        $  38,594,003
                        =============

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers.

The tax character of distributions paid during the years ended October
31, 2003 and 2002 was as follows:

                                  Tax-Exempt Income               Ordinary Income      Long-Term Capital Gain
Fund                            2003             2002           2003           2002     2003            2002
-------------------------------------------------------------------------------------------------------------
LB Fund                   $        --     $        --    $   800,564    $ 1,767,946     $     --          $--
LB Value Fund                      --              --        161,409        117,200           --           --
LB High Yield Fund                 --              --     47,376,867     65,784,133           --           --
LB Income Fund                     --              --     28,277,948     33,159,926           --           --
LB Municipal Bond Fund     32,807,758      29,272,110        145,601             --      511,275           --
LB Limited Maturity
 Bond Fund                         --              --      2,923,760      3,806,873           --           --
LB Money Market Fund               --              --      2,601,094      7,760,153           --           --

At October 31, 2003, the gross unrealized appreciation and
depreciation of investments, based on cost for federal income tax purposes, were as follows:

                                                                                           Net Unrealized
                                   Federal          Unrealized          Unrealized          Appreciation
Fund                              Tax Cost         Appreciation        (Depreciation)      (Depreciation)
---------------------------------------------------------------------------------------------------------
LB Opportunity Growth Fund     $ 125,018,272       $ 30,913,517        $ (5,958,521)       $ 24,954,996
LB Mid Cap Growth Fund           131,884,914         30,088,776          (4,887,013)         25,201,763
LB World Growth Fund              81,459,519          6,884,330         (10,022,394)         (3,138,064)
LB Growth Fund                    42,714,655          1,301,515          (2,171,865)           (870,350)
LB Fund                          841,494,947         70,915,278         (64,513,419)          6,401,859
LB Value Fund                     38,374,474          4,423,961          (1,485,357)          2,938,604
LB High Yield Fund               631,891,878         36,505,421         (45,321,919)         (8,816,498)
LB Income Fund                   684,479,304         23,717,766          (4,286,033)         19,431,733
LB Municipal Bond Fund           592,829,070         64,927,451            (121,106)         64,806,345
LB Limited Maturity Bond Fund    120,332,360          1,994,679            (256,848)          1,737,831
LB Money Market Fund             520,851,127                 --                  --                  --

Shareholder Notification of Federal Tax Status (unaudited)

LB Fund, LB Value Fund, LB High Yield Fund, LB Income Fund, and LB
Limited Maturity Bond Fund designate 100%, 100%, 5%, 1% and 1%, respectively, of the dividends declared from net investment income as dividends qualifying for the 70% corporate dividends received deduction.

LB High Yield Fund, LB Income Fund, and LB Limited Maturity Bond Fund
designate 5%, 1% and 1%, respectively, of dividends declared after
December 31, 2002 from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of
2003.

LB Municipal Bond Fund designates 99.56% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 2003.

LB Municipal Bond Fund designates $585,275 as distributions of long-term capital gains. This amount may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

(5) DISTRIBUTIONS BY CLASS

Distributions to shareholders, by class, for the years ended October
31, 2002 and 2003, were as follows:

                                                                       Net Investment Income
                             --------------------------------------------------------------------------------------------------
                                                  2002                                                  2003
                             ---------------------------------------------         --------------------------------------------
                                                             Institutional                                        Institutional
Fund                           Class A           Class B             Class           Class A           Class B            Class
--------------------------------------------------------------------------         --------------------------------------------
LB Fund                    $ 1,499,328       $        --        $  268,618       $   612,602       $        --       $  187,962
Value Fund                      74,685                --            42,515           108,463                --           52,946
High Yield Fund             60,665,961         3,782,674         1,335,498        43,874,837         2,680,200          821,830
Income Fund                 30,003,364         1,137,584         2,018,978        25,804,078         1,073,531        1,400,339
Municipal Bond Fund         28,436,555           707,941           127,614        31,824,017           991,387          137,955
Limited Maturity Bond Fund   1,938,822           192,473           512,354         2,337,573           156,829          429,358
Money Market Fund            7,156,028            10,442           593,683         2,320,102             5,566          275,426

                                                                       Net Realized Gains
                             --------------------------------------------------------------------------------------------------
                                                  2002                                                  2003
                             ---------------------------------------------         --------------------------------------------
                                                             Institutional                                        Institutional
Fund                           Class A           Class B             Class           Class A           Class B            Class
--------------------------------------------------------------------------         --------------------------------------------
Municipal Bond Fund          $      --         $      --         $      --         $ 491,574          $ 17,651          $ 2,050
Limited Maturity Bond Fund     821,818           101,942           239,464                --                --               --

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities -- For the year ended
October 31, 2003, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                In thousands
                                      ------------------------------
          Portfolio                   Purchases             Sales
--------------------------------------------------------------------
LB Opportunity Growth Fund            $150,263            $158,836
LB Mid Cap Growth Fund                  96,928             107,267
LB World Growth Fund                    19,641              31,727
LB Growth Fund                          39,031              37,999
LB Fund                                 81,638             222,718
LB Value Fund                           23,943              21,876
LB High Yield Fund                     525,049             531,653
LB Income Fund                         546,269             491,381
LB Municipal Bond Fund                  74,089              37,323
LB Limited Maturity Bond Fund           61,457               3,028

Purchases and sales of U.S. Government securities were:

                                                In thousands
                                      ------------------------------
          Portfolio                   Purchases             Sales
--------------------------------------------------------------------
LB High Yield Fund                  $    2,748            $       31
LB Income Fund                       1,505,270             1,611,679
LB Limited Maturity Bond Fund          247,045               284,763

(B) Investments in Restricted Securities -- The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933.
Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was
$7,029,823 at October 31, 2003, which represented 1.12% of the net assets of the High Yield Fund. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities -- The High Yield Fund
invests primarily in high-yielding fixed income securities. The Income
Fund may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts -- The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

(E) Open Written Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2003, were as follows:

                                                 Growth Fund
                                      ------------------------------
                                        Number of           Premium
                                        Contracts            Amount
--------------------------------------------------------------------
Balance at October 31, 2002                    --          $     --
Opened                                        250            31,459
Closed                                       (192)          (25,559)
Expired                                       (37)           (2,283)
Exercised                                     (18)           (3,026)
                                      ------------     ------------
Balance at October 31, 2003                     3          $    591
                                      ============     ============

                                                 Income Fund
                                      ------------------------------
                                        Number of           Premium
                                        Contracts            Amount
--------------------------------------------------------------------
Balance at October 31, 2002                   200       $   116,900
Opened                                      1,800         1,009,465
Closed                                     (1,700)       (1,016,740)
Expired                                      (300)         (109,625)
Exercised                                      --                --
                                      ------------     ------------
Balance at October 31, 2003                    --        $       --
                                      ============     ============

(7) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest ($0.001 par value) of all of the Funds. Transactions in Fund shares were as follows:

                                                                LB Opportunity Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                1,143,074  $   9,487,266        289,863  $   2,349,268      1,971,666  $  15,656,663
Redeemed                           (3,107,845)   (25,805,218)      (120,694)      (941,271)    (1,710,793)   (12,457,436)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                         (1,964,771) $ (16,317,952)       169,169  $   1,407,997        260,873  $   3,199,227
                                =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                1,592,299   $ 11,312,801        296,185   $  1,995,701         52,335   $    375,271
Redeemed                           (2,786,124)   (19,587,903)      (485,582)    (3,291,264)      (742,443)    (5,150,252)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                         (1,193,825) $  (8,275,102)      (189,397) $  (1,295,563)      (690,108) $  (4,774,981)
                                =============  =============  =============  =============  =============  =============

                                                                 LB Mid Cap Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                1,561,420  $  17,961,210        789,446  $   8,761,266        758,543  $   9,206,934
Redeemed                           (1,920,657)   (21,514,764)      (258,645)    (2,692,153)      (133,332)    (1,498,055)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                           (359,237) $  (3,553,554)       530,801  $   6,069,113        625,211  $   7,708,879
                                =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                1,843,623   $ 19,309,751        673,828   $  6,639,295        126,925  $   1,368,975
Redeemed                           (1,751,690)   (17,830,900)      (918,187)    (9,027,730)      (851,835)    (8,545,816)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                             91,933  $   1,478,851       (244,359) $  (2,388,435)      (724,910) $  (7,176,841)
                                =============  =============  =============  =============  =============  =============

                                                                   LB World Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                  881,301  $   7,223,430        313,906  $   2,499,123        824,129  $   7,041,971
Redeemed                           (1,941,793)   (15,837,360)      (135,764)    (1,052,170)      (798,157)    (6,946,846)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                         (1,060,492) $  (8,613,930)       178,142  $   1,446,953         25,972  $      95,125
                                =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                1,077,423  $   8,050,781        242,973   $  1,683,215      3,126,322   $ 22,169,372
Redeemed                           (1,742,473)   (12,872,578)      (431,284)    (3,010,415)    (3,776,424)   (27,486,273)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                           (665,050) $  (4,821,797)      (188,311) $  (1,327,200)      (650,102) $  (5,316,901)
                                =============  =============  =============  =============  =============  =============

                                                                     LB Growth Fund
                                ----------------------------------------------------------------------------------------
                                           Class A                       Class B                 Institutional Class
                                ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002         Shares         Amount         Shares         Amount         Shares          Amount
------------------------------- -------------  -------------  -------------  -------------  -------------  -------------
Sold                                  729,495 $    7,891,533        318,820  $   3,413,771        250,060  $   2,962,293
Redeemed                             (496,234)    (5,359,668)       (65,455)      (667,553)       (29,595)      (304,071)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                            233,261  $   2,531,865        253,365  $   2,746,218        220,465  $   2,658,222
                                =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                  741,003  $   7,172,020        299,250  $   2,753,280         31,830   $    304,741
Redeemed                             (546,181)    (5,053,595)      (184,590)    (1,725,929)      (253,348)    (2,362,710)
                                -------------  -------------  -------------  -------------  -------------  -------------
Net Change                            194,822  $   2,118,425        114,660   $  1,027,351       (221,518) $  (2,057,969)
                                =============  =============  =============  =============  =============  =============

                                                                               LB Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       2,624,881   $ 49,694,910        834,289  $  15,397,334        854,637  $  16,642,069
Dividends and distributions reinvested        71,211      1,481,965             --             --         12,498        260,340
Redeemed                                  (7,680,849)  (139,379,157)      (398,356)    (6,981,100)      (387,430)    (7,467,948)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (4,984,757) $ (88,202,282)       435,933  $   8,416,234        479,705  $   9,434,461
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                       2,702,928   $ 45,060,874        695,771   $ 11,164,359        309,613   $  5,154,742
Dividends and distributions reinvested        38,438        600,244             --             --         11,719        183,050
Redeemed                                  (6,883,705)  (113,347,774)    (1,239,320)   (19,819,384)    (1,488,729)   (23,818,116)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (4,142,339)  $(67,686,656)      (543,549) $  (8,655,025)    (1,167,397)  $(18,480,324)
                                       =============  =============  =============  =============  =============  =============

                                                                            LB Value Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                         927,027  $  12,028,268        287,420  $   3,734,431        146,380  $   1,968,628
Dividends and distributions reinvested         5,116         70,635             --             --            804         11,159
Redeemed                                    (379,969)    (4,799,131)       (38,174)      (460,630)       (29,208)      (382,318)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   552,174  $   7,299,772        249,246  $   3,273,801        117,976  $   1,597,469
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                         636,237   $  7,099,126        244,028   $  2,660,649         15,190   $    166,295
Dividends and distributions reinvested         9,825        103,062             --             --          1,897         20,016
Redeemed                                    (513,679)    (5,621,828)      (166,497)    (1,878,345)      (156,442)    (1,715,996)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   132,383  $   1,580,360         77,531   $    782,304       (139,355) $  (1,529,685)
                                       =============  =============  =============  =============  =============  =============

                                                                         LB High Yield Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                      12,248,244  $  61,433,994      1,460,665  $   7,286,915        752,407  $   3,891,561
Dividends and distributions reinvested     8,601,251     41,850,043        589,931      2,859,046        178,798        872,111
Redeemed                                 (21,681,642)  (105,115,672)    (1,047,288)    (4,974,186)      (742,410)    (3,760,303)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                  (832,147) $  (1,831,635)     1,003,308  $   5,171,775        188,795  $   1,003,369
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                      13,164,586   $ 62,463,213      1,311,403   $  6,233,069        412,950   $  2,005,720
Dividends and distributions reinvested     6,421,210     30,392,191        430,220      2,030,090         89,645        421,500
Redeemed                                 (20,850,691)   (97,700,547)    (2,842,387)   (13,417,073)      (945,008)    (4,256,199)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (1,264,895) $  (4,845,143)    (1,100,764) $  (5,153,914)      (442,413) $  (1,828,979)
                                       =============  =============  =============  =============  =============  =============

                                                                           LB Income Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       7,032,952  $  59,620,370      1,144,275  $   9,663,237        890,959  $   7,565,209
Dividends and distributions reinvested     2,843,265     23,968,361        122,432      1,030,256        203,169      1,712,082
Redeemed                                  (9,854,228)   (83,389,911)      (366,002)    (3,087,254)      (763,781)    (6,473,271)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                    21,989  $     198,820        900,705  $   7,606,239        330,347  $   2,804,020
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                       4,413,923  $  38,031,533        679,025  $   5,829,800        429,970  $  3,717,434
Dividends and distributions reinvested     2,396,703     20,675,394        112,059        963,933        130,150     1,117,607
Redeemed                                 (12,543,767)  (108,176,805)    (1,130,926)    (9,767,362)    (2,495,027)  (21,285,061)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                (5,733,141) $ (49,469,878)      (339,842) $  (2,973,629)    (1,934,907) $(16,450,020)
                                       =============  =============  =============  =============  =============  =============

                                                                       LB Municipal Bond Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       7,573,858  $  68,796,124       865,865   $   7,834,781        89,496   $     815,758
Dividends and distributions reinvested     2,445,461     22,080,482         69,643        627,831        12,783         115,511
Redeemed                                  (6,238,386)   (56,555,274)      (172,387)    (1,562,419)      (32,764)       (296,200)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 3,780,933  $  34,321,332        763,121  $   6,900,193         69,515  $     635,069
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                       6,146,057   $ 56,334,457        766,509   $  7,005,554          7,567   $     69,320
Dividends and distributions reinvested     2,746,668     25,140,069         98,141        895,838         12,782        116,953
Redeemed                                  (8,775,939)   (80,247,790)      (638,582)    (5,828,311)       (88,608)      (811,452)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                   116,786  $   1,226,736        226,068   $  2,073,081        (68,259)  $   (625,179)
                                       =============  =============  =============  =============  =============  =============

                                                                      LB Limited Maturity Bond Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                       4,215,237  $  53,843,159         43,579  $     555,868        252,951  $   3,242,577
Dividends and distributions reinvested       186,032      2,370,061            961         12,256          9,327        118,761
Redeemed                                  (1,573,302)   (20,081,588)        (3,032)       (38,565)       (39,717)      (506,654)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 2,827,967   $ 36,131,632         41,508  $     529,559        222,561  $   2,854,684
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                       4,184,022   $ 54,311,427         32,523   $    421,341        145,089   $  1,900,573
Dividends and distributions reinvested       179,498      2,330,628          1,708         22,182          7,476         96,925
Redeemed                                  (3,239,055)   (42,058,847)       (13,604)      (176,671)      (123,997)    (1,601,554)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                                 1,124,465   $ 14,583,208         20,627   $    266,852         28,568   $    395,944
                                       =============  =============  =============  =============  =============  =============

                                                                          LB Money Market Fund
                                      ----------------------------------------------------------------------------------------
                                                 Class A                       Class B                 Institutional Class
                                      ----------------------------  ----------------------------  ----------------------------
Year Ended October 31, 2002              Shares         Amount         Shares         Amount         Shares          Amount
-------------------------------       -------------  -------------  -------------  -------------  -------------  -------------
Sold                                     852,662,607   $852,662,607        989,131  $     989,131     71,590,745  $  71,590,745
Dividends and distributions reinvested     7,057,508      7,057,508         10,176         10,176        574,798        574,798
Redeemed                                (949,148,524)  (949,148,524)      (623,905)      (623,905)   (75,515,038)   (75,515,038)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                               (89,428,409)  $(89,428,409)       375,402  $     375,402     (3,349,495) $  (3,349,495)
                                       =============  =============  =============  =============  =============  =============
Year Ended October 31, 2003
---------------------------
Sold                                     621,143,003  $ 621,143,003        747,303   $    747,303     18,221,034   $ 18,221,034
Dividends and distributions reinvested     2,281,522      2,281,522          5,265          5,265        272,222        272,222
Redeemed                                (747,103,314)  (747,103,314)    (1,055,284)    (1,055,284)   (33,978,395)   (33,978,395)
                                       -------------  -------------  -------------  -------------  -------------  -------------
Net Change                              (123,678,789) $(123,678,789)      (302,716) $    (302,716)   (15,485,139) $ (15,485,139)
                                       =============  =============  =============  =============  =============  =============

(8) LINE OF CREDIT

Effective May 1, 2003 The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., The AAL Mutual Funds, and the AAL
Variable Product Series Fund, Inc., entered into an unsecured $75 million bank line of credit agreement with State Street Bank and Trust
Company. Borrowings under the agreement would bear interest at the
Federal Funds rate plus 0.50%. The Funds are allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions.
The Funds did not borrow against the line during the year ended
October 31, 2003.

The Lutheran Brotherhood Family of Funds
Financial Highlights

Lutheran Brotherhood Opportunity Growth Fund                                             Class A Shares
------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year           Year           Year
                                                             Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)      10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $6.61          $8.71          $14.30         $11.16          $9.33
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.13)         (0.12)          (0.10)         (0.13)         (0.13)
Net realized and unrealized gain/(loss)
on investments (b)                                           2.48          (1.98)          (4.57)          3.27           1.96
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.35          (2.10)          (4.67)          3.14           1.83
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------     ----------
Net investment income                                          --             --           (0.92)            --             --
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                              $8.96          $6.61           $8.71         $14.30         $11.16
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            35.35%        (24.00)%        (34.40)%        28.32%         19.61%
Net assets, end of period (in millions)                    $136.8         $108.8          $160.5         $253.2         $206.0
Ratio of expenses to average net assets                      2.01%          1.84%           1.59%          1.36%          1.50%
Ratio of net investment loss to average net assets          (1.70)%        (1.38)%         (0.93)%        (0.88)%        (1.19)%
Portfolio turnover rate                                       126%           117%            126%           143%            49%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets

Lutheran Brotherhood Opportunity Growth Fund - continued                                 Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $6.37          $8.45          $13.99         $11.00          $9.27
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.18)         (0.11)          (0.07)         (0.14)         (0.20)
Net realized and unrealized gain/(loss)
on investments (b)                                           2.37          (1.97)          (4.55)          3.13           1.93
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.19          (2.08)          (4.62)          2.99           1.73
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------     ----------
Net investment income                                          --             --           (0.92)            --             --
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                              $8.56          $6.37           $8.45         $13.99         $11.00
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            34.38%        (24.62)%        (34.84)%        27.36%         18.66%
Net assets, end of period (in millions)                     $11.6           $9.8           $11.6          $14.8           $8.5
Ratio of expenses to average net assets                      2.76%          2.59%           2.34%          2.11%          2.25%
Ratio of net investment loss to average net assets          (2.45)%        (2.13)%         (1.68)%        (1.63)%        (1.94)%
Portfolio turnover rate                                       126%           117%            126%           143%            49%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets

Lutheran Brotherhood Opportunity Growth Fund - continued                       Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $6.80          $8.88          $14.45         $11.21          $9.35
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.13)          0.04           (0.12)         (0.03)         (0.14)
Net realized and unrealized gain/(loss)
on investments (b)                                           2.66          (2.12)          (4.53)          3.27           2.00
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.53          (2.08)          (4.65)          3.24           1.86
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------     ----------
Net investment income                                          --             --           (0.92)            --             --
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                              $9.33          $6.80           $8.88         $14.45         $11.21
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            37.21%        (23.42)%        (33.87)%        29.08%         19.89%
Net assets, end of period (in millions)                      $0.7           $5.2            $4.5          $12.1           $8.8
Ratio of expenses to average net assets                      0.98%          0.94%           0.88%          0.80%          1.25%
Ratio of net investment loss to average net assets          (0.67)%        (0.49)%         (0.22)%        (0.32)%        (0.94)%
Portfolio turnover rate                                       126%           117%            126%           143%            49%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.03%
Ratio of net investment loss to average net assets          (0.72)%

Lutheran Brotherhood Mid Cap Growth Fund                                             Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $9.50         $11.43          $18.29         $12.93          $9.19
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.15)         (0.13)          (0.11)         (0.15)         (0.13)
Net realized and unrealized gain/(loss)
on investments (b)                                           3.00          (1.80)          (5.40)          5.98           3.87
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.85          (1.93)          (5.51)          5.83           3.74
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------     ----------
Net realized gain on investments                               --              --          (1.35)         (0.47)            --
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                             $12.35          $9.50          $11.43         $18.29         $12.93
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            29.86%        (16.80)%        (32.17)%        46.26%         40.70%
Net assets, end of period (in millions)                    $113.1          $86.2          $107.7         $140.7          $59.2
Ratio of expenses to average net assets                      1.88%          1.54%           1.41%          1.56%          1.95%
Ratio of net investment loss to average net assets          (1.51)%        (1.17)%         (0.73)%        (0.87)%        (1.34)%
Portfolio turnover rate                                        76%            55%            137%           118%           145%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.94%           1.89%          1.69%          1.56%          2.07%
Ratio of net investment loss to average net assets          (1.57)%         (1.52)%        (1.01)%        (0.87)%        (1.46)%

Lutheran Brotherhood Mid Cap Growth Fund - continued                                 Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $9.13         $11.06          $17.87        $12.74           $9.12
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.24)         (0.13)          (0.07)        (0.14)          (0.19)
Net realized and unrealized gain/(loss)
on investments (b)                                           2.89          (1.80)          (5.39)         5.74            3.81
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.65          (1.93)          (5.46)         5.60            3.62
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------     ----------
Net realized gain on investments                               --             --           (1.35)        (0.47)             --
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                             $11.78          $9.13          $11.06        $17.87          $12.74
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            29.03%        (17.45)%        (32.68)%       45.11%          39.69%
Net assets, end of period (in millions)                     $37.2          $31.1           $31.8         $36.4           $15.8
Ratio of expenses to average net assets                      2.63%          2.29%           2.16%         2.31%           2.70%
Ratio of net investment loss to average net assets          (2.27)%        (1.92)%         (1.48)%       (1.62)%         (2.09)%
Portfolio turnover rate                                        76%            55%            137%          118%            145%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      2.69%          2.64%           2.44%         2.31%           2.82%
Ratio of net investment loss to average net assets          (2.33)%        (2.27)%         (1.76)%       (1.62)%         (2.21)%

Lutheran Brotherhood Mid Cap Growth Fund - continued                            Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $9.79         $11.66          $18.49        $12.99           $9.21
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.04)         (0.01)           0.04          0.03           (0.14)
Net realized and unrealized gain/(loss)
on investments (b)                                           3.12          (1.86)          (5.52)         5.94            3.92
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             3.08          (1.87)          (5.48)         5.97            3.78
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------     ----------
Net realized gain on investments                               --             --           (1.35)        (0.47)             --
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                             $12.87          $9.79          $11.66        $18.49          $12.99
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            31.46%        (16.04)%        (31.62)%       47.15%          41.04%
Net assets, end of period (in millions)                      $7.3          $12.6            $7.7          $4.4            $1.2
Ratio of expenses to average net assets                      0.74%          0.58%           0.64%         0.93%           1.70%
Ratio of net investment loss to average net assets          (0.37)%        (0.21)%          0.04%        (0.23)%         (1.09)%
Portfolio turnover rate                                        76%            55%            137%          118%            145%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.95%          0.93%           0.92%         0.93%           1.82%
Ratio of net investment loss to average net assets          (0.58)%        (0.56)%         (0.24)%       (0.23)%         (1.21)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood World Growth Fund                                               Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------      ----------     ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $7.01           $8.20         $12.38         $12.55         $10.58
                                                       ----------      ----------     ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.02)          (0.03)         (0.04)         (0.08)         (0.01)
Net realized and unrealized gain/(loss)
on investments (b)                                           1.40           (1.16)         (3.14)          0.30           2.05
                                                       ----------      ----------     ----------     ----------     ----------
Total from Investment Operations                             1.38           (1.19)         (3.18)          0.22           2.04
                                                       ----------      ----------     ----------     ----------     ----------
Less Distributions from
Net investment income                                          --              --             --             --          (0.07)
Net realized gain on investments                               --              --          (1.00)         (0.39)            --
                                                       ----------      ----------     ----------     ----------     ----------
Total Distributions                                            --              --          (1.00)         (0.39)         (0.07)
                                                       ----------      ----------     ----------     ----------     ----------
Net Asset Value, End of period                              $8.39           $7.01          $8.20         $12.38         $12.55
                                                       ----------      ----------     ----------     ----------     ----------

Total return (c)                                            19.69%         (14.51)%       (27.80)%         1.78%         19.21%
Net assets, end of period (in millions)                     $59.8           $54.6          $72.6         $102.4          $87.6
Ratio of expenses to average net assets                      2.46%           2.15%          1.93%          1.84%          1.88%
Ratio of net investment income/(loss) to
average net assets                                          (0.27)%         (0.39)%        (0.38)%        (0.56)%        (0.08)%
Portfolio turnover rate                                        27%             22%            30%            40%            18%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      2.58%           2.38%          2.13%
Ratio of net investment income/(loss) to
average net assets                                          (0.39)%         (0.62)%        (0.58)%

Lutheran Brotherhood World Growth Fund - continued                                    Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                        $6.75          $7.96          $12.13         $12.39         $10.51
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.08)         (0.05)          (0.05)         (0.10)         (0.03)
Net realized and unrealized gain/(loss)
on investments (b)                                           1.35          (1.16)          (3.12)          0.23           1.97
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             1.27          (1.21)          (3.17)          0.13           1.94
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
Net investment income                                          --             --              --             --          (0.06)
Net realized gain on investments                               --             --           (1.00)         (0.39)            --
                                                       ----------     ----------      ----------     ----------     ----------
Total Distributions                                            --             --           (1.00)         (0.39)         (0.06)
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                              $8.02          $6.75           $7.96         $12.13         $12.39
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            18.81%        (15.20)%        (28.27)%         0.97%         18.28%
Net assets, end of period (in millions)                     $10.8          $10.3           $10.8          $12.6           $8.1
Ratio of expenses to average net assets                      3.21%          2.90%           2.68%          2.59%          2.63%
Ratio of net investment income/(loss) to
average net assets                                          (1.01)%        (1.14)%         (1.13)%        (1.31)%        (0.83)%
Portfolio turnover rate                                        27%            22%             30%            40%            18%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      3.33%          3.23%           2.88%
Ratio of net investment income/(loss) to
average net assets                                          (1.13)%        (1.37)%         (1.33)%

Lutheran Brotherhood World Growth Fund - continued                              Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                        ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                         $7.21          $8.36          $12.50         $12.59         $10.61
                                                        ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                  0.09           0.05            0.06           0.02           0.03
Net realized and unrealized gain/(loss)
on investments (b)                                            1.44          (1.20)          (3.20)          0.28           2.05
                                                        ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                              1.53          (1.15)          (3.14)          0.30           2.08
                                                        ----------     ----------      ----------     ----------     ----------
Less Distributions from
Net investment income                                           --             --              --             --          (0.10)
Net realized gain on investments                                --             --           (1.00)         (0.39)            --
                                                        ----------     ----------      ----------     ----------     ----------
Total Distributions                                             --             --           (1.00)         (0.39)         (0.10)
                                                        ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                               $8.74          $7.21           $8.36         $12.50         $12.59
                                                        ----------     ----------      ----------     ----------     ----------

Total return (c)                                             21.22%        (13.76)%        (27.16)%         2.43%         19.42%
Net assets, end of period (in millions)                      $10.3          $13.2           $15.1          $15.8          $14.1
Ratio of expenses to average net assets                       1.24%          1.16%           1.12%          1.22%          1.63%
Ratio of net investment income/(loss) to
average net assets                                            0.96%          0.60%           0.43%          0.07%          0.17%
Portfolio turnover rate                                         27%            22%             30%            40%            18%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                       1.49%          1.39%           1.32%
Ratio of net investment income/(loss) to
average net assets                                            0.71%          0.37%           0.23%

Lutheran Brotherhood Growth Fund                                                  Class A Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                          ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $8.94          $11.35         $18.61         $16.50
                                                          ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                   (0.04)             --          (0.07)         (0.06)
Net realized and unrealized gain/(loss)
on investments (b)                                              1.85           (2.41)         (7.19)          2.17
                                                          ----------      ----------     ----------     ----------
Total from Investment Operations                                1.81           (2.41)         (7.26)          2.11
                                                          ----------      ----------     ----------     ----------
Net Asset Value, End of period                                $10.75           $8.94         $11.35         $18.61
                                                          ----------      ----------     ----------     ----------

Total return (c)                                               20.25%         (21.23)%       (39.01)%        12.79%
Net assets, end of period (in millions)                        $28.0           $21.6          $24.8          $27.7
Ratio of expenses to average net assets (e)                     1.40%           1.89%          1.47%          1.30%
Ratio of net investment income/(loss) to
average net assets (e)                                         (0.41)%         (1.02)%        (0.54)%        (0.55)%
Portfolio turnover rate                                          111%             59%            14%            17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                     2.56%           2.54%          2.11%          1.93%
Ratio of net investment loss to average net assets (e)         (1.57)%         (1.67)%        (1.18)%        (1.18)%

Lutheran Brotherhood Growth Fund - continued                                     Class B Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                          ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $8.74          $11.18         $18.47         $16.50
                                                          ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                   (0.10)          (0.10)         (0.08)         (0.15)
Net realized and unrealized gain/(loss)
on investments (b)                                              1.79           (2.34)         (7.21)          2.12
                                                          ----------      ----------     ----------     ----------
Total from Investment Operations                                1.69           (2.44)         (7.29)          1.97
                                                          ----------      ----------     ----------     ----------
Net Asset Value, End of period                                $10.43           $8.74         $11.18         $18.47
                                                          ----------      ----------     ----------     ----------

Total return (c)                                               19.34%         (21.82)%       (39.47)%        11.94%
Net assets, end of period (in millions)                        $10.6            $7.9           $7.3           $6.8
Ratio of expenses to average net assets (e)                     2.15%           2.64%          2.22%          2.05%
Ratio of net investment income/(loss) to
average net assets (e)                                         (1.16)%         (1.77)%        (1.29)%        (1.30)%
Portfolio turnover rate                                          111%             59%            14%            17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                     3.31%           3.29%          2.86%          2.68%
Ratio of net investment loss to average net assets (e)         (2.32)%         (2.42)%        (1.93)%        (1.93)%

Lutheran Brotherhood Growth Fund - continued                               Institutional Class Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                          ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                           $9.22          $11.55         $18.75         $16.50
                                                          ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                    0.11           (0.02)          0.06           0.04
Net realized and unrealized gain/(loss)
on investments (b)                                              1.92           (2.31)         (7.26)          2.21
                                                          ----------      ----------     ----------     ----------
Total from Investment Operations                                2.03           (2.33)         (7.20)          2.25
                                                          ----------      ----------     ----------     ----------
Net Asset Value, End of period                                $11.25           $9.22         $11.55         $18.75
                                                          ----------      ----------     ----------     ----------

Total return (c)                                               22.02%         (20.17)%       (38.40)%        13.64%
Net assets, end of period (in millions)                         $3.1            $4.6           $3.2           $4.9
Ratio of expenses to average net assets (e)                     0.03%           0.62%          0.46%          0.56%
Ratio of net investment income/(loss) to
average net assets (e)                                          0.96%           0.24%          0.47%          0.19%
Portfolio turnover rate                                          111%             59%            14%            17%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                     1.24%           1.27%          1.10%          1.19%
Ratio of net investment loss to average net assets (e)         (0.25)%         (0.41)%        (0.17)%        (0.44)%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Since Fund inception, October 29, 1999.

(e) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Fund                                                            Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $15.91         $19.31          $28.30         $31.22         $27.94
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                 0.04           0.03            0.04           0.04           0.07
Net realized and unrealized gain/(loss)
on investments (b)                                           2.35          (3.40)          (8.01)          1.52           6.42
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.39          (3.37)          (7.97)          1.56           6.49
                                                        ----------     ----------      ----------     ----------     ----------
Less Distributions from
Net investment income                                       (0.01)         (0.03)          (0.01)         (0.04)         (0.08)
Net realized gain on investments                               --             --           (1.01)         (4.44)         (3.13)
                                                       ----------     ----------      ----------     ----------     ----------
Total Distributions                                         (0.01)         (0.03)          (1.02)         (4.48)         (3.21)
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                             $18.29         $15.91          $19.31         $28.30         $31.22
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            15.06%        (17.49)%        (29.07)%         5.07%         25.60%
Net assets, end of period (in millions)                    $757.6         $724.8          $976.1       $1,447.7       $1,424.4
Ratio of expenses to average net assets                      1.14%          1.09%           0.96%          0.83%          0.85%
Ratio of net investment income/(loss) to
average net assets                                           0.23%          0.13%           0.16%          0.16%          0.24%
Portfolio turnover rate                                        10%            61%             21%            47%            57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.14%          1.09%           0.97%          0.88%          0.90%
Ratio of net investment income/(loss) to
average net assets                                           0.23%          0.13%           0.15%          0.11%          0.19%

Lutheran Brotherhood Fund - continued                                                  Class B Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $15.42         $18.83          $27.83         $30.93         $27.83
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                (0.09)         (0.07)          (0.08)         (0.10)         (0.10)
Net realized and unrealized gain/(loss)
on investments (b)                                           2.28          (3.34)          (7.91)          1.44           6.33
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.19          (3.41)          (7.99)          1.34           6.23
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
Net investment income                                          --             --              --             --             --
Net realized gain on investments                               --             --           (1.01)         (4.44)         (3.13)
                                                       ----------     ----------      ----------     ----------     ----------
Total Distributions                                            --             --           (1.01)         (4.44)         (3.13)
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                             $17.61         $15.42          $18.83         $27.83         $30.93
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            14.20%        (18.11)%        (29.63)%         4.32%         24.66%
Net assets, end of period (in millions)                     $64.9          $65.2           $71.5          $86.8          $63.3
Ratio of expenses to average net assets                      1.89%          1.84%           1.71%          1.58%          1.60%
Ratio of net investment income/(loss) to
average net assets                                          (0.52)%        (0.62)%         (0.59)%        (0.59)%        (0.51)%
Portfolio turnover rate                                        10%            61%             21%            47%            57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.89%          1.84%           1.72%          1.63%          1.65%
Ratio of net investment income/(loss) to
average net assets                                          (0.52)%        (0.62)%         (0.60)%        (0.64)%        (0.56)%

Lutheran Brotherhood Fund - continued                                            Institutional Class Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                              Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)       10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-------------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, Beginning of Period                       $15.96         $19.38          $28.33         $31.24         $27.95
                                                       ----------     ----------      ----------     ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                 0.12           0.09            0.11           0.13           0.14
Net realized and unrealized gain/(loss)
on investments (b)                                           2.38          (3.39)          (8.02)          1.52           6.43
                                                       ----------     ----------      ----------     ----------     ----------
Total from Investment Operations                             2.50          (3.30)          (7.91)          1.65           6.57
                                                       ----------     ----------      ----------     ----------     ----------
Less Distributions from
Net investment income                                       (0.07)         (0.12)          (0.03)         (0.12)         (0.15)
Net realized gain on investments                               --             --           (1.01)         (4.44)         (3.13)
                                                       ----------     ----------      ----------     ----------     ----------
Total Distributions                                         (0.07)         (0.12)          (1.04)         (4.56)         (3.28)
                                                       ----------     ----------      ----------     ----------     ----------
Net Asset Value, End of period                             $18.39         $15.96          $19.38         $28.33         $31.24
                                                       ----------     ----------      ----------     ----------     ----------

Total return (c)                                            15.76%        (17.19)%        (28.83)%         5.36%         25.89%
Net assets, end of period (in millions)                     $25.1          $40.4           $39.8          $51.9          $43.2
Ratio of expenses to average net assets                      0.56%          0.66%           0.62%          0.54%          0.60%
Ratio of net investment income/(loss) to
average net assets                                           0.81%          0.55%           0.50%          0.44%          0.49%
Portfolio turnover rate                                        10%            61%             21%            47%            57%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.67%          0.66%           0.63%          0.59%          0.65%
Ratio of net investment income/(loss) to
average net assets                                           0.70%          0.55%           0.49%          0.39%          0.44%

Lutheran Brotherhood Value Fund                                                  Class A Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                           $10.67         $12.92          $15.77         $14.50
                                                           ----------     ----------      ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                     0.08           0.06            0.06           0.02
Net realized and unrealized gain/(loss)
on investments (b)                                               1.79          (2.26)          (2.87)          1.25
                                                           ----------     ----------      ----------     ----------
Total from Investment Operations                                 1.87          (2.20)          (2.81)          1.27
                                                           ----------     ----------      ----------     ----------
Less Distributions from
                                                           ----------     ----------      ----------     ----------
Net investment income                                           (0.05)         (0.05)          (0.04)            --
                                                           ----------     ----------      ----------     ----------
Net Asset Value, End of period                                 $12.49         $10.67          $12.92         $15.77
                                                           ----------     ----------      ----------     ----------

Total return (c)                                                17.72%        (17.22)%        (17.86)%         8.76%
Net assets, end of period (in millions)                         $28.4          $22.9           $20.6          $15.1
Ratio of expenses to average net assets (e)                      1.28%          1.37%           1.23%          1.30%
Ratio of net investment income/(loss) to
average net assets (e)                                           0.71%          0.48%           0.44%          0.24%
Portfolio turnover rate                                            64%           109%             35%            26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                      2.06%          2.02%           1.85%          2.14%
Ratio of net investment income/(loss) to
average net assets (e)                                          (0.07)%        (0.17)%         (0.18)%        (0.60)%

Lutheran Brotherhood Value Fund - continued                                         Class B Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                           $10.49         $12.76          $15.65         $14.50
                                                           ----------     ----------      ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                    (0.01)            --           (0.01)         (0.05)
Net realized and unrealized gain/(loss)
on investments (b)                                               1.77          (2.27)          (2.88)          1.20
                                                           ----------     ----------      ----------     ----------
Total from Investment Operations                                 1.76          (2.27)          (2.89)          1.15
                                                           ----------     ----------      ----------     ----------
Less Distributions from
                                                           ----------     ----------      ----------     ----------
Net investment income                                              --             --              --             --
                                                           ----------     ----------      ----------     ----------
Net Asset Value, End of period                                 $12.25         $10.49          $12.76         $15.65
                                                           ----------     ----------      ----------     ----------

Total return (c)                                                16.78%        (17.79)%        (18.47)%         7.93%
Net assets, end of period (in millions)                          $9.1           $7.0            $5.3           $3.7
Ratio of expenses to average net assets (e)                      2.03%          2.12%           1.98%          2.05%
Ratio of net investment income/(loss) to
average net assets (e)                                          (0.05)%        (0.27)%         (0.31)%        (0.51)%
Portfolio turnover rate                                            64%           109%             35%            26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                      2.81%          2.77%           2.60%          2.89%
Ratio of net investment income/(loss) to
average net assets (e)                                          (0.83)%        (0.92)%         (0.93)%        (1.35)%

Lutheran Brotherhood Value Fund - continued                                Institutional Class Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                           $10.80         $13.06          $15.88         $14.50
                                                           ----------     ----------      ----------     ----------
Income from Investment Operations
Net investment income/(loss)                                     0.17           0.12            0.16           0.14
Net realized and unrealized gain/(loss)
on investments (b)                                               1.85          (2.25)          (2.88)          1.24
                                                           ----------     ----------      ----------     ----------
Total from Investment Operations                                 2.02          (2.13)          (2.72)          1.38
                                                           ----------     ----------      ----------     ----------
Less Distributions from
                                                           ----------     ----------      ----------     ----------
Net investment income                                           (0.14)         (0.13)          (0.10)            --
                                                           ----------     ----------      ----------     ----------
Net Asset Value, End of period                                 $12.68         $10.80          $13.06         $15.88
                                                           ----------     ----------      ----------     ----------

Total return (c)                                                18.99%        (16.51)%        (17.19)%         9.45%
Net assets, end of period (in millions)                          $3.1           $4.1            $3.4           $3.8
Ratio of expenses to average net assets (e)                      0.21%          0.50%           0.49%          0.65%
Ratio of net investment income/(loss) to
average net assets (e)                                           1.77%          1.35%           1.18%          0.89%
Portfolio turnover rate                                            64%           109%             35%            26%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                      1.09%          1.15%           1.11%          1.49%
Ratio of net investment income/(loss) to
average net assets (e)                                           0.89%          0.70%           0.56%          0.05%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Since Fund inception, October 29, 1999.

(e) Computed on an annualized basis for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund                                               Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $4.23          $5.22          $6.72           $7.87         $8.09
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.41           0.53           0.69            0.84          0.82
Net realized and unrealized gain/(loss)
on investments (b)                                           0.82          (1.00)         (1.42)          (1.19)        (0.20)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             1.23          (0.47)         (0.73)          (0.35)         0.62
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------    ----------
Net investment income                                       (0.39)         (0.52)         (0.77)          (0.80)        (0.84)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $5.07          $4.23          $5.22           $6.72         $7.87
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                            30.00%         (9.91)%       (11.49)%         (5.21)%        7.69%
Net assets, end of period (in millions)                    $579.8         $488.8         $607.9          $727.3        $823.2
Ratio of expenses to average net assets                      1.02%          1.03%          0.99%           0.87%         0.86%
Ratio of net investment income to average net assets         8.70%         10.49%         11.62%          10.88%         9.96%
Portfolio turnover rate                                        96%            77%            65%             60%           55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.02%          1.03%          1.00%           0.92%         0.91%
Ratio of net investment income to average net assets         8.70%         10.49%         11.61%          10.83%         9.91%

Lutheran Brotherhood High Yield Fund - continued                                      Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $4.23          $5.22           $6.72          $7.86         $8.08
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.37           0.50            0.65           0.78          0.77
Net realized and unrealized gain/(loss)
on investments (b)                                           0.82          (1.01)          (1.43)         (1.18)        (0.21)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             1.19          (0.51)          (0.78)         (0.40)         0.56
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------    ----------
Net investment income                                       (0.35)         (0.48)          (0.72)         (0.74)        (0.78)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $5.07          $4.23           $5.22          $6.72         $7.86
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                            29.03%        (10.58)%        (12.14)%        (5.79)%        6.92%
Net assets, end of period (in millions)                     $36.3          $34.9           $37.8          $39.0         $34.4
Ratio of expenses to average net assets                      1.77%          1.78%           1.74%          1.62%         1.61%
Ratio of net investment income to average net assets         7.95%          9.74%          10.87%         10.13%         9.21%
Portfolio turnover rate                                        96%            77%             65%            60%           55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.77%          1.78%           1.75%          1.67%         1.66%
Ratio of net investment income to average net assets         7.95%          9.74%          10.86%         10.08%         9.16%

Lutheran Brotherhood High Yield Fund - continued                                 Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $4.23          $5.22           $6.73          $7.87         $8.09
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.42           0.55            0.72           0.87          0.85
Net realized and unrealized gain/(loss)
on investments (b)                                           0.83          (1.01)          (1.45)         (1.19)        (0.21)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             1.25          (0.46)          (0.73)         (0.32)         0.64
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------    ----------
Net investment income                                       (0.41)         (0.53)          (0.78)         (0.82)        (0.86)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $5.07          $4.23           $5.22          $6.73         $7.87
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                            30.57%         (9.60)%        (11.34)%        (4.81)%        7.96%
Net assets, end of period (in millions)                     $10.8          $10.9           $12.5          $23.3         $53.0
Ratio of expenses to average net assets                      0.57%          0.69%           0.67%          0.59%         0.61%
Ratio of net investment income to average net assets         9.15%         10.83%          11.95%         11.16%        10.21%
Portfolio turnover rate                                        96%            77%             65%            60%           55%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.69%          0.69%           0.68%          0.64%         0.66%
Ratio of net investment income to average net assets         9.03%         10.83%          11.94%         11.11%        10.16%

Lutheran Brotherhood Income Fund                       Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $8.34          $8.71          $8.19           $8.22         $8.78
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.34           0.41           0.48            0.53          0.51
Net realized and unrealized gain/(loss)
on investments (b)                                           0.40          (0.38)          0.56           (0.05)        (0.58)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             0.74           0.03           1.04            0.48         (0.07)
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------    ----------
Net investment income                                       (0.35)         (0.40)         (0.52)          (0.51)        (0.49)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $8.73          $8.34          $8.71           $8.19         $8.22
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             9.05%          0.25%         13.25%           6.02%        (0.69)%
Net assets, end of period (in millions)                    $608.7         $629.3         $657.3          $611.0        $679.5
Ratio of expenses to average net assets                      0.87%          0.84%          0.83%           0.83%         0.82%
Ratio of net investment income to average net assets         3.88%          4.87%          5.66%           6.41%         5.93%
Portfolio turnover rate (d)                                   312%           170%           175%            111%           72%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.88%          0.89%          0.88%           0.88%         0.87%
Ratio of net investment income to average net assets         3.87%          4.82%          5.61%           6.36%         5.88%

Lutheran Brotherhood Income Fund - continued                                        Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $8.32          $8.70           $8.17          $8.20         $8.76
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.27           0.35            0.42           0.46          0.45
Net realized and unrealized gain/(loss)
on investments (b)                                           0.41          (0.40)           0.57          (0.05)        (0.58)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             0.68          (0.05)           0.99           0.41         (0.13)
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------    ----------
Net investment income                                       (0.29)         (0.33)          (0.46)         (0.44)        (0.43)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $8.71          $8.32           $8.70          $8.17         $8.20
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             8.25%         (0.49)%         12.45%          5.24%        (1.52)%
Net assets, end of period (in millions)                     $30.3          $31.7           $25.3          $16.7         $14.7
Ratio of expenses to average net assets                      1.62%          1.59%           1.58%          1.58%         1.57%
Ratio of net investment income to average net assets         3.13%          4.12%           4.91%          5.66%         5.18%
Portfolio turnover rate (d)                                   312%           170%            175%           111%           72%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.63%          1.64%           1.63%          1.63%         1.62%
Ratio of net investment income to average net assets         3.12%          4.07%           4.86%          5.61%         5.13%

Lutheran Brotherhood Income Fund - continued                                Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $8.34          $8.71          $8.19           $8.22         $8.77
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.37           0.44           0.50            0.54          0.53
Net realized and unrealized gain/(loss)
on investments (b)                                           0.43          (0.39)          0.57           (0.04)        (0.57)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             0.80           0.05           1.07            0.50         (0.04)
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
                                                       ----------     ----------      ----------     ----------    ----------
Net investment income                                       (0.39)         (0.42)         (0.55)          (0.53)        (0.51)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $8.75          $8.34          $8.71           $8.19         $8.22
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             9.49%          0.65%         13.43%           6.33%        (0.44)%
Net assets, end of period (in millions)                     $25.2          $40.1          $39.1           $38.3         $31.8
Ratio of expenses to average net assets                      0.47%          0.55%          0.56%           0.55%         0.57%
Ratio of net investment income to average net assets         4.28%          5.15%          5.94%           6.69%         6.18%
Portfolio turnover rate (d)                                   312%           170%           175%            111%           72%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.60%          0.60%          0.61%           0.60%         0.62%
Ratio of net investment income to average net assets         4.15%          5.10%          5.89%           6.64%         6.13%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

(d) Portfolio turnover rates prior to the year ended October 31, 2003, excluded mortgage dollar roll transactions.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund                                              Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $9.15          $9.13           $8.66          $8.44         $9.11
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.43           0.42            0.43           0.44          0.43
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.04)          0.01            0.48           0.22         (0.66)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             0.39           0.43            0.91           0.66         (0.23)
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
Net investment income                                       (0.44)         (0.41)          (0.44)         (0.44)        (0.44)
Net realized gain on investments                            (0.01)            --              --             --            --
                                                       ----------     ----------      ----------     ----------    ----------
Total Distributions                                         (0.45)         (0.41)          (0.44)         (0.44)         (0.44)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $9.09          $9.15           $9.13          $8.66          $8.44
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             4.37%          4.91%          10.78%          8.09%         (2.62)%
Net assets, end of period (in millions)                    $641.7         $645.4          $609.5         $559.4         $570.6
Ratio of expenses to average net assets                      0.72%          0.73%           0.72%          0.69%          0.70%
Ratio of net investment income to average net assets         4.62%          4.69%           4.90%          5.18%          4.88%
Portfolio turnover rate                                         6%            13%              5%            12%            20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.72%          0.73%           0.73%          0.74%          0.75%
Ratio of net investment income to average net assets         4.62%          4.69%           4.89%          5.13%          4.83%

Lutheran Brotherhood Municipal Bond Fund - continued                                   Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $9.13          $9.11           $8.64          $8.41         $9.09
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.36           0.36            0.38           0.38          0.37
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.05)          0.01            0.47           0.23         (0.67)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             0.31           0.37            0.85           0.61         (0.30)
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
Net investment income                                       (0.37)         (0.35)          (0.38)         (0.38)        (0.38)
Net realized gain on investments                            (0.01)            --              --             --            --
                                                       ----------     ----------      ----------     ----------    ----------
Total Distributions                                         (0.38)         (0.35)          (0.38)         (0.38)        (0.38)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $9.06          $9.13           $9.11          $8.64         $8.41
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             3.48%          4.15%           9.99%          7.44%        (3.44)%
Net assets, end of period (in millions)                     $24.2          $22.3           $15.3           $9.7          $8.4
Ratio of expenses to average net assets                      1.47%          1.48%           1.47%          1.44%         1.45%
Ratio of net investment income to average net assets         3.88%          3.94%           4.15%          4.43%         4.13%
Portfolio turnover rate                                         6%            13%              5%            12%           20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.47%          1.48%           1.48%          1.49%         1.50%
Ratio of net investment income to average net assets         3.88%          3.94%           4.14%          4.38%         4.08%

Lutheran Brotherhood Municipal Bond Fund - continued                              Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $9.15         $9.13            $8.66          $8.43         $9.11
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income                                        0.46          0.44             0.44           0.45          0.46
Net realized and unrealized gain/(loss)
on investments (b)                                          (0.04)         0.01             0.49           0.24         (0.68)
                                                       ----------     ----------      ----------     ----------    ----------
Total from Investment Operations                             0.42          0.45             0.93           0.69         (0.22)
                                                       ----------     ----------      ----------     ----------    ----------
Less Distributions from
Net investment income                                       (0.47)        (0.43)           (0.46)         (0.46)        (0.46)
Net realized gain on investments                            (0.01)           --               --             --            --
                                                       ----------     ----------      ----------     ----------    ----------
Total Distributions                                         (0.48)        (0.43)           (0.46)         (0.46)        (0.46)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $9.09         $9.15            $9.13          $8.66         $8.43
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             4.67%         5.08%           10.95%          8.42%        (2.49)%
Net assets, end of period (in millions)                      $2.6          $3.2             $2.6           $3.2          $4.3
Ratio of expenses to average net assets                      0.44%         0.57%            0.56%          0.52%         0.45%
Ratio of net investment income to average net assets         4.90%         4.85%            5.05%          5.35%         5.13%
Portfolio turnover rate                                         6%           13%               5%            12%           20%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.56%         0.57%            0.57%          0.57%         0.50%
Ratio of net investment income to average net assets         4.78%         4.85%            5.04%          5.30%         5.08%

Lutheran Brotherhood Limited Maturity Bond Fund                                   Class A Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                           $12.75         $13.14          $12.41         $12.50
                                                           ----------     ----------      ----------     ----------
Income from Investment Operations
Net investment income                                            0.36           0.46            0.65           0.72
Net realized and unrealized gain/(loss)
on investments (b)                                               0.31          (0.14)           0.78          (0.09)
                                                           ----------     ----------      ----------     ----------
Total from Investment Operations                                 0.67           0.32            1.43           0.63
                                                           ----------     ----------      ----------     ----------
Less Distributions from
Net investment income                                           (0.36)         (0.46)          (0.65)         (0.72)
Net realized gain on investments                                   --          (0.25)          (0.05)            --
                                                           ----------     ----------      ----------     ----------
Total Distributions                                             (0.36)         (0.71)          (0.70)         (0.72)
                                                           ----------     ----------      ----------     ----------
Net Asset Value, End of period                                 $13.06         $12.75          $13.14         $12.41
                                                           ----------     ----------      ----------     ----------

Total return (c)                                                 5.30%          2.51%          11.89%          5.20%
Net assets, end of period (in millions)                         $90.4          $73.9           $39.1          $16.6
Ratio of expenses to average net assets (e)                      0.74%          0.75%           0.81%          0.95%
Ratio of net investment income to average net assets (e)         2.78%          3.56%           5.02%          5.84%
Portfolio turnover rate (f)                                       297%           288%            290%           229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                      0.96%          1.05%           1.08%          1.10%
Ratio of net investment income to average net assets (e)         2.56%          3.26%           4.75%          5.69%

Lutheran Brotherhood Limited Maturity Bond Fund - continued                          Class B Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                           $12.75         $13.14          $12.41         $12.50
                                                           ----------     ----------      ----------     ----------
Income from Investment Operations
Net investment income                                            0.34           0.46            0.65           0.72
Net realized and unrealized gain/(loss)
on investments (b)                                               0.31          (0.14)           0.78          (0.09)
                                                           ----------     ----------      ----------     ----------
Total from Investment Operations                                 0.65           0.32            1.43           0.63
                                                           ----------     ----------      ----------     ----------
Less Distributions from
Net investment income                                           (0.34)         (0.46)          (0.65)         (0.72)
Net realized gain on investments                                   --          (0.25)          (0.05)            --
                                                           ----------     ----------      ----------     ----------
Total Distributions                                             (0.34)         (0.71)          (0.70)         (0.72)
                                                           ----------     ----------      ----------     ----------
Net Asset Value, End of period                                 $13.06         $12.75          $13.14         $12.41
                                                           ----------     ----------      ----------     ----------

Total return (c)                                                 5.14%          2.51%          11.89%          5.20%
Net assets, end of period (in millions)                          $6.2           $5.8            $5.4           $5.0
Ratio of expenses to average net assets (e)                      0.91%          0.75%           0.81%          0.95%
Ratio of net investment income to average net assets (e)         2.61%          3.56%           5.02%          5.84%
Portfolio turnover rate (f)                                       297%           288%            290%           229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                      0.96%          1.05%           1.08%          1.10%
Ratio of net investment income to average net assets (e)         2.56%          3.26%           4.75%          5.69%

Lutheran Brotherhood Limited Maturity Bond Fund - continued                      Institutional Class Shares
------------------------------------------------------------------------------------------------------------------
                                                                 Year           Year           Year         Period
                                                                Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)         10/31/2003     10/31/2002     10/31/2001  10/31/2000(d)
------------------------------------------------------------------------------------------------------------------
                                                           ----------     ----------      ----------     ----------
Net Asset Value, Beginning of Period                           $12.74         $13.14          $12.41         $12.50
                                                           ----------     ----------      ----------     ----------
Income from Investment Operations
Net investment income                                            0.40           0.50            0.69           0.74
Net realized and unrealized gain/(loss)
on investments (b)                                               0.31          (0.15)           0.78          (0.09)
                                                           ----------     ----------      ----------     ----------
Total from Investment Operations                                 0.71           0.35            1.47           0.65
                                                           ----------     ----------      ----------     ----------
Less Distributions from
Net investment income                                           (0.40)         (0.50)          (0.69)         (0.74)
Net realized gain on investments                                   --          (0.25)          (0.05)            --
                                                           ----------     ----------      ----------     ----------
Total Distributions                                             (0.40)         (0.75)          (0.74)         (0.74)
                                                           ----------     ----------      ----------     ----------
Net Asset Value, End of period                                 $13.05         $12.74          $13.14         $12.41
                                                           ----------     ----------      ----------     ----------

Total return (c)                                                 5.62%          2.77%          12.22%          5.43%
Net assets, end of period (in millions)                         $14.7          $14.0           $11.5          $10.6
Ratio of expenses to average net assets (e)                      0.46%          0.42%           0.51%          0.73%
Ratio of net investment income to average net assets (e)         3.07%          3.89%           5.32%          6.06%
Portfolio turnover rate (f)                                       297%           288%            290%           229%

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets (e)                      0.64%          0.72%           0.78%          0.88%
Ratio of net investment income to average net assets (e)         2.89%          3.59%           5.05%          5.91%

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Since Fund inception, October 29, 1999.

(e) Computed on an annualized basis for periods less than one year.

(f) Portfolio turnover rates prior to the year ended October 31, 2003, excluded mortgage dollar roll transactions.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Money Market Fund                                                  Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $1.00          $1.00           $1.00          $1.00         $1.00
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income (b)                                    0.00           0.01            0.05           0.05          0.04
Less: Distributions from net investment income (b)          (0.00)         (0.01)          (0.05)         (0.05)        (0.04)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $1.00          $1.00           $1.00          $1.00         $1.00
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             0.40%          1.06%           4.13%          5.44%         4.27%
Net assets, end of period (in millions)                    $500.3         $623.9          $713.4         $634.7        $580.1
Ratio of expenses to average net assets                      0.92%          0.95%           0.95%          0.95%         0.95%
Ratio of net investment income to average net assets         0.41%          1.06%           4.02%          5.31%         4.19%
Portfolio turnover rate                                       N/A            N/A             N/A            N/A           N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.01%          0.99%           0.99%          0.99%         1.00%
Ratio of net investment income to average net assets         0.32%          1.02%           3.98%          5.27%         4.14%

Lutheran Brotherhood Money Market Fund - continued                                Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $1.00          $1.00           $1.00          $1.00         $1.00
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income (b)                                    0.00           0.01            0.05           0.05          0.04
Less: Distributions from net investment income (b)          (0.00)         (0.01)          (0.05)         (0.05)        (0.04)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $1.00          $1.00           $1.00          $1.00         $1.00
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             0.40%          1.06%           4.13%          5.44%         4.27%
Net assets, end of period (in millions)                      $1.1           $1.4            $1.0           $0.3          $0.3
Ratio of expenses to average net assets                      0.92%          0.95%           0.95%          0.95%         0.95%
Ratio of net investment income to average net assets         0.41%          1.06%           4.02%          5.31%         4.19%
Portfolio turnover rate                                       N/A            N/A             N/A            N/A           N/A

If the adviser had not reimbursed expenses and the Fun
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      1.01%          0.99%           0.99%          0.99%         1.00%
Ratio of net investment income to average net assets         0.32%          1.02%           3.98%          5.27%         4.14%

Lutheran Brotherhood Money Market Fund - continued                              Institutional Class Shares
-----------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year           Year           Year           Year
                                                            Ended          Ended          Ended          Ended          Ended
For a share outstanding throughout each period (a)     10/31/2003     10/31/2002     10/31/2001     10/31/2000     10/31/1999
-----------------------------------------------------------------------------------------------------------------------------
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, Beginning of Period                        $1.00          $1.00           $1.00          $1.00         $1.00
                                                       ----------     ----------      ----------     ----------    ----------
Income from Investment Operations
Net investment income (b)                                    0.01           0.01            0.05           0.06          0.04
Less: Distributions from net investment income (b)          (0.01)         (0.01)          (0.05)         (0.06)        (0.04)
                                                       ----------     ----------      ----------     ----------    ----------
Net Asset Value, End of period                              $1.00          $1.00           $1.00          $1.00         $1.00
                                                       ----------     ----------      ----------     ----------    ----------

Total return (c)                                             0.86%          1.46%           4.53%          5.86%         4.53%
Net assets, end of period (in millions)                     $18.7          $34.2           $37.6          $42.1         $51.1
Ratio of expenses to average net assets                      0.46%          0.55%           0.56%          0.55%         0.70%
Ratio of net investment income to average net assets         0.87%          1.46%           4.41%          5.71%         4.44%
Portfolio turnover rate                                       N/A            N/A             N/A            N/A           N/A

If the adviser had not reimbursed expenses and the Fund
had not received credits for fees paid indirectly the
ratios would have been:
Ratio of expenses to average net assets                      0.59%          0.59%           0.60%          0.60%         0.75%
Ratio of net investment income to average net assets         0.74%          1.42%           4.37%          5.66%         4.39%

(a) All per share amounts have been rounded to the nearest cent.
(b) For the year ended October 31, 2003, per share amounts for Class A and
Class B shares were $0.004 which did not round up to $0.01.
c) Total investment return assumes dividend reinvestment.

The accompanying notes to the financial statements are an integral part of this schedule.

This page is intentionally left blank.

This page is intentionally left blank.

Board of Trustees and Executive Officers

The following table provides information about the Trustees and officers of the Trust. Each Trustee, except Mr. Nicholson, also serves as a Director of LB Series Fund, Inc., a registered investment company consisting of 14 Portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans
("Thrivent Financial") and Thrivent Life Insurance Company ("Thrivent
Life"). Messrs. Eggerding and Gilbert also serve as Trustees of The
AAL Mutual Funds (a registered investment company consisting of 20
Funds, which offer Class A, Class B and Institutional Class shares)
and as Directors of AAL Variable Product Series Fund, Inc. (a
registered investment company consisting of 14 Portfolios that serve as underlying funds for variable contracts issued by Thrivent
Financial and Thrivent Life).

Unless otherwise indicated, the business address of each Trustee and officer is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Interested Trustees

                             Position with the Fund,               Principal
                                Term of Office and            Occupation(s) During         Other Directorships
Name, Address and Age         Length of Time Served/2/            Past 5 Years              Held by Trustee
------------------------------------------------------------------------------------------------------------------

John O. Gilbert/1/          Chairman and Trustee        Chairman, Thrivent Financial    Chairman of the Life Office
Age 61                      since 2003                  for Lutherans                   Management Association
                                                                                        (LOMA) board of directors;
                                                                                        member of the board of regents
                                                                                        for Luther College in Decorah,
                                                                                        Iowa; member of the board for
                                                                                        Fox PAC -- Performing Arts Center
                                                                                        in Appleton, Wisconsin; Trustee,
                                                                                        Luther Seminary Foundation

Bruce J. Nicholson/1/       Trustee since 1995          President and Chief Executive   Director, St. Olaf Board of
Age 57                                                  Officer, Thrivent Financial     Regents; Director, Luther
                                                        for Lutherans                   Seminary; Director, Minnesota
                                                                                        Orchestra; Director, Danny Thompson
                                                                                        Memorial; Director, Insurance
                                                                                        Federation of Minnesota; Director,
                                                                                        Minnesota Business Partnership

Independent Trustees

                             Position with the Fund,               Principal
                                Term of Office and            Occupation(s) During         Other Directorships
Name, Address and Age         Length of Time Served/2/            Past 5 Years              Held by Trustee
------------------------------------------------------------------------------------------------------------------
Herbert F. Eggerding, Jr.   Trustee since 1990          Management consultant to        None
Age 66                                                  several privately owned
                                                        companies

Noel K. Estenson            Trustee since 1997          Retired; previously President   None
Age 65                                                  and Chief Executive Officer,
                                                        CenexHarvestStates (farm
                                                        supply and marketing and
                                                        food business)

Jodi L. Harpstead           Trustee since 1998          Vice President & General        Director, Delta Dental Plan
Age 47                                                  Manager, Cardiac Surgery        of Minnesota
                                                        Technologies for Medtronic,
                                                        Inc. (medical products and
                                                        technologies business) since
                                                        2002; President Global
                                                        Marketing and U.S. Sales,
                                                        Cardiac Rhythm Management
                                                        for Medtronic, Inc. from 2001
                                                        to 2002; Vice President, U.S.
                                                        Pacing Sales for Medtronic,
                                                        Inc. from 1996 to 2001

Connie M. Levi              Trustee since 1993          Retired                         Director, Norstan, Inc.
Age 64

Executive Officers

                          Position with the Fund,
                             Term of Office and
Name, Address and Age     Length of Time Served/3/       Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------
Pamela J. Moret          President since 2002            Executive Vice President, Marketing and Products, Thrivent
Age 47                                                   Financial for Lutherans since 2002; previously, Senior
                                                         Vice President, Products, American Express Financial Advisors

Charles D. Gariboldi     Treasurer since 2002            Vice President, Investment Accounting, Thrivent Financial
Age 43                                                   for Lutherans

John C. Bjork            Secretary since 2000            Senior Counsel, Thrivent Financial for Lutherans
Age 50

James H. Abitz           Vice President since 2002       Senior Vice President, Investments, Thrivent Financial
Age 58                                                   for Lutherans

Karl D. Anderson         Vice President since 2003       Vice President, Investment Product Solutions Management,
Age 42                                                   Thrivent Financial for Lutherans

Frederick P. Johnson     Vice President since 1998       Vice President, Investment Operations, Thrivent Financial
Age 41                                                   for Lutherans

Thomas R. Mischka        Vice President and Anti-        Vice President, Divisional Support Services, Thrivent Financial
Age 44                   Money Laundering Officer        for Lutherans since 2003
                         since 2003

Brenda J. Pederson       Vice President since 1998       Vice President, Member Support and Mutual Fund Operations,
Age 42                                                   Thrivent Financial for Lutherans

Brett L. Agnew           Assistant Secretary             Senior Counsel, Thrivent Financial for Lutherans
Age 32                   since 2003

James E. Nelson          Assistant Secretary              Vice President, Securities Law, Thrivent Financial for
Age 43                   since 2002                       Lutherans since 2001; previously, Counsel and head
                                                          of Insurance Practice Group, Law Division of ING ReliaStar
                                                          (formerly ReliaStar Financial Corp.)

Marlene J. Nogle         Assistant Secretary              Senior Counsel, Thrivent Financial for Lutherans
Age 56                   since 2000

Todd J. Kelly            Assistant Treasurer              Manager, Fund Accounting Operations, Thrivent Financial
222 West College Avenue  since 2002                       for Lutherans
Appleton, WI
Age 34

Gerard V. Vaillancourt   Assistant Treasurer              Manager, Fund Accounting Administration, Thrivent Financial
Age 36                   since 2002                       for Lutherans since 2002; Manager-Portfolio Compliance,
                                                          Lutheran Brotherhood from 2001 to 2002; Manager, Fund Accounting,
                                                          Minnesota Life from 2000 to 2001; Supervisor, Securities Accounting,
                                                          Lutheran Brotherhood from 1998 to 2000

/1/ Interested person" of the Fund as defined in the Investment Company
    Act of 1940 by virtue of positions with Thrivent Financial.

/2/ Each Trustee serves an indefinite term until his or her successor is duly elected and qualified. The Fund's bylaws provide that each
    Trustee must retire at the end of the month in which the Trustee attains age 70.

/3/ Officers serve at the discretion of the board until their successors are duly appointed and qualified.

We're Listening to You!

In response to shareholder concerns regarding
multiple mailings, we are sending one Annual
Report for The Lutheran Brotherhood Family of
Funds to each household. This consolidation
helps reduce printing and postage costs,
thereby saving shareholders' money. If you wish
to receive an additional copy of this report, call us
toll free at 800-847-4836.

[GRAPHIC OMITTED: THRIVENT INVESTMENT MANAGEMENT TRADEMARK LOGO]

625 Fourth Ave. S., Minneapolis, MN 55415-1665
www.thrivent.com [Bullet] e-mail: mail@thrivent.com
[Bullet] 800-THRIVENT (800-847-4836)

Item 2. Code of Ethics
The Code of Ethics for the Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer is attached as an exhibit pursuant to Item 10(a).

Item 3. Audit Committee Financial Expert
Registrant's Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee
Financial Expert.

Item 4. Principal Accountant Fees and Services
Not applicable.

Item 5. Audit Committee of Listed Registrants
Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 9. Controls and Procedures

(a)(i) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no significant changes in registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a)(i) above.

Item 10. Exhibits
(a)   The Code of Ethics pursuant to Item 2 is attached hereto.

(b)   Certifications pursuant to Rule 30a-2 under the Investment Company Act of 1940 and 906 of the Sarbanes-Oxley Act of 2002
      are attached hereto.

                                                             SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934 and the  Investment  Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 23, 2003                                                           THE LUTHERAN BROTHERHOOD
                                                                                   FAMILY OF FUNDS

                                                                                    By: /s/ Pamela J. Moret
                                                                                        -----------------------------------
                                                                                        Pamela J. Moret
                                                                                        President

Pursuant to the  requirements  of the Securities  Exchange Act of 1934 and the Investment  Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:  December 23, 2003                                                           By:  /s/ Pamela J. Moret
                                                                                        -----------------------------------
                                                                                        Pamela J. Moret
                                                                                        President

Date:  December 23, 2003                                                           By:  /s/ Charles D. Gariboldi
                                                                                        -----------------------------------
                                                                                        Charles D. Gariboldi
                                                                                        Treasurer

                                                     CERTIFICATION BY PRESIDENT

I, Pamela J. Moret, certify that:

1.    I have reviewed this report on Form N-CSR of The Lutheran Brotherhood Family of Funds;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly present in all material respects the financial condition, results of operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods  presented in this report;

4.    The registrant's  other certifying  officers and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

      a)   designed  such  disclosure  controls and  procedures  to ensure that  material  information  relating to the  registrant, including its consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

      b)   evaluated the effectiveness of the registrant's  disclosure  controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

      c)   presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date.

5.    The registrant's  other certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a)   all  significant  deficiencies  in the  design or  operation  of  internal  controls  which  could  adversely  affect the registrant's ability to record,  process,  summarize,  and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      b)   any fraud,  whether or not material,  that  involves  management  or other  employees who have a significant  role in the registrant's internal controls; and

6.    The registrant's other certifying  officers and I have indicated in this report whether or not there were significant  changes in internal controls or in other factors that could significantly  affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 23, 2003                                                  /s/ Pamela J. Moret
                                                                        -----------------------------------------
                                                                         Pamela J. Moret
                                                                         President

                                                     CERTIFICATION BY TREASURER

I, Charles D. Gariboldi, certify that:

1.    I have reviewed this report on Form N-CSR of The Lutheran Brotherhood Family of Funds;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances  under which such  statements were made, not misleading with respect to the period covered by this report;

3.    Based on my knowledge,  the financial  statements,  and other financial information included in this report, fairly present in all material respects the financial condition, results of operations,  changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods  presented in this report;

4.    The registrant's  other certifying  officers and I are responsible for  establishing and maintaining  disclosure  controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

      a)   designed  such  disclosure  controls and  procedures  to ensure that  material  information  relating to the  registrant, including its consolidated  subsidiaries,  is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

      b)   evaluated the effectiveness of the registrant's  disclosure  controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

      c)   presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date.

5.    The registrant's  other certifying  officers and I have disclosed,  based on our most recent  evaluation,  to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

      a)   all  significant  deficiencies  in the  design or  operation  of  internal  controls  which  could  adversely  affect the registrant's ability to record,  process,  summarize,  and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

      b)   any fraud,  whether or not material,  that  involves  management  or other  employees who have a significant  role in the registrant's internal controls; and

6.    The registrant's other certifying  officers and I have indicated in this report whether or not there were significant  changes in internal controls or in other factors that could significantly  affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: December 23, 2003                                                 /s/ Charles D. Gariboldi
                                                                        -----------------------------------------
                                                                        Charles D. Gariboldi
                                                                        Treasurer

                                   CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Registrant:  The Lutheran Brotherhood Family of Funds

In connection with the Report on Form N-CSR for the above-named  issuer, the undersigned  hereby certify,  to the best of her or his knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: December 23, 2003                                                 /s/ Pamela J. Moret
                                                                        -------------------------------------------
                                                                        Pamela J. Moret
                                                                        President

Date: December 23, 2003                                                 /s/ Charles D. Gariboldi
                                                                        ---------------------------------------
                                                                        Charles D. Gariboldi
                                                                        Treasurer